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INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PLAINS GP HOLDINGS, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Plains GP Holdings, L.P.
333 Clay Street, Suite 1600
Houston, Texas 77002

[    •    ], 2016

To our Class A and Class B shareholders:

        You are cordially invited to attend a special meeting of the Class A and Class B shareholders (our "Shareholders") of Plains GP Holdings, L.P. ("PAGP") to be held on [    •    ], 2016, at [    •    ] [a.m./p.m.] Central Time, in [The Senate Room, located on the 12th Floor of Two Allen Center, 1200 Smith Street, Houston, Texas 77002.] This special meeting has been called by the board of directors of PAA GP Holdings LLC, the general partner of PAGP (our "general partner" or "PAGP GP"). At this important meeting, you will be asked to consider and vote upon:

          1.     a proposal (the "Simplification Proposal") to approve the Simplification Agreement, dated July 11, 2016 (the "Simplification Agreement"), by and among PAGP, our general partner, Plains AAP, L.P., a Delaware limited partnership ("AAP"), Plains All American GP LLC, a Delaware limited liability company and the general partner of AAP ("GP LLC"), Plains All American Pipeline, L.P., a Delaware limited partnership ("PAA"), and PAA GP LLC, a Delaware limited liability company and the general partner of PAA ("PAA GP," and together with PAA, GP LLC, AAP, PAGP and our general partner, the "Plains Entities"), and the related Transactions (as defined below);

          2.     a proposal (the "Adjournment Proposal") to approve the adjournment of the special meeting to a later date or dates, at the discretion of our general partner, to solicit additional proxies to approve the Simplification Proposal; and

          3.     any proposal to transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

        The transactions contemplated by the Simplification Agreement include the following:

  •
  the conversion of PAA GP's 2% general partner interest in PAA into a non-economic general partner interest (the "GP Conversion");

  •
  the redemption by PAA (the "IDR Redemption") of all of the incentive distribution rights in PAA held by AAP (the "IDRs");

  •
  as consideration for the GP Conversion and IDR Redemption, (i) the assumption by PAA of all outstanding indebtedness and obligations under AAP's Second Amended and Restated Credit Agreement and (ii) issuance by PAA to AAP of 245,500,000 common units of PAA ("PAA Common Units"), subject to certain adjustments;

  •
  the implementation of a unified governance structure for the Plains Entities that will result in a single board of directors of our general partner being responsible for the management of PAGP, AAP and PAA;

  •
  the division of the board of directors of PAGP GP into three classes and the acceleration of the date on which our shareholders, together with PAA preferred and common unitholders (other than AAP), will begin to participate in the election of directors on an annual basis, with the first such election expected to occur in 2018;

  •
  the creation of a right for the holders (excluding PAGP and GP LLC) of the Class A units of AAP ("AAP Units") to cause AAP to redeem such AAP Units in exchange for an equal number of PAA Common Units held by AAP, and the granting of resale registration rights with respect to such PAA Common Units;

  •
  the effectuation of certain reverse stock splits to adjust the outstanding equity of PAGP, PAGP GP and AAP in order that the number of outstanding PAGP Class A shares (the "Class A shares") will, as of the closing of the Transactions, equal the number of outstanding AAP Class A Units held by PAGP and the number of outstanding PAA Common Units held by AAP that are attributable to PAGP; accordingly, following the closing, each split-adjusted Class A share will represent indirect ownership of one PAA Common Unit;

  •
  the entry into an omnibus agreement (the "Omnibus Agreement") designed to promote economic alignment between our Class A shareholders and PAA's Common Unitholders following the closing through, among other measures, maintenance of a one-to-one relationship between the number of our outstanding Class A shares and the number of PAA Common Units we indirectly own through AAP. The Omnibus Agreement will also require PAA to bear the costs and expenses of the Plains Entities, other than income tax expenses of PAGP and its subsidiaries (excluding PAA and its subsidiaries);

  •
  the amendment and restatement of the governing documents of the Plains Entities, including the agreement of limited partnership of PAGP, to give effect to the foregoing; and

  •
  several other miscellaneous matters that are described in greater detail in the attached proxy statement.

        We refer to the Simplification Agreement and the organizational and ancillary agreements that are required to be executed pursuant to the Simplification Agreement in order to effectuate the transactions described above, collectively as the "Transaction Documents," and the transactions that are contemplated by the Simplification Agreement and the other Transaction Documents as the "Transactions."

        The board of directors of our general partner has unanimously approved the Simplification Agreement and the Transactions and determined that they are (a) fair and reasonable to PAGP and the holders of Class A shares, (b) in, or not opposed to, the best interests of PAGP and (c) in, or not opposed to, the best interests of our Class A Shareholders.

        Accordingly, the board of directors of our general partner unanimously recommends that the Shareholders vote "FOR" the Simplification Proposal and "FOR" the Adjournment Proposal.

        Your vote is very important.    Even if you plan to attend the special meeting, we urge you to promptly vote your shares electronically, via the Internet or by telephone, or by submitting your marked, signed and dated proxy card. You will retain the right to revoke your proxy at any time before the vote, or to vote your shares personally if you attend the special meeting. Voting your shares electronically, via the Internet or by telephone, or by submitting a proxy card will not prevent you from attending the special meeting and voting in person. Please note, however, that if you hold your shares through a broker or other nominee, and you wish to vote in person at the special meeting, you must obtain from your broker or other nominee a proxy issued in your name.

        The Transactions will not be consummated pursuant to the Simplification Agreement unless approved by our Shareholders.    Our partnership agreement requires that we obtain the approval of the holders of a majority of outstanding Class A and Class B shares, voting as a single class, prior to a transaction that would involve the sale or exchange of all or substantially all of our assets. The GP Conversion and IDR Redemption may be deemed to be a sale or exchange of all or substantially all of our assets. In addition, the approval of the Simplification Agreement and the Transactions by the holders of a majority of the outstanding Class A and Class B shares, voting as a single class, is a condition to the closing of each of the Transactions pursuant to the Simplification Agreement.

        Concurrently with the execution of the Simplification Agreement, certain of our Shareholders that owned approximately 51.3% of the Class A and Class B shares outstanding as of July 11, 2016 executed a Voting Agreement (the "Voting Agreement"), pursuant to which such Shareholders agreed to vote all of their Class A and Class B shares in favor of the Simplification Proposal. The Voting Agreement binds sufficient votes to ensure that the Simplification Proposal will be approved at the special meeting.

        I urge you to review carefully the attached proxy statement, which contains detailed descriptions of the Simplification Proposal to be voted upon at the special meeting, as well as the annexes thereto.

Sincerely,
Greg L. Armstrong Chairman of the Board and Chief Executive Officer PAA GP Holdings LLC

        If you have any questions or need assistance voting, please call Georgeson LLC, PAGP's proxy solicitor in connection with the Special Meeting, toll-free at 1-866-431-2105.

This proxy statement is first being mailed to Shareholders on or about [    •    ], 2016

PLAINS GP HOLDINGS, L.P.
333 Clay Street, Suite 1600
Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF CLASS A AND CLASS B SHAREHOLDERS
To Be Held On [    •    ], 2016

[    •    ], 2016

To the Class A and Class B Shareholders of Plains GP Holdings, L.P.:

        A special meeting of our Class A and Class B Shareholders (our "Shareholders") will be held on [    •    ], at [    •    ] [a.m./p.m.] Central Time, in [The Senate Room, located on the 12th Floor of Two Allen Center, 1200 Smith Street, Houston, Texas 77002]. At the meeting, our Shareholders will be asked to consider and vote upon:

          1.     a proposal (the "Simplification Proposal") to approve the Simplification Agreement, dated July 11, 2016 (the "Simplification Agreement"), by and among Plains GP Holdings, L.P. (the "Partnership"), PAA GP Holdings, LLC (our "general partner"), Plains AAP, L.P., Plains All American GP LLC, Plains All American Pipeline, L.P., and PAA GP LLC, and the Transactions (as defined below). We refer to the Simplification Agreement and the organizational and ancillary agreements that are required to be executed pursuant to the Simplification Agreement in order to effectuate the transactions described in the attached proxy statement collectively as the "Transaction Documents," and the transactions which are contemplated by the Simplification Agreement and the Transaction Documents as the "Transactions";

          2.     a proposal (the "Adjournment Proposal") to approve the adjournment of the special meeting to a later date or dates, at the discretion of our general partner, to solicit additional proxies to approve the Simplification Proposal; and

          3.     any proposal to transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

        We have set the close of business on [    •    ], 2016 as the record date for determining which of our Shareholders are entitled to receive notice of and to vote at the special meeting and any postponements or adjournments thereof. A list of Shareholders entitled to vote is on file at our principal offices, 333 Clay Street, Suite 1600, Houston, Texas 77002, and will be available for inspection by any Shareholder during the meeting.

        The board of directors of our general partner unanimously recommends that the Shareholders vote "FOR" the Simplification Proposal and "FOR" the Adjournment Proposal.

        Your vote is very important.    If you cannot attend the special meeting, you may vote your shares electronically, via the Internet or by telephone, or by mailing the proxy card in the enclosed postage-prepaid envelope. Any Shareholder attending the meeting may vote in person, even if he or she already has returned a proxy.

By Order of the Board of Directors of PAA GP Holdings LLC, general partner of Plains GP Holdings, L.P.
Richard McGee
Secretary

Houston, Texas
[    •    ], 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [    •    ], 2016

The Notice of Special Meeting of Class A and Class B shareholders and the Proxy Statement for the Special Meeting of Class A and Class B shareholders are available on our Internet website at http://ir.pagp.com/ under "Investor Relations."

i

ii

 SUMMARY

        The following summary highlights certain information contained in this proxy statement. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you for a more complete understanding of the Transactions, including, in particular, the Simplification Agreement attached as Annex A to this proxy statement.

        References to "PAGP," "we," "us," "our," "ours" and similar terms refer to Plains GP Holdings, L.P. (NYSE:PAGP). References to (i) "PAGP GP" or our "general partner" refer to PAA GP Holdings LLC, our general partner; (ii) "AAP" refer to Plains AAP, L.P., in which we own a 41.0% economic interest as of August 31, 2016; (iii) "GP LLC" refer to Plains All American GP LLC, a Delaware limited liability company and the general partner of AAP; (iv) "PAA" refer to Plains All American Pipeline, L.P. (NYSE:PAA); and (v) "PAA GP" refer to PAA GP LLC, a Delaware limited liability company and the general partner of PAA. References to the "Plains Entities" refer to PAGP GP, PAGP, GP LLC, AAP, PAA GP and PAA, collectively. References to the "PAGP Entities" refer to the Plains Entities (other than PAA and its subsidiaries). References to the "Initial Owners" refer to the owners of AAP immediately prior to our initial public offering in 2013 and permitted transferees of their interests in AAP. Please see the diagrams beginning on page 14 that show our simplified organizational structure before and after giving effect to the Transactions.

        References herein to the "Transactions" refer to the transactions contemplated by the Simplification Agreement, and references herein to the "Transaction Documents" refer to the Simplification Agreement, the A&R PAA Partnership Agreement, the A&R AAP Partnership Agreement, the A&R PAGP Partnership Agreement, the A&R GP LLC Agreement, the A&R PAGP GP LLC Agreement, the Registration Rights Agreement, the Omnibus Agreement, the A&R Administrative Agreement, the Voting Agreement (as each of those terms are defined below) and each other document and agreement required to be delivered in connection with any of the foregoing or necessary to effectuate the Transactions.

The Transactions and Transaction Documents (Page 23)

        The Simplification Agreement contemplates a series of transactions and the execution of several organizational and ancillary documents intended to accomplish several important objectives for PAA and its stakeholders, including PAGP. Collectively, these actions will simplify PAA's capital structure, better align the interests of its stakeholders, improve its overall credit profile, reduce its cost of incremental capital and improve its distribution coverage, which should better position PAA to capitalize on attractive growth opportunities and manage its business over the long term. Each of these transactions and the related organizational and ancillary documents are described in summary form below and in greater detail in "The Transactions and The Transaction Documents."

The Transactions

  PAA Recapitalization (Page 23)

        Pursuant to the Simplification Agreement, at the closing of the Transactions (the "Closing"):

  •
  PAA GP's 2% general partner interest in PAA will be converted into a non-economic general partner interest in PAA (the "GP Conversion");

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  PAA will redeem all of the incentive distribution rights in PAA held by AAP ("IDRs"), and the IDRs will be cancelled (the "IDR Redemption");

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  as consideration for the GP Conversion and IDR Redemption, (i) PAA will issue to AAP 245,500,000 common units of PAA ("PAA Common Units"), subject to adjustment as described in "The Transactions and Transaction Documents—PAA Recapitalization" and (ii) PAA will assume all remaining outstanding indebtedness, obligations and liabilities of AAP under the Second

    Amended and Restated Credit Agreement dated as of September 26, 2013 among AAP, Citibank, N.A. and the lenders party thereto (the "AAP Credit Agreement") as of the Closing. As of the date hereof, AAP's outstanding borrowings under the AAP Credit Agreement are approximately $597 million.

        We refer to the transactions described above as the "PAA Recapitalization."

        As PAA previously announced, irrespective of whether the Simplification Proposal is approved, PAA intends to pay, effective with the third quarter distribution payable in November 2016, a quarterly distribution of $0.55 per PAA Common Unit, or $2.20 on an annualized basis, representing a 21% reduction to PAA's second quarter distribution level of $0.70 per PAA Common Unit, or $2.80 on an annualized basis. This revised distribution level significantly enhances PAA's distribution coverage and credit profile.

        As the following table illustrates, the PAA Recapitalization significantly mitigates the effect of the reset distribution level announced by PAA on the distributions per Class A share. To the extent that PAA elects to reset its distribution to an annualized level of $2.20 per PAA Common Unit and the proposed PAA Recapitalization does not occur, the per share quarterly distribution associated with a Class A share would decrease by approximately 39%; by contrast, following the PAA Recapitalization, such decrease is expected to be approximately 10.6%. The difference results from the fact that, as PAA's distribution per PAA Common Unit is reduced, payments to the holder of the IDRs are reduced by a proportionately greater amount; accordingly, if the PAA Recapitalization does not take place and the PAA Common Unit distribution level is reset to the annualized level of $2.20 per PAA Common Unit, the percentage reduction per Class A share will be greater than the percentage reduction per PAA Common Unit.

Third Quarter 2016 Distribution Per Class A Share

	Current Level		Reset Level
	Per Quarter	Annualized	Per Quarter	Annualized	% Decrease
PAA Recapitalization	$0.2310	$0.9240	$0.2065	$0.8260	(10.6)
No PAA Recapitalization	$0.2310	$0.9240	$0.1400	$0.5600	(39.4)

        Following the PAA Recapitalization and subject to change based on any equity issuances by PAA prior to the Closing, PAA's equity capital structure is expected to consist of (i) a non-economic general partner interest, (ii) 646,672,792 PAA Common Units outstanding and (iii) 63,126,331 Series A Preferred Units (the "Series A Preferred Units") outstanding. Subject to the terms of PAA's limited partnership agreement, the Series A Preferred Units are generally convertible any time after January 28, 2018 at the option of the holder into an equivalent number of PAA Common Units. AAP will own an approximate 34% limited partner interest in PAA as of the Closing, implying an exchange ratio of approximately 0.3755 PAA Common Unit for each outstanding Class A unit of AAP (an "AAP Unit").

  Unified Governance Structure (Page 25)

        Governance Simplification.    Currently, PAGP GP manages the business and affairs of PAGP, and GP LLC manages the business and affairs of PAA and AAP. Pursuant to the Simplification Agreement, GP LLC's limited liability company agreement will be amended and restated to provide, among other things, that PAGP, as the sole member of GP LLC, will have the sole authority to manage the business and affairs of GP LLC, and the current board of directors of GP LLC ("GP LLC board") will be eliminated. As a result of this amendment, the board of directors of PAGP GP (the "PAGP GP board") will have responsibility for managing the business and affairs of each of PAGP, AAP and PAA. PAGP will have the authority, in its sole discretion, to establish a conflicts committee of GP LLC for, among other reasons, considering conflict matters between PAA and PAGP, including any matter with respect to which PAGP seeks to obtain "Special Approval" (as defined in PAA's limited partnership agreement).

        In addition, similar to the current structure, if EMG Investment, LLC (an affiliate of The Energy & Minerals Group), KAFU Holdings, L.P. (an affiliate of Kayne Anderson Investment Management Inc.) or Oxy Holding Company (Pipeline), Inc. (a subsidiary of Occidental Petroleum Corporation), together with their respective affiliates (together, the "Original Designating Parties"), own at least a 10% interest (a "Qualifying Interest") in the outstanding AAP Units, such party will continue to be entitled to designate one director to the PAGP GP board. The calculation of Qualifying Interest will include, in addition to any AAP Units and Class A shares an Original Designating Party or its affiliates own, any PAA Common Units owned by such Original Designating Party or its affiliates by virtue of their exercise of the Redemption Right (as defined below).

        At the Closing, the PAGP GP board will consist of 10 members, including three designated directors, six independent directors and our general partner's chief executive officer, who will continue to serve as the Chairman of the Board. The directors on the PAGP GP board as of the Closing are expected to include:

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  Chief Executive Officer:  Greg L. Armstrong.

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  Designated Directors:  John T. Raymond, a designee of EMG Investment, LLC; Robert V. Sinnott, a designee of KAFU Holdings, L.P.; and Ben Figlock, a designee of Oxy Holding Company (Pipeline), Inc.

  •
  Independent Directors:  Victor Burk, Everardo Goyanes, Gary R. Petersen, Bobby S. Shackouls, J. Taft Symonds and Christopher M. Temple.

        Election of Directors and Issuance of Class C Shares by PAGP.    Currently, our Shareholders do not have the right to elect PAGP GP directors; however, under the governance documents of PAGP and PAGP GP, when the collective economic interest in AAP owned by the Initial Owners falls below 40% (such an event, the "trigger date"), certain changes to our governance structure would be triggered, including (i) the classification of the PAGP GP board into three classes (which must take place within a certain period of time), (ii) Shareholder participation in director elections and (iii) limited nomination rights for our Shareholders. Pursuant to the current organizational documents, the PAGP GP board would be classified on the trigger date, and, in certain circumstances, a period of up to three years could lapse between the trigger date and the first meeting of Shareholders called to elect the eligible directors of the PAGP GP board with expiring terms.

        Pursuant to the Simplification Agreement, PAGP GP will amend and restate its limited liability company agreement to effectively accelerate the trigger date to the Closing. As a result, at the Closing, the directors (other than the Chief Executive Officer and any director subject to appointment, in certain circumstances, by the holders of the Series A Preferred Units) will be divided into three classes, with each class including two independent directors and one designated director. The initial terms for the three classes will be set to expire in 2018, 2019 and 2020, with each class having a three-year term following its initial term. For more information regarding the members of the PAGP GP board following the Closing, please see "Directors of PAGP GP Following the Transactions."

        Beginning in 2018, PAGP will hold an annual meeting of Shareholders for the election of "eligible PAGP GP directors", which will include all directors with expiring terms other than (i) any director subject to designation, (ii) PAGP GP's chief executive officer and (iii) any director subject to appointment by the holders of PAA's Series A Preferred Units. For more information on how the annual meetings of PAGP Shareholders will be conducted, including nomination and meeting procedures and limitations on voting, please see "Comparison of the Rights of Our Shareholders Before and After the Transactions."

        In connection with the Closing, PAGP will create a new class of non-economic limited partner interests, designated as Class C shares, and will issue one Class C share to PAA for (i) each outstanding PAA Common Unit, excluding PAA Common Units held by AAP, and (ii) each PAA Common Unit that would be issued to holders of Series A Preferred Units assuming conversion, in each case, as of the Closing. PAGP currently expects to issue approximately 465,091,197 Class C shares at the Closing. The Class C shares will be non-economic shares that will provide PAA, as the sole holder, the right to vote in elections of eligible PAGP GP directors together with the holders of our Class A and Class B shares. The issuance of the Class C shares will have the effect of substantially diluting the nominating and voting rights currently held by the holders of the Class A and Class B shares. Please see "Comparison of the Rights of Our Shareholders Before and After the Transactions."

        PAA will hold an annual meeting of its limited partners in advance of PAGP's annual meeting of its limited partners. The purpose of PAA's annual meeting will be to allow its limited partners other than AAP to cast a "pass-through vote" instructing PAA how to vote its Class C Shares in such election. PAA will vote (or refrain from voting) its Class C shares for the election of eligible PAGP GP directors in the same proportion as the votes received from or withheld by its limited partners. At the PAA annual meeting, PAA Common Units held by AAP will not be voted and will not be counted for purposes of determining whether a quorum exists.

        Pursuant to the Omnibus Agreement to be entered into at the Closing (the "Omnibus Agreement"), PAGP will be required to issue additional Class C shares to PAA and PAA will be required to surrender Class C shares to PAGP, in each case to the extent necessary to ensure that the holder of a PAA Common Unit (other than AAP) or a Series A Preferred Unit (on an as-converted basis) has essentially the same voting power for the election of eligible PAGP GP directors on a per unit basis as the holder of a Class A share or Class B share. We refer to this relationship as "Voting Parity."

        Executive Officers.    No changes to the executive management team of PAA are expected as a result of, or in connection with, the Closing of the Transactions.

  Economic Parity Between PAGP and PAA (Page 27)

        At the Closing, (i) AAP will effect a reverse split of the outstanding AAP Units and Class B Units of AAP (the "AAP Management Units"), (ii) PAGP will effect a reverse split of the outstanding Class A shares and Class B shares, and (iii) PAGP GP will effect a reverse split of the outstanding company units of PAGP GP ("PAGP GP Units"), in each case, at a ratio of approximately 1-to-2.663, subject to certain adjustments. These reverse equity splits are designed to ensure that (i) in the case of AAP, the number of outstanding AAP Units (including AAP Units issuable upon conversion of AAP Management Units) equals the number of PAA Common Units held by AAP immediately following the PAA Recapitalization and (ii) in the case of PAGP, the number of outstanding Class A Shares following the Closing will equal the number of AAP Units owned by PAGP, and will also equal the number of PAA Common Units attributable to PAGP's interest in AAP. Following the Closing, each split-adjusted Class A share will represent indirect ownership of one PAA Common Unit. We refer to the resulting one-to-one relationship between our Class A shares and underlying PAA Common Units in which PAGP has an economic interest as "Economic Parity."

  Cost Allocations (Page 27)

        Pursuant to the Omnibus Agreement, for periods following the Closing, all direct or indirect expenses of any of the Plains Entities will be paid by PAA, other than income taxes of the PAGP Entities. These direct or indirect expenses include, but are not limited to, (i) compensation for the directors of PAGP GP, (ii) director and officer liability insurance, (iii) listing exchange fees, (iv) investor relations expenses, and (v) fees related to legal, tax, financial advisory and accounting services.

Transaction Documents

        At the Closing, various amendments to the governing agreements of the Plains Entities will be adopted, as described in greater detail below.

  A&R PAGP GP LLC Agreement (Page 28)

        The Limited Liability Company Agreement of PAGP GP will be amended and restated (the "A&R PAGP GP LLC Agreement") to, among other things:

  •
  increase the size of the PAGP GP board from seven to ten members at the Closing and classify the PAGP GP board, each as described above;

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  accelerate the occurrence of the trigger date (described above) to the Closing of the Transactions and provide for the initial annual meeting of PAGP limited partners for the election of eligible PAGP GP directors to be held in 2018;

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  clarify that the calculation of Qualifying Interest will include, in addition to any AAP Units and Class A shares such designating party and its affiliates own, PAA Common Units that a designating party and its affiliates receive and hold in connection with an AAP Unit Redemption, and that each of the Original Designating Parties will have the continuing right to designate a director for as long as such party maintains at least a 10% Qualifying Interest; and

  •
  given that the GP LLC board will be eliminated, which negates the existing right of the holders of PAA's Series A Preferred Units under GP LLC's limited liability company agreement to designate a director to the GP LLC board in the event that PAA does not declare and pay distributions on its Series A Preferred Units for three quarters, whether or not consecutive (the "Series A Designation Right"), the A&R PAGP GP LLC Agreement will incorporate a replacement Series A Designation Right at the PAGP GP board level.

  A&R PAGP Partnership Agreement (Page 28)

        PAGP's limited partnership agreement will be amended and restated (the "A&R PAGP Partnership Agreement") to, among other things:

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  create the Class C shares and set forth the rights and obligations of PAA as the holder thereof as described above;

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  revise the definition of "Outstanding" with respect to certain holders or groups of holders that beneficially own more than 20% of an outstanding class of PAGP's equity interests so that:

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  such holder or group of holders will not be subject to the 20% limitation contained in the definition of "Outstanding" for purposes of nominating persons as eligible PAGP GP directors; and

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  not more than 19.9% of the outstanding Class A shares, Class B shares and Class C shares, taken together as a single class, that are owned by such holder or group of holders will be counted for purposes of determining a quorum and voting in the election of eligible PAGP GP directors;

  •
  require consent of the holders of a majority of the outstanding Class C Shares, voting as a single class, with respect to certain amendments to the A&R PAGP Partnership Agreement that would have a material adverse effect on the rights or preferences of the Class C shareholders; and

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  modify the provisions relating to the right of record holders of at least 10% of the outstanding Class A shares and Class B shares to nominate a person to serve as an eligible PAGP GP director by instead providing that such nomination rights extend to record holders of at least

    10% of the outstanding Class A, Class B and Class C shares, and authorize PAA to nominate eligible PAGP GP directors on behalf of its unitholders.

  A&R GP LLC Agreement (Page 29)

        GP LLC's limited liability company agreement will be amended and restated (the "A&R GP LLC Agreement") to, among other things:

  •
  grant broad authority to PAGP to manage the business and affairs of GP LLC, as its sole member;

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  eliminate the board of directors as the party responsible for managing the business and affairs of PAA in order to give effect to the unified governance structure as described above; and

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  grant PAGP the authority, in its sole discretion, to establish a conflicts committee of GP LLC for, among other reasons, considering any conflict matters between PAGP and PAA, including any matter with respect to which PAGP seeks to obtain "Special Approval" (as defined in the A&R PAA Partnership Agreement (as defined below)).

  A&R AAP Partnership Agreement (Page 30)

        AAP's limited partnership agreement will be amended and restated (the "A&R AAP Partnership Agreement") to, among other things:

  •
  subject to certain limitations during the first twelve months following the Closing as described below, provide that a holder of AAP Units (other than PAGP and GP LLC) will have the right (a "Redemption Right") to cause AAP to redeem any or all of such holder's AAP Units in exchange for the distribution of an equivalent number of PAA Common Units held by AAP ("AAP Unit Redemption"). In connection with any AAP Unit Redemption, the redeeming holder will transfer the AAP Units to AAP and a corresponding number of Class B shares and PAGP GP Units (if any), in each case, to PAGP. The AAP Units transferred to AAP will be cancelled, the Class B shares transferred to PAGP will be cancelled and the PAGP GP Units transferred to PAGP will remain outstanding and increase PAGP's ownership percentage in PAGP GP; and

  •
  modify the contribution, distribution and tax allocation provisions to accommodate the Redemption Rights and to account for the fact that the general partner interest in PAA will no longer be an economic interest and the fact that following Closing AAP will cease to have any indebtedness for borrowed money.

        The A&R AAP Partnership Agreement will generally restrict, subject to certain exceptions, each holder of AAP Units (other than PAGP and GP LLC, which have not been granted Redemption Rights) from exercising its Redemption Rights with respect to approximately 22% of its AAP Units for a period of twelve months following the Closing. Greg Armstrong and Harry Pefanis, our general partner's Chief Executive Officer and Chief Operating Officer, respectively, will be restricted from directly or indirectly (through PAA Management, L.P.) exercising their respective Redemption Rights with respect to 100% of their AAP Units during the same period. These restrictions are designed to reduce, but not eliminate, the risk that any redemptions during the first 12 months following Closing, combined with public trading of PAA Common Units, will cause a technical tax termination of PAA. The holders of AAP Units (other than PAGP and GP LLC) will continue to be permitted to exchange units for Class A shares without restriction.

  A&R PAA Partnership Agreement (Page 30)

        PAA's limited partnership agreement will be amended and restated (the "A&R PAA Partnership Agreement") to, among other things:

  •
  reflect and effectuate the GP Conversion and the IDR Redemption and related amendments;

  •
  adjust certain tax allocation provisions to ensure to the maximum extent possible the fungibility of (i) the PAA Common Units issued in the PAA Recapitalization and (ii) the other outstanding PAA Common Units;

  •
  revise certain definitions to reflect the unified governance structure contemplated by the Transactions, including the definitions of "Board of Directors" and "Conflicts Committee";

  •
  implement the rights of limited partners to direct PAA to vote its Class C shares for the election of eligible PAGP GP directors in the same proportion as PAA's securities are voted at the annual meeting of PAA limited partners;

  •
  provide that a holder of a limited partner interest in PAA (other than AAP) that is equal to or greater than 10% of the Class A shares, Class B shares and Class C shares, collectively, may direct PAA to nominate one person for election as an eligible PAGP GP director;

  •
  revise the definition of "Outstanding" with respect to any holder or group of holders that beneficially own more than 20% of an outstanding class of PAA's equity interests so that, subject to certain exceptions:

  •
  such holder or group of holders will not be subject to the 20% limitation contained in the definition of "Outstanding" for purposes of nominating persons as eligible PAGP GP directors; and

  •
  equity interests of PAA held by such holder or group of holders of up to 19.9% of the voting power of the outstanding Class A shares, Class B shares and Class C shares, taken together as a single class, will be counted for purposes of determining a quorum and voting in the election of eligible PAGP GP directors; and

  •
  eliminate any preemptive right of PAA GP or its affiliates with respect to future issuances of partnership securities by PAA.

  Omnibus Agreement and A&R Administrative Agreement (Page 32)

        The Plains Entities will also enter into the Omnibus Agreement, which will provide for, among other things, the following:

  •
  that, for periods following the Closing, all direct or indirect expenses of any of the Plains Entities will be paid by PAA, other than income taxes of the PAGP Entities. Such direct or indirect expenses include, but are not limited to (i) compensation for the directors of PAGP GP, (ii) director and officer liability insurance, (iii) listing exchange fees, (iv) investor relations expenses, and (v) fees related to legal, tax, financial advisory and accounting services;

  •
  the methods by which Economic Parity and Voting Parity will be maintained for periods following the Closing;

  •
  the ability of PAGP to issue additional Class A shares and use the net proceeds therefrom to purchase a like number of AAP Units from AAP, and the corresponding ability of AAP to use the net proceeds therefrom to purchase a like number of PAA Common Units from PAA; and

  •
  the ability of PAGP to lend proceeds of any future indebtedness incurred by it to AAP, and AAP's corresponding ability to lend such proceeds to PAA, in each case on substantially the same terms as incurred by PAGP. PAA will reimburse the net fees and expenses in connection with the incurrence of such debt; provided that PAA will only be required to reimburse such net fees and expenses on one occasion with respect to each incurrence of indebtedness by PAA from AAP.

        The Plains Entities will also amend and restate the existing Administrative Agreement (as amended and restated, the "A&R Administrative Agreement") to remove the expense allocation provisions; such provisions will be provided for in the Omnibus Agreement.

  Registration Rights Agreement (Page 32)

        The holders of AAP Units other than PAGP and GP LLC will enter into a Registration Rights Agreement with PAA, pursuant to which PAA will agree to use commercially reasonable efforts to file, and cause to be continuously effective, a shelf registration statement to permit the public resale of the PAA Common Units to be held by AAP immediately following the Closing that are distributable to such holders following an AAP Unit Redemption. Additionally, PAA will agree to register the resale of any PAA Common Units issued to AAP following the Closing pursuant to the Omnibus Agreement in respect of certain AAP Management Units. In certain circumstances, the holders will have piggyback registration rights on offerings initiated by persons (other than PAA) for whom PAA has the obligation to undertake an underwritten offering (including the holders of its Series A Preferred Units), and certain holders will collectively have the right to request up to a total of twelve underwritten offerings, subject to size limitations and customary rights of PAA to delay such offerings.

  Voting Agreement (Page 33)

        Concurrently with the execution of the Simplification Agreement, certain of our Shareholders that owned approximately 51.3% of the Class A and Class B shares outstanding as of July 11, 2016 executed a Voting Agreement (the "Voting Agreement"), pursuant to which such Shareholders agreed to vote their Class A and Class B shares in favor of the Simplification Proposal. The Voting Agreement binds sufficient votes to ensure that the Simplification Proposal will be approved at the special meeting.

The Simplification Agreement (Page 34)

        The Simplification Agreement requires the Plains Entities to effect the Transactions by requiring the applicable entities to: (i) consummate the PAA Recapitalization; (ii) execute and deliver the A&R PAA Partnership Agreement, the A&R AAP Partnership Agreement, the A&R PAGP Partnership Agreement, the A&R GP LLC Agreement, the A&R PAGP GP LLC Agreement, the Registration Rights Agreement, the Omnibus Agreement, and the A&R Administrative Agreement; (iii) effect the reverse equity splits required to achieve Economic Parity; and (iv) issue the Class C shares to PAA to achieve Voting Parity, in each case, at the Closing, subject to the satisfaction of the conditions set forth in the Simplification Agreement.

  The Parties to the Simplification Agreement (Page 34)

        PAGP.    We are a Delaware limited partnership (NYSE: PAGP) formed in July 2013 to own an indirect interest in the general partner and the IDRs of PAA, a publicly traded Delaware limited partnership. Although formed as a limited partnership, we have elected to be taxed as a corporation for United States federal income tax purposes.

        For a more detailed description of our business, see our Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, each of which is incorporated into this proxy statement by reference. Our principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and our telephone number is (713) 646-4100.

        PAGP GP.    PAGP GP manages our operations and activities and is responsible for exercising on our behalf any rights we have as the sole and managing member of GP LLC. PAGP GP's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

        GP LLC.    GP LLC manages the business and affairs of PAA and AAP; however, through our current rights as the sole and managing member of GP LLC (including the right to appoint the members of the GP LLC board), we indirectly control the business and affairs of AAP and PAA. Following the Closing and the implementation of the unified governance structure described above, the PAGP GP board will have control over the business and affairs of AAP and PAA. GP LLC's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

        AAP.    AAP is a Delaware limited partnership that directly owns all of PAA's IDRs and indirectly owns the 2% general partner interest in PAA. AAP is the sole member of PAA GP, which directly holds the 2% general partner interest in PAA. AAP's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

        PAA GP.    PAA GP is a Delaware limited liability company that holds the 2% general partner interest in PAA. PAA GP's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

        PAA.    PAA is a publicly traded master limited partnership (NYSE: PAA) that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids ("NGL"), natural gas and refined products. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada.

        For a more detailed description of PAA's business, see PAA's Annual Report on Form 10-K for the year ended December 31, 2015 and PAA's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, each of which is incorporated into this proxy statement by reference. PAA's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

  Representations and Warranties, Covenants and Conditions to the Closing (Pages 35-37)

        The Simplification Agreement contains representations and warranties made by the Plains Entities regarding aspects of their organizational structure and capitalization, as well as other facts pertinent to the Transactions, including with respect to their power and authority to enter into and carry out the Transactions. The representations and warranties contained in the Simplification Agreement will survive for a period of one year following the Closing.

        The Plains Entities have agreed to take certain actions and refrain from taking certain actions prior to the Closing, including, among other things, (i) our agreement to prepare and file this proxy statement and call, hold and convene a meeting of Shareholders, (ii) the PAGP GP board's agreement to recommend that our Shareholders vote for the Simplification Proposal, (iii) PAA's agreement to not issue additional equity in excess of $600 million without written consent of PAGP, subject to certain exceptions, and (iv) each party's agreement not to take any action that would reasonably be likely to result in a material delay or failure of any condition to the Closing.

        Additionally, to the extent that (i) the Closing occurs after the record date for PAA's third quarter distribution of available cash and (ii) PAA pays less than the current level of $0.70 per PAA Common Unit for the third quarter distribution, AAP has agreed to borrow funds under the AAP Credit Agreement as necessary to make a special "true-up" distribution to the holders of AAP Units that, when added to the distributions to be paid to PAA GP and AAP in respect of the 2% general partner interest in PAA and the IDRs, equals the total distribution such holders of AAP Units would have received if the Closing had occurred immediately prior to such third quarter record date. Since PAA has announced that it intends to reset its distribution levels to $0.55 per PAA Common Unit commencing in the third quarter, we expect that the amount that AAP would borrow and distribute to its unitholders if this were to occur would be approximately $40 million.

        The consummation of the Transactions depends on the satisfaction or waiver of several conditions. If these conditions are not satisfied or waived, the Transactions will not be consummated. These conditions include, among others: (i) approval of the Simplification Proposal by the holders of a Share Majority (as defined below), (ii) the taking of all actions necessary to effect the reverse equity splits of PAGP GP, PAGP and AAP described above, (iii) the absence of certain legal impediments to the consummation of the Transactions, (iv) the accuracy in all material respects of the parties' representations and warranties under the Simplification Agreement, (v) the performance in all material respects of the parties' covenants and obligations under the Simplification Agreement, (vi) the receipt by PAA and PAGP of a third party legal opinion regarding certain matters related to the Investment Company Act of 1940, and (vii) the approval by the New York Stock Exchange ("NYSE") of the listing of the PAA Common Units to be issued in connection with the Transactions.

Recommendation of the Board of Directors (Page 38)

        At a special meeting held on July 11, 2016, after consideration, the PAGP GP board:

  •
  determined that the Transactions, on the terms and conditions set forth in the Transaction Documents, are (a) fair and reasonable to PAGP and the holders of Class A Shares, (b) in, or not opposed to, the best interests of PAGP and (c) in, or not opposed to, the best interests of the holders of Class A Shares;

  •
  approved, on behalf of PAGP GP and PAGP, (i) the Transactions upon the terms and conditions set forth in the Transaction Documents and (ii) the Transaction Documents; and

  •
  recommended that the Shareholders approve the Simplification Proposal.

Rationale for the Transactions (Page 58)

        In the course of reaching its decision to approve the Simplification Agreement and the Transactions, the PAGP GP board considered a number of factors in its deliberations, including:

  •
  as a result of the elimination of the IDRs, PAA's cost of equity capital will be reduced, which should improve PAA's valuation relative to its peers and enhance PAA's ability to compete for incremental capital opportunities (organic investment opportunities and third party acquisitions) to drive future growth;

  •
  the Transactions simplify PAA's capital structure, improve alignment between equity classes of each of PAA and PAGP and reduce the complexity of the governance structure of the Plains Entities, thereby enhancing understanding and transparency for PAA and PAGP investors;

  •
  together with PAA's proposed reduction of the PAA Common Unit distribution to $0.55 per Common Unit commencing with the distribution to be paid in November 2016, the PAA Recapitalization will significantly improve PAA's annual distribution coverage and enhance PAA's credit profile;

  •
  the mitigating effect of the Transactions on the planned reductions in distributions of available cash to Class A Shareholders beginning in the third quarter of 2016; and

  •
  the Transactions will allow the Plains Entities to maintain the tax efficient flexibility of their current organizational structure.

Opinion of the Financial Advisor to the PAGP GP Board (Page 60)

        The PAGP GP board retained Jefferies, LLC ("Jefferies") as its financial advisor in connection with the PAA Recapitalization, and Jefferies provided a fairness opinion to the PAGP GP board in connection therewith. At the meeting of the PAGP GP board on July 8, 2016, Jefferies rendered to the PAGP GP board its oral opinion, subsequently confirmed in writing on July 11, 2016, to the effect that, based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the review undertaken as described more fully in "The Transactions and Transaction Documents—Opinion of the Financial Advisor to the PAGP GP Board," as of the date of such written opinion, the issuance of 245,500,000 PAA Common Units to AAP pursuant to the PAA Recapitalization was fair, from a financial point of view, to each of PAGP, the holders of Class A Shares (other than PAGP GP and such holders who are also holders of Class B Shares) and the holders of AAP Class A Units.

Information About the Special Meeting (Page 72)

  Time, Date and Place

        A special meeting of our Shareholders will be held on [    •    ], at [    •    ] a.m/p.m.] Central Time, at [The Senate Room, located on the 12th Floor of Two Allen Center, 1200 Smith Street, Houston, Texas 77002].

  Purpose

        The Shareholders will be asked to consider and vote upon:

  •
  a proposal (the "Simplification Proposal") to approve the Simplification Agreement and the Transactions;

  •
  a proposal (the "Adjournment Proposal") to adjourn the special meeting to a later date or dates, at the discretion of our general partner, to solicit additional proxies to approve the Simplification Proposal; and

  •
  any proposal to transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

  Shareholders Entitled to Vote

        Shareholders that own Class A shares and Class B shares at the close of business on the record date, [    •    ], 2016 may vote at the special meeting. You may cast one vote for each Class A share or Class B share that you own as of the close of business on the record date.

  How to Vote

        Please complete and submit the enclosed proxy card as soon as possible or transmit your voting instructions by using the telephonic or internet procedures described on your proxy card.

  Required Shareholder Vote

        The approval of the Simplification Proposal by the affirmative vote of the holders of at least a majority of the Class A shares and Class B shares, voting as a single class (a "Share Majority"), is required to consummate the Transactions pursuant to the Simplification Agreement. Pursuant to the Voting Agreement, certain of our Shareholders that owned approximately 51.3% of the Class A and Class B shares outstanding as of July 11, 2016 have agreed to vote their Class A and Class B shares in favor of the Simplification Proposal. The Voting Agreement binds sufficient votes to ensure that the Simplification Proposal will be approved at the special meeting.

Interests of Certain Persons in the Transactions (Page 90)

        In considering the recommendations of the PAGP GP board, our Shareholders should be aware that some of the executive officers and directors of PAGP GP have interests in the Transactions that may differ from, or may be in addition to, the interests of our Shareholders generally. These interests include:

  •
  Redemption Rights.  Following the Closing of the Transactions, holders of AAP Units (other than PAGP and GP LLC) will have Redemption Rights, subject to certain limitations. These holders include affiliates of certain PAGP GP directors, including the Original Designating Parties, and certain members of our management.

  •
  Calculation of Qualifying Interest.  The A&R PAGP GP LLC Agreement will provide that the calculation of a Qualifying Interest will include, in addition to any AAP Units and Class A shares such designating party and its affiliates own, any PAA Common Units that a designating party and its affiliates receive and hold in connection with an AAP Unit Redemption, and that the current designating parties will have the continuing right to designate a director for as long as they maintain a 10% Qualifying Interest.

  •
  Registration Rights.  Certain PAGP GP executive officers and affiliates of certain PAGP GP directors will enter into a Registration Rights Agreement with PAA, pursuant to which PAA will agree to register the resale of PAA Common Units issued to AAP at the Closing, as well as PAA Common Units issued following the Closing pursuant to the Omnibus Agreement in respect of certain AAP Management Units.

  •
  Ownership of Class B Shares.  Certain of PAGP GP's executive officers and affiliates of certain PAGP GP directors own our Class B shares. The Class B shares represent a non-economic limited partner interest in PAGP, and carry with them the right to vote on all matters submitted to a vote of the limited partners of PAGP, including voting to approve the Simplification Proposal and voting in the election of eligible PAGP GP directors beginning in 2018.

  •
  Director and Executive Officer Interlock.  Certain of PAGP GP's directors and all of PAGP GP's executive officers are currently directors and executive officers of GP LLC, respectively, and are expected to remain directors and executive officers of PAGP GP following the Transactions. In addition, the directors of GP LLC who are not currently members of the PAGP GP board will be appointed to the PAGP GP board as of the Closing.

  •
  Voting Agreement.  Affiliates of certain PAGP GP directors and certain of PAGP GP's executive officers have entered into a Voting Agreement, pursuant to which they agreed to vote their Class A and Class B shares in favor of the Simplification Proposal. Please see "The Transactions and Transaction Documents—The Voting Agreement."

        Management of PAA and PAGP prepared projections with respect to PAA's expected future financial and operating performance. These projections were considered by the PAGP GP board and its financial advisor in performing due diligence and evaluating the PAA Recapitalization and the related Transactions.

Dissenters' Rights (Page 71)

        Under the Delaware Revised Uniform Limited Partnership Act and our Partnership Agreement, there are no dissenters' or appraisal rights for Shareholders with respect to the Simplification Agreement or the Transactions.

Material U.S. Federal Income Tax Consequences of the Transactions to PAGP and the Shareholders (Page 99)

        The Transactions are not expected to be taxable to PAGP or the Shareholders. In addition, PAGP does not expect the Transactions to directly result in any material change to PAGP's deferred tax asset. As of June 30, 2016, PAGP had a deferred tax asset of approximately $1.9 billion. Accordingly, assuming that current tax laws remain in effect, we estimate that PAGP will not have any federal income tax liability or current or accumulated earnings and profits for tax purposes for a period of more than five years following the closing of the Transactions. During this period, none of the distributions paid to Class A shareholders should be treated as taxable dividend income, but instead should be treated as a return of capital. Distributions not treated as taxable dividends will reduce a Class A shareholder's tax basis, or will be taxable as capital gain to the extent they exceed a Class A shareholder's tax basis.

Accounting Treatment of the Transactions (Page 71)

        The Transactions are between and among consolidated subsidiaries of PAGP that are considered entities under common control. These equity transactions did not result in a change in the carrying value of the underlying assets and liabilities, and the estimated costs incurred to complete the transactions of approximately $15 million will be charged to partners' capital during the year ending December 31, 2016. In addition, the PAA Recapitalization will result in a modification in the net income allocation by PAA to AAP and by AAP to PAGP resulting in a decrease in net income attributable to PAGP. On a pro forma basis after giving effect to the Transactions, net income attributable to PAGP decreased by $56 million for the year ended December 31, 2015 and decreased by $28 million and $46 million for the three and six months ended June 30, 2016, respectively.

 Organizational Structure Before and After the Transactions

        The following provides a simplified diagram of our organizational structure as of August 31, 2016 before giving effect to the Transactions:

(1)
Represents the number AAP Units for which the AAP Management Units would be exchangeable, assuming a conversion rate of approximately 0.941 AAP Units for each AAP Management Unit as of August 31, 2016. The AAP Management Units are entitled to certain proportionate distributions paid by AAP.

(2)
PAA holds direct and indirect ownership interests in consolidated operating subsidiaries including, but not limited to, Plains Marketing, L.P., Plains Pipeline, L.P. and Plains Midstream Canada ULC.

(3)
PAA holds indirect equity interests in unconsolidated entities including BridgeTex Pipeline Company, LLC, Butte Pipe Line Company, Caddo Pipeline LLC, Diamond Pipeline LLC, Eagle Ford Pipeline LLC, Eagle Ford Terminals Corpus Christi LLC, Frontier Aspen LLC, Saddlehorn Pipeline Company, LLC, Settoon Towing, LLC, Cheyenne Pipeline LLC, White Cliffs Pipeline LLC and STACK Pipeline LLC.

        The following provides a simplified diagram of our organizational structure as of August 31, 2016 after giving effect to the Transactions:

(1)
PAGP will issue approximately 465,091,197 Class C shares to PAA at the Closing. Each Class C share represents a non-economic limited partner interest in PAGP and will carry with it the right to vote, pro rata with the holders of Class A and Class B shares of PAGP, for the election of eligible PAGP GP directors.

(2)
Amount includes 792,074 PAA Common Units that will become issuable after Closing with respect to AAP Management Units that are outstanding but not earned.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE TRANSACTIONS

        The following questions and answers are intended to address briefly some commonly asked questions regarding the special meeting and the Transactions. These questions and answers may not address all questions that may be important to you as a Shareholder. Please refer to the additional information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.

Q.
What is the purpose of the special meeting?

A.
The purpose of the special meeting is to hold a vote of our Class A and Class B shareholders to consider and vote upon the Simplification Proposal, the Adjournment Proposal and any proposal to transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

Q.
What is the recommendation of the board of directors?

A.
The PAGP GP board recommends that you vote "FOR" the Simplification Proposal and "FOR" the Adjournment Proposal.

Q.
What is the basis for the recommendation by the board of directors?

A.
In the course of reaching its decision to approve the Simplification Agreement and the related Transactions, the PAGP GP board considered a number of factors in its deliberations. For a more complete discussion of these factors, see "The Transactions and Transaction Documents—Rationale for the Transactions" beginning on page 58.

Q.
Is the approval of the Shareholders necessary for the Transactions to take effect?

A.
Our partnership agreement requires that we obtain the approval of the holders of a Share Majority prior to a transaction that would involve the sale or exchange of all or substantially all of our assets. The GP Conversion and the IDR Redemption may be deemed to be a sale or exchange of all or substantially all of our assets. In addition, the approval of the Simplification Agreement and the Transactions by the holders of a majority of the outstanding Class A and Class B shares, voting as a single class, is a condition to the closing of each of the Transactions pursuant to the Simplification Agreement. Therefore, the failure to receive the approval of the holders of a Share Majority for the Simplification Proposal would effectively prevent the Closing of the Transactions from occurring as is currently contemplated in the Simplification Agreement.

  Concurrently with the execution of the Simplification Agreement, certain of our Shareholders that owned approximately 51.3% of the Class A and Class B shares outstanding as of July 11, 2016, executed a Voting Agreement, pursuant to which such Shareholders agreed to vote their Class A and Class B shares in favor of the Simplification Proposal. The Voting Agreement binds sufficient votes to ensure that the Simplification Proposal will be approved at the special meeting.

Q.
Will PAGP continue to pay quarterly distributions following the Transactions?

A.
We expect to continue to make distributions of available cash consistent with past practices and in accordance with our cash distribution policy. Following the Closing, our cash flow and resulting ability to make distributions will be completely dependent upon the ability of PAA to make distributions to AAP in respect of the PAA Common Units owned by AAP.

Q:
How will the level of PAGP quarterly distributions change following the Transactions?

A:
As PAA previously announced, PAA intends to pay, effective with the third quarter distribution payable in November 2016, a quarterly distribution of $0.55 per PAA Common Unit, or $2.20 on an annualized basis, representing a 21% reduction to PAA's second quarter distribution payable in August 2016. Taking such reduction into account and after giving effect to the Transactions, the expected third quarter distribution that would be paid by PAGP to the holders of its Class A shares would be $0.2065 per Class A share, or $0.826 on an annualized basis, representing approximately an 11% reduction relative to PAGP's second quarter distribution per Class A share payable in August 2016. The PAA Recapitalization significantly mitigates the effect of the reset distribution levels announced by PAA on the distributions per Class A share. Please see "The Transactions and Transaction Documents—PAA Recapitalization."

Q.
Will Shareholders have the right to vote for the election of directors of PAGP GP following the consummation of the Transactions?

A.
Beginning in 2018, we will hold an annual meeting of our Shareholders for the election of eligible PAGP GP directors whose terms expire at such meeting. Holders of our Class A, Class B and Class C shares will vote together as a single class for the election of eligible PAGP GP directors, and directors will be elected by a plurality of votes cast at such meeting, excluding abstentions. PAA will own all of our Class C shares following the Closing.

Q.
When and where is the special meeting?

A.
The special meeting will be held on [    •    ], 2016, at [    •    ] a.m./p.m. Central Time, in [The Senate Room, located on the 12th Floor of Two Allen Center, 1200 Smith Street, Houston, Texas 77002.]

Q.
Who is soliciting my proxy?

A.
The PAGP GP board is sending you this proxy statement in connection with its solicitation of proxies for use at the special meeting of Shareholders.

Q.
Who is entitled to vote at the special meeting?

A.
All Shareholders who owned our Class A or Class B shares at the close of business on the record date, [    •    ], 2016, are entitled to receive notice of the special meeting and to vote the Class A or Class B shares that they held on the record date at the special meeting. Each Shareholder that attends the special meeting in person may be asked to present valid picture identification, such as a driver's license or passport.

  Each Shareholder is entitled to one vote for each Class A Share owned and one vote for each Class B Share owned on all matters to be considered at the special meeting. On [    •    ], 2016, [    •    ] Class A and Class B shares were issued and outstanding.

Q.
How do I vote?

A.
If you are a Shareholder of record at the close of business on the record date, you may vote your shares by proxy in advance of the special meeting by any of the following methods:

•
Internet.  You may visit the Internet address listed on your proxy card. Internet voting procedures have been established to verify your identity and to confirm your voting instructions. Please have your proxy card available when you visit the Internet address.

  •
  Telephone.  You may call the toll-free telephone number listed on your proxy card. Telephone voting procedures have been established to verify your identity, to allow you to provide proxy voting instructions and to confirm that your instructions were accurately recorded. Please have your proxy card available when you call.

  •
  Mail.  You may mail your completed, signed and dated proxy card in the enclosed postage-paid return envelope.

  Internet and telephone voting will be available to Shareholders of record 24 hours a day until 11:59 p.m. [Eastern Time] on [    •    ], 2016, the night before the special meeting. If you use the Internet or the toll-free telephone number to provide your proxy voting instructions, you do not need to mail in your proxy card. If you mail in your proxy card, it must be received by PAGP before the voting polls close at the special meeting.

  You may also attend the special meeting and vote your shares in person. Even if you plan to attend the special meeting, please vote your proxy in advance of the special meeting (by Internet, telephone or mail, as described above) as soon as possible so that your shares will be represented at the special meeting if for any reason you are unable to attend in person.

  If you are a beneficial owner of shares held in street name, you must either direct your broker or other nominee as to how to vote your shares, or obtain a "legal" proxy from your broker or other nominee to vote at the special meeting. Please refer to the voter instruction forms provided by your broker or other nominee for specific instructions on methods of voting.

Q:
If my shares are held in "street name" by my broker or other nominee, will my broker or other nominee vote my shares for me?

A:
No. NYSE rules prohibit your broker or other nominee from exercising voting discretion with respect to the matters to be acted upon at the special meeting. Thus, you must give your broker or other nominee specific instructions in order for your shares to be voted.

Q:
What do I do if I want to change my vote after I have already voted by proxy?

A:
If you are a Shareholder of record at the close of business on the record date, you may change your vote at any time before the voting polls close at the special meeting by:

•
submitting a proxy with new voting instructions using the Internet or telephone voting system (please note, however, that the deadline for voting through the Internet or by telephone is 11:59 p.m. [Eastern Time] on [    •    ], 2016);

•
delivering a later-dated, executed proxy card to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

•
delivering a written notice of revocation of your proxy to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219; or

•
attending the special meeting and voting in person. Please note that attendance at the special meeting will not by itself (i.e., without also voting) revoke a previously granted proxy.

  If you are a beneficial owner of shares held in street name and you have instructed your broker or other nominee to vote your shares, you must follow the procedure your broker or other nominee provides to change those instructions. You may also vote in person at the special meeting if you obtain a "legal" proxy from your broker or other nominee.

Q:
What constitutes a quorum?

A:
The holders of a majority of the outstanding shares represented in person or by proxy shall constitute a quorum at the special meeting. Your shares will be counted as present at the special meeting if:

•
you are present and vote in person at the meeting; or

•
you, or your broker if you are a beneficial owner of shares held in street name, have submitted a properly executed proxy.

  Proxies received but marked as abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

  The Voting Agreement binds a sufficient number of shares to ensure a quorum will be established at the special meeting.

Q:
What vote is required to approve the Simplification Proposal?

A:
The Simplification Proposal requires the approval of the holders of at least a Share Majority. Votes "for" and "against" and abstentions will count as votes cast. Thus, abstentions will have the effect of a vote "AGAINST" the Simplification Proposal. Broker non-votes will also have the effect of a vote "AGAINST" the Simplification Proposal. A properly executed proxy submitted without voting instructions will be voted "FOR" the Simplification Proposal.

Q.
What vote is required to adopt the Adjournment Proposal?

A.
The affirmative vote of the holders of a majority of the outstanding Class A and Class B shares entitled to vote as of the record date is required to adopt the Adjournment Proposal; provided, that, in the absence of a quorum, the affirmative vote of at least a majority of outstanding Class A and Class B shares entitled to vote as of the record date present in person or represented by proxy at the special meeting would be required to adopt the Adjournment Proposal.

Q:
What happens if the Simplification Proposal is approved?

A:
The Simplification Agreement provides that if the conditions precedent to the Closing are met (including Shareholder approval of the Simplification Proposal), the Transactions will close on the first business day after satisfaction (or waiver, as applicable) of the last of the closing conditions to occur (excluding those closing conditions that must occur on the date of the Closing pursuant to the Simplification Agreement), or on another date of the parties' choosing. We expect Closing will occur on or before [    •    ], 2016 if the Simplification Proposal is approved.

Q:
What happens if the Simplification Proposal is not approved?

A:
If for any reason the holders of a Share Majority fail to approve the Simplification Proposal, a condition precedent to the closing of the Transactions will not be met, and the Simplification Agreement will be either subsequently amended or terminated. However, pursuant to the Voting Agreement certain of our Shareholders that owned approximately 51.3% of the Class A and Class B shares outstanding as of July 11, 2016 agreed to vote their Class A and Class B shares in favor of the Simplification Proposal. The Voting Agreement binds sufficient votes to ensure that the Simplification Proposal will be approved at the special meeting.

  If the Adjournment Proposal is approved, we may adjourn the special meeting at the discretion of our general partner to solicit additional proxies to approve the Simplification Proposal.

Q:
Who covers the expense of the proxy solicitation?

A:
The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. In addition to the use of the mail, proxies may be solicited by PAGP GP's directors and officers, as well as employees of GP LLC, without additional remuneration, by mail, phone, fax or in person. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our shares as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares electronically, via the Internet or by telephone, or by signing and returning the enclosed proxy card will help to avoid additional expense. We have hired Georgeson LLC to solicit proxies for a fee of $9,500 plus reasonable expenses for additional services.

Q:
Are dissenters' rights available to Shareholders?

A:
We were formed as a limited partnership under the laws of the State of Delaware, including the Delaware Revised Uniform Limited Partnership Act ("Delaware Act"). Under those laws and the terms of our Partnership Agreement, dissenters' rights are not available to our Shareholders with respect to the Simplification Proposal.

Q:
Who can I contact for further information?

A:
If you have questions or need assistance voting, please contact Georgeson LLC, our proxy solicitor in connection with the Special Meeting, toll-free at 1-866-431-2105.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement, including information included or incorporated by reference in this proxy statement, contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, intentions, future performance and business of each of PAGP and PAA and other statements that are not historical facts, as well as certain information relating to the Transactions, including, without limitation:

  •
  statements relating to the benefits of the Transactions;

  •
  statements relating to the financial results of PAGP and PAA following the Transactions; and

  •
  statements preceded by, followed by or that include the words "believes," "anticipates," "plans," "predicts," "expects," "envisions," "hopes," "estimates," "intends," "will," "continue," "may," "potential," "should," "confident," "could" or similar expressions.

        These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements.

        Forward-looking statements speak only as of the date of this proxy statement or the date of any document incorporated by reference in this proxy statement. All subsequent written and oral forward-looking statements concerning the Transactions or other matters addressed in this proxy statement and attributable to PAGP or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, PAGP undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

 THE TRANSACTIONS AND TRANSACTION DOCUMENTS

PAA Recapitalization

        Our only cash-generating assets consist of 268,352,408 Class A units of AAP (the "AAP Units"), which represent an approximate 41.8% limited partner interest in AAP (approximately 41.0% economic interest including the dilutive effect of the Class B units of AAP (the "AAP Management Units")). As a result, historically our cash flows have been generated solely from the cash distributions we receive from AAP. AAP does not currently own any common units of PAA (the "PAA Common Units") and receives all of its cash flows from distributions on its direct ownership of PAA's incentive distribution rights ("IDRs") and its indirect ownership of PAA's 2% general partner interest.

  Incentive Distribution Rights

        The IDRs are limited partner interests in PAA that represent the right to receive increasing percentages (13.0%, 23.0% and 48.0%) of quarterly distributions made by PAA from its operating surplus after the minimum quarterly distribution and the target distribution levels have been achieved. AAP's ownership of all of the IDRs and the 2% general partner interest in PAA entitles it to receive, without duplication:

  •
  2% of all cash distributed in a quarter until $0.2250 has been distributed in respect of each PAA Common Unit for that quarter;

  •
  15% of all cash distributed in a quarter after $0.2250 has been distributed in respect of each PAA Common Unit for that quarter;

  •
  25% of all cash distributed in a quarter after $0.2475 has been distributed in respect of each PAA Common Unit for that quarter; and

  •
  50% of all cash distributed in a quarter after $0.3375 has been distributed in respect of each PAA Common Unit for that quarter.

        Such amounts do not take into account temporary and permanent reductions in IDR payments that are currently in place. During 2015, 2014 and 2013, AAP's incentive distributions were reduced by approximately $22 million, $23 million and $15 million, respectively, to facilitate certain acquisitions and growth projects. In addition, we have agreed to reduce the amount of AAP's incentive distributions by $5.0 million per quarter in 2016 and $3.75 million per quarter thereafter. In connection with PAA's private placement of Series A Preferred Units (the "Series A Preferred Units") in January 2016, we agreed to further modify the IDRs such that when the Series A Preferred Units convert into PAA Common Units, the IDRs associated with the resulting PAA Common Units will only participate in distribution growth above an annualized distribution level of $2.80 per converted PAA Common Unit. All current modifications to the IDR payments will be extinguished in connection with the Closing of the Transactions.

        The cash distributions AAP receives from PAA are generally tied to (i) PAA's per unit distribution level and (ii) the number of PAA Common Units outstanding. An increase in either factor (assuming the other factor remains constant or increases) will generally, absent additional IDR reductions, result in an increase in the amount of cash distributions AAP receives from PAA, a portion of which we, in turn, receive from AAP. Because the IDRs currently participate at the maximum percentage participation rate, any potential future growth in distributions we receive from AAP would not result from an increase in the percentage participation rate associated with the IDRs.

        The following table indicates, for the years ended December 31, 2013, 2014 and 2015 and the six months ended June 30, 2016, the amounts paid to AAP in respect of its IDRs and 2% general partner interest (in millions):

	Year Ended December 31,
				Six Months Ended June 30, 2016
	2013	2014	2015
Distributions to AAP(1)	$369	$473	$590	$309

(1)
Distributions in respect of any period are paid in the following period.

  PAA Common Units

        The PAA Common Units represent limited partner interests in PAA that entitle the holders thereof to participate in PAA's cash distributions and to exercise the rights and privileges available to limited partners under PAA's partnership agreement.

        Listing Exchange and Transfer Agent.    The PAA Common Units are listed on the NYSE under the symbol "PAA." The transfer agent and registrar for the PAA Common Units is American Stock Transfer & Trust Company.

        Voting.    Each holder of PAA Common Units is entitled to one vote per unit on all matters submitted to a vote of the PAA Common Unitholders. As described below under "—Election of Directors and Issuance of Class C Shares," beginning in 2018, an annual meeting of PAA Common Unitholders will be held to determine how to direct PAA to vote the Class C shares that it holds with respect to the election of eligible PAGP GP directors. The PAA Common Units held by AAP will not be entitled to vote at such meeting and will not be counted for determining whether a quorum exists.

  PAA Recapitalization Transactions

        Pursuant to the Simplification Agreement, at the closing of the Transactions (the "Closing"):

  •
  PAA GP's 2% general partner interest in PAA will be converted into a non-economic general partner interest in PAA (the "GP Conversion");

  •
  PAA will redeem all of the IDRs held by AAP, and the IDRs will be cancelled (the "IDR Redemption"); and

  •
  as consideration for the GP Conversion and IDR Redemption, (i) PAA will issue to AAP 245,500,000 PAA Common Units, subject to the adjustment described below and (ii) PAA will assume all remaining outstanding indebtedness, obligations and liabilities of AAP under the Second Amended and Restated Credit Agreement dated as of September 26, 2013 among AAP, Citibank, N.A. and the lenders party thereto (the "AAP Credit Agreement") as of the Closing. As of the date hereof, AAP's outstanding borrowings under the AAP Credit Agreement are approximately $597 million.

        The number of PAA Common Units issued to AAP at the Closing will be reduced by an amount equal to the number of PAA Common Units that may become issuable following the Closing with respect to AAP Management Units that are outstanding but not "earned" (i.e., have not yet satisfied the applicable performance benchmarks that are prerequisite to the commencement of the payment of distributions with respect to such AAP Management Units) as of the Closing. To the extent that such AAP Management Units become "earned" following the Closing, PAA will have an obligation pursuant to the Omnibus Agreement to issue additional PAA Common Units to AAP in respect of such "earned" AAP Management Units. There are currently 2,240,728 AAP Management Units that are outstanding but have not yet achieved "earned" status. After giving effect to the Transactions, including the reverse split to be effected at AAP, if all such AAP Management Units become "earned," PAA would have an obligation to issue a total of 792,074 PAA Common Units.

        We refer to the transactions described above as the "PAA Recapitalization."

        As PAA previously announced, irrespective of whether the Simplification Proposal is approved, PAA intends to pay, effective with the third quarter distribution payable in November 2016, a quarterly distribution of $0.55 per PAA Common Unit, or $2.20 on an annualized basis, representing a 21% reduction to PAA's second quarter distribution level of $0.70 per PAA Common Unit, or $2.80 on an annualized basis. This revised distribution level significantly enhances PAA's distribution coverage and credit profile.

        As the following table illustrates, the PAA Recapitalization significantly mitigates the effect of the reset distribution level announced by PAA on the distributions per Class A share. To the extent that PAA elects to reset its distribution to an annualized level of $2.20 per PAA Common Unit and the proposed PAA Recapitalization does not occur, the per share quarterly distribution associated with a Class A share would decrease by approximately 39%; by contrast, following the PAA Recapitalization, such decrease is expected to be approximately 10.6%. The difference results from the fact that, as PAA's distribution per PAA Common Unit is reduced, payments to the holder of the IDRs are reduced by a proportionately greater amount; accordingly, if the PAA Recapitalization does not take place and the PAA Common Unit distribution level is reset to the annualized level of $2.20 per PAA Common Unit, the percentage reduction per Class A share will be greater than the percentage reduction per PAA Common Unit.

Third Quarter 2016 Distribution Per Class A Share

	Current Level		Reset Level
	Per Quarter	Annualized	Per Quarter	Annualized	% Decrease
PAA Recapitalization	$0.2310	$0.9240	$0.2065	$0.8260	(10.6)
No PAA Recapitalization	$0.2310	$0.9240	$0.1400	$0.5600	(39.4)

        Following the PAA Recapitalization and subject to change based on any equity issuances by PAA prior to the Closing, PAA's equity capital structure is expected to consist of (i) a non-economic general partner interest, (ii) 646,672,792 PAA Common Units outstanding and (iii) 63,126,331 Series A Preferred Units outstanding. Subject to the terms of PAA's limited partnership agreement, the Series A Preferred Units are generally convertible any time after January 28, 2018 at the option of the holder into an equivalent number of PAA Common Units. AAP will own an approximate 34% limited partner interest in PAA as of the Closing, implying an exchange ratio of approximately 0.3755 of a PAA Common Unit for each outstanding AAP Unit.

Unified Governance Structure

  Governance Simplification

        Currently, PAGP GP manages the business and affairs of PAGP, and GP LLC manages the business and affairs of PAA and AAP. Pursuant to the Simplification Agreement, GP LLC's limited liability company agreement will be amended and restated to provide, among other things, that PAGP, as the sole member of GP LLC, will have the sole authority to manage the business and affairs of GP LLC, and the current GP LLC board of directors (the "GP LLC board") will be eliminated. As a result of this amendment, the PAGP GP board will have responsibility for managing the business and affairs of each of PAGP, AAP and PAA. PAGP will have the authority, in its sole discretion, to establish a conflicts committee of GP LLC for, among other reasons, considering any conflict matters between

PAA and PAGP, including any matter with respect to which PAGP seeks to obtain "Special Approval" (as defined in PAA's limited partnership agreement).

        In addition, similar to the current structure, if EMG Investment, LLC (an affiliate of The Energy & Minerals Group), KAFU Holdings, L.P. (an affiliate of Kayne Anderson Investment Management Inc.) or Oxy Holding Company (Pipeline), Inc. (a subsidiary of Occidental Petroleum Corporation), together with their respective affiliates (together, the "Original Designating Parties"), own at least a 10% interest (a "Qualifying Interest") in the outstanding AAP Units, such party will continue to be entitled to designate one director to the PAGP GP board. The calculation of Qualifying Interest will include, in addition to any AAP Units and Class A shares an Original Designating Party or its affiliates own, any PAA Common Units owned by such Original Designating Party or its affiliates by virtue of their exercise of the Redemption Right (as described below).

        At the Closing, the PAGP GP board will consist of 10 members, including three designated directors, six independent directors and our general partner's chief executive officer, who will continue to serve as the Chairman of the Board. The directors on the PAGP GP board as of the Closing are expected to include:

  •
  Chief Executive Officer:  Greg L. Armstrong.

  •
  Designated Directors:  John T. Raymond, a designee of EMG Investment, LLC; Robert V. Sinnott, a designee of KAFU Holdings, L.P.; and Ben Figlock, a designee of Oxy Holding Company (Pipeline), Inc.

  •
  Independent Directors:  Victor Burk, Everardo Goyanes, Gary R. Petersen, Bobby S. Shackouls, J. Taft Symonds and Christopher M. Temple.

  Election of Directors and Issuance of Class C Shares by PAGP

        Currently, our Shareholders do not have the right to elect PAGP GP directors; however, under the governance documents of PAGP and PAGP GP, when the collective economic interest in AAP owned by the Initial Owners falls below 40% (such an event, the "trigger date"), certain changes to our governance structure would be triggered, including (i) the classification of the PAGP GP board into three classes (which must take place within a certain period of time), (ii) Shareholder participation in director elections and (iii) limited nomination rights for our Shareholders. Pursuant to the current organizational documents, the PAGP GP board would be classified on the trigger date, and, in certain circumstances, a period of up to three years could lapse between the trigger date and the first meeting of Shareholders called to elect the eligible directors of the PAGP GP board with expiring terms.

        Pursuant to the Simplification Agreement, PAGP GP will amend and restate its limited liability company agreement to effectively accelerate the trigger date to the Closing. As a result, at the Closing, the directors (other than the Chief Executive Officer and any director subject to appointment, in certain circumstances, by the holders of the Series A Preferred Units) will be divided into three classes, with each class including two independent directors and one designated director. The initial terms for the three classes will be set to expire in 2018, 2019 and 2020, with each class having a three-year term following its initial term. For more information regarding the members of the PAGP GP board following the Closing, please see "Directors of PAGP GP Following the Transactions."

        Beginning in 2018, PAGP will hold an annual meeting of Shareholders for the election of "eligible PAGP GP directors", which will include all directors with expiring terms other than (i) any director subject to designation, (ii) PAGP GP's chief executive officer and (iii) any director subject to appointment by the holders of PAA's Series A Preferred Units. For more information on how the annual meetings of PAGP Shareholders will be conducted, including nomination and meeting procedures and limitations on voting, please see "Comparison of the Rights of Our Shareholders Before and After the Transactions."

        In connection with the Closing, PAGP will create a new class of non-economic limited partner interests, designated as Class C shares, and will issue one Class C share to PAA for (i) each outstanding PAA Common Unit, excluding PAA Common Units held by AAP, and (ii) each PAA Common Unit that would be issued to holders of Series A Preferred Units assuming conversion on a one-to-one basis, in each case, as of the Closing. PAGP currently expects to issue approximately 465,091,197 Class C shares at the Closing. The Class C shares will be non-economic shares that will provide PAA, as the sole holder, the right to nominate individuals for election as PAGP GP directors and to vote in elections of eligible PAGP GP directors together with the holders of PAGP's Class A and Class B shares. The issuance of the Class C shares will have the effect of substantially diluting the nominating and voting rights currently held by the holders of the Class A and Class B shares. Please see "Comparison of the Rights of Our Shareholders Before and After the Transactions."

        PAA will hold an annual meeting of its limited partners in advance of PAGP's annual meeting of its limited partners. The purpose of PAA's annual meeting will be to allow its limited partners other than AAP to cast a "pass-through vote" instructing PAA how to vote its Class C Shares in such election. PAA will vote (or refrain from voting) its Class C shares for the election of eligible PAGP GP directors in the same proportion as the votes received from or withheld by its limited partners. At the PAA annual meeting, PAA Common Units held by AAP will not be voted.

        Pursuant to the Omnibus Agreement to be entered into at the Closing (the "Omnibus Agreement"), PAGP will be required to issue additional Class C shares to PAA and PAA will be required to surrender Class C shares to PAGP, in each case to the extent necessary to ensure that the holder of a PAA Common Unit (other than AAP) or a Series A Preferred Unit (on an as-converted basis) has essentially the same voting power for the election of eligible PAGP GP directors on a per unit basis as the holder of a Class A share or Class B share. We refer to this relationship as "Voting Parity."

        Executive Officers.    No changes to the executive management team of PAA are expected as a result of, or in connection with, the Closing of the Transactions.

  Economic Parity Between PAGP and PAA

        At the Closing, (i) AAP will effect a reverse split of the outstanding AAP Units and AAP Management Units, (ii) PAGP will effect a reverse split of the outstanding Class A shares and Class B shares, and (iii) PAGP GP will effect a reverse split of the outstanding company units of PAGP GP ("PAGP GP Units"), in each case, at a ratio of approximately 1-to-2.663, subject to certain adjustments. These reverse equity splits are designed to ensure that (i) in the case of AAP, the number of outstanding AAP Units (including AAP Units issuable upon conversion of AAP Management Units) equals the number of PAA Common Units held by AAP immediately following the PAA Recapitalization and (ii) in the case of PAGP, the number of outstanding Class A Shares following the Closing will equal the number of AAP Units owned by PAGP, and will also equal the number of PAA Common Units attributable to PAGP's interest in AAP. Following the Closing, each split-adjusted Class A share will represent indirect ownership of one PAA Common Unit. We refer to the resulting one-to-one relationship between our Class A shares and underlying PAA Common Units in which PAGP has an economic interest as "Economic Parity."

  Cost Allocations

        Pursuant to the Omnibus Agreement, for periods following the Closing, all direct or indirect expenses of any of the Plains Entities will be paid by PAA, other than income taxes of the PAGP Entities. These direct or indirect expenses include, but are not limited to, (i) compensation for the directors of PAGP GP, (ii) director and officer liability insurance, (iii) listing exchange fees, (iv) investor relations expenses, and (v) fees related to legal, tax, financial advisory and accounting services.

Amendments of Organizational Documents of the Plains Entities

  A&R PAGP GP LLC Agreement

        The A&R PAGP GP LLC Agreement will, among other things:

  •
  Increase the size of the PAGP GP board.  The A&R PAGP GP LLC Agreement increases the size of the PAGP GP board from seven to ten members as of the Closing and sets forth the initial members of the board. Additionally, the A&R PAGP GP LLC Agreement requires that the PAGP GP board must include at least three independent directors at all times following the Closing and, to the extent there are fewer than two independent directors available to serve on the conflicts committee of GP LLC, permits the board to take such actions necessary to cause the PAGP GP board to have at least two independent directors that are available to serve on such conflicts committee.

  •
  Accelerate the occurrence of the "trigger date."  Under our current partnership agreement, our Shareholders do not have the ability to elect the eligible PAGP GP directors until the trigger date, following which the PAGP GP board is required to be classified. The first election of directors by our Shareholders would occur following the end of the last initial term of our classified board. The A&R PAGP GP LLC Agreement effectively accelerates the "trigger date" to the Closing of the Transactions, and, as a result, our Shareholders will have the right to vote for eligible PAGP GP directors beginning in 2018.

  •
  Classify the PAGP GP board.  The A&R PAGP GP LLC Agreement provides that the directors of the PAGP GP board (other than the Chief Executive Officer and any director subject to appointment by the holders of PAA's Series A Preferred Units as described below) will be divided into three classes. The initial terms for the three classes will expire in 2018, 2019 and 2020, with each class serving a three-year term following its initial term. Each class will include two independent directors and one designated director.

  •
  Clarify the definition of "Qualifying Interest."  Each Original Designating Party will continue to have the right to designate a director to the PAGP GP board for as long as such party holds at least a 10% Qualifying Interest. Pursuant to the A&R PAGP GP LLC Agreement, the definition of "Qualifying Interest" will be modified for purposes of calculating a Qualifying Interest to include, in addition to any AAP Units and Class A shares such designating party and its affiliates own, PAA Common Units such designating party and its affiliates receive and hold as a result of an exercise of its Redemption Right (as described below).

  •
  Incorporate the Series A Designation Right.  The holders of PAA's Series A Preferred Units currently have the right to designate a director to the GP LLC board in the event that PAA does not declare and pay distributions on its Series A Preferred Units for three quarters, whether or not consecutive (the "Series A Designation Right"). In contemplation of the elimination of the GP LLC board and the negation of the Series A Designation Right, the A&R PAGP GP LLC Agreement will incorporate a replacement Series A Designation Right at the PAGP GP board level.

  A&R PAGP Partnership Agreement

        The A&R PAGP Partnership Agreement will, among other things:

  •
  Establish the Class C shares.  The A&R PAGP Partnership Agreement establishes the Class C shares and sets forth the rights of PAA as the holder of the Class C shares. The Class C shares represent a non-economic limited partner interest in PAGP, and are therefore not entitled to participate in distributions of available cash or distributions upon liquidation. PAA, as the sole holder of the Class C shares, will have the right to vote at any meeting of Shareholders held for the purpose of electing eligible PAGP GP directors.

  •
  Amend the definition of "Outstanding" to permit nominations and voting for election of eligible directors by Restricted PAGP Holders.  Our Shareholders' voting rights are restricted by the provision in our partnership agreement generally providing that any equity interests held by a person or group that owns 20% or more of any class of PAGP's outstanding equity interests (other than PAGP GP and its affiliates, the Initial Owners or their permitted transferees and affiliates, their respective affiliates and persons who acquired such equity interests with the prior approval of PAGP GP's board of directors) (such holders, "Restricted PAGP Holders"), cannot be voted on any matter and will not be considered outstanding for purposes of determining whether a quorum exists. The A&R PAGP Partnership Agreement will provide that this limitation will not apply with respect to the nomination of persons to serve as eligible PAGP GP directors. In addition, 19.9% of the outstanding Class A shares, Class B shares and Class C shares, taken together as a single class, that are held by Restricted PAGP Holders will be counted for purposes of determining a quorum for the election of eligible PAGP GP directors, and will be eligible to be voted at a meeting for the election of eligible PAGP GP directors.

  •
  Limit amendments to the A&R PAGP Partnership Agreement adverse to Class C shareholders.  The A&R PAGP Partnership Agreement will require consent of the holders of a majority of the outstanding Class C Shares, voting as a single class, with respect to certain amendments to the A&R PAGP Partnership Agreement that would have a material adverse effect on the rights or preferences of the Class C shareholders. PAA will own all of the Class C shares at the Closing, and the Omnibus Agreement will restrict (i) the transfer by PAA of the Class C shares to any party other than PAGP and (ii) the issuance by PAGP of Class C shares to any party other than PAA.

  •
  Authorize PAA to nominate eligible PAGP GP directors on behalf of its unitholders.  Our partnership agreement currently contemplates that, for any election of eligible PAGP GP directors by the Shareholders, nominations may be made by any shareholder that is a record holder of at least 10% of the outstanding Class A shares and Class B shares. The A&R PAGP Partnership Agreement modifies this concept by providing that the nomination rights will extend to any shareholder that is the record holder of at least 10% of the outstanding Class A, Class B and Class C shares, taken together as a single class. In addition, the A&R PAGP Partnership Agreement will entitle PAA, the sole holder of the Class C shares, to nominate persons on behalf of its unitholders as necessary to effectuate the "pass-through" nomination rights provided under the A&R PAA Partnership Agreement (as described below).

  A&R GP LLC Agreement

        The A&R GP LLC Agreement will, among other things:

  •
  Grant authority to PAGP to manage the business and affairs of GP LLC.  The A&R GP LLC Agreement provides broad authority to PAGP to manage the business and affairs of GP LLC, as its sole member.

  •
  Eliminate the board of directors of GP LLC.  The A&R GP LLC Agreement eliminates the board of directors as the party responsible for managing the business and affairs of PAA in order to give effect to the unified governance structure described above.

  •
  Grant authority to PAGP to establish a conflicts committee of GP LLC.  The A&R GP LLC Agreement grants PAGP the authority, in its sole discretion, to establish a conflicts committee of GP LLC for, among other reasons, considering any conflict matters between PAGP and PAA, including any matter with respect to which PAGP seeks to obtain "Special Approval" (as defined in the A&R PAA Partnership Agreement).

  A&R AAP Partnership Agreement

        The A&R AAP Partnership Agreement will, among other things:

  •
  Implement a Redemption Right for holders of AAP Units.  Subject to certain limitations during the first twelve months following the Closing as described below, the A&R AAP Partnership Agreement provides that a holder of AAP Units (other than PAGP and GP LLC) will have the right (a "Redemption Right") to cause AAP to redeem any or all of such holder's AAP Units in exchange for the distribution of an equivalent number of PAA Common Units held by AAP ("AAP Unit Redemption"). In connection with any AAP Unit Redemption, the redeeming holder will transfer the AAP Units to AAP and a corresponding number of our Class B shares and PAGP GP Units (if any), in each case, to PAGP. The AAP Units transferred to AAP will be cancelled, the Class B shares transferred to PAGP will be cancelled and the PAGP GP Units transferred to PAGP will remain outstanding and increase PAGP's ownership percentage in PAGP GP.

    The A&R AAP Partnership Agreement will generally restrict, subject to certain exceptions, each holder of AAP Units (other than PAGP and GP LLC, which have not been granted Redemption Rights) from exercising its Redemption Rights with respect to approximately 22% of its AAP Units for a period of twelve months following the Closing. Greg Armstrong and Harry Pefanis, our general partner's Chief Executive Officer and Chief Operating Officer, respectively, will be restricted from directly or indirectly (through PAA Management, L.P.) exercising their respective Redemption Rights with respect to 100% of their AAP Units during the same period. These restrictions are designed to reduce, but not eliminate, the risk that any redemptions during the first 12 months following Closing, combined with public trading of PAA Common Units, will cause a technical tax termination of PAA. The holders of AAP Units (other than PAGP and GP LLC) will continue to be permitted to exchange units for Class A shares without restriction.

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  Modify certain tax provisions.  The A&R AAP Partnership Agreement modifies the contribution, distribution and tax allocation provisions to accommodate the Redemption Rights and to account for the fact that the general partner interest in PAA will no longer be an economic interest and the fact that following Closing, AAP will cease to have any indebtedness for borrowed money.

  A&R PAA Partnership Agreement

        The A&R PAA Partnership Agreement will, among other things:

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  Reflect and effectuate the GP Conversion and the IDR Redemption and related amendments.  The A&R PAA Partnership Agreement will reflect and effectuate the GP Conversion and IDR Redemption, by, among other things, removing references to the IDRs and concepts associated therewith (including conversion and transfers of IDRs), and replacing references to and concepts associated with the 2% general partner interest with corresponding references to and concepts associated with the non-economic general partner interest.

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  Adjust tax allocations to promote fungibility.  The A&R PAA Partnership Agreement adjusts certain tax allocation provisions to ensure to the maximum extent possible the fungibility of (i) the PAA Common Units issued in the PAA Recapitalization and (ii) the other outstanding PAA Common Units.

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  Revise certain definitions to reflect a unified governance structure.  The A&R PAA Partnership Agreement will revise certain definitions to reflect the unified governance structure contemplated by the Transactions, including "Board of Directors" to, among other things, indicate that it refers to the PAGP GP board, and "Conflicts Committee" to indicate that membership on the PAGP GP board does not disqualify a person from serving on the conflicts committee of GP LLC that is established pursuant to the A&R PAA Partnership Agreement.

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  Revise the definition of "Conflicts Committee" to add restrictions to promote the independence of members of the conflicts committee.  The A&R PAA Partnership Agreement will revise the definition of "Conflicts Committee" to add restrictions that are designed to ensure that the members of the conflicts committee of GP LLC are independent from PAGP and aligned with PAA.

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  Implement the rights of PAA limited partners to direct PAA to vote for eligible PAGP GP directors.  The A&R PAA Partnership Agreement will establish a right for the limited partners of PAA (excluding AAP) to effectively vote for eligible PAGP GP directors by directing PAA to vote (or abstain from voting) its Class C shares for the election of eligible PAGP GP directors in the same proportion as PAA's securities are voted (or abstained from voting) at the annual meeting of PAA limited partners.

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  Establish pass-through nomination rights of PAA limited partners.  The A&R PAA Partnership Agreement provides that a holder of limited partner interests in PAA (other than AAP) that is equal to or greater than 10% of the total number of outstanding Class A shares, Class B shares and Class C shares, collectively, may effectively direct PAA to nominate one person for election as an eligible PAGP GP director.

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  Revise the definition of "Outstanding" to permit nominations and voting for election of eligible PAGP GP directors by Restricted PAA Holders.  The voting rights of PAA's limited partners are restricted by the provision in its partnership agreement generally providing that any equity interests held by a person or group that owns 20% or more of any class of PAA's outstanding equity interests (other than PAA GP or its affiliates, any person who acquires equity interests from PAA GP or its affiliates and the Series A Preferred Unitholders) (such holders, "Restricted PAA Holders"), cannot be voted on any matter and will not be considered outstanding for purposes of determining whether a quorum exists. The A&R PAA Partnership Agreement will provide that this limitation will not exist with respect to the nomination of persons by PAA's limited partners to serve as eligible PAGP GP directors. In addition, equity interests that represent up to 19.9% of the voting power of the outstanding Class A shares, Class B shares and Class C shares, taken together as a single class, that are held by Restricted PAA Holders will be counted for purposes of determining a quorum for the election of eligible PAGP GP directors, and will be eligible to be voted at a meeting for the election of eligible PAGP GP directors.

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  Eliminate pre-emptive rights of PAA GP or its affiliates.  Under the current PAA limited partnership agreement, as the owner of the 2% general partner interest in PAA, PAA GP has the right, which it may from time to time assign in whole or in part to any of its affiliates, to purchase PAA Common Units or other equity securities of PAA whenever, and on the same terms that, PAA issues those securities to persons other than PAA GP and its affiliates, to the extent necessary to maintain its percentage interest in PAA that existed immediately prior to the issuance. Given that such 2% general partner interest will be converted to a non-economic general partner interest pursuant to the GP Conversion, the A&R PAA Partnership Agreement will eliminate this pre-emptive right with respect to future issuances of partnership securities by PAA.

Omnibus Agreement and A&R Administrative Agreement

        The Plains Entities will also enter into the Omnibus Agreement, which will provide for the following:

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  that, for periods following the Closing, all direct or indirect expenses of any of the Plains Entities will be paid by PAA, other than income taxes of the PAGP Entities. Such direct or indirect expenses include, but are not limited to (i) compensation for the directors of PAGP GP, (ii) director and officer liability insurance, (iii) listing exchange fees, (iv) investor relations expenses, and (v) fees related to legal, tax, financial advisory and accounting services;

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  the methods by which Economic Parity and Voting Parity will be maintained for periods following the Closing;

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  the ability of PAGP to issue additional Class A shares and use the net proceeds therefrom to purchase a like number of AAP Units from AAP, and the corresponding ability of AAP to use the net proceeds therefrom to purchase a like number of PAA Common Units from PAA; and

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  the ability of PAGP to lend proceeds of any future indebtedness incurred by it to AAP, and AAP's corresponding ability to lend such proceeds to PAA, in each case on substantially the same terms as incurred by PAGP. PAA will reimburse the net fees and expenses in connection with the incurrence of such debt; provided that PAA will only be required to reimburse such net fees and expenses on one occasion with respect to each incurrence of indebtedness by PAA from AAP.

        The Omnibus Agreement will provide that, in the event that (i) PAGP GP ceases to own the general partner interest in PAGP, (ii) PAGP ceases to own all of the membership interests in GP LLC, (iii) GP LLC ceases to own the general partner interest in AAP, (iv) AAP ceases to own all of the membership interests in PAA GP, (v) PAA GP ceases to own the general partner interest in PAA, (vi) the PAGP Entities (x) engage in any business other than owning PAA and its subsidiaries, (y) make any investment in any person other than PAA and its subsidiaries or (z) incur any liabilities other than those resulting from its investment and management of PAA and its subsidiaries (excluding, in the case of (x), (y) and (z), such actions that are not material) or (vii) any event occurs that materially frustrates the intent of the Plains Entities to achieve or maintain Economic Parity and Voting Parity, the Plains Entities will re-negotiate the terms of the Omnibus Agreement in good faith to maintain the economic and governance alignment between PAA, PAGP and AAP. If the Plains Entities are unable to reach agreement within 60 days, then PAA or PAGP may terminate the Omnibus Agreement. In the event that the Omnibus Agreement is terminated, each party will refund or reimburse PAA any expenses (including interest expenses) paid by PAA on or after any of the events described in (i) - (vii) above.

        The Plains Entities will also amend and restate the existing Administrative Agreement (as amended and restated, the "A&R Administrative Agreement") to remove the expense allocation provisions; such provisions will be provided for in the Omnibus Agreement.

Registration Rights Agreement

        The holders of AAP Units other than PAGP and GP LLC will enter into a Registration Rights Agreement with PAA, pursuant to which PAA will agree to use commercially reasonable efforts to file, and cause to be continuously effective, a shelf registration statement to permit the public resale of the PAA Common Units to be held by AAP immediately following the Closing that are distributable to such holders following an AAP Unit Redemption. Additionally, PAA will agree to register the resale of any PAA Common Units issued to AAP following the Closing pursuant to the Omnibus Agreement in respect of certain AAP Management Units. In certain circumstances, the holders will have piggyback registration rights on offerings initiated by persons (other than PAA) for whom PAA has the obligation to undertake an underwritten offering (including the holders of its Series A Preferred Units), and certain holders will collectively have the right to request up to a total of twelve underwritten offerings, subject to size limitations and customary rights of PAA to delay such offerings.

        PAA will be obligated to maintain the effectiveness of any such registration statement until the earlier of (i) the date on which all PAA Common Units covered by such shelf registration statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the registration statement, or (ii) the date on which such PAA Common Units cease to be "Registrable Securities" as that term is defined in the Registration Rights Agreement.

Voting Agreement

        Concurrently with the execution of the Simplification Agreement, certain of our Shareholders that owned approximately 51.3% of the Class A and Class B shares outstanding as of July 11, 2016 (the "Covered Shareholders"), executed a Voting Agreement. Under the Voting Agreement, the Covered Shareholders agreed to appear at any meeting of the shareholders of PAGP, however called, including adjournment or postponement thereof, and in connection with any written consent of the shareholders of PAGP (provided, that no Covered Shareholder is required to act by written consent with respect to matters specifically subject to this proxy statement) or otherwise cause the Class A and Class B shares it owned as of the date of the Voting Agreement, as well as any Class A or Class B shares it may acquire prior to the date of such vote or consent (collectively, the "Covered Shares") to be counted as present for purposes of calculating a quorum. In addition, the Covered Shareholders have each conditionally agreed to vote, in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares in the following manner:

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  in favor of the approval or adoption of, or consent to, the Simplification Agreement, the Transactions and any other action requested by PAGP in furtherance thereof submitted for the vote or written consent of shareholders of PAGP, provided, that no Covered Shareholder is required to act by written consent with respect to matters specifically subject to this proxy statement;

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  against the approval or adoption of any action, agreement, transaction or proposal that is intended, or would reasonably be expected, to result in a material breach of any covenant, agreement, representation, warranty or any other obligation of PAGP contained in the Simplification Agreement or of such Shareholder contained in the Voting Agreement; and

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  against any action, agreement, transaction or proposal that is intended, would reasonably be expected, or the result of which would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect any of the Transactions or any action contemplated by the Simplification Agreement.

        The Covered Shareholders have granted PAA an irrevocable proxy to vote or execute its written consent in the place of such Covered Shareholder if and to the extent the Covered Shareholders do not comply with their obligations described above.

        Under the Voting Agreement, the Covered Shareholders have agreed not to (i) transfer any of the Covered Shares, beneficial ownership thereof or any other interest therein (excluding transfers involving the exchange of Class B shares for Class A shares or, when certain conditions are met, transfers to affiliates), (ii) enter into any agreement or take any other action that would reasonably be expected to violate or conflict with such Covered Shareholder's representations, warranties, covenants and obligations under the Voting Agreement, or (iii) take any action that would restrict or otherwise affect such Covered Shareholder's authority to comply with its obligations under the Voting Agreement. Any transfer in violation of the Voting Agreement will be null and void.

        The voting and other obligations of the Shareholders pursuant to the Voting Agreement will terminate upon the earliest to occur of: (a) the date of the Closing, (b) the valid termination of the

Simplification Agreement in accordance with the terms thereof, and (c) the mutual written consent of all of the parties thereto to terminate the Voting Agreement, upon which, in each case, the Voting Agreement shall terminate and be of no further force and effect with respect to all parties thereto. In addition, PAGP and PAA may mutually agree to terminate the Voting Agreement with respect to all or any portion of any Shareholder's Covered Shares by written notice to such Covered Shareholder.

The Simplification Agreement

        The Simplification Agreement requires the Plains Entities to effect the Transactions by requiring the applicable entities to: (i) consummate the PAA Recapitalization; (ii) execute and deliver the A&R PAA Partnership Agreement, the A&R AAP Partnership Agreement, the A&R PAGP Partnership Agreement, the A&R GP LLC Agreement, the A&R PAGP GP LLC Agreement, the Registration Rights Agreement, the Omnibus Agreement, and the A&R Administrative Agreement; (iii) effect the reverse equity splits required to achieve Economic Parity; and (iv) issue the Class C shares to PAA to achieve Voting Parity, in each case, at the Closing, subject to the satisfaction of the conditions set forth in the Simplification Agreement.

  The Parties to the Simplification Agreement

  PAGP

        We are a Delaware limited partnership (NYSE:PAGP) formed in July 2013 to own an indirect interest in the general partner and the IDRs of PAA, a publicly traded Delaware limited partnership. Although formed as a limited partnership, we have elected to be taxed as a corporation for United States federal income tax purposes.

        For a more detailed description of our business, see our Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, each of which is incorporated into this proxy statement by reference. Our principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and our telephone number is (713) 646-4100.

  PAGP GP

        PAGP GP manages our operations and activities and is responsible for exercising on our behalf any rights we have as the sole and managing member of GP LLC. PAGP GP's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

  GP LLC

        GP LLC manages the business and affairs of PAA and AAP; however, through our current rights as the sole and managing member of GP LLC (including the right to appoint the members of the GP LLC board), we indirectly control the business and affairs of AAP and PAA. Following the Closing and the implementation of the unified governance structure described above, the PAGP GP board will have control over the business and affairs of AAP and PAA. GP LLC's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

  AAP

        AAP is a Delaware limited partnership that directly owns all of PAA's IDRs and indirectly owns the 2% general partner interest in PAA. AAP is the sole member of PAA GP, which directly holds the 2% general partner interest in PAA. AAP's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

  PAA GP

        PAA GP is a Delaware limited liability company that holds the 2% general partner interest in PAA. PAA GP's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

  PAA

        PAA is a publicly traded master limited partnership (NYSE:PAA) that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids ("NGL"), natural gas and refined products. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada.

        For a more detailed description of PAA's business, see PAA's Annual Report on Form 10-K for the year ended December 31, 2015 and PAA's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, each of which is incorporated into this proxy statement by reference. PAA's principal executive office is located at 333 Clay Street, Suite 1600, Houston, Texas, and its telephone number is (713) 646-4100.

  Representations and Warranties

        The Simplification Agreement contains representations and warranties made by the Plains Entities regarding aspects of their organizational structure and capitalization, as well as other facts pertinent to the Transactions, including with respect to the following matters:

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  existence, good standing and qualification to conduct business;

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  capitalization, including ownership of subsidiary equity and the absence of restrictions or encumbrances with respect to equity of any subsidiary;

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  power and authorization to enter into and carry out the obligations of the Transactions and the enforceability of the Transaction Documents;

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  absence of any conflict, violation or termination of, or default under, organizational documents, third party agreements or applicable laws or regulations, as applicable, as a result of entering into and carrying out the obligations of the Simplification Agreement;

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  absence of fees payable to brokers;

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  absence of any material regulatory approvals or consents required to complete the Transactions;

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  due authorization and valid issuance of the PAA Common Units pursuant to the PAA Recapitalization and the Class C shares;

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  material compliance as to the form requirements of this proxy statement when filed, and the associated absence of material statements or omissions contained herein; and

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  status as an "accredited investor" under federal securities laws.

        The representations and warranties contained in the Simplification Agreement will survive for a period of one year following the Closing.

  Covenants

        Pursuant to the Simplification Agreement, we have agreed to (i) prepare and file this proxy statement and include the PAGP GP board's recommendations herein (unless a change in recommendation has occurred prior to the filing), (ii) transmit this proxy statement to our

Shareholders, (iii) call, hold and convene a meeting of our Shareholders and (iv) submit the Simplification Proposal to our Shareholders. The PAGP GP board has also agreed to recommend the approval of the Simplification Proposal to our Shareholders, subject to a potential change in recommendation as described below.

        In addition, each of the Plains Entities has agreed (i) to cooperate to prepare and file this proxy statement, (ii) to file all tax returns and other reports consistent with the intended tax treatment of the PAA Recapitalization and use reasonable efforts to cause the PAA Recapitalization to qualify for such intended tax treatment, (iii) to use commercially reasonable efforts to take all actions necessary to consummate the Transactions; (iv) to not issue any press releases relating to the Transactions without the consent of the other Plains Entities except as required by law or NYSE rules and regulations and (v) to use reasonable best efforts to effect the reverse equity splits required to create the Economic Parity.

        Except as contemplated by the Simplification Agreement, as required by law, or with the prior written consent of the other Plains Entities, the Plains Entities have agreed (i) to refrain from taking any action that would be reasonably likely to have a material adverse effect on its ability to perform any of its obligations under the Simplification Agreement; (ii) to not split, combine, reclassify, repurchase, redeem any of its equity interests, subject to limited exceptions; (iii) to not take any action that would reasonably be likely to result in a material delay or failure of any condition to the Closing without the consent of the Plains Entities; and (iv) to notify each other Plains Entity in the event that a material breach of the Simplification Agreement has occurred or is likely to occur.

        In addition:

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  AAP has agreed, to the extent that (i) the Closing does not occur prior to the record date for PAA's distribution of available cash in respect of the third quarter of 2016 (the "PAA Third Quarter Distribution"), and (ii) the Third Quarter Distribution is below the current quarterly per unit level of $0.70, (a) to borrow under the AAP Credit Agreement an amount equal to the excess, if any, between (x) the product of the number of PAA Common Units that will be issued to AAP at the Closing of the Transactions, and the distributions per PAA Common Unit paid in respect of the Third Quarter Distribution and (y) the distributions to be paid to PAA GP and AAP in respect of their 2% general partner interests and IDRs, respectively, pursuant to the Third Quarter Distribution, and (b) to distribute such borrowings to AAP's unitholders (the "Third Quarter Distribution True-up Amount"). We expect this amount to be approximately $40 million if the PAA Third Quarter Distribution is reduced to $0.55 per PAA Common Unit, as has been previously announced;

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  AAP has also agreed to not incur additional indebtedness under the AAP Credit Agreement prior to the Closing, subject to limited exceptions that include additional indebtedness as necessary to fund any capital contributions required to be made by PAA GP in order to maintain its 2% general partner interest in connection with any PAA equity issuance, to pay certain expenses and, if applicable, to pay the Third Quarter Distribution True-up Amount;

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  PAA GP has agreed to use its authority and discretion in order to ensure that the PAA Common Units issued to AAP at the Closing have materially identical economic and federal income tax characteristics to the PAA Common Units outstanding immediately prior to the Closing;

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  PAA has agreed to (i) submit an application to the NYSE for the listing of the Common Units to be issued in the Transactions, (ii) prepare for filing as promptly as practicable following the Closing the shelf registration statement contemplated by the Registration Rights Agreement and (iii) not issue or sell additional equity interests in excess of $600 million without the prior written consent of PAGP, subject to certain exceptions; and

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  PAGP will take all action necessary to cause the current members of the GP LLC board who are not currently members of the PAGP GP board to be appointed to the PAGP GP board effective as of the Closing.

  Conditions to the Closing

        The respective obligations of each Plains Entity to consummate the Transactions contemplated by the Simplification Agreement will be subject to the prior satisfaction (or waiver) of the following conditions:

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  the Simplification Proposal shall have been approved by the holders of a Share Majority;

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  each applicable Plains Entity shall have taken all actions necessary to effect the reverse equity splits at the Closing;

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  no law shall have been enacted or promulgated, and no action shall have been taken, by any governmental authority of competent jurisdiction that seeks to or does temporarily, preliminarily or permanently restrain, preclude, enjoin or otherwise prohibit the consummation of the Transactions or makes any of the Transactions illegal or materially alters the conclusions in the tax opinion of Vinson & Elkins L.L.P. described below;

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  each Plains Entity shall have performed or complied in all material respects with the covenants and agreements contained in the Simplification Agreement;

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  the representations and warranties of each Plains Entity shall be true and correct in all material respects on the date of the Closing (or earlier date, as applicable);

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  the representations set forth in the tax opinion certificate issued to Vinson & Elkins L.L.P. to render its opinion as of July 11, 2016, to the effect that the PAA Recapitalization should result in no gain or loss by PAA or its partners under the specified circumstances set forth therein, shall be true and correct in all material respects on the date of the Closing (or earlier date, as applicable); and

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  each other Plains Entity shall have executed and delivered all necessary documentation required under the Simplification Agreement, including the Transaction Documents.

        The respective obligations of PAA and PAGP to consummate the Transactions will be further subject to the receipt of an opinion of counsel that none of PAGP, AAP or PAA will be an "investment company" as defined in the Investment Company Act of 1940, in each case, as a result of the consummation of the Transactions.

        The respective obligations of AAP and PAGP to consummate the Transactions will be further subject to the PAA Common Units to be issued in the Transactions being approved for listing on the NYSE, subject only to official notice of issuance thereof.

  Termination

        The Simplification Agreement may be terminated and the Transactions abandoned at any time prior to the Closing:

            (i)  by the mutual consent of the Plains Entities;

           (ii)  by any Plains Entity if:

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    the Closing has not occurred by January 15, 2017;

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    any governmental authority has issued a law, order or regulation or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the consummation of any of the Transactions or making any of the Transactions illegal, and such action has become final and nonappealable; or

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    the Simplification Proposal is not approved by the holders of a Share Majority;

          (iii)  by PAA if there has been a material breach of, or any inaccuracy in, any of the representations or warranties, or a material breach of any of the covenants or agreements, in each case, by any PAGP Entity other than GP LLC, which breach is not cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to January 15, 2017; or

          (iv)  by PAGP or AAP if there has been a material breach of, or any inaccuracy in, any of the representations or warranties, or a material breach of any of the covenants or agreements, in each case, by PAA or GP LLC, which breach is not cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to January 15, 2017.

        The termination of the Simplification Agreement does not trigger any break-up fees or other liquidated damage payments; however, no termination will relieve any Plains Entity from liability for damages for any willful and material breach of any agreement or covenant contained in the Simplification Agreement. The parties to the Simplification Agreement are also entitled to injunctive relief to prevent breaches of the Simplification Agreement and to enforce specifically the terms and provisions thereof.

Recommendation of the Board of Directors

        At a special meeting held on July 11, 2016, after consideration, the PAGP GP board:

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  determined that the Transactions, on the terms and conditions set forth in the Transaction Documents, are (a) fair and reasonable to PAGP and the holders of Class A Shares, (b) in, or not opposed to, the best interests of PAGP and (c) in, or not opposed to, the best interests of the holders of Class A Shares;

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  approved, on behalf of PAGP GP and PAGP, (i) the Transactions upon the terms and conditions set forth in the Transaction Documents and (ii) the Transaction Documents; and

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  recommended that the Shareholders approve the Simplification Proposal.

  Change in Recommendation by the PAGP GP Board

        The PAGP GP board may withdraw, modify or qualify its recommendation to our Shareholders that they approve the Simplification Proposal if it has concluded in good faith, after consultation with its outside legal advisors and financial advisors, that the change in recommendation is necessary to comply with its duties under the our partnership agreement or that the failure to make such a change in recommendation would result in the violation of applicable law. However, prior to making a change in recommendation, PAGP must give PAA five business days prior written notice that the PAGP GP board intends to change its recommendation and specifying the reasons for the change in reasonable detail.

Required Approval of the Simplification Agreement and the Transactions

        Our partnership agreement requires that we obtain the approval of the holders of a Share Majority prior to a transaction that would involve the sale or exchange of all or substantially all of our assets. The GP Conversion and the IDR Redemption may be deemed to be a sale or exchange of all or substantially all of our assets. In addition, the approval of the Simplification Proposal by the holders of a Share Majority is a condition to Closing under the Simplification Agreement. Therefore, the failure to receive the approval of the holders of a Share Majority for the Simplification Proposal would effectively prevent the closing of the Transactions from occurring as currently contemplated under the Simplification Agreement.

        Concurrently with the execution of the Simplification Agreement, certain of our Shareholders that owned approximately 51.3% of the Class A and Class B shares outstanding as of July 11, 2016, executed a Voting Agreement, pursuant to which such Shareholders agreed to vote for the Simplification Proposal. Please see "—Voting Agreement."

Background of the Transactions

        The senior management of PAA regularly reviews market conditions and opportunities to improve the competitive positioning of PAA with the PAGP GP board and the GP LLC board (together with the PAGP GP board, the "Boards"). These reviews often include a discussion of upstream and midstream market conditions, acquisition and organic growth opportunities, capital market conditions and an assessment of PAA's competitive positioning within the midstream market and from the standpoint of PAA's access to, and cost of, capital.

        During the last half of 2015, the energy industry continued to experience a downturn as North American oil and gas producers significantly reduced their drilling and completion activities in response to lower commodity prices, and the rate of growth of North American crude oil production slowed significantly and began to decline in some areas. Energy capital markets were generally in a state of distress, the depth and availability of public equity and debt capital contracted significantly and the cost of equity capital increased significantly. During the fourth quarter of 2015, PAA management was engaged in a dialogue with the Boards regarding the overall energy and capital market environment, PAA's near-term capital needs and the best way to position PAA for future growth.

        PAA management's efforts regarding PAA's near-term capital needs focused on a convertible preferred issuance and resulted in the issuance by PAA of $1.6 billion of Series A Preferred Units in January 2016. With respect to long-range solutions that would lower PAA's cost of capital and position it for future growth, beginning in early November 2015, PAA management began gathering information and, with assistance from the law firm of Vinson & Elkins L.L.P. ("V&E"), conducting preliminary analysis regarding potential simplification transactions that could significantly reduce and/or eliminate PAA's IDRs. This preliminary analysis involved the evaluation of several different potential structures and the tax, governance, regulatory and other implications of each alternative.

        On November 4, 2015, during PAA's quarterly earnings conference call for the third quarter of 2015, in response to an analyst's question as to whether a simplification transaction would ever make sense for PAA, Mr. Armstrong commented on PAA's elevated cost of capital and the incremental impact of the "general partner burden" (i.e., IDR structure) on PAA's overall cost of capital. He also acknowledged that PAA was open to exploring alternatives that would lower its cost of capital.

        On November 12, 2015, at a regularly scheduled meeting of the Boards, members of PAA's management provided the Boards with an overview of recent simplification transactions by other midstream entities, a summary of PAA's cost of capital relative to its peers and a high- level preliminary overview of various structuring alternatives for a potential simplification transaction. The overview materials noted that PAA's midstream peers without an IDR structure had an average cost of equity (based on current yield) at the time of approximately 6.1%, versus approximately 9.5% for PAA. Such overview also included a discussion of selected benefits and other considerations relating to each of the alternatives discussed, in addition to an illustration of the potential impact of a simplification transaction on PAA's cost of capital.

        On December 8, 2015, Mr. Armstrong made a presentation at the 2015 Wells Fargo Energy Symposium in New York City, where he indicated that, given then current market conditions, PAA management was in the early stages of evaluating potential simplification transactions. He gave no assurance that any transaction would be proposed or consummated, but indicated that the primary focus was on improving PAA's cost of capital.

        On December 15, 2015, the Boards held a joint telephonic meeting for the purpose of having PAA management provide the directors with a general update regarding PAA's equity financing plans for 2016. Mr. Armstrong discussed the current situation in the capital markets for midstream entities, the intermediate to long-term outlook for the industry and PAA's positioning and equity capital needs. Together, Mr. Armstrong and Al Swanson, PAA's chief financial officer, reviewed the status of PAA's efforts to raise equity capital through a private placement of preferred units. In addition, as a follow-up to the general discussions at the November meeting of the Boards regarding potential simplification transactions, Mr. Armstrong noted that PAA and PAGP share a common interest in analyzing simplification transactions that would lower PAA's incremental cost of capital and thereby enhance PAA's ability to sustainably compete for accretive acquisitions and projects. Considering such common interest, Mr. Armstrong suggested that it would be both prudent and efficient for the Boards to jointly engage a financial advisor to work with management to help identify and analyze potential simplification transactions for consideration by the Boards. In response, the Boards authorized PAA management to jointly engage a financial advisor to identify and analyze potential simplification transactions for consideration by the Boards, recognizing that approval of a specific transaction would require separate consideration by each Board in accordance with the requirements of their respective underlying governing documents. Shortly thereafter, GP LLC and PAGP GP jointly engaged Barclays Capital Inc. ("Barclays") to provide such advice and services.

        Beginning in late December 2015, Barclays worked closely with PAA management and V&E to consider potential simplification transaction structures. As a part of such effort, PAA management, with input from Barclays and V&E, considered several structures, including (i) an IDR reset and/or modification transaction ("IDR Modification Transactions"), whereby PAA's minimum quarterly distribution would be increased to its current distribution level, thus "re-setting" the remaining sharing levels or "splits", or removing or capping the maximum split level, and (ii) various transactions that would eliminate the IDRs altogether ("IDR Elimination Transactions"). The primary potential IDR Elimination Transactions considered included (i) the acquisition by PAGP of AAP and PAA in exchange for Class A shares ("PAGP Roll-Up"), (ii) the acquisition by PAA of the IDRs and economic portion of the 2% general partner interest in exchange for PAA Common Units and the assumption of AAP's outstanding debt ("PAA Simplification") and (iii) the acquisition by AAP of PAA in exchange for AAP limited partner units ("AAP Simplification").

        On January 12, 2016, PAA announced that it had received binding commitments for the purchase of approximately $1.5 billion of Series A Convertible Preferred Units, and on January 28, 2016, the sale of such preferred units was consummated (the final amount of convertible securities sold totaled approximately $1.6 billion).

        On February 9, 2016, PAA and PAGP held their fourth quarter and year-end earnings call for the periods ended December 31, 2015. In response to a question during the call as to the status of the simplification review, Mr. Armstrong reaffirmed that management was committed to evaluating a potential simplification, but that nothing had been concluded at that time, that it could be middle of the year before an evaluation was completed and that there was no certainty that PAGP and PAA would undertake a simplification transaction.

        On February 17, 2016, PAA management met with Barclays to discuss Barclays' preliminary analysis of the potential transaction structures. In general, such analysis concluded that while IDR Modification Transactions could reduce the overall cost of equity capital, such transactions were temporary fixes that often led to a future IDR Elimination Transaction; PAA management viewed the IDR Elimination Transactions as the preferred outcome for PAA and PAGP given their interest in pursuing a long term solution that would enhance PAA's competitive position and be in the best interests of both PAA and PAGP.

        On the evening of February 17, 2016, at the regular joint dinner meeting of the Boards preceding the February 18, 2016 meeting of the Boards, members of PAA's senior management team and the directors of both Boards engaged in a wide-ranging discussion that covered a variety of factors impacting current and near term markets, including, among other factors: excess transportation capacity, production declines and volumetric over-commitments; recent rating agency actions and posturing; cost and/or lack of availability of public equity and debt capital near term; and private equity capital and project finance.

        On February 18, 2016, in a joint executive session of the Boards, Mr. Armstrong led a discussion regarding general market conditions, PAA's market valuation, challenges PAA's valuation posed with respect to making attractive and strategic acquisitions and critical factors impacting valuations for PAA and PAGP. Factors discussed included challenging crude oil market conditions and associated uncertainties, PAA's less than one-to-one distribution coverage and the real and perceived burdens associated with the IDRs. Mr. Armstrong also shared with the Boards his view that based on comments made by investors, there appeared to be a general sense that the financial community would support a potential simplification transaction, but was hesitant to invest in, or increase their positions in, either PAA or PAGP due to the uncertainty about how such a transaction would impact each entity. Mr. Armstrong also led a discussion of valuations of competitors/peers who had previously simplified their capital structures by eliminating their incentive distribution rights, which in turn led to a discussion about potential benefits of simplifying PAA's structure in a way that would optimally position PAA for future profitability and growth. The directors of both Boards expressed their support of, and encouraged management to accelerate, management's effort to analyze and assess potential simplification transactions that would be fair and reasonable from the perspective of both entities, taking into account the various constituencies involved. The directors also requested that the analysis include an assessment of PAA's performance under various industry and market conditions.

        Throughout the balance of February 2016 and early March 2016, PAA management, with input from Barclays and V&E, continued to evaluate the various alternative structures from an economic, tax, governance and regulatory perspective and refine their respective analyses of the potential simplification transactions. During this period, V&E distributed a draft memorandum outlining the structuring steps for a proposed simplification transaction that included commentary regarding tax impacts, required consents and approvals, proposed governance and related matters. During this period, PAA management also developed an initial range of financial forecasts (consisting of three different cases) that were designed to estimate the likely performance of PAA in a variety of industry and market conditions (such forecasts, as supplemented and modified over time, the "Financial Forecasts").

        On March 4, 2016, PAA management sent a summary of the initial Financial Forecasts to Messrs. Sinnott, Raymond and Figlock in their capacity as representatives of KAFU Holdings, L.P. (an affiliate of Kayne Anderson Investment Management Inc. ("KA")), EMG Investment, LLC (an affiliate of the Energy & Minerals Group ("EMG")) and Oxy Holding Company (Pipeline), Inc. (an affiliate of Occidental Petroleum Corporation ("Oxy")), respectively (collectively, the "Principal GP Owners"). The initial Financial Forecasts consisted of financial forecast scenarios that management intended to use in evaluating a potential simplification transaction. The initial Financial Forecasts incorporated multiple assumptions regarding the timing and velocity of a recovery in drilling and completion activity, among other factors, in order to quantify the estimated impact of a range of U.S. production forecasts on PAA's financial performance. Given the many near term uncertainties and pressure points with respect to distribution coverage and credit metrics, PAA management also generated comparative cases and sensitivity analyses that incorporated assumptions to right-size the PAA Common Unit distribution level, coverage and overall leverage.

        On March 9, 2016, PAA management sent the initial Financial Forecasts to the Boards.

        On March 17, 2016, PAA management sent an initial presentation (the "Preliminary Presentation") to the Principal GP Owners that outlined potential alternative structures to modify or eliminate PAA's IDRs along with related economic, tax structuring and other considerations. The Preliminary Presentation included an overview of the current market environment for midstream entities, a peer cost of equity capital comparison and an overview of the preliminary analyses of the various alternative simplification structures and transactions. The peer cost of equity capital comparison demonstrated that the cost of equity capital (based on current yield) for PAA's midstream peers without an IDR structure had risen to approximately 8% (versus 6.1% in November 2015), while PAA's cost of equity capital had risen to approximately 15.6% (versus 9.5% in November 2015). The analyses in the Preliminary Presentation also included a summary that contained an overview of four Financial Forecasts (the three initial cases, plus an initial "hybrid" case that for expediency and illustration was generated by combining discrete time periods from each of the three initial cases) and additional related information, including an explanation of the modeled distribution reduction and related distribution policy considerations, cash flow contribution analysis and accretion/dilution sensitivities for each case assuming various exchange ratios, which exchange ratios represented a range of implied ownership splits between PAA's limited partner owners and the owners of its general partner interest and IDRs based on the relative contribution analyses.

        From approximately March 18, 2016 through April 19, 2016, Mr. Armstrong and various members of PAA management met separately with the representatives of the Principal GP Owners to discuss the Preliminary Presentation, solicit their feedback on the analyses set forth therein, and engage in follow-up discussions to further explain and discuss the materials.

        Throughout this period, PAA management continued to refine its analyses, respond to inquiries from the Principal GP Owners and provide the Principal GP Owners information that included the following:

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  a new "hybrid" Financial Forecast case, which replaced the initial hybrid case and incorporated refined assumptions regarding both the timing and velocity of a resumption in drilling and completion activity, as well as a reallocation of future activity increases in select onshore crude oil basins (the "Hybrid Forecast Case"); and

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  a detailed "Industry Overview" presentation, which included certain of PAA management's observations about the current cycle, the implications for future production scenarios and the resulting impact on midstream performance and opportunities (the "Industry Overview").

        On March 29, 2016, Mr. Armstrong provided to the Boards a general update covering a number of matters, including PAA's performance, financial position and activities. The update also included a status report on discussions with the Principal GP Owners related to a potential simplification transaction, noting the challenges associated with developing a consensus regarding a transaction given the variances in views on the extent and duration of the industry recession and the inherent valuation risks and uncertainties associated with the IDRs.

        On April 21, 2016, Mr. Armstrong provided a general update to both Boards that covered a variety of topics and attachments, including (i) a copy of the Industry Overview, (ii) a copy and explanation of the Hybrid Forecast Case and related distribution scenarios, (iii) a summary of recent rating agency developments and dialogue, and (iv) an overview of the simplification process and discussions through such date.

        On April 28, 2016, representatives of PAA management met with Barclays and V&E to review the ongoing efforts to evaluate a potential simplification transaction. This meeting included a review of alternative transaction structures and summary valuation analyses. The parties also discussed various process and timing considerations. Regarding alternative transaction structures, the parties discussed various potential IDR Modification Transactions and IDR Elimination Transactions. Specifically, the IDR Modification Transactions discussed included an IDR reset, which would involve increasing PAA's minimum quarterly distribution to the current distribution level, thus "re-setting" the IDR sharing levels or "splits," as well as possible IDR modifications such as removing, reducing or capping the maximum split level. The IDR Elimination Transactions discussed included a PAGP Roll-Up, PAA Simplification and AAP Simplification. The parties also discussed the merits and potential drawbacks associated with IDR Modification Transactions relative to IDR Elimination Transactions, noting that while both forms of transactions could reduce PAA's cost of capital, the IDR Modification Transactions were temporary solutions that did not foreclose the possibility of adverse consequences over the long term, as IDRs would continue to limit future common unit distribution growth. It was also noted that several other master limited partnerships had initially completed IDR Modification Transactions but ultimately pursued IDR Elimination Transactions in order to permanently reduce their cost of capital. By contrast, the parties discussed the fact that IDR Elimination Transactions represented a long-term, permanent solution that would improve alignment between the limited partner and general partner owners, more effectively lower the cost of equity capital by permanently eliminating the IDR burden, and more significantly enhance the ability of PAA to deploy incremental capital towards potential acquisition and development projects that could drive distributable cash flow growth for PAA. In consideration of these factors, PAA management confirmed its prior preliminary conclusion that an IDR Elimination Transaction was the preferred outcome for PAA relative to potential IDR Modification Transaction structures. The parties also considered the tax attributes for each of the potential IDR Elimination Transaction structures, the extent to which the structures would minimize post transaction taxes, the ability of the resulting entity to issue equity securities pursuant to a short-form, S-3 shelf registration statement following the consummation of the transaction, the ability of the resulting entity to raise equity capital from institutional and other investors who desired to invest in corporations rather than partnerships, and the ability of PAA to reset its common unit distribution level in connection with or as a part of any such simplification transaction. Taking into account these factors, PAA management preliminarily concluded that of the IDR Elimination Transaction structures considered, the PAA Simplification structure appeared to be the most favorable.

        On May 4 and 5, 2016, PAA management distributed discussion materials to the representatives of the Principal GP Owners. Such materials included (i) an illustrative transaction framework for an IDR Elimination Transaction (using the PAA Simplification structure) that set forth various governance, structure, process and other considerations, (ii) valuation materials, including a contribution analysis setting forth the relative distributions to PAA's limited partners and its general partner owners (i.e., AAP's equity owners) under various Financial Forecasts, and (iii) an overview presentation and illustrative framework for a "contingent value right" or "CVR" that could be used as a potential earn-out currency to provide additional contingent equity value to the holder of the IDRs in the event that such mechanisms were ultimately required to bridge a potential valuation gap between PAA's limited partners and its general partner owners.

        Also on May 5, 2016, PAA management also provided representatives of KA with certain information they had requested, including various sensitivities involving different exchange ratios and distribution cut levels as well as additional Permian Basin production case sensitivities.

        On May 5, 2016, PAA and PAGP held their quarterly earnings call for the quarter ended March 31, 2016. During this call, Mr. Armstrong noted that PAA management's evaluation of potential simplification alternatives was ongoing and that there had been frequent discussions regarding same with the Principal GP Owners and the Boards. He reiterated the overall objective of trying to identify a

"win/win" transaction that would better position PAA to perform and prosper over the long term, and stressed that no decision had been made regarding whether PAA and PAGP would enter into a simplification transaction.

        On May 6, 2016, PAA management distributed an illustrative preliminary simplification process and timeline to the representatives for the Principal GP Owners that summarized the key steps that would need to be taken in connection with a PAA Simplification and set forth an illustrative timeline for such steps.

        On May 12, 2016, Mr. Armstrong sent a memorandum to the Boards informing them of Moody's decision to downgrade PAA's credit rating from Baa2 (negative outlook) to Baa3 (negative outlook) and noting Moody's references in their statement to the potential for a GP/LP simplification as well as PAA's less than one-to-one distribution coverage.

        On May 15, 2016, in advance of the scheduled May 18, 2016 Board dinner and May 19, 2016 meetings of the Boards, Mr. Armstrong notified the members of the Boards that a meeting would be held immediately prior to the May 18th Board dinner for the purpose of discussing the potential simplification transaction; Mr. Armstrong attached a presentation prepared by PAA management that provided an overview of the rationale and considerations involved with such a transaction as well as the various actions taken to date. The presentation included an overview of the proposed governance provisions, an illustrative timeline and a summary of the directors' duties in evaluating such a transaction.

        On May 18, 2016, the Boards held a joint meeting at the offices of PAA to discuss a potential simplification transaction. In addition to all of the directors of both Boards, various members of PAA's management team, a representative of Barclays and John Rutherford, a consultant to PAA and PAGP, were in attendance. Mr. Armstrong, other members of PAA management, the Barclays representative and Mr. Rutherford reviewed the materials distributed to the Boards on May 15, 2016. In particular, Mr. Armstrong provided a summary of PAA's then current situation, noting that while PAA had one of the best crude oil asset platforms and business models in the sector with meaningful upside in the event of a recovery in U.S. production growth, as a result of the recent industry downturn PAA was over-distributing cash to its equity holders and operating above targeted leverage metrics, which adversely impacted its equity valuation and credit spreads and endangered its investment grade credit ratings. Mr. Armstrong also noted that in the current environment, the need for a strong balance sheet and low cost of capital had become increasingly important to compete for acquisitions, which were viewed as one of the primary means for achieving future growth given the general overbuilt status of the midstream sector. Various presenters then reviewed the results of the analysis that had been completed to date on alternative transaction structures and PAA management reiterated its view that an IDR Elimination Transaction was the preferred outcome for PAA relative to potential IDR Modification Transactions and that of the various IDR Elimination Transaction structures considered, the PAA Simplification structure appeared to be the most favorable taking into account the various factors considered. Mr. Armstrong summarized management's view that combining an IDR Elimination Transaction with a reset of PAA's distribution would improve PAA's positioning for the future by (i) restoring healthy distribution coverage, (ii) accelerating the strengthening of PAA's credit profile and credit rating, (iii) reducing PAA's reliance on external equity capital for organic growth needs, and (iv) improving PAA's overall cost of and access to capital and positioning PAA to generate incremental growth opportunities. After considering the materials prepared for the meeting and taking into account the various points made by Mr. Armstrong and the other meeting participants, there was a general consensus among the directors that an IDR Elimination Transaction using the PAA Simplification structure coupled with a distribution reduction appeared to present the best long-term solution for PAA and PAGP of the various alternatives considered, assuming that the parties could reach agreement on the specific terms for a simplification transaction. No action was taken at the meeting, but it was agreed that formal consideration of necessary next steps would take place on May 19, 2016.

        On May 19, 2016, each of the Boards held their regularly-scheduled, quarterly board meetings. During these meetings, the Boards continued to discuss matters related to a potential simplification transaction. The following formal actions were taken:

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  The PAGP GP board authorized a sub-group of its members consisting of Messrs. John Raymond, Robert Sinnott and Bernard Figlock to hire financial and legal advisors on behalf of PAGP and PAGP GP in connection with any proposed simplification transaction; and

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  The GP LLC board identified Messrs. Christopher M. Temple, Gary R. Petersen and J. Taft Symonds, as qualified to participate as potential members of a conflicts committee of GP LLC (the "PAA Conflicts Committee") in connection with the evaluation of a simplification transaction, and in order to be prepared to act promptly if a formal proposal was received, authorized them to interview potential financial and legal advisors.

The Boards also acknowledged that if a transaction was going to be agreed upon, it would be ideal from a timing standpoint to finalize and announce the transaction and the distribution reduction on or before July 11, 2016, which was the time when PAA would normally announce the amount of its quarterly distribution for the second quarter of 2016.

        On May 25, 2016, PAA management hosted its annual "PAA Investor Day," during which members of management provided presentations on several topics, including PAA's strategy, assets, financial position and performance outlook. A portion of the presentation included management's views on several production forecast scenarios and comments regarding a potential simplification of PAA, including comments that:

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  PAA's general partner and limited partner structure is unique within the MLP universe and while that made for a more complex analysis of potential simplification transactions, such a structure also provided more flexibility to investors (including in terms of which entity is more tax efficient for investors) than is generally available to a typical MLP structure;

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  PAA management had approached its analysis of a potential simplification transaction with a clear bias for a non-taxable transaction that would retain PAA's existing flow-through tax structure; and

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  PAA management's analysis involved a detailed assessment of PAA's future performance, opportunities, and financial considerations under various industry scenarios and the impact of alternative structures on PAA's equity and debt stakeholders.

        During the week of May 23, 2016, the authorized sub-group of the PAGP GP board interviewed representatives of three different investment banking firms to serve as financial advisors to the PAGP GP board for a potential simplification transaction. In order to facilitate such interviews, at the request of the authorized sub-group of the PAGP GP board, prior to their meetings with the sub-group, PAA management provided to the advisor candidates general background information regarding a potential simplification transaction.

        Also during the week of May 23, 2016, Messrs. Temple, Petersen and Symonds, acting pursuant to the authority given to them by the GP LLC board, interviewed multiple law firms and selected Richards, Layton & Finger, P.A. ("RLF") as independent counsel, conditional on the formation of a conflicts committee by the GP LLC board.

        During the week of May 30, 2016, Messrs. Temple, Petersen and Symonds, acting pursuant to the authority given to them by the GP LLC board, interviewed representatives of five different investment banking firms to serve as financial advisors to the PAA Conflicts Committee for a potential simplification transaction, conditional on the formation of a conflicts committee by the GP LLC board. In order to facilitate such interviews, PAA management provided to the advisor candidates general background information regarding a potential simplification transaction.

        On June 1, 2016, the PAGP GP board retained Baker Botts L.L.P. ("Baker Botts") as its independent legal counsel and on June 3, 2016 hired Jefferies as its financial advisor. Shortly thereafter, PAA management provided Jefferies and Baker Botts with diligence materials that included, among other items, all the materials presented to the PAGP GP board since November 2015 in connection with its review of a potential transaction and alternatives thereto, as well as an explanation of PAA management's key considerations regarding PAA's forward distribution policy and a steps memorandum that outlined the various specific and discrete transactions that would need to be taken, as well as related approval, tax and governance considerations, in connection with a potential IDR Elimination Transaction using the PAA Simplification structure (the "Steps Memo").

        From June 3 through June 6, 2016, PAA management, at the request of the PAGP GP board, held due diligence meetings with representatives of Jefferies, which meetings included detailed reviews of well performance and activity levels in key oil and gas producing regions that formed the partial basis for the Financial Forecasts. On June 6, 2016, PAA management and representatives of V&E met at the offices of V&E with representatives of Baker Botts, Latham & Watkins LLP (as counsel to Oxy), Jefferies, and the Principal GP Owners to review various potential IDR Modification Transactions and IDR Elimination Transactions, the Steps Memo and related matters considered in connection with the simplification evaluation activities through such date.

        On June 6, 2016, the PAGP GP board held a telephonic meeting for the purpose of (i) obtaining a status update on the hiring of Baker Botts and Jefferies, (ii) discussing the duties and functions of the PAGP GP board and (iii) discussing the process and timing regarding Jefferies' analysis. All members of the PAGP GP board were in attendance, as well as members of PAA management and representatives of Jefferies and Baker Botts. The authorized sub-group of the PAGP GP board provided an update to the full board regarding their process in selecting legal and financial advisors. Baker Botts advised the board on its fiduciary duties and provided preliminary thoughts on the process by which the board should evaluate the transaction. The PAGP GP board then discussed with representatives of Jefferies the financial analysis undertaken by Jefferies to date. At the meeting, the PAGP GP board agreed that each meeting of the PAGP GP board during the process should include an executive session without Mr. Armstrong or other members of management present. Following such discussion, all members of PAA management, including Mr. Armstrong, left the meeting, and the remaining PAGP GP board members, representatives of Baker Botts and representatives of Jefferies further discussed the process and timing regarding Jefferies' analysis. The meeting concluded with the PAGP GP board requesting Jefferies to continue its work and to provide an update to the board on June 13, 2016.

        On June 7, 2016, on behalf of the PAGP GP board, Jefferies requested a sensitivity analysis (the "June Sensitivity Analysis") to the Hybrid Forecast Case to better understand how recent improvements in well performance and increases in activity in specific oil producing basins impacted the Hybrid Forecast Case. The June Sensitivity Analysis was provided by PAA management to Jefferies on June 9, 2016.

        During the week of June 6, 2016, Messrs. Temple, Petersen and Symonds selected Tudor, Pickering, Holt & Co. ("TPH") as financial advisor to the PAA Conflicts Committee, conditioned upon the formation of the PAA Conflicts Committee by the GP LLC board. From June 9 through June 16, 2016, PAA management provided due diligence materials, including the Steps Memo, the June Sensitivity Analysis and the other Financial Forecasts, to TPH and RLF, and held due diligence meetings with representatives of TPH and RLF at the request of the PAA Conflicts Committee.

        On June 13, 2016, the PAGP GP board held a telephonic meeting. All members of the PAGP GP board were in attendance, as well as representatives of management, Baker Botts and Jefferies. At the meeting, representatives of Jefferies delivered a presentation regarding the results of certain of Jefferies' financial analyses to date, and the PAGP GP board discussed the results of Jefferies' analyses and related considerations. Following such discussion, all members of PAA management, including Mr. Armstrong, left the meeting, and the remaining PAGP GP board members met in executive session with Baker Botts and Jefferies. While in executive session, the PAGP GP board discussed the key terms of a potential proposal for a PAA Simplification to be submitted to the GP LLC board, as well as the optimum strategy to achieve the desired result. Mr. Armstrong then rejoined the meeting and the non-management directors presented a summary of their desired terms to be included in an initial proposal to the PAA Conflicts Committee. The PAGP GP board also requested that Jefferies prepare additional financial analyses relating to the "Downside" case contained in the Financial Forecasts.

        Also on June 13, 2016, after its meeting, the PAGP GP board submitted a written proposal for a PAA Simplification to the GP LLC board (the "Initial Proposal"). The Initial Proposal provided that (i) AAP would agree to the GP Conversion and IDR Redemption in exchange for the issuance by PAA of 0.415 PAA Common Units in respect of each outstanding AAP Unit (on a fully diluted basis assuming the conversion of all outstanding AAP Management Units), which equated to 271,309,837 PAA Common Units, with the understanding that if the GP LLC board desired to pursue a PAA Simplification with a lower exchange ratio, the PAGP GP board would only be willing to consider such a transaction with the addition of CVRs that provided future upside for AAP's equity owners; (ii) PAA would reduce its targeted distribution level for its units to an annualized amount of $2.20 per PAA Common Unit and would manage future distribution amounts with the goal of maintaining minimum distributable cash flow coverage levels of 1.15x; and (iii) PAGP, AAP and PAA would negotiate and agree upon other related terms, as well as definitive documentation that would not include a "lock-up" agreement that would restrict holders of AAP units from redeeming and selling their proportionate share of the PAA Common Units to be received by AAP in connection with the simplification transaction and would include registration rights in favor of the existing AAP equity owners with respect to such PAA Common Units. Consistent with the Steps Memo, the Initial Proposal presumed the assumption by PAA of up to $593 million of debt (less any cash on the balance sheet of AAP at the time of closing) pursuant to the AAP Credit Agreement, though this was not explicitly stated in the Initial Proposal. It was further understood by the PAGP GP board that the PAGP GP board designation rights of existing owners and the "trigger date" concept for the election of directors was to be preserved, with the "trigger date" defined as the date at which the overall direct and indirect economic interest of the Initial Owners and their permitted transferees in AAP falls below 40%, though this was not explicitly stated in the Initial Proposal.

        On June 14, 2016, a special meeting of the GP LLC board was held to establish the PAA Conflicts Committee and make appropriate delegations to the PAA Conflicts Committee regarding the Initial Proposal. The members of the GP LLC board discussed the role of, and the criteria for membership on, the PAA Conflicts Committee. Richard McGee, General Counsel of GP LLC, led a discussion regarding the establishment of the PAA Conflicts Committee, which included: (a) a review of the requirements under the PAA partnership agreement and GP LLC limited liability company agreement; and (b) confirmation of pertinent information relating to the independence of each of the independent directors of GP LLC. After confirming the independence and qualification of Messrs. Temple, Petersen and Symonds, the GP LLC board appointed each of such individuals as members of the PAA Conflicts Committee, with Mr. Temple as chairman, and delegated full power and authority of the GP LLC board to the PAA Conflicts Committee to, among other things:

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  review and evaluate the Initial Proposal, on behalf of PAA and the public holders of PAA Common Units;

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  negotiate, or delegate to any person or persons the authority to negotiate on behalf of PAA, the terms and conditions of the Initial Proposal and the simplification transaction contemplated thereunder;

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  determine whether or not to grant Special Approval pursuant to Section 7.9 of the PAA partnership agreement, and approval pursuant to Section 5.5(b) of the limited liability company agreement of GP LLC, with respect to the proposed simplification transaction; and

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  if applicable and as appropriate, exercise the full authority of the GP LLC board with respect to the approval of any potential simplification transaction, including the authorization of the execution and delivery of any documents, instruments or agreements with respect the proposed transaction.

        On June 16, 2016, PAA management and V&E provided a tax presentation to TPH and Jefferies that outlined the risk of a termination of PAA for tax purposes as well as some potential structural mitigants that would lessen the chances that a termination would take place. On June 17, 2016, PAA management sent an illustrative tax model to TPH and Jefferies further describing the risks and impacts of a tax termination.

        On June 16, 2016, PAA management and V&E met with the PAA Conflicts Committee, TPH and RLF and discussed, and answered questions with respect to, the Steps Memo, the Financial Forecasts and other aspects of the proposed simplification transaction.

        On June 17, 2016, V&E circulated to Baker Botts initial drafts of a simplification agreement and certain other transaction documents that would be entered into in connection with the potential simplification transaction using the PAA Simplification structure (the "Definitive Agreements"). Between June 17, 2016 and July 11, 2016, Baker Botts and V&E had several discussions and legal negotiations regarding the drafts of such Definitive Agreements.

        From June 15 to June 20, the PAA Conflicts Committee held a series of meetings to discuss and consider the Initial Proposal and the proposed simplification transaction with TPH and RLF in attendance. On June 20, 2016, the PAA Conflicts Committee responded to the PAGP GP board's Initial Proposal with a written counter-proposal (the "First Counter Proposal"). The First Counter Proposal provided that (i) PAA would agree to issue 210,854,271 PAA Common Units (while the First Counter Proposal did not specify an exchange ratio, it implied an exchange ratio of 0.3225 PAA Common Units for each AAP Unit) and to assume up to $593 million of debt (less any cash on the balance sheet of AAP at the time of closing) under the AAP Credit Agreement in exchange for AAP agreeing to the GP Conversion and IDR Redemption, (ii) no CVRs would be issued, (iii) to the extent that new redemption rights were to be created to enable AAP owners to redeem their AAP Units in exchange for their pro rata interest in PAA Common Units held by AAP, the Definitive Agreements would contain "lock up" provisions that would require AAP to retain (A) at least 80% of the PAA Common Units received by AAP for one year following the closing of the simplification transaction and (B) at least 45% of the PAA Common Units received by AAP for the second year following the closing of the simplification transaction; (iv) to the extent that PAGP GP desired to have a unified board structure such that the PAGP GP board would also function as the board of directors of PAA, the PAA Conflicts Committee was still considering the merits of such a structure but provided the following observations: (A) the independent members of the GP LLC board should become members of the PAGP GP board and (B) following the "trigger date" (as defined in the organizational documents of PAGP GP), the holders of PAA Common Units would have the right to participate in the election of directors to the PAGP GP board and (v) the PAA Conflicts Committee acknowledged that certain parties to the simplification transaction would enter into an omnibus agreement providing for economic alignment among PAA, PAGP and AAP and appropriate documentation to ensure that the approval of PAGP shareholders would be obtained.

        On June 21, 2016, PAA management circulated a presentation outlining potential benefits of a simplification transaction to Jefferies and TPH, with such benefits including (i) improved alignment between the PAGP and PAA equityholders, (ii) lowered equity cost of capital and enhanced ability to deploy incremental capital, (iii) valuations and trading multiples being more in line with peer companies, and (iv) improved perception of the combined entities by credit rating agencies. The presentation also included a framework for quantifying the potential benefits of a simplification transaction to both sets of equity holders at various exchange ratios.

        Later in the day on June 21, 2016, the PAGP GP board held a telephonic meeting. All members of the PAGP GP board were in attendance, as well as representatives of management, Baker Botts and Jefferies. The PAGP GP board, with the assistance of Baker Botts and Jefferies, reviewed the terms of the Initial Proposal and the First Counter Proposal. Representatives of Jefferies then delivered a presentation regarding the results of certain of Jefferies' financial analyses, including analyses relating to the First Counter Proposal, and the PAGP GP board discussed the results of Jefferies' analyses and related considerations. Baker Botts then provided the PAGP GP board with (i) an overview of the proposed simplification transaction, including a discussion of transaction steps, governance issues and key documentation, (ii) an overview of material tax matters related to the proposed simplification transaction, including an overview of the tax treatment of possible alternative transactions considered by PAGP, and (iii) advice regarding the fiduciary duties of the PAGP GP board. Following such discussion, all members of PAA management, including Mr. Armstrong, left the meeting, and the remaining PAGP GP board members met in executive session with representatives of Baker Botts and Jefferies. While in executive session, the non-management directors of the PAGP GP board discussed reactions to the First Counter Proposal and the strategy for responding to the First Counter Proposal. After this discussion, Mr. Armstrong returned to the meeting and the full board continued its discussion. After a discussion, the full PAGP GP board agreed to present the Second Counter Proposal described below to the PAA Conflicts Committee.

        After its meeting, the PAGP GP board responded with a written counter-proposal (the "Second Counter Proposal"). The Second Counter Proposal provided that while the PAGP GP board did not consider the First Counter Proposal received from the PAA Conflicts Committee to be a constructive starting point for negotiations, the PAGP GP board was willing to modify its Initial Proposal to provide that AAP would agree to the GP Conversion and IDR Redemption in exchange for the issuance by PAA of 0.405 PAA Common Units in respect of each outstanding AAP Unit, which equated to 264,772,251 PAA Common Units. The Second Counter Proposal assumed a reduction in the PAA quarterly distribution to $2.20 per PAA Common Unit on an annualized basis and a target minimum distributable cash flow coverage level of 1.15x. The PAGP GP board noted in the Second Counter Proposal (i) that it reserved the right to introduce CVRs as a form of earn-out currency to bridge any additional requests for reduction to the exchange ratio, (ii) that its proposal assumed the assumption by PAA of up to $593 million of debt outstanding (less any cash on the balance sheet of AAP at the time of closing) pursuant to the AAP Credit Agreement; and (iii) its belief that time was of the essence and its desire to reach agreement regarding a simplification on or before July 11, 2016. To the extent that a further reduction in the exchange ratio was to be requested, the PAGP GP board requested a meeting with the PAA Conflicts Committee and a representative of TPH as soon as possible, and as early as June 22, 2016.

        On June 22, 2016, at the request of Jefferies and TPH, PAA management prepared and circulated to such advisors a presentation (i) clarifying management's view regarding the financial projections that should be considered by the PAGP GP board, the PAA Conflicts Committee and their respective advisors in connection with the proposed simplification transaction (such projections being four Financial Forecast cases consisting of the "Downside," "Hybrid," "June Sensitivity," and "Upside" cases previously provided), (ii) setting forth PAA management's beliefs regarding the appropriate long-term (post-2021) perpetual distributable cash flow growth rate range to assume in the status quo case scenario (i.e., assuming no simplification transaction), and (iii) setting forth PAA management's thoughts regarding appropriate assumptions for post-simplification benefits in the form of incremental investment opportunities and a reduced trading yield.

        On June 22 and June 23, 2016, the PAA Conflicts Committee held multiple meetings to discuss and consider the Second Counter Proposal and the potential simplification transaction with TPH and RLF in attendance. On June 23, 2016, the PAA Conflicts Committee responded to the Second Counter Proposal with a written counter proposal (the "Third Counter Proposal"). The Third Counter Proposal provided that PAA would agree to issue 217,432,617 PAA Common Units (while the Third Counter Proposal did not specify an exchange ratio, it implied an exchange ratio of 0.3326 PAA Common Units for each AAP Unit) and to assume up to $593 million of debt (less any cash on the balance sheet of AAP at the time of closing) under the AAP Credit Agreement in exchange for AAP agreeing to the GP Conversion and IDR Redemption. In the Third Counter Proposal, the PAA Conflicts Committee noted that its offer assumed the simplification transaction (i) would not include the issuance of any CVRs and (ii) would be consummated in connection with a reduction in the current PAA distribution to an annualized amount in the range of $2.00 to $2.20 per PAA Common Unit and a target minimum distributable cash flow coverage level of 1.15x. In its response, the PAA Conflicts Committee advised that it did not believe a meeting with representatives of the PAGP GP board would be productive at that time.

        Also on June 23, 2016, while in Los Angeles on other business, Mr. Armstrong and two other members of PAA management met with Mr. Sinnott and another KA principal and briefly discussed the status of discussions between the PAGP GP board and the PAA Conflicts Committee regarding a potential simplification transaction. Mr. Armstrong indicated that if current discussions did not result in meaningful progress soon, he was considering recusing himself from participating in PAGP GP board deliberations and devoting his efforts to working with both parties to advance the discussions.

        Also on June 23, 2016, V&E circulated revised drafts of the Definitive Agreements to Baker Botts and representatives and advisors of the Principal GP Owners. Such parties and V&E reviewed and discussed various drafts.

        On June 24, 2016, Jefferies provided the PAGP GP board with supplemental materials that included a contribution analysis under each of the Financial Forecast cases on a status quo basis and an analysis of the aggregate benefits to both PAA and AAP equityholders that could potentially result from a simplification transaction. In addition, Jefferies undertook to analyze potential CVR structures in the event that CVRs were ultimately required to bridge a potential valuation gap between the PAA Conflicts Committee and the PAGP GP board.

        On June 26, 2016, in recognition of the fact that negotiations between the PAGP GP board and the PAA Conflicts Committee had reached an impasse and in an effort to identify a path forward, Mr. Armstrong contacted Mr. Raymond of EMG. Mr. Armstrong indicated to Mr. Raymond that while the parties were at an impasse regarding the consideration to be paid by PAA for the proposed transaction, it appeared both parties were in agreement regarding the need to reduce PAA's common unit distribution to an annualized level of $2.20 per unit and the need to manage distributions going forward with the goal of maintaining minimum distributable cash flow coverage levels of 1.15x. Accordingly, Mr. Armstrong indicated to Mr. Raymond that these adjustments would address his key concerns as Chief Executive Officer of PAA responsible for looking out for the best interests of the organization as a whole, and that he believed it made more sense at that point in the process for Mr. Armstrong to excuse himself from any PAGP GP board deliberations or votes on the proposed simplification transaction and instead focus his efforts on trying to help both parties determine whether there was a mutually acceptable transaction that they could agree upon. Mr. Raymond expressed his support for Mr. Armstrong assuming such a role in the discussions between the parties. Through contacts made by Mr. McGee to representatives of RLF on June 24, 2016, the idea of Mr. Armstrong assuming such a role and the rationale therefor was communicated to the PAA Conflicts Committee; the PAA Conflicts Committee convened a telephonic meeting, and following discussions with representatives of TPH and RLF, concluded that it supported the proposed approach. RLF communicated this support to PAA management through Mr. McGee, and RLF and Mr. McGee tentatively agreed, subject to confirmation of schedules, that Mr. Armstrong would meet with the PAA Conflicts Committee and its advisors telephonically on the afternoon of June 27, 2016 to begin discussions regarding resolution of the impasse between the parties.

        On June 27, 2016, Mr. Armstrong sent separate e-mails to the PAGP GP board and the PAA Conflicts Committee formally advising them that in light of the impasse between the parties and in an effort to facilitate a potential solution, he would be focusing his efforts on trying to help both parties determine whether there was a mutually acceptable transaction that they could agree upon. The e-mails repeated the background and rationale for the assumption of such role by Mr. Armstrong as separately discussed with Mr. Raymond and the PAA Conflicts Committee (via communications between Mr. McGee and RLF). Mr. Armstrong also included in each email an attachment that set forth his thoughts on the most critical considerations for each party and its stakeholders (which included certain considerations shared by both parties as well as considerations specific to the applicable party) and indicated that he would be reaching out to each party to discuss and provide his thoughts as Chief Executive Officer on the materials provided.

        Also on June 27, 2016, following up on his desire to meet with each of the parties and their respective advisors, Mr. Armstrong met with representatives of Jefferies, had separate conversations with certain members of the PAGP GP board and, together with other members of PAA management, had a telephonic meeting with the PAA Conflicts Committee and their legal and financial advisors. In each case, he discussed the impasse in the negotiation process as well as the materials previously provided regarding the most critical considerations for each of the parties, and he tried to gain a better understanding of the priorities and potential flexibility of each party regarding the key deal points. The parties also agreed to have a mediated negotiation session with Mr. Armstrong on the afternoon of June 28, 2016.

        During the week of June 27, 2016, V&E circulated drafts of the Definitive Agreements to RLF. RLF and V&E subsequently reviewed and discussed such drafts.

        On the morning of June 28, 2016, in preparation for the mediated negotiation session scheduled for later that day, Mr. Armstrong sent both parties and their respective advisors an outline of proposed transaction terms (the "June 28 Transaction Outline") that he believed were fair to the constituencies of both parties and good for the combined organization as a whole. The June 28 Transaction Outline set forth the following proposed terms for consideration by the parties:

  •
  the assumption that any simplification transaction would take place in the context of a reduction by PAA of its targeted PAA Common Unit distribution to an annualized amount of $2.20 per PAA Common Unit and, beginning in 2018 and subject to the applicable duties and judgment of the GP LLC board at the time, an intent to manage future distributions with the goal of maintaining a minimum coverage ratio of 1.15x;

  •
  the exchange by AAP of its IDRs and the economic portion of its 2% general partner interest in exchange for either (A) 250 million PAA Common Units (which implied an exchange ratio of 0.3824 PAA Common Units per AAP Unit) or (B) 240 million PAA Common Units (which implied an exchange ratio, excluding the impact of any CVRs, of 0.3671 PAA Common Units per AAP Unit) plus 25 million CVRs that would vest and be convertible into PAA Common Units on a one for one basis over a 3-5 year period based on either distribution (target distribution per PAA unit) or market based ($ per PAA unit) mechanisms, as applicable, with the thresholds being based on the June Sensitivity Case forecasts for the third, fourth and fifth years following the closing;

  •
  the assumption by PAA of AAP's debt (less any available cash at closing);

  •
  the retention by the holders of the AAP Units of their existing right to exchange their units for Class A shares on a one for one basis, and the receipt by such owners (other than PAGP) of a redemption right that would allow them to cause AAP to redeem their AAP Units in exchange for their pro rata interest in PAA Common Units held by AAP; provided that such owners would agree, for the first twelve month period following closing, to refrain from exercising such redemption right with respect to at least 57% of the total number of PAA Common Units to be issued to AAP at closing (with the ownership interest of PAGP counting towards such 57% requirement); and

  •
  governance arrangements that included (A) a unified governance structure under which the PAGP GP board would essentially function as the governing body of both PAGP and PAA, with the size of the PAGP GP board being expanded to a size of at least 10 members and such board retaining the flexibility to convene a conflicts committee of PAA in the event of conflicts between PAA and PAGP, (B) the right on the part of PAA Common Unitholders to participate in the election of directors of the PAGP GP board following the "trigger date" (defined generally in the current governing documents for PAGP as the date on which the economic interest of the initial private owners of AAP Units as of the date of PAGP's initial public offering in 2013 dropped below 40%, subject to certain adjustments), (C) the amendment of the trigger date definition to provide that such date would not occur any later than two years following the closing date, and (D) the retention by the Principal GP Owners of their board designation rights.

        On the afternoon of June 28, 2016, the parties convened at PAA's offices for a negotiation session mediated by Mr. Armstrong. Messrs. Raymond, Shackouls and Burk, together with representatives of Jefferies and Baker Botts, were present in person on behalf of the PAGP GP board, while Mr. Figlock participated by phone. Messrs. Sinnott and Goyanes did not attend but had been briefed before the meeting and provided authorization to Mr. Raymond to speak on their behalf as to the terms they would be willing to support. Messrs. Temple and Symonds, together with representatives of TPH, were present in person on behalf of the PAA Conflicts Committee, while Mr. Petersen and representatives of RLF participated by phone. Other than Mr. Armstrong, no members of PAA management participated in the meetings. Throughout the afternoon, Mr. Armstrong met separately with each group, shuttling back and forth as discussions warranted in an effort to break the impasse between the parties and assess their willingness to agree to the terms set forth in the June 28 Transaction Outline. During the course of such back-and-forth discussions, the PAA Conflicts Committee indicated a willingness to accept the terms set forth in the June 28 Transaction Outline, provided that the PAA Common Unit consideration to be paid by PAA would total 240 million PAA Common Units (with no CVRs), and the trigger date would be modified to occur upon closing of the transaction (accelerating the right of PAA's Common Unitholders to participate in director elections at the PAGP GP board level). Following extensive deliberations, the PAGP GP board countered that it would be willing to accept the terms set forth in the June 28 Transaction Outline as proposed to be modified by the PAA Conflicts Committee provided that the PAA Common Unit consideration to be paid by PAA as a part of the transaction totaled 245.5 million PAA Common Units (which implied an exchange ratio of 0.3755 PAA Common Units per AAP Unit). The PAA Conflicts Committee indicated it would be willing to agree to such terms. The parties agreed to instruct their respective advisors and counsel to work to negotiate and finalize Definitive Agreements consistent with such terms and as otherwise outlined in the Steps Memo.

        From June 30, 2016 through July 11, 2016, all parties, including the PAA Conflicts Committee, the PAGP GP board and the Principal GP Owners, and their representatives exchanged multiple drafts of the Transaction documents and negotiated definitive terms of the agreements to effect the proposed transaction.

        On July 7 and July 11, 2016, the PAA Conflicts Committee held telephonic meetings with its advisors in attendance to discuss the simplification transaction and the Transaction Documents. On July 11, 2016, following a discussion regarding the simplification transaction and the Transaction Documents among the members of the PAA Conflicts Committee with the assistance of TPH and RLF, the PAA Conflicts Committee approved the proposed simplification transaction (including the Transaction Documents) on behalf of PAA upon the terms and conditions set forth in the Transaction Documents.

        On July 8, 2016, the PAGP GP board held a telephonic meeting. All members of the PAGP GP board were in attendance, as well as representatives of management, Baker Botts and Jefferies. At the meeting, representatives of Jefferies delivered a presentation regarding the financial analyses underlying Jefferies' fairness opinion, which analyses and opinion are discussed in more detail in "—Opinion of the Financial Advisor to the PAGP GP Board". Baker Botts then provided the PAGP GP board with an update to Baker Botts' June 21, 2016 presentation based on the revised drafts of the Transaction Documents and continued discussion among the parties and discussed (i) key features of the proposed simplification transaction, (ii) the tax treatment of the proposed simplification transaction and (iii) a summary of the key Transaction Documents including the various amendments to the governing documents of the Plains Entities. After such discussions, representatives of Jefferies delivered Jefferies' oral opinion to the PAGP GP board, which was confirmed by delivery of its written opinion on July 11, 2016, to the effect that, based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the review undertaken as set forth in its written opinion, as of the date of such opinion, the PAA Common Unit Consideration was fair, from a financial point of view, to each of PAGP, the holders of Class A shares (other than PAGP GP and such holders who are also holders of Class B shares) and the holders of AAP Units. For purposes of Jefferies' opinion, "PAA Common Unit Consideration" refers to the 245,500,000 common units of PAA representing limited partner interests in PAA to be issued by PAA to AAP.

        On July 11, 2016, the PAGP GP board held a telephonic meeting with representatives of Baker Botts and Jefferies present, in addition to members of management. Jefferies delivered its written opinion to the PAGP GP board to the effect that, based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the review undertaken as set forth in its written opinion, as of July 11, 2016, the PAA Common Unit Consideration was fair, from a financial point of view, to each of PAGP, the holders of Class A shares (other than PAGP GP and such holders who are also holders of Class B shares) and the holders of AAP Units. Jefferies' fairness opinion is discussed in more detail in "—Opinion of the Financial Advisor to the PAGP GP Board". Baker Botts provided an update on the final resolution of the key Transaction Documents and reviewed the resolutions that the PAGP GP board would be asked to approve in connection with the Transactions.

        The PAGP GP board then unanimously (i) determined in good faith that the Transactions, including the Simplification Agreement and the transactions contemplated thereby on the terms and conditions set forth in the Transaction Documents, are (a) fair and reasonable to PAGP and the holders of Class A shares, (b) in, or not opposed to, the best interests of PAGP and (c) in, or not opposed to, the best interests of the holders of Class A shares; (ii) (a) approved, on behalf of PAGP GP, in its individual capacity and in its capacity as the general partner of PAGP, in its individual capacity and in its capacity as the sole member of GP LLC, the Transactions upon the terms and conditions set forth in the Transaction Documents, and the Transaction Documents, and (b) recommended that the holders of Class A shares and Class B shares approve the Simplification Agreement and the Transactions; (iii) on behalf of PAGP GP, in its capacity as the general partner of PAGP, in its capacity as the sole member of GP LLC, consented to and approved the Transactions, upon the terms and conditions set forth in the Transaction Documents, to the extent required by the GP LLC Agreement (including Section 5.9 thereof) and for all other purposes; and (iv) on behalf of PAGP GP, in its capacity as the general partner of PAGP, determined that each of the amendments to the PAGP Partnership Agreement set forth in the A&R PAGP Partnership Agreement either (a) does not adversely affect the limited partners of PAGP (including any particular class of Partnership Interests (as such term is defined in the PAGP Partnership Agreement) as compared to other classes of Partnership Interests) in any material respect (taking into account the overall net impact of the proposed change or amendment), (b) is necessary or appropriate in connection with the authorization of issuance of the Class C shares, which constitute a class or series of Partnership Interests authorized and issued pursuant to Section 5.5 of the PAGP Partnership Agreement or (c) is required to effect the intent expressed in the Registration Statement (as such term is defined in the PAGP Partnership

Agreement) or the intent of the provisions of the PAGP Partnership Agreement or is otherwise contemplated by the PAGP Partnership Agreement, and in such capacity approved and adopted each of the amendments to the PAGP Partnership Agreement set forth in the A&R PAGP Partnership Agreement.

        On July 11, 2016, the Simplification Agreement and Voting Agreement were executed and on the same day, PAA and PAGP issued a joint press release announcing the Transactions.

Unaudited Financial Projections of PAA

        Neither PAA nor PAGP routinely publishes projections as to long-term future performance or earnings. However, in light of the Plains Entities' evaluation of a potential simplification transaction, management of PAA and PAGP prepared and provided to the PAGP GP board and its financial advisor, Jefferies, certain financial forecast cases relating to the future performance of PAA. Summary information relating to these forecasts is included in this proxy statement only because the information was considered by the PAGP GP board and its financial advisor in performing due diligence and evaluating the PAA Recapitalization and the related Transactions. For a discussion of Jefferies' fairness opinion and certain of the analyses underlying that fairness opinion, please read "—Opinion of the Financial Advisor to the PAGP GP Board" beginning on page 60 below.

        The forecast cases presented below are forward-looking statements and are subject to material risks and uncertainties. Neither PAGP nor PAA intends to make publicly available any update or other revisions to the forecast cases to reflect circumstances existing after the date of their preparation. The inclusion of the forecast cases in this proxy statement should not be regarded as an indication that PAGP, PAA, the PAGP GP board, PAGP's financial advisor or their respective representatives considered the forecast cases as predictive of actual or future events or that the forecast cases should be relied on for that purpose. In light of the uncertainties inherent in any projected data, PAGP shareholders are cautioned not to place undue reliance on the forecasts presented below.

        The forecasts presented below were not prepared with a view toward public disclosure or toward compliance with generally accepted accounting principles ("GAAP"), the published guidelines of the Securities and Exchange Commission (the "SEC") or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts, but, in the view of PAGP and PAA management, were prepared on a reasonable basis that reflects appropriate estimates and judgments based on the facts and circumstances existing at the time the forecasts were prepared, and presented as of such time, in the good faith opinion of PAGP and PAA management, the expected course of action and the expected future financial performance of PAA, based on the assumptions underlying the related forecast case.

        The prospective financial information included in this proxy statement has been prepared by, and is the responsibility of, PAGP and PAA management. Neither PricewaterhouseCoopers LLP ("PwC") nor any other independent registered public accounting firm has compiled, examined or performed any procedures with respect to the forecasts, nor has PwC expressed any opinion or any other form of assurance on such information or its achievability, and PwC assumes no responsibility for, and disclaims any association with, the forecasts. The PwC reports incorporated by reference into this proxy statement relate to historical financial information of PAA and PAGP, respectively. Such reports do not extend to the forecasts included below and should not be read to do so.

        The financial forecasts were prepared solely for internal use to assist in the evaluation of a potential simplification transaction. Such internal financial forecasts are inherently subjective in nature, susceptible to interpretation and accordingly such forecast results may not be achieved. While presented with numerical specificity, the unaudited financial projections reflect numerous estimates and assumptions made by PAGP and PAA management with respect to PAA's future performance under various industry scenarios as well as assumptions for competition, general business, economic, market and financial conditions and matters specific to PAA's business, all of which are difficult to predict and many of which are beyond the preparing parties' control. Accordingly, there can be no assurance that the assumptions made in preparing any particular financial forecast case upon which the foregoing projected financial information was based will prove accurate. There will be differences between actual and forecasted results, and the differences may be material. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased due to the length of time in the future over which these assumptions apply. The assumptions in early periods have a compounding effect on the projections shown for the later periods. Thus, any failure of an assumption to be reflective of actual results in an early period would have a greater effect on the projected results failing to be reflective of actual events in later periods. While the PAGP GP board and its advisors used the following forecasts as a tool in evaluating the various simplification transactions and performing due diligence related thereto, it and its advisors did so with a thorough understanding of the foregoing limitations.

        In order to provide the PAGP GP board and its financial advisor with management's view of the likely performance of PAA in a variety of industry and market conditions, management of PAGP and PAA developed four separate forecast cases, referred to as the "Downside Case," the "Hybrid Case," the "June Sensitivity Case" and the "Upside Case." In addition to the general caution applicable to financial forecasts described in the paragraph above, these different cases should generally be viewed as mutually exclusive; to the extent that one case proves to have been more accurate at the time prepared, the other cases will naturally prove to be less accurate.

        In developing each forecast case, PAGP and PAA management made numerous material assumptions with respect to PAA's business and operations and the broader oil and gas industry for the periods covered by such projections, including:

  •
  timing of a recovery in oil and gas drilling and completion activity under a variety of commodity price scenarios;

  •
  the level of oil and gas drilling and completion activity under a variety of commodity price scenarios, including completion of drilled but uncompleted wells;

  •
  potential productivity gains associated with improvement in drilling and completion techniques;

  •
  cash flow from existing assets and business activities;

  •
  organic growth capital investments and the amount and timing of related costs and potential economic returns as well as the impact of potential asset sales;

  •
  the amount of maintenance and growth capital expenditures;

  •
  outstanding debt during applicable period and the availability and cost of equity and debt capital;

  •
  expected distribution payment methods and the impact of potential conversion of PAA's Series A Preferred Units;

  •
  appropriate levels of distribution coverage and total leverage at PAA; and

  •
  other general business, market and financial assumptions.

        In developing each financial forecast case, management made various key assumptions regarding the timing and velocity of a resumption in domestic drilling and completion activity and resulting crude oil production levels in order to analyze a variety of potential operating environments. In all cases, it was assumed that the crude oil focused drilling rig count recovered from March and April 2016 levels of around 350 rigs to approximately 850 to 1,000 rigs. However, each case assumed a different pace and timing of recovery in both rig activity as well as in the rate of completion of the current drilled and uncompleted well inventory. The various financial forecasts therefore reflect management's view of

PAA's potential financial performance under a variety of crude oil and natural gas production scenarios. A summary of the material assumptions made by management for each forecast case, including assumptions regarding the timing and velocity of a resumption in domestic drilling activity and resulting crude oil production levels, is provided below. Material assumptions that are common to each financial forecast case include (i) a forward distribution policy based on targeted distribution coverage of at least 1.15x and targeted long-term debt to EBITDA multiple of 3.75x, (ii) except as otherwise noted below for the Upside Case, no acquisitions were forecasted and organic growth capital expenditures of $523 million, $283 million, $237 million, $167 million, and $81 million were assumed for the years 2017-2021, respectively, (iii) maintenance capital expenditures were held relatively constant at a level of approximately $215-230 million per year, and (iv) a cost of debt at approximately 5.5-6.0% was assumed.

  •
  "Downside Case": reflects assumptions that the recovery in activity occurred over an eight quarter period beginning in the first quarter of 2018 (essentially a "lower for longer" scenario).

  •
  "Hybrid Case": reflects assumptions that the recovery in activity occurred over a six quarter period beginning in the third quarter of 2017.

  •
  "June Sensitivity Case": developed in June 2016 and modified the Hybrid Case primarily to (i) include updates to projected well performance assumptions and (ii) increase near-term activity levels in select onshore crude oil basins.

  •
  "Upside Case": reflects assumptions that the recovery in activity occurred over a four quarter period beginning in the first quarter of 2017, resulting in the highest relative long-term crude oil production forecast. This case also included an incremental $250 million of capital investment opportunities beginning in 2018 relative to the other cases.

PAA Unaudited Financial Projections

Downside Case

	Year Ending December 31,
	2017	2018	2019	2020	2021
	($ in billions)
Adjusted EBITDA	$2.4	$2.6	$2.7	$2.8	$2.9
Implied DCF	$1.6	$1.9	$1.9	$2.0	$2.1
DCF per LP Unit	$2.67	$2.70	$2.78	$2.86	$2.96

Hybrid Case

	Year Ending December 31,
	2017	2018	2019	2020	2021
	($ in billions)
Adjusted EBITDA	$2.4	$2.7	$2.9	$3.1	$3.2
Implied DCF	$1.7	$2.0	$2.1	$2.3	$2.4
DCF per LP Unit	$2.75	$2.81	$2.98	$3.12	$3.23

June Sensitivity Case

	Year Ending December 31,
	2017	2018	2019	2020	2021
	($ in billions)
Adjusted EBITDA	$2.5	$2.8	$3.0	$3.1	$3.3
Implied DCF	$1.8	$2.0	$2.2	$2.3	$2.5
DCF per LP Unit	$2.82	$2.87	$3.07	$3.21	$3.33

 Upside Case

	Year Ending December 31,
	2017	2018	2019	2020	2021
	($ in billions)
Adjusted EBITDA	$2.6	$3.2	$3.3	$3.5	$3.6
Implied DCF	$1.9	$2.4	$2.5	$2.6	$2.8
DCF per LP Unit	$3.01	$3.26	$3.40	$3.53	$3.67

        In addition to the forecast cases described above, PAA and PAGP management also shared with the PAGP GP board and its financial advisor that it believed PAA will have the ability to capture additional investment opportunities (acquisitions and organic investments) following the closing of a mutually beneficial simplification transaction relative to the status quo due to the anticipated material reduction in PAA's pro forma marginal cost of capital. To estimate these potential benefits, management suggested that the PAGP GP board and its financial advisor consider the following incremental investment sensitivities:

  •
  $500 million to $1.0 billion of incremental annual investment opportunities (organic investment, acquisitions, or a combination thereof) at an 8.5x unlevered DCF multiple in 2018+; or

  •
  a $5.0 billion acquisition in 2018 at various LP yields; and

  •
  at least a 1.0% post-closing reduction in PAA's distribution yield.

        As used in the tables above, (i) Adjusted EBITDA represents earnings (total net revenue, less operating expenditures and general and administrative expenses) before interest expense, taxes, depreciation and amortization, and equity indexed compensation plan charges, (ii) implied distributable cash flow ("Implied DCF") is defined as Adjusted EBITDA less cash interest expense, maintenance capital expenditures, current income taxes, equity earnings net of distributions, and distributions to non-controlling interests and (iii) DCF per LP Unit is defined as Implied DCF per outstanding PAA common unit, assuming the conversion of all of PAA's Series A Preferred Units on January 1, 2018 and calculated on a fully-distributed basis in accordance with the contractual terms of PAA's partnership agreement.

Rationale for the Transactions

        In reaching its decision to approve the Transactions and the Transaction Documents, the PAGP GP board consulted with its legal and financial advisors and considered the following factors, among others:

  •
  as a result of the elimination of the IDRs, PAA's cost of equity capital will be reduced, which should improve PAA's valuation relative to its peers and enhance PAA's ability to compete for incremental capital opportunities (including organic investments and third party acquisitions) to drive future growth;

  •
  the Transactions simplify PAA's capital structure, improve alignment between equity classes of each of PAA and PAGP and reduce the complexity of the governance structure of the Plains Entities, thereby enhancing understanding and transparency for PAA and PAGP investors;

  •
  together with PAA's proposed reduction of its common unit distribution to $0.55 per common unit commencing with the distribution to be paid in November 2016, the PAA Recapitalization will significantly improve PAA's annual distribution coverage and enhance PAA's credit profile;

  •
  the mitigating effect of the Transactions on the planned reductions in distributions of available cash to Class A Shareholders beginning in the third quarter of 2016;

  •
  the Transactions will allow the Plains Entities to maintain the tax efficient flexibility of their current organizational structure;

  •
  the financial analysis reviewed and discussed with the PAGP GP board by representatives of Jefferies as well as the opinion rendered by Jefferies to the PAGP GP board (orally on July 8, 2016 and in writing on July 11, 2016) to the effect that, based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the review undertaken as described more fully in "—Opinion of the Financial Advisor to the PAGP GP Board" beginning on page 60 below, as of the date of such written opinion, the issuance of 245,500,000 PAA Common Units to AAP pursuant to the PAA Recapitalization was fair, from a financial point of view, to each of PAGP, the holders of Class A Shares (other than PAGP GP and such holders who are also holders of Class B Shares) and the holders of AAP Units;

  •
  the proposed unified governance structure, including the amendment of the "trigger date" definition to provide that it would occur at the Closing, which accelerates to 2018 the timetable for participation by our Shareholders in the election of eligible PAGP GP directors, and the enfranchisement of PAA Common Unitholders so that they participate in such elections together with our Shareholders;

  •
  the Transactions are not expected to be taxable to PAGP, our Shareholders or PAA's Common Unitholders, and have been structured so that the Transactions, by themselves, will not cause a technical tax termination of PAA;

  •
  the terms of the Simplification Agreement permit the PAGP GP board to withdraw, modify or qualify its recommendation of the Simplification Proposal if the PAGP GP board has concluded in good faith, after consultation with its outside legal and financial advisors, that the change in recommendation is necessary to comply with its duties under the our partnership agreement or that the failure to make such a change in recommendation would result in the violation of applicable law;

  •
  PAGP's ability to terminate the Simplification Agreement under certain conditions;

  •
  information concerning the businesses, assets, liabilities, results of operations, financial conditions and competitive positions and prospects of PAA and PAGP, in each case, before and after the Transactions; and

  •
  the terms of the Transactions as set forth in the applicable Transaction Documents.

        The PAGP GP board also considered the following factors that weighed against the approval of the Transactions:

  •
  the potential that the benefits to our Class A shareholders from ownership of PAA common units and any future growth of PAA would be less than the benefits such Class A shareholders would realize through the ownership of the IDRs if PAA was able to materially increase its distributions in the absence of the PAA Recapitalization;

  •
  the uncertainty of the unaudited financial projections of PAA and the bases on which the PAGP GP board made its determination;

  •
  the uncertainty and/or potential timing delays with respect to realizing or capitalizing on the anticipated benefits of the Transactions;

  •
  the lack of assurances that capital required to facilitate the continued growth of PAA can be funded, even with a lower cost of capital through the simplified capital structure; and

  •
  the risk that the Transactions might not be completed in a timely manner, or at all, as a result of the failure to satisfy the conditions contained in the Simplification Agreement and the resulting potential adverse effects on PAA's and PAGP's business, operations and financial condition.

        In the view of the PAGP GP board, these factors did not outweigh the advantages of the Transactions. The PAGP GP board also reviewed a number of procedural factors relating to the Transactions, including, without limitation, the following factors:

  •
  the terms and conditions of the Transactions and Transaction Documents were determined through arm's-length negotiations between the PAGP GP board and the PAA Conflicts Committee on behalf of PAA and their respective representatives and advisors;

  •
  the PAGP GP board retained legal and financial advisors with knowledge and experience with respect to public company recapitalization transactions, the energy industry generally and PAGP and PAA particularly, as well as substantial experience advising midstream MLPs and other companies with respect to transactions similar to the proposed Transactions;

  •
  the PAGP GP board reviewed and discussed financial analyses with respect to the Transactions with representatives of Jefferies; and

  •
  the PAGP GP board received the opinion of Jefferies (orally on July 8, 2016 and in writing on July 11, 2016) to the effect that, based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the review undertaken as described more fully in "—Opinion of the Financial Advisor to the PAGP GP Board" beginning on page 60 below, as of the date of such opinion, the issuance of 245,500,000 PAA Common Units to AAP pursuant to the PAA Recapitalization was fair, from a financial point of view, to each of PAGP, the holders of Class A Shares (other than PAGP GP and such holders who are also holders of Class B Shares) and the holders of AAP Units.

        The foregoing discussion of the factors considered by the PAGP GP board is not intended to be exhaustive, but it does set forth the principal factors considered by the PAGP GP board.

        The PAGP GP board reached its unanimous conclusion to recommend the approval and adoption of the Simplification Agreement and the Transactions, in light of various factors described above and other factors that each member of the PAGP GP board believed were appropriate.

        In view of the complexity of and wide variety of factors considered by the PAGP GP board in connection with its evaluation of these matters, the PAGP GP board did not consider it practical, and did not attempt to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decisions and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determinations. Rather, the PAGP GP board made its recommendations based on the totality of the information presented to it and the investigations conducted by it. In considering the factors discussed above, individual directors may have given different weight to different factors.

        It should be noted that portions of this explanation of the reasoning of the PAGP GP board and certain information presented in this section is forward-looking in nature and, therefore, should be read along with the factors discussed under the heading "Forward-Looking Statements."

        For the reasons set forth above, after consideration, the PAGP GP board has:

  •
  determined that the Transactions, on the terms and conditions set forth in the Transaction Documents, are (a) fair and reasonable to PAGP and the holders of Class A Shares, (b) in, or not opposed to, the best interests of PAGP and (c) in, or not opposed to, the best interests of the holders of Class A Shares; and

  •
  approved, on behalf of PAGP GP and PAGP, (i) the Transactions upon the terms and conditions set forth in the Transaction Documents and (ii) the Transaction Documents; and

  •
  recommended that the Shareholders approve the Simplification Proposal.

Opinion of the Financial Advisor to the PAGP GP Board

        In connection with PAGP's simplification transaction proposal to PAA, the PAGP GP board retained Jefferies to provide PAGP with financial advisory services and to render an opinion as to the fairness, from a financial point of view, to each of PAGP, the holders of Class A Shares other than PAGP GP and such holders who are also holders of Class B Shares and the holders of AAP Units, of the consideration to be paid in a possible simplification transaction. At the meeting of the PAGP GP board on July 8, 2016, representatives of Jefferies rendered its oral opinion (subsequently confirmed in writing on July 11, 2016) to the PAGP GP board to the effect that, based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the review undertaken as set forth in its written opinion, as of July 11, 2016, the PAA Common Unit Consideration (as defined below) to be paid pursuant to the PAA Recapitalization was fair, from a financial point of view, to each of PAGP, the holders of Class A Shares (other than PAGP GP and such holders who are also holders of Class B Shares) and the holders of AAP Units. Solely for purposes of this section, "PAA Common Unit Consideration" refers to the 245,500,000 common units of PAA representing limited partner interests in PAA to be issued by PAA to AAP.

        Jefferies expressed no opinion as to (i) the contribution to GP LLC of 1% of all of the AAP Class A Units then held by PAGP, (ii) GP LLC's election to be treated as a corporation for federal income tax purposes, (iii) the adoption by each of PAA, AAP, GP LLC, PAGP and PAGP GP of certain amendments to their respective governing documents, (iv) the receipt by the holders of AAP Units (other than PAGP) of certain redemption and registration rights, (v) the entry into an omnibus agreement among PAGP, PAA and AAP for the purpose of achieving certain economic alignments among their respective equityholders, or (vi) the alignment of the governance of PAGP and PAA.

        The full text of Jefferies' written opinion, dated as of July 11, 2016, is attached to this proxy statement as Annex B. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Jefferies in rendering its opinion, all of which are summarized below. PAGP encourages holders of Class A and Class B shares to read the opinion carefully and in its entirety. Jefferies' opinion addresses only the fairness, from a financial point of view and as of the date of the opinion, of the PAA Common Unit Consideration to be paid pursuant to the PAA Recapitalization. It does not address any other aspects of the Simplification Agreement or the Transactions, and does not constitute a recommendation as to how any holder of Class A or Class B shares should vote on the Simplification Proposal or any matter relating thereto. The summary of the opinion of Jefferies set forth in the preceding paragraphs and below is qualified in its entirety by reference to the full text of the opinion.

        In arriving at its opinion, Jefferies, among other things:

  •
  reviewed a draft dated July 11, 2016 of the Simplification Agreement;

  •
  reviewed a draft dated July 11, 2016 of the form A&R PAA Partnership Agreement, to be entered into at the Closing;

  •
  reviewed a draft dated July 11, 2016 of the form A&R AAP Partnership Agreement, to be entered into at the Closing;

  •
  reviewed a draft dated July 11, 2016 of the form A&R PAGP Partnership Agreement, to be entered into at the Closing;

  •
  reviewed a draft dated July 11, 2016 of the form A&R GP LLC Agreement, to be entered into at the Closing;

  •
  reviewed a draft dated July 11, 2016 of the form A&R PAGP GP LLC Agreement, to be entered into at the Closing;

  •
  reviewed a draft dated July 11, 2016 of the form Registration Rights Agreement, to be entered into at the Closing;

  •
  reviewed a draft dated July 11, 2016 of the form Omnibus Agreement, to be entered into at the Closing;

  •
  reviewed a draft dated July 11, 2016 of the form A&R Administrative Agreement, to be entered into at the Closing;

  •
  reviewed a draft dated July 11, 2016 of the Voting Agreement;

  •
  reviewed certain publicly available financial and other information relating to PAGP, PAA and AAP;

  •
  reviewed certain information furnished by management of PAA and PAGP relating to the business, operations and prospects of PAGP, PAA and AAP;

  •
  held discussions with members of senior management of PAA and PAGP and their financial advisors concerning the matters described in the preceding two bullet points;

  •
  reviewed the relative trading performance of the listed equity securities of PAGP and PAA over time;

  •
  reviewed the share or unit (as applicable) trading price history and valuation multiples for certain other publicly traded companies that Jefferies deemed relevant;

  •
  analyzed the pro forma ownership of PAGP and PAA on a post-Closing basis, and analyzed the relative contributions of PAGP and PAA;

  •
  analyzed certain economic aspects of the PAA Common Unit Consideration and the IDRs;

  •
  considered the capital structure of PAGP and PAA on both a pre-Closing and a post-Closing basis, including the assumption of AAP debt by PAA as part of the PAA Recapitalization;

  •
  analyzed the discounted cash flows of PAGP and PAA under various cases;

  •
  compared the proposed financial terms of the PAA Recapitalization with the financial terms of certain other transactions that Jefferies deemed relevant;

  •
  considered the potential pro forma impact to PAGP of the PAA Recapitalization;

  •
  reviewed financial forecasts prepared by various market analysts; and

  •
  conducted such other financial studies and analyses as Jefferies deemed appropriate.

        In Jefferies' review and analysis and in rendering its opinion, Jefferies assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by PAGP management and PAA management and their respective financial advisors or that was publicly available to Jefferies (including, without limitation, the information described above), or that was otherwise reviewed by Jefferies. Jefferies relied on assurances of PAA management that they are not aware of any facts or circumstances that would make such information inaccurate or misleading or of any relevant information that has been omitted or that remains undisclosed to Jefferies. In its review, Jefferies did not perform or obtain any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of, nor did Jefferies conduct a physical inspection of any of the properties or facilities of, PAGP, PAA or AAP, nor was Jefferies furnished with any such evaluations or appraisals of such properties or facilities, nor did Jefferies assume any responsibility to obtain any such evaluations, appraisals or physical inspections.

        With respect to the financial forecasts provided to and examined by Jefferies, Jefferies' opinion noted that projecting future results of any business is inherently subject to uncertainty. For purposes of rendering its opinion, Jefferies assumed that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates. Jefferies expressed no opinion as to such financial forecasts or the assumptions on which they were made.

        Jefferies' opinion was based on economic, monetary, regulatory, market and other conditions existing and that could be evaluated as of the date of its opinion. Jefferies did not undertake to reaffirm or revise its opinion or otherwise comment on events occurring after the date of its opinion, and Jefferies expressly disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion of which Jefferies becomes aware after the date of its opinion.

        Jefferies made no independent investigation of any legal, accounting or tax matters affecting the IDRs, PAA's general partner interest, the PAA Common Units, any class of PAGP equity interests or any of the other Transactions, and Jefferies assumed the correctness in all respects material to its analysis of all legal, accounting and tax advice given to PAGP, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the agreements governing and effecting the PAA Recapitalization to PAGP, the PAGP public Class A Shareholders and the AAP Unitholders, and to the other participants in the PAA Recapitalization. In addition, in preparing its opinion, Jefferies did not take into account, and expressed no view with regards to, any tax consequences of the transactions to any PAGP public Class A Shareholders, any AAP Unitholders or to other participants in the PAA Recapitalization. Jefferies assumed that the final form of the agreements governing and effecting the PAA Recapitalization would be substantially similar to the last drafts reviewed by Jefferies in all respects material to Jefferies' analyses and opinion. Jefferies assumed that the representations and warranties of each party in the Simplification Agreement and in all related documents and instruments referred to in the Simplification Agreement were true and correct, and that each party to the Simplification Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents. Jefferies also assumed that the PAA Recapitalization would be consummated in accordance with its terms or as otherwise described to Jefferies by representatives of PAGP and PAA without waiver, modification or amendment of any term, condition or agreement that would be material in any respect to Jefferies' analyses or opinion and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the PAA Recapitalization, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on PAGP, PAA or AAP or the contemplated benefits of the PAA Recapitalization in any respect material to Jefferies' opinion.

        Jefferies' opinion was addressed to the PAGP GP board for use in its consideration of the PAA Recapitalization. Jefferies' opinion did not address the relative merits of the Simplification and related transactions as compared to any alternative transaction or opportunity that might be available to PAGP or PAA, nor did it address the underlying business decisions by PAGP and PAA to engage in the PAA Recapitalization. Jefferies was not engaged by the PAGP GP board regarding potential transactions alternative to the PAA Recapitalization. In addition, the PAGP GP board did not ask Jefferies to address, and Jefferies' opinion did not address, the fairness to, or any other consideration involving, the holders of any class of securities, creditors or other constituencies of PAGP or PAA, other than the PAGP public Class A Holders and the AAP Unitholders as set forth therein. Jefferies expressed no opinion as to the price at which the equity interests of PAGP or PAA would trade at any time. Jefferies did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to, or to be received by, any officer, employee or director of any party to the PAA Recapitalization, or any class of such persons, in connection with the PAA Recapitalization relative to the compensation to the PAGP public Class A Shareholders or the AAP Unitholders. Jefferies' opinion was authorized by the Fairness Committee of Jefferies LLC.

        In preparing its opinion, Jefferies performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Jefferies believes that its analyses must be considered as a whole. Considering any portion of Jefferies' analyses or the factors considered by Jefferies, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusion expressed in Jefferies' opinion. In addition, Jefferies may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described below should not be taken to be Jefferies' view of the actual value of the IDRs, PAA's general partner interest or the PAA Common Unit Consideration. Accordingly, the conclusions reached by Jefferies are based on all analyses and factors taken as a whole and also on the application of Jefferies' own experience and judgment.

        In performing its analyses, Jefferies made numerous assumptions with respect to industry performance, general business, economic, monetary, regulatory, market and other conditions and other matters, many of which are beyond PAGP's, AAP's, PAA's and Jefferies' control. The analyses performed by Jefferies are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the per unit value of Class A Shares or PAA Common Units do not purport to be appraisals or to reflect the prices at which Class A Shares or PAA Common Units may actually be sold or trade. The analyses performed were prepared solely as part of Jefferies' analysis of the fairness, from a financial point of view, of the PAA Common Unit Consideration to be paid to each of PAGP, the holders of Class A Shares other than PAGP GP and such holders who are also holders of Class B Shares and the holders of AAP Units in connection with the PAA Recapitalization, and were provided to the PAGP GP board in connection with the delivery of Jefferies' opinion.

        In arriving at its opinion, Jefferies was not authorized to solicit, and did not solicit, interest from any third party with respect to the acquisition of any or all of the Class A Shares or any business combination or other extraordinary transaction involving PAGP.

        Except as described above, the PAGP GP board did not impose any other restrictions or limitations on Jefferies with respect to the investigations made or the procedures followed by Jefferies in rendering its opinion.

        The following is a summary of the material financial and comparative analyses performed by Jefferies in connection with Jefferies' delivery of its opinion to the PAGP GP board on July 11, 2016. The financial analyses summarized below include information presented in tabular format. In order to fully understand Jefferies' financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative descriptions of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Jefferies' financial analyses.

  Transaction Overview

        Based upon the proposed PAA Common Unit Consideration of 245,500,000 PAA Common Units in exchange for the IDR Redemption and the GP Conversion, Jefferies noted that the implied simplification exchange ratio was approximately 0.3755 PAA common units for each outstanding AAP Unit based on the closing price of PAA Common Units on July 7, 2016.

  Selected Public Companies Analysis

        Jefferies compared certain financial data for PAGP and selected general partners of master limited partnerships with publicly traded equity securities that Jefferies deemed relevant. These general partners, which are referred to as the "PAGP Selected Public Companies," were selected because they were deemed to be similar to PAGP in one or more respects, including the nature of their business, size, diversification and financial performance. No specific numeric or other similar criteria were used to select the PAGP Selected Public Companies and all criteria were evaluated in their entirety without application of definitive qualifications or limitations to individual criteria. As a result, a significantly larger or smaller general partner with substantially similar lines of business and business focus may have been included while a similarly sized general partner with less similar lines of business and greater diversification may have been excluded. Jefferies identified a number of general partners for purposes of its analysis but may not have included all general partners that might be deemed comparable to PAGP.

        The PAGP Selected Public Companies were:

  •
  Spectra Energy Corp.

  •
  Williams Companies, Inc.

  •
  Energy Transfer Equity, L.P.

  •
  ONEOK Inc.

  •
  Western Gas Equity Partners, LP

  •
  EQT GP Holdings, LP

  •
  EnLink Midstream, LLC

  •
  Tallgrass Energy GP, LP

  •
  NuStar GP Holdings, LLC

        Jefferies also compared certain financial data for PAA and selected master limited partnerships with publicly traded equity securities that Jefferies deemed relevant. These partnerships, which are referred to as the "PAA Selected Public Companies," were selected because they were deemed to be similar to PAA in one or more respects, including the nature of their business, size, diversification and financial performance. No specific numeric or other similar criteria were used to select the PAA Selected Public Companies and all criteria were evaluated in their entirety without application of definitive qualifications or limitations to individual criteria. As a result, a significantly larger or smaller partnership with substantially similar lines of business and business focus may have been included while a similarly sized partnership with less similar lines of business and greater diversification may have been excluded. Jefferies identified a number of partnerships for purposes of its analysis but may not have included all partnerships that might be deemed comparable to PAA.

        The PAA Selected Public Companies were:

  •
  Enterprise Products Partners L.P.

  •
  Energy Transfer Partners, L.P.

  •
  Williams Partners L.P.

  •
  ONEOK Partners LP

  •
  Enbridge Energy Partners, L.P.

  •
  MPLX LP

  •
  Magellan Midstream Partners, L.P.

  •
  Buckeye Partners, L.P.

        For each PAGP Selected Public Company and each PAA Selected Public Company, Jefferies calculated and compared various financial multiples and ratios based on publicly available information as of July 7, 2016. For each of the following analyses performed by Jefferies, estimated financial data for the selected companies were based on (except as otherwise noted) PAA management's projections and information obtained from Capital IQ and selected equity research reports (in the case of the other selected companies). The information Jefferies calculated for each of the selected companies included:

  •
  Current distributable cash flow per unit or share, as applicable, divided by current closing unit price, which is referred to as Current DCF Yield;

  •
  2016E distributable cash flow per unit or share, as applicable, divided by current closing unit or share price, which is referred to as 2016E DCF Yield;

  •
  2017E distributable cash flow per unit or share, as applicable, divided by current closing unit or share price, which is referred to as 2017E DCF Yield; and

  •
  2018E distributable cash flow per unit or share, as applicable, divided by current closing unit or share price, which is referred to as 2018E DCF Yield.

        Results of the analyses for PAGP and PAA, respectively, are as follows:

        PAGP.    The selected public companies analysis for PAGP indicated the following average and median distributable cash flow yields for the PAGP Selected Public Companies as of July 7, 2016:

PAGP Selected Public Companies

Distributable Cash Flow Yield—PAGP Comparables
	Current DCF Yield	2016E DCF Yield	2017E DCF Yield	2018E DCF Yield
Average	6.8%	6.4%	7.0%	7.8%
Median	7.0%	6.9%	6.4%	7.3%

        Jefferies also calculated the same financial yields for PAGP, based on the closing price of Class A Shares as of July 7, 2016, based on Wall Street consensus estimates:

Distributable Cash Flow Yield—PAGP
	Current DCF Yield	2016E DCF Yield	2017E DCF Yield	2018E DCF Yield
PAGP	9.3%	9.2%	9.2%	9.4%

        PAA.    The selected public companies analysis for PAA indicated the following average and median distributable cash flow yields for the PAA Selected Public Companies as of July 7, 2016:

PAA Selected Public Companies

Distributable Cash Flow Yield—PAA Comparables
	Current DCF Yield	2016E DCF Yield	2017E DCF Yield	2018E DCF Yield
Average	8.0%	8.1%	9.0%	9.4%
Median	8.0%	8.0%	8.5%	9.3%

        Jefferies also calculated the same financial yields for PAA, based on the closing price of PAA Common Units as of July 7, 2016, based on Wall Street consensus estimates:

Distributable Cash Flow Yield—PAA
	Current DCF Yield	2016E DCF Yield	2017E DCF Yield	2018E DCF Yield
PAA	10.6%	7.8%	9.6%	10.0%

        Analysis Performed.    Jefferies applied the yield ranges based on the selected public companies analysis to corresponding financial data for PAGP (based on publicly available data and guidance from PAGP management) and PAA (based on publicly available data and guidance from PAA management) to calculate implied exchange ratio reference ranges with reference to each of the June Sensitivity Case, the Downside Case and the Upside Case. Jefferies determined that because the June Sensitivity Case was an update to the Hybrid Case accounting for more recent developments in well performance and activity in specific oil producing basins, the June Sensitivity Case was more relevant to Jefferies' analysis than the Hybrid Case. The creation of the June Sensitivity Case and its basis in and differences from the Hybrid Case are described in more detail above on page 46 under "—Background of the Transactions" and page 56 under "—Unaudited Financial Projections of PAA."

        The selected public companies analysis indicated the following implied exchange ratio reference ranges for the June Sensitivity Case:

June Sensitivity Case
Benchmark	Implied Exchange Ratio Reference Ranges
2016 3QE Annualized Yield	0.317 - 0.406
2017E Yield	0.238 - 0.305
2018E Yield	0.326 - 0.412

        The selected public companies analysis indicated the following implied exchange ratio reference ranges for the Downside Case:

Downside Case
Benchmark	Implied Exchange Ratio Reference Ranges
2016 3QE Annualized Yield	0.299 - 0.384
2017E Yield	0.251 - 0.322
2018E Yield	0.306 - 0.386

        The selected public companies analysis indicated the following implied exchange ratio reference ranges for the Upside Case:

Upside Case
Benchmark	Implied Exchange Ratio Reference Ranges
2016 3QE Annualized Yield	0.283 - 0.363
2017E Yield	0.223 - 0.285
2018E Yield	0.371 - 0.469

        Jefferies compared the results of this analysis to the implied PAA Recapitalization exchange ratio of 0.3755 PAA Common Units for each outstanding AAP Unit based on the closing price of PAA Common Units on July 7, 2016.

        None of the PAGP Selected Public Companies utilized in the selected public companies analysis is identical to PAGP, and none of the PAA Selected Public Companies utilized in the selected public companies analysis is identical to PAA. In evaluating the selected public companies that would comprise the PAGP Selected Public Companies and the PAA Selected Public Companies, Jefferies made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond PAGP's, PAA's and Jefferies' control. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using comparable company data.

  Discounted Cash Flow Analysis

        Jefferies performed a discounted cash flow analysis by calculating the net present value of PAGP's and PAA's estimated distributable cash flow per Class A share through the fiscal year ending December 31, 2021, based on the three financial forecasts contained in the PAA financial projections and publicly available data, and the net present value of PAA's estimated distributable cash flow per PAA Common Unit through the fiscal year ending December 31, 2021, based on the three financial forecasts contained in the PAA financial projections and publicly available data.

        In performing the discounted cash flow analysis, Jefferies applied discount rates ranging from 11.32% to 12.32% to the projected distributable cash flow from PAGP per Class A Share and 10.46% to 11.46% to the projected distributable cash flow from PAA per PAA Common Unit, based on the respective estimated weighted average cost of capital of PAGP and PAA. Jefferies estimated the weighted average cost of capital for PAGP and PAA by applying the capital asset pricing model to determine the cost of equity capital of PAGP's and PAA's respective common equity securities, calculating the average cost of debt of PAGP and PAA with reference to applicable borrowing rates, and calculating a weighted average cost of debt and equity capital based on the foregoing. Jefferies also applied terminal value yield ranges of 6.50% to 7.50% to the projected distributed cash flow from PAGP per Class A Share for 2021 and 9.0% to 10% to the projected distributed cash flow from PAA per PAA Common Unit for 2021, based on respective trading metrics of similar companies.

        The implied value per Class A Share and PAA Common Unit reference ranges and the implied exchange ratio reference ranges were indicated to be as follows:

Discounted Cash Flow Analysis
Implied Reference Share/Unit Prices
	Class A Share	PAA Common Unit	Implied Reference Exchange Ratio
June Sensitivity Case	$10.58 - $12.22	$28.45 - $31.48	0.336 - 0.429
Upside Case	$12.42 - $14.48	$31.14 - $34.47	0.363 - 0.465
Downside Case	$8.67 - $9.96	$25.83 - $28.53	0.304 - 0.386

        Jefferies determined to perform the foregoing analysis using the June Sensitivity Case, but not the Hybrid Case, because the June Sensitivity Case was an update to the Hybrid Case accounting for more recent developments in well performance and activity in specific oil producing basins, and thus the June Sensitivity case was more relevant to Jefferies' analysis than the Hybrid Case. The creation of the June Sensitivity Case and its basis in and differences from the Hybrid Case are described in more detail above on page 46 under "—Background of the Transactions" and page 56 under "—Unaudited Financial Projections of PAA."

        Jefferies compared the results of this analysis to the implied Simplification exchange ratio of 0.3755 PAA Common Units for each outstanding AAP Class A Unit based on the closing price of PAA Common Units on July 7, 2016.

  Premiums Paid Analysis

        Jefferies reviewed the premiums offered or paid in (i) eight third-party master limited partnership midstream transactions since December 15, 2003 relative to the target unit prices one trading day, seven trading days and 30 trading days prior to announcement, which indicated a mean offer premium of 17.0% to 18.0% per common unit, (ii) seven affiliate master limited partnership transactions since June 29, 2009 relative to the target unit prices on one trading day, seven trading days and 30 trading days prior to announcement, which indicated a mean offer premium of 10.8% to 12.4% per common unit and (iii) nine affiliate general partner simplification transactions since March 3, 2009 relative to the target unit prices on one trading day, seven trading days and 30 trading days prior to announcement, which indicated a mean offer premium of 15.2% to 18.7% per common unit.

        The eight third-party master limited partnership midstream transactions reviewed by Jefferies consisted of the following:

Selected Third-Party Master Limited Partnership Midstream Transactions

Date	Buyer	Seller
7/13/15	MPLX LP	MarkWest Energy Partners, L.P.
10/13/14	Targa Resources Partners LP	Atlas Pipeline Partners, L.P.
10/10/13	Regency Energy Partners LP	PVR Partners, L.P.
5/6/13	Inergy Midstream, L.P.	Crestwood Midstream Partners LP
1/29/13	Kinder Morgan Energy Partners, L.P.	Copano Energy, L.L.C.
6/12/06	Plains All American Pipeline, L.P.	Pacific Energy Partners, L.P.
11/1/04	Valero L.P.	Kaneb Pipe Line Partners, L.P.
12/15/03	Enterprise Products Partners L.P.	GulfTerra Energy Partners, L.P.

        The seven affiliate master limited partnership transactions reviewed by Jefferies consisted of the following:

Selected Affiliate Master Limited Partnership Midstream Transactions

Date	Buyer	Seller
1/26/15	Energy Transfer Partners, L.P.	Regency Energy Partners LP
11/10/14	Enterprise Products Partners L.P.	Oiltanking Partners, L.P.
10/26/14	Access Midstream Partners, L.P.	Williams Partners L.P.
8/27/13	Plains All American Pipeline, L.P.	PAA Natural Gas Storage, L.P.
7/11/11	Vanguard Natural Resources, LLC	Encore Energy Partners LP
2/23/11	Enterprise Products Partners L.P.	Duncan Energy Partners L.P.
6/29/09	Enterprise Products Partners L.P.	TEPPCO Partners LP

        The nine affiliate general partner simplification transactions reviewed by Jefferies consisted of the following:

Selected Affiliate General Partner Simplification Master Limited Partnership
Midstream Transactions

Date	Buyer	Seller
5/31/16	SemGroup Corporation	Rose Rock Midstream LP
11/3/15	Targa Resources Corp.	Targa Resources Partners LP
5/6/15	Crestwood Equity Partners LP	Crestwood Midstream Partners LP
8/10/14	Kinder Morgan, Inc.	El Paso Pipeline Partners, L.P., Kinder Morgan Energy Partners LP, Kinder Morgan Management, LLC
9/21/10	Penn Virginia Resource Partners, L.P.	Penn Virginia GP Holdings, L.P.
9/3/10	Enterprise Products Partners L.P.	Enterprise GP Holdings L.P.
8/9/10	Inergy Midstream, L.P.	Inergy Holdings, L.P.
6/11/10	Buckeye Partners, L.P.	Buckeye GP Holdings L.P.
3/3/09	Magellan Midstream Partners, L.P.	Magellan Midstream Holdings LP

        Jefferies applied the mean of the relevant range of premiums to the relevant closing prices of PAGP as of July 7, 2016. Using a reference range of the 25th percentile to the 75th percentile premiums for each time period listed above, Jefferies performed a premiums paid analysis using the closing price of Class A shares on July 7, 2016 (representing the one day prior spot price), the average of the closing prices for the seven prior trading days from July 7, 2016 and the average closing prices for the 30 prior trading days from July 7, 2016.

        First, based on Jefferies' premiums paid analysis with respect to the third-party master limited partnership transactions, the implied value per Class A share was indicated at the 25th and 75th percentiles to range from $11.38 to $12.70. In turn, applying a current price of PAA Common Units of $26.83 as of July 7, 2016, the implied exchange ratio reference range was 0.424 to 0.473, as compared to the implied PAA Recapitalization exchange ratio of 0.3755.

        Second, based on Jefferies' premium paid analysis with respect to the affiliate master limited partnership transactions, the implied value per Class A Share was indicated at the 25th and 75th percentiles to range from $10.84 to $11.78. In turn, applying a current price of PAA Common Units of $26.83 as of July 7, 2016, the implied exchange ratio reference range was 0.404 to 0.439, as compared to the implied PAA Recapitalization exchange ratio of 0.3755.

        Finally, based on Jefferies' premium paid analysis with respect to the affiliate general partner simplification transactions, the implied value per Class A share was indicated at the 25th and 75th percentiles to range from $11.33 to $12.41. In turn, applying a current price of PAA Common Units of $26.83 as of July 7, 2016, the implied exchange ratio reference range was 0.422 to 0.462, as compared to the implied PAA Recapitalization exchange ratio of 0.3755.

        No selected master limited partnership merger transaction, affiliate master limited partnership transaction or affiliate general partner simplification transaction utilized as a comparison in the selected premiums paid analysis is identical to the Simplification.

  General

        Jefferies' opinion was one of many factors taken into consideration by the PAGP GP board in making its determination to approve the Simplification Agreement and the Transactions and should not be considered determinative of the views of the PAGP GP board or PAGP management with respect to the PAA Recapitalization or the PAA Common Unit Consideration to be paid in connection therewith. Jefferies did not recommend any specific exchange ratio or consideration to the PAGP GP board or that any given exchange ratio or consideration constituted the only appropriate exchange ratio or consideration for the PAA Recapitalization.

        Jefferies was selected by the PAGP GP board based on Jefferies' qualifications, expertise and reputation. Jefferies is an internationally recognized investment banking and advisory firm with a leading energy group, and has significant experience in midstream advisory assignments similar to the PAA Recapitalization. Jefferies, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, financial restructurings and other financial services.

        The PAGP GP board engaged Jefferies on June 3, 2016 to advise the PAGP GP board with respect to a potential simplification transaction in consideration for a $1.0 million engagement fee paid by PAGP. PAGP also paid to Jefferies, upon the delivery of Jefferies' opinion to the PAGP GP board, an opinion fee of $2.0 million. PAGP is also obligated to pay Jefferies a fee of $1.0 million contingent upon the closing of the PAA Recapitalization. Jefferies will also be reimbursed by PAGP for certain expenses reasonably incurred. PAGP, through the PAGP GP board, has also agreed to indemnify Jefferies against certain liabilities arising out of or in connection with the services rendered and to be rendered, and the opinion given, by Jefferies under such engagement.

        Within the two years prior to the date of its opinion, Jefferies performed investment banking services on behalf of PAA in connection with two matters unrelated to the PAA Recapitalization, and received customary compensation therefor. The unrelated matters involved acting as agent for a period of time under PAA's continuous offering program and the sale by PAA of certain Gulf Coast assets; the aggregate commission and fees paid to Jefferies for its services in connection with such matters totaled approximately $2.65 million. Jefferies may perform investment banking and other financial services for PAA and for PAGP in the future, and expects to receive customary fees for such services. Jefferies has from time to time in the past maintained a market in the securities of PAGP and PAA and may do so in the future, and, in the ordinary course of its business, Jefferies and its affiliates may trade or hold securities of PAGP and PAA for its or their own account and for the accounts of its and their customers and, accordingly, may at any time hold long or short positions in those securities. In addition, in the future, Jefferies may seek to provide financial advisory and financing services to PAA, PAA GP, GP LLC, AAP and PAGP GP, or entities that are affiliated therewith or with PAGP, for which Jefferies would expect to receive compensation. Jefferies has consented to the inclusion of its opinion in this proxy statement.

Regulatory Approvals

        There are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Transactions.

Accounting Treatment of the Transactions

        The Transactions are between and among consolidated subsidiaries of PAGP that are considered entities under common control. These equity transactions did not result in a change in the carrying value of the underlying assets and liabilities and the estimated costs incurred to complete the transactions of approximately $15 million will be charged to partners' capital during the year ending December 31, 2016. In addition, the PAA Recapitalization will result in a modification in the net income allocation by PAA to AAP and by AAP to PAGP resulting in a decrease in net income attributable to PAGP. On a pro forma basis after giving effect to the Transactions, net income attributable to PAGP decreased by $56 million for the year ended December 31, 2015 and decreased by $28 million and $46 million for the three and six months ended June 30, 2016, respectively.

Dissenters' Rights

        Under the Delaware Revised Uniform Limited Partnership Act and our Partnership Agreement, there are no dissenters' or appraisal rights for Shareholders with respect to the Simplification Agreement or the Transactions.

THE SPECIAL MEETING

        PAGP is providing this proxy statement to its Shareholders in connection with the solicitation of proxies to be voted at the special meeting of Shareholders that PAGP has called for, among other things, the purpose of holding a vote upon (i) the Simplification Proposal, (ii) the Adjournment Proposal and (iii) any proposal to transact such other business as may properly come before the special meeting and any adjournment or postponement thereof. This proxy statement is first being mailed to Shareholders on or about [    •    ], 2016, and provides Shareholders with the information they need to know to be able to vote or instruct their vote to be cast at the special meeting.

Date, Time and Place

        The special meeting will be held at [    •    ] [a.m./p.m.] Central Time, in [The Senate Room, located on the 12th Floor of Two Allen Center, 1200 Smith Street, Houston, Texas 77002.]

Recommendation of the PAGP GP Board

        The PAGP GP board recommends that our Shareholders vote "FOR" the Simplification Proposal and "FOR" the Adjournment Proposal.

        In the course of reaching its decision to approve the Simplification Proposal, the PAGP GP board considered a number of factors in its deliberations. For a more complete discussion of these factors, see "The Transactions and Transaction Documents—Rationale for the Transactions" on page 58.

        In considering the recommendation of the PAGP GP board with respect to the Simplification Proposal, you should be aware that some of PAGP GP's directors and executive officers may have interests that are different from, or in addition to, the interests of our Shareholders more generally. See "Interests of Certain Persons in the Transactions."

Record Date; Outstanding Shares; Shares Entitled to Vote

        The record date for the special meeting is [    •    ], 2016. Only Shareholders of record at the close of business on the record date will be entitled to receive notice of and to vote at the special meeting or any adjournment or postponement of the meeting.

        As of the close of business on the record date of [    •    ], 2016, there were approximately [    •    ] Class A shares and [    •    ] Class B shares outstanding and entitled to vote at the meeting. Each Class A share and Class B share is entitled to one vote.

        A complete list of Shareholders entitled to vote at the special meeting will be available for inspection at the principal place of business of PAGP during regular business hours for a period of no less than ten days before the special meeting and at the place of the special meeting during the meeting.

Quorum

        A quorum of Shareholders represented in person or by proxy at the special meeting is required to vote on adoption of the Simplification Proposal at the special meeting. At least a majority of Class A shares and Class B shares, voting together as a single class, must be represented in person or by proxy at the special meeting in order to constitute a quorum. Any proxies received but marked as abstentions and broker non-votes will be counted as present in determining whether a quorum is present at the special meeting. The Voting Agreement binds a sufficient number of shares to ensure a quorum will be established at the special meeting.

Required Vote

  Simplification Proposal

        To adopt the Simplification Proposal, holders of at least a majority of the outstanding Class A shares and Class B shares, together as a single class, must vote in favor of adoption of the Simplification Proposal.

        Concurrently with the execution of the Simplification Agreement, certain of our Shareholders that owned approximately 51.3% of the Class A and Class B shares outstanding as of July 11, 2016, executed a Voting Agreement, pursuant to which such Shareholders agreed to vote their Class A and Class B shares in favor of the Simplification Proposal. The Voting Agreement binds sufficient votes to ensure that the Simplification Proposal will be approved at the special meeting.

  Adjournment Proposal

        The affirmative vote of the holders of a majority of the outstanding Class A and Class B shares entitled to vote as of the record date is required to adopt the Adjournment Proposal; provided, that, in the absence of a quorum, the affirmative vote of at least a majority of outstanding Class A and Class B shares entitled to vote as of the record date present in person or represented by proxy at the special meeting would be required to adopt the Adjournment Proposal.

        A Shareholder's failure to submit a proxy card or to vote in person at the special meeting or an abstention from voting, or the failure of a Shareholder who holds his or her shares in "street name" through a broker or other nominee to give voting instructions to such broker or other nominee, will have the same effect as a vote "AGAINST" the adoption of the Simplification Proposal and the Adjournment Proposal.

Voting of Shares by Holders of Record

        If you are entitled to vote at the special meeting and hold your shares in your own name, you can submit a proxy or vote in person by completing a ballot at the special meeting. However, we encourage you to submit a proxy before the special meeting even if you plan to attend the special meeting in order to ensure that your shares are voted. A proxy is a legal designation of another person to vote your shares on your behalf. If you hold shares in your own name, you may submit a proxy for your shares by:

  •
  calling the toll-free number specified on the enclosed proxy card and follow the instructions when prompted;

  •
  accessing the Internet website specified on the enclosed proxy card and follow the instructions provided to you; or

  •
  filling out, signing and dating the enclosed proxy card and mailing it in the prepaid envelope included with these proxy materials.

        When a Shareholder submits a proxy by telephone or through the Internet, his or her proxy is recorded immediately. We encourage our Shareholders to submit their proxies using these methods whenever possible. If you submit a proxy by telephone or the Internet website, please do not return your proxy card by mail.

        All Class A shares and Class B shares represented by each properly executed and valid proxy received before the special meeting will be voted in accordance with the instructions given on the proxy. If a Shareholder executes a proxy card without giving instructions, the Class A shares or Class B shares represented by that proxy card will be voted as the PAGP GP board recommends, which is "FOR" the adoption of the Simplification Proposal and "FOR" the Adjournment Proposal.

        Your vote is important. Accordingly, please submit your proxy by telephone, through the Internet or by mail, whether or not you plan to attend the meeting in person. Proxies must be received by 11:59 p.m., Eastern Time, on [    •    ], 2016.

Voting of Shares Held in Street Name; Broker Non-Votes

        If your shares are held in an account at a broker or through another nominee, you must instruct the broker or other nominee on how to vote your shares by following the instructions that the broker or other nominee provides to you with these proxy materials. Most brokers offer the ability for Shareholders to submit voting instructions by mail by completing a voting instruction form, by telephone and via the Internet.

        If you do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a broker non-vote. In these cases, the broker or other nominee can register your shares as being present at the special meeting for purposes of determining a quorum, but will not be able to vote your shares on those matters for which specific authorization is required. Under the current rules of the NYSE, brokers do not have discretionary authority to vote on the Simplification Proposal or the Adjournment Proposal. A broker non-vote of a Class A share or Class B share will have the same effect as a vote "AGAINST" the Simplification Proposal and "AGAINST" the Adjournment Proposal.

        If you hold shares through a broker or other nominee and wish to vote your shares in person at the special meeting, you must obtain a proxy from your broker or other nominee and present it to the inspector of election with your ballot when you vote at the special meeting.

Revocability of Proxies; Changing Your Vote

        You may revoke your proxy and/or change your vote at any time before your proxy is voted at the special meeting. If you are a Shareholder of record, you can do this by:

  •
  submitting a proxy with new voting instructions using the Internet or telephone voting system (please note, however, that the deadline for voting through the Internet or by telephone is 11:59 p.m. Eastern Time on [    •    ]);

  •
  delivering a later-dated, executed proxy card to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

  •
  delivering a written notice of revocation of your proxy to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219; or

  •
  attending the special meeting and voting in person. Please note that attendance at the special meeting will not by itself (i.e., without also voting) revoke a previously granted proxy.

        If you are a beneficial owner of shares held in street name and you have instructed your broker or other nominee to vote your shares, you must follow the procedure your broker or other nominee provides to change those instructions. You may also vote in person at the special meeting if you obtain a "legal" proxy from your broker or other nominee.

Solicitation of Proxies

        This proxy statement is furnished in connection with the solicitation of proxies by the PAGP GP board to be voted at the special meeting. We will bear all costs and expenses in connection with the solicitation of proxies. We have engaged Georgeson LLC to assist in the solicitation of proxies for the meeting and we will pay Georgeson LLC a fee of approximately $9,500 for these services. We have also agreed to reimburse Georgeson LLC for reasonable out-of-pocket expenses and disbursements incurred in connection with the proxy solicitation and to indemnify Georgeson LLC against certain losses, costs and expenses. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of PAGP's Class A shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain PAGP GP directors and officers, as well as employees of GP LLC, by telephone, electronic mail, letter, facsimile or in person, but no additional compensation will be paid to them.

No Other Business

        Under our partnership agreement, the business to be conducted at the special meeting will be limited to the purposes stated in the notice to Shareholders provided with this proxy statement.

Assistance

        If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact Georgeson LLC toll-free at 1-866-431-2105.

 SELECTED HISTORICAL FINANCIAL INFORMATION OF PAGP AND PAA

PAGP

        The following tables set forth selected historical consolidated financial and other information for PAGP as of the dates and for the periods indicated. The selected consolidated statements of operations data for the year ended December 31, 2013 include results attributable to PAGP from October 21, 2013 (the date of closing of PAGP's initial public offering) through December 31, 2013, plus results for GP LLC, the predecessor entity to PAGP, prior to October 21, 2013.

        The selected historical statements of operations and cash flow data for the years ended December 31, 2015, 2014 and 2013 and balance sheet data as of December 31, 2015 and 2014 is derived from the audited financial statements of PAGP (and GP LLC as discussed above) included in the PAGP's Annual Report on Form 10-K for the year ended December 31, 2015, which is incorporated by reference into this proxy statement. The selected historical statements of operations and cash flow data for the years ended December 2012 and 2011 and the balance sheet data as of December 31, 2013, 2012 and 2011 is derived from the audited financial statements of GP LLC that are not included elsewhere, or incorporated by reference, in this document.

        PAGP's balance sheet data as of June 30, 2016 and 2015 and the statements of operations and cash flow data for the six months ended June 30, 2016 and 2015 are derived from the unaudited consolidated financial statements included in PAGP's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which is incorporated by reference into this proxy statement.

	Year Ended December 31,					Six Months Ended June 30,
	2015	2014	2013	2012	2011	2016	2015
						(unaudited)
	(in millions, except per share data and as otherwise indicated)
Statement of Operations Data:
Total revenues	$23,152	$43,464	$42,249	$37,797	$34,275	$9,060	$12,605
Operating income	$1,258	$1,791	$1,734	$1,433	$1,305	$425	$580
Net income	$809	$1,328	$1,374	$1,118	$987	$259	$365
Net income attributable to PAGP	$118	$70	$15	$3	$2	$78	$61
Per share data:
Basic net income per Class A share(1)	$0.53	$0.48	$0.10	N/A	N/A	$0.30	$0.28
Diluted net income per Class A share(1)	$0.53	$0.47	$0.10	N/A	N/A	$0.29	$0.27
Declared distributions per Class A share(2)	$0.88	$0.67	N/A	N/A	N/A	$0.462	$0.425
Balance sheet data (at end of period):
Property and equipment, net	$13,493	$12,292	$10,841	$9,664	$7,763	$13,617	$13,048
Total assets	$24,142	$23,923	$21,411	$19,219	$15,388	$25,075	$24,697
Long-term debt	$10,932	$9,238	$7,188	$6,480	$4,694	$10,077	$9,640
Total debt	$11,931	$10,525	$8,301	$7,566	$5,380	$11,379	$10,555
Partners' capital/Members' Equity:
Partners' capital/members' equity (excluding noncontrolling interests)	$1,762	$1,657	$1,035	$—	$—	$1,802	$1,801
Noncontrolling interests	$7,472	$7,724	$7,244	$6,968	$5,794	$8,487	$8,213

Total Partners' capital/Members' equity	$9,234	$9,381	$8,279	$6,968	$5,794	$10,289	$10,014
Other data:
Net cash provided by operating activities	$1,333	$1,988	$1,948	$1,232	$2,357	$379	$654
Net cash used in investing activities	$(2,530)	$(3,296)	$(1,653)	$(3,392)	$(2,020)	$(522)	$(1,343)
Net cash provided by/(used in) financing activities	$827	$1,672	$(274)	$2,159	$(337)	$146	$316
Capital expenditures:
Acquisition capital	$105	$1,099	$19	$2,286	$1,404	$85	$64
Expansion capital	$2,170	$2,026	$1,622	$1,185	$531	$709	$1,188
Maintenance capital	$220	$224	$176	$170	$120	$81	$102

(1)
Basic and diluted net income per Class A share for 2013 were calculated based on net income attributable to PAGP for the period following the closing of our initial public offering on October 21, 2013 and basic weighted average Class A shares outstanding weighted for the same period.

(2)
Represents cash distributions declared and paid during the period presented.

PAA

        The following tables set forth selected historical consolidated financial and other information for PAA as of the dates and for the periods indicated.

        The selected historical statements of operations and cash flow data for the years ended December 31, 2015, 2014 and 2013 and balance sheet data as of December 31, 2015 and 2014 is derived from the audited financial statements of PAA included in PAA's Annual Report on Form 10-K for the year ended December 31, 2015, which is incorporated by reference into this proxy statement. The selected historical statements of operations and cash flow data for the years ended December 2012 and 2011 and the balance sheet data as of December 31, 2013, 2012 and 2011 is derived from the audited financial statements of PAA that are not included elsewhere, or incorporated by reference, in this document.

        PAA's balance sheet data as of June 30, 2016 and 2015 and the statements of operations and cash flow data for the six months ended June 30, 2016 and 2015 are derived from the unaudited consolidated financial statements included in PAA's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which is incorporated by reference into this proxy statement.

	Year Ended December 31,					Six Months Ended June 30,
	2015	2014	2013	2012	2011	2016	2015
						(unaudited)
	(in millions, except per unit data and as otherwise indicated)
Statement of Operations Data:
Total revenues	$23,152	$43,464	$42,249	$37,797	$34,275	$9,060	$12,605
Operating income	$1,262	$1,799	$1,738	$1,434	$1,306	$427	$583
Net income	$906	$1,386	$1,391	$1,127	$994	$304	$408
Net income attributable to PAA	$903	$1,384	$1,361	$1,094	$966	$302	$407
Per unit data:
Basic net income/(loss) per common unit	$0.78	$2.39	$2.82	$2.41	$2.46	$(0.13)	$0.29
Diluted net income/(loss) per common unit	$0.77	$2.38	$2.80	$2.40	$2.44	$(0.13)	$0.29
Declared distributions per common unit(1)	$2.76	$2.55	$2.33	$2.11	$1.95	$1.40	$1.36
Balance sheet data (at end of period):
Property and equipment, net	$13,474	$12,272	$10,819	$9,643	$7,740	$13,598	$13,028
Total assets	$22,288	$22,198	$20,320	$19,196	$15,355	$23,163	$22,829
Long-term debt	$10,375	$8,704	$6,675	$6,281	$4,494	$9,486	$9,082
Total debt	$11,374	$9,991	$7,788	$7,367	$5,173	$10,788	$9,997
Partners' capital	$7,939	$8,191	$7,703	$7,146	$5,974	$8,970	$8,705
Other data:
Net cash provided by operating activities	$1,344	$2,004	$1,954	$1,240	$2,365	$387	$660
Net cash used in investing activities	$(2,530)	$(3,296)	$(1,653)	$(3,392)	$(2,020)	$(522)	$(1,343)
Net cash provided by/(used in) financing activities	$814	$1,657	$(281)	$2,151	$(345)	$138	$309
Capital expenditures:
Acquisition capital	$105	$1,099	$19	$2,286	$1,404	$85	$64
Expansion capital	$2,170	$2,026	$1,622	$1,185	$531	$709	$1,188
Maintenance capital	$220	$224	$176	$170	$120	$81	$102
Volumes(2)(3):
Transportation segment (average daily volumes in thousands of barrels per day)
Tariff activities	4,340	3,952	3,595	3,373	2,942	4,584	4,272
Trucking	113	127	117	106	105	110	115

Transportation segment total volumes	4,453	4,079	3,712	3,479	3,047	4,694	4,387

Facilities segment:
Crude oil, refined products and NGL terminalling and storage (average monthly capacity in millions of barrels)	100	95	94	90	70	105	99

Rail load / unload volumes (average volumes in thousands of barrels per day)	210	231	221	—	—	109	220

Natural gas storage (average monthly working capacity in billions of cubic feet)	97	97	96	84	71	97	97

NGL fractionation (average volumes in thousands of barrels per day)	103	96	96	79	14	110	103

Facilities segment total volumes (average monthly volumes in millions of barrels)	126	121	120	106	82	128	125

Supply and Logistics segment (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	943	949	859	818	742	899	974
NGL sales	223	208	215	182	103	242	222
Waterborne cargos	2	—	4	3	21	6	—

Supply and Logistics segment total volumes	1,168	1,157	1,078	1,003	866	1,147	1,196

(1)
Represents cash distributions declared and paid during the period presented. PAA's general partner is entitled, directly or indirectly, to receive 2% proportional distributions, as well as incentive distributions if the amount PAA distributes with respect to any quarter exceeds levels specified in PAA's partnership agreement.

(2)
Average volumes are calculated as the total volumes (attributable to PAA's interest) for the period divided by the number of days or months in the period.

(3)
Facilities segment total is calculated as the sum of: (i) crude oil, refined products and NGL terminalling and storage capacity; (ii) rail load and unload volumes multiplied by the number of days in the period and divided by the number of months in the period; (iii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of natural gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iv) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

COMPARISON OF THE RIGHTS OF OUR SHAREHOLDERS BEFORE AND AFTER THE TRANSACTIONS

        The following is a summary description of our partnership interests and the associated rights of our Shareholders before and after the effectiveness of the Transactions.

Before	After
Outstanding Partnership Interests
We have three separate classes of partnership interests:	We will have four separate classes of partnership interests:
• Class A Shares;	• Class A Shares;
• Class B Shares; and	• Class B Shares;
• a non-economic general partner interest.	• Class C Shares; and
Please see page 14 for a diagram of our current ownership structure.	• a non-economic general partner interest.

The Class C shares represent a non-economic limited partner interest in PAGP, and are therefore not entitled to participate in distributions of available cash or distributions upon liquidation. The Class C shares will give PAA, as the sole holder of the Class C shares, the right to vote in the election of eligible PAGP GP directors as described below under "Election of Directors."
Please see page 16 for a diagram of our ownership structure following the Transactions.
Distributions of Available Cash
Our current partnership agreement requires that, within 55 days after the end of each quarter, we distribute all of our available cash (after the establishment of applicable reserves as discussed in the definition of "available cash" below) to shareholders of record on the applicable record date. This cash is distributed among the holders of Class A Shares on a pro rata basis.	The distribution mechanics will remain the same.

Before	After
"Available cash," for any quarter, consists of (a) (i) all cash on hand at the end of that quarter, plus (ii) all cash expected to be received from AAP or its subsidiaries (other than PAA or its subsidiaries) with respect to such quarter, plus (iii) if our general partner so determines, all or a portion of cash on hand on the date of determination of available cash for the quarter, less (b) the amount of cash reserves established by our general partner to (i) provide for the proper conduct of our business, (ii) comply with applicable law, any of our debt instruments or other agreements, (iii) provide for our general, administrative and other expenses, (iv) provide for future capital expenditures, debt service and other credit needs and tax obligations or (v) permit PAA GP to make capital contributions to maintain its 2% general partner interest in PAA.	"Available cash," for any quarter remains the same, except that since PAA GP will no longer be required to maintain a 2% general partner interest in PAA, cash reserves will no longer be established for PAA GP to maintain such interest.
Sources of Cash Flow
Our only cash-generating assets consist of 268,352,408 AAP Units, which represent an approximate 41.8% limited partner interest in AAP. Therefore, our cash flows are generated solely from the cash distributions we receive from AAP. AAP currently receives all of its cash flows from distributions on its direct ownership of PAA's IDRs and its indirect ownership of PAA's 2% general partner interest.	Our only cash generating assets will continue to be the limited partner interests we own in AAP. AAP will receive all of its cash flows from distributions in respect of the 245,500,000 PAA Common Units it will own immediately after the Closing, subject to certain adjustments.
Economic Alignment with PAA Common Unitholders
As of August 31, 2016 there are 268,352,408 Class A shares outstanding and 401,964,866 PAA Common Units outstanding.	AAP will execute a reverse split to adjust the number of AAP Units such that the number of outstanding AAP Units (assuming the conversion of all AAP Management Units into AAP Units) equals the number of PAA Common Units received by AAP at the Closing. Simultaneously, PAGP will execute a reverse split to adjust the number of Class A and Class B shares outstanding to equal the number of AAP Units it owns following AAP's reverse unit split. As a result of these reverse splits, each Class A share will correspond, on a one-to-one basis, to an underlying PAA Common Unit held by AAP which is attributable to PAGP's ownership in AAP.

Before	After
Following completion of and giving effect to the Simplification Transactions, we expect that there will be 100,771,924 Class A shares outstanding, 140,388,428 Class B shares outstanding, and 465,091,197 Class C shares outstanding. These amounts are based on the capital structures of PAA, AAP and PAGP as of August 31, 2016, and assume that (i) no additional Class A shares or Class B shares are issued prior to Closing, (ii) no additional AAP Management Units are converted to AAP Units prior to Closing, (iii) no AAP Units are exchanged for Class A shares prior to Closing, and (iv) no additional PAA Common Units or Series A Preferred Units are issued prior to Closing.
Composition of the Board of Directors
PAGP GP's board consists of seven members, including: (i) PAGP GP's chief executive officer, (ii) three designated directors and (iii) three independent directors.	At the Closing, the current members of the GP LLC board who are not members of the PAGP GP board will be appointed to the PAGP GP board. As a result, the PAGP GP board will consist of: (i) PAGP GP's chief executive officer, (ii) three designated directors and (iii) six independent directors. Please see "Directors of Our General Partner Following the Transactions."

The holders of PAA's Series A Preferred Units will have the right to appoint a director to the PAGP GP board in the event that PAA does not declare and pay distributions on its Series A Preferred Units for three quarters, whether or not consecutive, subject to the designated director satisfying certain qualification standards.

Before	After
Election of Directors
Our Shareholders do not currently have the ability to elect the members of the PAGP GP board. However, when the overall direct and indirect economic interest of the Initial Owners and their permitted transferees in AAP falls below 40%, subject to certain time and other limitations, which we refer to as the "trigger date," our Shareholders will have the limited right to elect the PAGP GP directors (other than the designated directors and the chief executive officer of PAGP GP). The 40% threshold referred to above is calculated on a fully diluted basis that takes into account any Class A shares owned by the Initial Owners and their affiliates and permitted transferees, and assumes the exchange of all AAP Management Units for AAP Units based on the applicable conversion factor and attributes the ownership of such AAP Units to the Initial Owners.	The trigger date will be accelerated to the Closing of the Transactions, and, as a result, we will hold an annual meeting for the election of eligible PAGP GP directors beginning in 2018.

The mechanics for meetings of our limited partners and voting requirements are unchanged. The issuance of the Class C shares has the effect of substantially diluting the voting power of record holders of Class A shares and Class B shares, since the eligible PAGP GP directors will be elected by a plurality of votes cast in respect of outstanding Class A shares, Class B shares and Class C shares.

The presence in person or by proxy of the holders of a majority of our outstanding Class A shares, Class B shares, and Class C shares, together as a single class, will constitute a quorum.

After the trigger date and once the PAGP GP board has been divided into classes as described below, our partnership agreement provides that, prior to the expiration of the term of each class of directors (at such time as is determined by PAGP GP), we would hold a meeting of our shareholders for the purpose of electing successors for any eligible PAGP GP directors whose terms are about to expire. Voting at any such shareholder meetings is non-cumulative. Notice of such meeting would be given not less than 10 days nor more than 60 days prior to the date of such meeting.

The presence in person or by proxy of the holders of a majority of our outstanding Class A shares and Class B shares, together as a single class, constitutes a quorum.

The eligible PAGP GP directors are elected by a plurality of the votes cast. The designating parties are entitled to vote in any election of elected directors in respect of any Class A shares or Class B shares they own.

Before	After
Classification of the Board of Directors
Commencing no earlier than 180 days after and no later than the end of the calendar year (as determined by PAGP GP's board) following the trigger date, the PAGP GP board would be divided into three classes of directors such that each class would be comprised of one designated director and one independent director.	At Closing, the directors of the PAGP GP board (other than the Chief Executive Officer and any director subject to appointment by the holders of PAA's Series A Preferred Units) will be divided into three classes. The initial terms for the three classes will be set to expire in 2018, 2019 and 2020, with each class having a three-year term following its initial term. Each class will include two independent directors and one designated director. Please see "Directors of Our General Partner Following The Transactions" for the class that each PAGP GP director will occupy.
Voting and Quorum Limitations
Our Shareholders' voting rights are restricted by the provision in our partnership agreement generally providing that any shares held by a person or group that owns 20% or more of any class of equity interests then outstanding, (other than PAGP GP and its affiliates, the Initial Owners or their permitted transferees and affiliates, their respective affiliates and persons who acquired such shares with the prior approval of PAGP GP's board of directors) (such holders, "Restricted Holders"), cannot be voted on any matter and are not counted for purposes of determining whether a quorum exists.	The current limitations remain generally unchanged. However, for the purposes of determining whether a quorum exists for the election of eligible PAGP GP directors, 19.9% of the Class A shares, Class B shares and Class C Shares, taken together a single class, held by Restricted Holders will be counted. In addition, such Restricted Holders will be eligible to vote up to 19.9% of the Class A shares, Class B shares and Class C shares, taken together as a single class, for election of eligible PAGP GP directors.
Nomination Rights
The individuals to stand for election as elected directors are subject to nomination by a majority of the directors of the PAGP GP board, except that any director whose term is about to expire would not be eligible to vote on such nomination. In addition, any shareholder (other than any designating party holding a designation right) that owns of record at least 10% of the combined Class A and Class B shares following the trigger date, has the right to nominate a single director for inclusion on the ballot at the applicable shareholder meeting.

In addition, under our current partnership agreement, equity interests held by Restricted Holders are not considered "outstanding" for purposes of voting to nominate a person for the election of eligible PAGP GP directors.

Holders of a number of Class A shares and/or Class B shares, and holders of a number of PAA limited partner interests representing the voting power equivalent, in each case, equal to 10% or more of the number of Class A, Class B and Class C shares outstanding will have the right directly, or indirectly through PAA, to nominate, or direct PAA to nominate, a director in accordance with the terms of the A&R PAGP Partnership Agreement or the A&R PAA Partnership Agreement, as applicable. Although the Qualifying Interest threshold for the nomination of eligible PAGP GP directors remains at 10%, the issuance of the Class C shares at Closing substantially dilutes the nomination rights of holders of Class A shares and Class B shares.

Restricted Holders will no longer be restricted from nominating a person for the election of eligible PAGP GP directors.

MARKET PRICES AND DISTRIBUTION INFORMATION

        PAGP's Class A shares are traded on the NYSE under the symbol "PAGP," and the PAA Common Units are traded on the NYSE under the symbol "PAA." As of August 31, 2016, PAGP had 268,352,408 Class A shares and 373,849,892 Class B shares outstanding. The Class B shares are not publicly traded. As of August 31, 2016, PAA had 401,964,866 PAA Common Units and 63,126,331 Series A Preferred Units outstanding. The Series A Preferred Units are not publicly traded.

        The following table sets forth, for the periods indicated, the range of high and low sales prices per Class A share and PAA Common Unit, as well as information concerning quarterly cash distributions for the Class A shares and PAA Common Units. The sales prices are as reported in published financial sources.

	Class A Shares			PAA Common Units
	High	Low	Distributions(1)	High	Low	Distributions(1)
2014
First Quarter	$29.00	$24.38	$0.171	$55.30	$49.25	$0.630
Second Quarter	32.58	27.00	0.183	60.05	54.54	0.645
Third Quarter	32.26	28.48	0.191	61.09	55.98	0.660
Fourth Quarter	30.75	22.51	0.203	59.75	43.61	0.675
2015
First Quarter	$28.96	$24.01	$0.222	$52.70	$45.81	$0.685
Second Quarter	29.87	25.81	0.227	51.71	43.00	0.695
Third Quarter	26.64	16.28	0.231	44.29	26.71	0.700
Fourth Quarter	19.49	7.18	0.231	34.98	17.83	0.700
2016
First Quarter	$9.69	$4.72	$0.231	$25.39	$14.82	$0.700
Second Quarter	11.53	7.88	0.231	28.50	19.76	0.700
Third Quarter (through August 31, 2016)(2)	11.93	9.61	—	30.34	26.11	—

(1)
Represents cash distributions per Class A share or PAA Common Unit declared with respect to the quarter and paid in the following quarter.

(2)
Cash distributions for Class A shares and PAA Common Units for the third quarter of 2016 have not yet been declared or paid.

 DIRECTORS OF OUR GENERAL PARTNER FOLLOWING THE TRANSACTIONS

        The following table sets forth certain information with respect to the persons that we expect will serve as directors of PAGP GP following the Closing. At the Closing, the directors (other than Mr. Armstrong and any director subject, in certain circumstances, to appointment by the holders of PAA's Series A Preferred Units) will be divided into three classes, with each class serving a three-year term.

Name	Age (as of 8/31/2016)	Position	Class	Expiration of Initial Term
Chief Executive Officer:
Greg L. Armstrong	58	Chairman of the Board, Chief Executive Officer and Director	n/a	n/a
Designated Directors:
John T. Raymond	46	Director	I	2020
Robert V. Sinnott	67	Director	II	2019
Bernard (Ben) Figlock	55	Director	III	2018
Independent Directors:
Victor Burk	66	Director	[•]	[•]
Everardo Goyanes	72	Director	[•]	[•]
Gary R. Petersen	70	Director	[•]	[•]
Bobby S. Shackouls	65	Director	[•]	[•]
J. Taft Symonds	77	Director	[•]	[•]
Christopher M. Temple	49	Director	[•]	[•]

        Greg L. Armstrong has served as Chairman of the Board and Chief Executive Officer of our general partner since July 2013 and as Chairman of the Board and Chief Executive Officer of GP LLC since PAA's formation in 1998. He has also served as a director of GP LLC or PAA's former general partner since PAA's formation. In addition, he was President, Chief Executive Officer and director of Plains Resources Inc. from 1992 to May 2001. He previously served Plains Resources as: President and Chief Operating Officer from October to December 1992; Executive Vice President and Chief Financial Officer from June to October 1992; Senior Vice President and Chief Financial Officer from 1991 to 1992; Vice President and Chief Financial Officer from 1984 to 1991; Corporate Secretary from 1981 to 1988; and Treasurer from 1984 to 1987. Mr. Armstrong is a director of the Federal Reserve Bank of Dallas, and a director of National Oilwell Varco, Inc. Mr. Armstrong is also a member of the advisory board of the Maguire Energy Institute at the Cox School of Business at Southern Methodist University, the National Petroleum Council and the Foundation for The Council on Alcohol and Drugs Houston.

        John T. Raymond has served as a director of our general partner since October 2013. He has also served as a director of GP LLC since December 2010. Mr. Raymond is an owner and founder of The Energy & Minerals Group, which is the management company for a series of specialized private equity funds. EMG was founded in 2006 and focuses on investing across various facets of the global natural resource industry including the upstream and midstream segments of the energy complex. As of March 31, 2016, EMG has approximately $13.6 billion of regulatory assets under management and approximately $9.8 billion in commitments have been allocated across the energy sector since inception. Previous to that time, Mr. Raymond held leadership positions with various energy companies, including President and CEO of Plains Resources Inc. (the predecessor entity for Vulcan Energy), President and Chief Operating Officer of Plains Exploration and Production Company and Director of Development for Kinder Morgan, Inc. Mr. Raymond has been a direct or indirect owner of PAA's general partner since 2001 and served on the board of PAA's general partner from 2001 to 2005. Mr. Raymond serves on numerous other boards, including NGL Energy Holdings LLC, the general partner of NGL Energy Partners, L.P., Tallgrass MLP GP, LLC, the general partner of Tallgrass Energy Partners, L.P. and Tallgrass Management, LLC, the general partner of Tallgrass Energy GP, LP. Mr. Raymond received a BSM degree from the A.B. Freeman School of Business at Tulane University with dual concentrations in finance and accounting. We believe that Mr. Raymond's experience with investment in and management of a variety of upstream and midstream assets and operations provides a valuable resource to the board.

        Robert V. Sinnott has served as a director of our general partner since October 2013. He has also served as a director of GP LLC or PAA's former general partner since September 1998. Mr. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (an investment management firm). He also served as a Managing Director from 1992 to 1996, Senior Managing Director from 1996 until 2010 and Chief Executive Officer and Chief Investment Officer from 2010 until 2016. He is also President of Kayne Anderson Investment Management, Inc., the general partner of Kayne Anderson Capital Advisors, L.P. Mr. Sinnott served as a director of Kayne Anderson Energy Development Company from 2006 through June 2013. He was Vice President and Senior Securities Officer of the Investment Banking Division of Citibank from 1986 to 1992, and previously held positions with United Energy Resources, a pipeline company, and Bank of America in its oil and gas finance department. Mr. Sinnott also serves as a director of California Resources Corporation. Mr. Sinnott received a BA from the University of Virginia and an MBA from Harvard. Mr. Sinnott's extensive investment management background includes his current role of managing approximately $17 billion of energy-related investments. Coupled with his direct involvement in the energy sector, spanning more than 30 years, the breadth of his current market and industry knowledge is enhanced by the depth of his knowledge of the various cycles in the energy sector. We believe that as a result of his background and knowledge, as well as the attributes of leadership demonstrated by his executive experience, Mr. Sinnott brings substantial experience and skill to the board.

        Bernard (Ben) Figlock has served as a director of our general partner since January 2015. He has also served as a director of GP LLC since January 2015. Mr. Figlock currently serves as Vice President and Treasurer at Occidental Petroleum Corporation ("Oxy"), where he directs and oversees management of Oxy's treasury and risk management functions including finance, investments, insurance and operational risk, commodities trading credit and market risk, and currencies. Mr. Figlock joined Oxy in 1987, advancing to positions of increasing responsibility in Internal Audit, Corporate Finance Planning & Analysis, Corporate Development, and Treasury. Mr. Figlock holds a BS in Accounting from Wake Forest University and an MBA from Loyola Marymount University. We believe that Mr. Figlock's financial and analytical background provides the board a distinctive and valuable perspective.

        Victor Burk has served as a director of our general partner since January 2014. He has been a Managing Director for Alvarez and Marsal, a privately owned professional services firm since April 2009. From 2005 to 2009, Mr. Burk was the global energy practice leader for Spencer Stuart, a privately owned executive recruiting firm. Prior to joining Spencer Stuart, Mr. Burk served as managing partner of Deloitte & Touche's global oil and natural gas group from 2002 to 2005. He began his professional career in 1972 with Arthur Andersen and served as managing partner of Arthur Andersen's global oil and natural gas group from 1989 until 2002. Mr. Burk is on the board of directors of EV Management, LLC, the ultimate general partner of EV Energy Partners, L.P., a publicly traded limited partnership engaged in the acquisition, development and production of oil and natural gas. Mr. Burk served as a director and as chairman of the audit committee of PNGS GP LLC, the general partner of PAA Natural Gas Storage, L.P., from April 2010 through December 2013. Mr. Burk also serves as a board member of the Independent Petroleum Association of America (Southeast Texas Region) and the Sam Houston Area Council of the Boy Scouts of America. He received a BBA in Accounting from Stephen F. Austin State University, graduating with highest honors. The board of directors of our general partner has determined that Mr. Burk is "independent" under applicable NYSE rules. We believe that Mr. Burk's background, spanning over 30 years of extensive public accounting and consulting in the energy industry, coupled with his demonstrated leadership abilities, brings valuable expertise and insight to the board.

        Everardo Goyanes has served as a director of our general partner since October 2013. He has served as a director of PAA's general partner or former general partner since May 1999. He is Founder of Ex Cathedra LLC (a consulting firm). Mr. Goyanes served as Chairman of Liberty Natural Resources from April 2009 until August 2011. From May 2000 to April 2009, he was President and Chief Executive Officer of Liberty Energy Holdings, LLC (an energy investment firm). From 1999 to May 2000, he was a financial consultant specializing in natural resources. From 1989 to 1999, he was Managing Director of the Natural Resources Group of ING Barings Furman Selz (a banking firm). He was a financial consultant from 1987 to 1989 and was Vice President—Finance of Forest Oil Corporation from 1983 to 1987. From 1967 to 1982, Mr. Goyanes served in various financial and management capacities at Chase Bank, where his major emphasis was international and corporate finance to large independent and major oil companies. Mr. Goyanes received a BA in Economics from Cornell University and a Master's degree in Finance (honors) from Babson Institute. The board of directors of our general partner has determined that Mr. Goyanes is "independent" under applicable NYSE rules. Mr. Goyanes has extensive experience comprising direct involvement in the energy sector over a span of more than 30 years. We believe that this experience, coupled with the leadership qualities demonstrated by his executive background bring important experience and skill to the board.

        Gary R. Petersen has served as a director of GP LLC since June 2001. Mr. Petersen is a Managing Partner of EnCap Investments L.P., an investment management firm which he co-founded in 1988. He is also a director of EV Energy Partners, L.P. He had previously served as Senior Vice President and Manager of the Corporate Finance Division of the Energy Banking Group for RepublicBank Corporation. Prior to his position at RepublicBank, he was Executive Vice President and a member of the Board of Directors of Nicklos Oil & Gas Company from 1979 to 1984. He served from 1970 to 1971 in the U.S. Army as a First Lieutenant in the Finance Corps and as an Army Officer in the Army Security Agency. He is a member of the Independent Petroleum Association of America, the Houston Producers Forum and the Petroleum Club of Houston. Mr. Petersen holds BBA and MBA degrees in finance from Texas Tech University. The GP LLC board has determined that Mr. Petersen is "independent" under applicable NYSE rules. Mr. Petersen has been involved in the energy sector for a period of more than 35 years, garnering extensive knowledge of the energy sectors' various cycles, as well as the current market and industry knowledge that comes with management of approximately $18 billion of energy-related investments. In tandem with the leadership qualities evidenced by his executive background, we believe that Mr. Petersen brings numerous valuable attributes to the board.

        Bobby S. Shackouls has served as a director of our general partner since January 2014. Mr. Shackouls served as Chairman of Burlington Resources Inc. from 1997 until its acquisition by ConocoPhillips in 2006, and continued to serve on the ConocoPhillips Board of Directors until his retirement in May 2011. Prior thereto, Mr. Shackouls served as President and Chief Executive Officer of Meridian Oil, Inc, a wholly owned subsidiary of Burlington Resources, from 1994-1995, and as President and Chief Executive Officer of Burlington Resources from 1995 until 2006. Mr. Shackouls currently serves as a director and member of the audit and corporate governance committees of The Kroger Co. and as a director and member of the compensation committee of Oasis Petroleum. He served as a director and member of the audit committee of PNGS GP LLC, the general partner of PAA Natural Gas Storage, L.P., from April 2010 through December 2013. The board of directors of our general partner has determined that Mr. Shackouls is "independent" under applicable NYSE rules. We believe that Mr. Shackouls' extensive experience within the energy industry offers valuable perspective and, in tandem with his long history of leadership as the CEO of a public company, make him highly qualified to serve as a member of the board.

        J. Taft Symonds has served as a director of GP LLC since June 2001. Mr. Symonds is Chairman of the Board of Symonds Investment Company, Inc. (a private investment firm). From 1978 to 2004 he was Chairman of the Board and Chief Financial Officer of Maurice Pincoffs Company, Inc. (an international marketing firm). Mr. Symonds has a background in both investment and commercial banking, including merchant banking in New York, London and Hong Kong with Paine Webber, Robert Fleming Group and Banque de la Societe Financiere Europeenne. He was Chairman of the Houston Arboretum and Nature Center and currently serves as a director of Howard Supply Company LLC and Free Flow Wines LLC. Mr. Symonds previously served as a director of Tetra Technologies Inc. and Schilling Robotics LLC, where he served on the audit committee. Mr. Symonds received a BA from Stanford University and an MBA from Harvard. The GP LLC board has determined that Mr. Symonds is "independent" under applicable NYSE rules. Mr. Symonds has a broad background in both commercial and investment banking, as well as investment management, all with a heavy emphasis on the energy sector. We believe that Mr. Symonds' background offers to the board a distinct and valuable knowledge base representative of both the capital and physical markets and refined by the leadership qualities evident from his executive experience.

        Christopher M. Temple has served as a director of GP LLC since May 2009. He is President of DelTex Capital LLC (a private investment firm) and served as Chairman of Brawler Industries, LLC, a Midland, Texas based distributor of engineered plastics used in the exploration and production of oil and gas from September 2012 to July 2016. Mr. Temple served as the President of Vulcan Capital, the private investment group of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Mr. Temple has served on the board of directors and audit committee of Clear Channel Outdoor Holdings since April 2011. Mr. Temple previously served on the board of directors and audit committee of Charter Communications, Inc. from November 2009 through January 2011. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Additionally, Mr. Temple was a licensed CPA serving clients in the energy sector with KPMG in Houston, Texas from 1989 to 1993. Mr. Temple holds a BBA, magna cum laude, from the University of Texas and an MBA from Harvard. The GP LLC board has determined that Mr. Temple is "independent" under applicable NYSE rules. Mr. Temple has a broad investment management background across a variety of business sectors, as well as experience in the energy sector. We believe that this background, along with the leadership attributes indicated by his executive experience, provide an important source of insight and perspective to the board.

 INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

        In considering the recommendations of the PAGP GP board, our Shareholders should be aware that some of the executive officers and directors of PAGP GP have interests in the Transactions that may differ from, or may be in addition to, the interests of our Shareholders generally. These interests include:

  •
  Redemption Rights.  Following the Closing of the Transactions, holders of AAP Units (other than PAGP and GP LLC) will have Redemption Rights. These holders include affiliates of certain PAGP GP directors and certain members of our management. Certain members of our management also own AAP Management Units, each of which represents a "profits interest" in AAP. Each vested AAP Management Unit may be converted into AAP Units and a like number of Class B shares based on a conversion ratio calculated in accordance with AAP's partnership agreement. These members of our management team will have a Redemption Right with respect to the AAP Units issued to them pursuant to such conversion.

  The A&R AAP Partnership Agreement will generally restrict, subject to certain exceptions, each holder of AAP Units (other than PAGP and GP LLC, which have not been granted Redemption Rights) from exercising its Redemption Rights with respect to approximately 22% of its AAP Units for a period of twelve months following the Closing. Greg Armstrong and Harry Pefanis, our general partner's Chief Executive Officer and Chief Operating Officer, respectively, will be restricted from directly or indirectly (through PAA Management, L.P.) exercising their respective Redemption Rights with respect to 100% of their AAP Units during the same period. These restrictions are designed to reduce, but not eliminate, the risk that any redemptions during the first 12 months following Closing, combined with public trading of PAA Common Units, will cause a technical tax termination of PAA. The holders of AAP Units (other than PAGP and GP LLC) will continue to be permitted to exchange units for Class A shares without restriction.

  •
  Calculation of Qualifying Interest.  In addition, the A&R PAGP GP LLC Agreement will provide that the calculation of a Qualifying Interest will include, in addition to any AAP Units and Class A shares such designating party and its affiliates own, PAA Common Units that a designating party and its affiliates receive and hold in connection with an AAP Unit Redemption, and that the current designating parties will have the continuing right to designate a director for as long as they maintain a 10% Qualifying Interest

  •
  Registration Rights.  Certain PAGP GP executive officers and affiliates of certain PAGP GP directors will enter into a Registration Rights Agreement with PAA, pursuant to which PAA will agree to register the resale of PAA Common Units issued to AAP at the Closing, as well as PAA Common Units issued following the Closing pursuant to the Omnibus Agreement, in respect of certain AAP Management Units. In certain circumstances, such holders will have piggyback registration rights on offerings initiated by persons (other than PAA) for whom PAA has the obligation to undertake an underwritten offering (including the holders of its Series A Preferred Units), and affiliates of certain PAGP GP directors will have the collective right to request up to a total of twelve underwritten offerings, subject to size limitations and customary rights of PAA to delay such offering.

  •
  Ownership of Class B Shares.  Certain of PAGP GP's executive officers and affiliates of certain PAGP GP directors own our Class B shares. The Class B shares represent a non-economic limited partner interest in PAGP, and carry with them the right to vote on all matters submitted to a vote of the limited partners of PAGP, including voting to approve the Simplification Proposal and voting in the election of eligible PAGP GP directors beginning in 2018.

  •
  Director and Executive Officer Interlock.  Certain of PAGP GP's directors and all of PAGP GP's executive officers are currently directors and executive officers, respectively, of GP LLC and are expected to remain directors and executive officers of PAGP GP following the Transactions. In addition, the directors of GP LLC who are not currently members of the PAGP GP board will be added to the PAGP GP board as of the Closing.

  •
  Voting Agreement.  Affiliates of certain PAGP GP directors and certain of PAGP GP's executive officers have entered into a Voting Agreement, pursuant to which they agreed to vote their Class A and Class B shares in favor of the Simplification Proposal.

        Management of PAA and PAGP prepared projections with respect to PAA's expected future financial and operating performance. These projections were considered by the PAGP GP board and its financial advisor in performing due diligence and evaluating the PAA Recapitalization and the related Transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Plains GP Holdings, L.P.

        The following tables set forth certain information regarding the beneficial ownership of our Class A shares and Class B shares as of August 31, 2016 (except as otherwise noted) by:

  •
  each person who is known to us to beneficially own more than 5% of the Class A shares;

  •
  each person who is known to us to beneficially own more than 5% of the Class B shares;

  •
  the Named Executive Officers of our general partner;

  •
  each of the directors of our general partner; and

  •
  all of the directors and executive officers of our general partner as a group.

        Except as otherwise noted, all information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be. Unless otherwise noted, the address of each beneficial owner named in the chart below is 333 Clay Street, Suite 1600, Houston, Texas 77002.

Name and Address of Beneficial Owner	Class A Shares Beneficially Owned(1)	Percentage of Class A Shares Beneficially Owned	Class B Shares Beneficially Owned(1)(2)		Percentage of Class B Shares Beneficially Owned(2)
Chickasaw Capital Management LLC(3)	21,045,691	7.8%	—		—
6075 Poplar Ave, Suite 720
Memphis, TN 38119
Kayne Anderson Capital Advisors, L.P./ Richard A. Kayne(4)	20,290,551	7.6%	—		—
1800 Avenue of the Stars, 3rd Floor
Los Angeles, CA 90067
Tortoise Capital Advisors, L.L.C.(5)	17,597,644	6.6%	—		—
11550 Ash Street, Suite 300
Leawood, KS 66221
Salient Capital Advisors(6)	15,883,779	5.9%	—		—
4265 San Felipe, 8th Floor
Houston, TX 77027
EMG Investment, LLC	—	—	121,516,879		31.5%
811 Main, Suite 4200
Houston, TX 77002
KAFU Holdings, L.P. et. al	—	—	81,060,157		21.0%
1800 Avenue of the Stars, 3rd Floor
Los Angeles, CA 90067
Oxy Holding Company (Pipeline), Inc.(7)	—	—	79,830,161		20.7%
5 Greenway Plaza, Suite 110
Houston, TX 77046
Greg L. Armstrong	1,200,000	*	15,331,420	(8)	4.0%
Harry N. Pefanis	489,065	*	10,036,694	(9)	2.6%
Al Swanson	2,445,189	*	1,154,716	(10)	*
W. David Duckett	2,345,327	*	3,149,819	(11)	*
John P. vonBerg	3,423,264	1.3%	917,262	(12)	*
Wilfred (Willie) C. Chiang	200,000	*	941,332	(13)	*
Victor Burk	19,000	*	—		—

Name and Address of Beneficial Owner	Class A Shares Beneficially Owned(1)	Percentage of Class A Shares Beneficially Owned	Class B Shares Beneficially Owned(1)(2)		Percentage of Class B Shares Beneficially Owned(2)
Ben Figlock	—	—	—		—
Everardo Goyanes	54,600	*	—		—
John T. Raymond	573,954	*	129,993,681	(14)	33.7%
Bobby S. Shackouls	16,000	*	—		—
Robert V. Sinnott	3,274,488	1.2%	74,903,838	(15)	19.4%
All directors and executive officers of our general partner as a group (16 persons)(17)	16,242,533	6.0%	240,196,409	(16)	62.3%

*
Represents less than 1.0%.

(1)
Class A shares beneficially owned do not include any Class A shares issuable in connection with the exchange of any Class B shares, whether such Class B shares are currently outstanding or issuable following the conversion of any AAP Management Units. Although holders of our Class B shares have the right, at any time and from time to time, to immediately exchange (the "Exchange Right") their Class B shares, together with a like number of AAP Units and general partner units, for our Class A shares on a one-for-one basis, the fact that such Exchange Right may be settled in cash at AAP's option results in such Class A shares not being deemed to be beneficially owned by the holders of our Class B shares.

(2)
As long as our Class A shares are publicly traded, a holder of vested AAP Management Units will be entitled to convert such AAP Management Units into Class B shares and a like number of AAP Units based on a conversion ratio calculated in accordance with the AAP limited partnership agreement (which conversion ratio was approximately 0.941 AAP Units (and Class B shares) for each AAP Management Unit as of August 31, 2016). Accordingly, figures presented for Class B shares beneficially owned and percentage of Class B shares beneficially owned are presented on a fully diluted basis and include Class B shares to be issued upon the conversion of all outstanding AAP Management Units based on such 0.941 conversion ratio.

(3)
This information has been derived from a Form 13F filed with the SEC on August 4, 2016. The holdings reported in such Form 13F may or may not be deemed to be beneficially owned by the institutional investment manager filing such report.

(4)
Richard A. Kayne is Chief Executive Officer and Director of Kayne Anderson Investment Management, Inc., which is the general partner of Kayne Anderson Capital Advisors, L.P. ("KACALP"). Various accounts under the management or control of KACALP own 18,826,140 Class A shares. Mr. Kayne may be deemed to beneficially own such shares. In addition, Mr. Kayne directly owns or has sole voting and dispositive power over 1,464,411 Class A shares. Mr. Kayne disclaims beneficial ownership of any of our Class A shares other than Class A shares held by him or attributable to him by virtue of his interests in the accounts that own our Class A shares.

(5)
This information has been derived from a Form 13F filed with the SEC on August 11, 2016. The holdings reported in such Form 13F may or may not be deemed to be beneficially owned by the institutional investment manager filing such report.

(6)
This information has been derived from a Schedule 13G filed with the SEC on January 12, 2016.

(7)
Oxy Holding Company (Pipeline), Inc. is an indirect wholly owned subsidiary of Oxy. The voting and disposition of any Class B shares held by Oxy Holding Company (Pipeline), Inc. is controlled by the board of directors of Oxy. The board of directors of Oxy, which acts by majority approval, consists of twelve members. Each of the members of Oxy's board of directors disclaims beneficial ownership of any of our Class B shares held by Oxy Holding Company (Pipeline), Inc.

(8)
Represents the number of Class B shares beneficially owned by Mr. Armstrong through his (i) direct and indirect ownership of an approximately 25.3% interest in PAA Management, L.P., which entity owns 21,835,922 Class B shares, and (ii) direct ownership of 9,814,127 AAP Units and Class B shares.

(9)
Represents the number of Class B shares beneficially owned by Mr. Pefanis through his (i) direct and indirect ownership of an approximately 14.4% interest in PAA Management, L.P., which entity owns 21,835,922 Class B shares, and (ii) direct ownership of 6,889,930 AAP Units and Class B shares.

(10)
Represents the number of Class B shares beneficially owned by Mr. Swanson through his direct and indirect ownership of an approximately 5.3% interest in PAA Management, L.P., which entity owns 21,835,922 Class B shares.

(11)
Represents the number of Class B shares beneficially owned by Mr. Duckett through his (i) direct and indirect ownership of an approximately 6.1% interest in PAA Management, L.P., which entity owns 21,835,922 Class B shares, and (ii) beneficial ownership of 1,817,675 AAP Units and Class B shares, based on a conversion ratio of approximately 0.941 AAP Units and Class B shares for each AAP Management Unit.

(12)
Represents the number of Class B shares beneficially owned by Mr. vonBerg through his direct and indirect ownership of an approximately 4.2% interest in PAA Management, L.P., which entity owns 21,835,922 Class B shares.

(13)
Represents the number of Class B shares beneficially owned by Mr. Chiang through his beneficial ownership of 941,332 AAP Units and Class B shares, based on a conversion ratio of approximately 0.941 AAP Units and Class B shares for each AAP Management Unit.

(14)
Mr. Raymond is (i) the sole member of the general partner of the manager of EMG Investment, LLC, which entity owns 121,516,879 Class B shares, and (ii) the sole member of Lynx Holdings I, LLC, which entity owns 8,476,802 Class B shares. As such, Mr. Raymond has sole voting and dispositive power over the Class B shares owned by each of EMG Investment, LLC and Lynx Holdings I, LLC. Mr. Raymond disclaims any deemed beneficial ownership of the interests owned by EMG Investment, LLC beyond his pecuniary interest therein.

(15)
Mr. Sinnott has shared voting and dispositive power over the Class B shares owned by (i) KAFU Holdings, L.P. ("KAFU"), which entity owns 3,305,189 Class B shares, (ii) KAFU Holdings (QP), L.P. ("KAFU QP"), which entity owns 64,803,104 Class B shares, and (iii) KAFU Holdings II, L.P. ("KAFU II"), which entity owns 6,795,545 Class B shares. Mr. Sinnott disclaims any deemed beneficial ownership of the interests owned by KAFU, KAFU QP and KAFU II beyond his pecuniary interest therein.

(16)
The executive officers of our general partner as a group directly and indirectly own (i) an approximately 65.1% interest in PAA Management, L.P., which entity owns 21,835,922 Class B shares, (ii) 16,704,057 AAP Units and Class B shares and (iii) 4,372,326 AAP Units and Class B shares based on a conversion ratio of approximately 0.941 AAP Units and Class B shares for each AAP Management Unit. Amount shown in table represents the number of Class B shares beneficially owned by this group by virtue of such interests.

(17)
As of August 31, 2016, no Class A shares or Class B shares were pledged by directors or Named Executive Officers.

Beneficial Ownership of Plains AAP, L.P.

        The following table sets forth the percentage ownership of each of the Class A limited partners of AAP and the resulting economic interest of each such limited partner and the holders of the AAP Management Units as a group, in each case as of August 31, 2016:

Name of Owner and Address (in the case of Owners of more than 5%)	Percentage Ownership of Plains AAP, L.P. Class A LP Interest	Economic Interest in Plains AAP, L.P.(1)
Plains GP Holdings, L.P.	41.8%	41.0%
333 Clay Street, Suite 1600
Houston, TX 77002
EMG Investment, LLC	19.0%	18.6%
811 Main, Suite 4200
Houston, TX 77002
KAFU Holdings, L.P. and Affiliates	12.6%	12.4%
1800 Avenue of the Stars, 3rd Floor
Los Angeles, CA 90067
Oxy Holding Company (Pipeline), Inc.	12.4%	12.2%
5 Greenway Plaza, Suite 110
Houston, TX 77046
PAA Management, L.P.(2)	3.4%	3.3%
Strome PAA, L.P. and Affiliate	2.8%	2.8%
Windy, L.L.C.	2.8%	2.7%
Lynx Holdings I, LLC	1.3%	1.3%
Various Individual Investors(3)	3.9%	3.9%
AAP Management Unitholders(4)	—	1.8%

(1)
AAP owns a 100% member interest in PAA GP, which owns PAA's 2% general partner interest. AAP has pledged its member interest, as well as its interest in PAA's IDRs, as security for its obligations under the AAP Credit Agreement. A default by AAP under the AAP Credit Agreement could result in a change in control of PAA's general partner. At the Closing, PAA will assume the net amount of debt outstanding under the AAP Credit Agreement.

(2)
PAA Management, L.P. is owned entirely by certain current and former members of PAA senior management, including Messrs. Armstrong (approximately 25%), Pefanis (approximately 14%), Duckett (approximately 6%), vonBerg (approximately 4%) and Swanson (approximately 5%). Other than Mr. Armstrong, none of our directors own any interest in PAA Management, L.P. Executive officers of PAA as a group own approximately 65% of PAA Management, L.P. Mr. Armstrong disclaims any beneficial ownership of the general partner interest except to the extent of his ownership interest in PAA Management, L.P.

(3)
Includes certain current and former members of management who have converted AAP Management Units into AAP Units and our Class B shares.

(4)
Represents a profits interest in AAP in the form of AAP Management Units owned by certain members of management. On January 1, 2016, a significant number of AAP Management Units vested and a portion thereof was converted into AAP Units and our Class B shares. Additionally, a portion of the resulting AAP Units and Class B shares was exchanged for our Class A shares. As a result of such conversions and exchanges as well as open market purchases, as of August 31, 2016, Named Executive Officers and executive officers as a group owned the following AAP

  Management Units, AAP Units and Class A shares (other than Mr. Armstrong, none of our directors own any AAP Management Units):

Name of Owner	AAP Management Units	AAP Units	Class A Shares
Greg L. Armstrong	—	9,814,127	1,200,000
Harry N. Pefanis	—	6,889,930	489,065
Wilfred (Willie) C. Chiang	1,000,000	—	200,000
Al Swanson	—	—	2,445,189
W. David Duckett	1,930,961	—	2,345,327
John vonBerg	—	—	3,423,264
All executive officers as a group	4,644,830	16,704,057	12,304,491

Beneficial Ownership of Plains All American Pipeline, L.P.

        The following table sets forth the beneficial ownership of limited partner units held by beneficial owners of 5% or more of the units, directors, the named executive officers, and all directors and executive officers as a group, in each case, of PAA as of August 31, 2016 (unless otherwise noted).

        All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be. Unless otherwise noted, the address of each beneficial owner named in the chart below is 333 Clay Street, Suite 1600, Houston, Texas 77002.

Name and Address of Beneficial Owner	Common Units Beneficially Owned(1)		Percentage of Common Units Beneficially Owned	Series A Preferred Units Beneficially Owned(1)	Percentage of Series A Preferred Units Beneficially Owned
EnCap Partners, LLC(2)	—		—	22,516,402	35.7%
EMG Fund IV PAA Holdings, LLC(3)	—		—	18,093,537	28.7%
FR KA Plains Holdings LLC(4)	—		—	11,258,201	17.8%
Stonepeak Partners LLC(5)	—		—	5,629,100	8.9%
Tortoise Capital Advisors, L.L.C.(6)	32,738,697		8.1%	—	—
ALPS Advisors, Inc.(7)	24,410,107		6.1%	—	—
Alerian MLP ETF(7)	24,299,462		6.0%	—	—
Richard A. Kayne/Kayne Anderson Capital Advisors, L.P.(8)	11,658,848		2.9%	5,629,091	8.9%
Greg L. Armstrong	1,507,871	(9)	*	—	—
Harry N. Pefanis	847,532	(9)	*	—	—
Wilfred (Willie) C. Chiang	—	(9)	—	—	—
Al Swanson	165,998	(9)	*	—	—
W. David Duckett	—	(9)	—	—	—
John P. vonBerg	122,359	(9)	*	—	—
Ben Figlock	—		—	—	—
Everardo Goyanes	88,400	(9)	*	—	—
Gary R. Petersen(2)	49,450	(9)	*	22,516,402	35.7%
John T. Raymond(3)	1,599,616	(9)	*	18,093,537	28.7%
Robert V. Sinnott	346,393	(9)(10)	*	—	—
J. Taft Symonds	104,050	(9)	*	—	—
Christopher M. Temple	31,250	(9)	*	—	—
All directors and executive officers of our general partner as a group (17 persons)	5,405,887	(9)(11)	1.3%	40,609,939	64.4%

*
Represents less than 1.0%.

(1)
The Series A Preferred Units will vote on an as-converted basis with the PAA Common Units and will have certain other class voting rights with respect to any amendment to our partnership agreement that would adversely affect any rights, preferences or privileges of the Series A Preferred Units. The Series A Preferred Units are convertible, generally on a one-for-one basis and subject to customary anti-dilution adjustments, (i) by the holders after January 28, 2018, and (ii) by us after January 28, 2019.

(2)
The Series A Preferred Units are owned by funds managed by EnCap Partners, LLC, whose address is 1100 Louisiana, Suite 4900, Houston, Texas 77002. Gary R. Petersen may be deemed to be the beneficial owner of the Series A Preferred Units owned by these holders by virtue of being a member of EnCap Partners, LLC, the managing member of each holder's general partner. Mr. Petersen disclaims beneficial ownership of the Series A Preferred Units except to the extent of his pecuniary interest therein.

(3)
The address for this holder is 811 Main Street, Suite 4200, Houston, Texas 77002. John T. Raymond has sole voting and dispositive power over the Series A Preferred Units and may be deemed to be the beneficial owner of the Series A Preferred Units owned by the holder by virtue of being the sole member of the general partner of the holder's manager. Mr. Raymond disclaims beneficial ownership of the Series A Preferred Units except to the extent of his pecuniary interest therein.

(4)
The address for this holder is 600 Travis, Suite 6000, Houston, Texas 77002.

(5)
The Series A Preferred Units are owned by a fund managed by Stonepeak Partners LLC, whose address is 717 Fifth Avenue, 25th Floor, New York, New York 10022.

(6)
This information has been derived from a Schedule 13G filed with the SEC on February 9, 2016. The address for this holder is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

(7)
This information has been derived from a Schedule 13G filed with the SEC on February 3, 2016. ALPS Advisors, Inc. ("AAI"), an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to investment companies registered under the Investment Company Act of 1940 (collectively referred to as the "Funds"). Alerian MLP ETF is an investment company registered under the Investment Company Act of 1940 and is one of the Funds to which AAI provides investment advice. In its role as investment advisor, AAI has voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. AAI disclaims beneficial ownership of such securities. The address for these holders is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(8)
Richard A. Kayne is Chief Executive Officer and Director of Kayne Anderson Investment Management, Inc., which is the general partner of Kayne Anderson Capital Advisors, L.P. ("KACALP"). Various accounts under the management or control of KACALP own 10,381,608 PAA Common Units and 5,629,091 Series A Preferred Units. Mr. Kayne may be deemed to beneficially own such units. In addition, Mr. Kayne directly owns or has sole voting and dispositive power over 1,277,240 PAA Common Units. Mr. Kayne disclaims beneficial ownership of any of PAA's partner interests other than units held by him or interests attributable to him by virtue of his interests in the accounts that own PAA's partner interests. The address for Mr. Kayne and Kayne Anderson Investment Management, Inc. is 1800 Avenue of the Stars, 3rd Floor, Los Angeles, California 90067.

(9)
Does not include unvested phantom units granted under PAA's Long-Term Incentive Plans, none of which will vest within 60 days of the date hereof.

(10)
Pursuant to the GP LLC Agreement, Mr. Sinnott is one of our directors by virtue of his designation as a member of the board of directors of PAGP GP by KAFU Holdings, L.P., which is controlled by Kayne Anderson Investment Management, Inc., of which he is President. Mr. Sinnott disclaims any deemed beneficial ownership of the interests owned by KAFU Holdings, L.P. or its affiliates, beyond his pecuniary interest therein, if any. Mr. Sinnott has a non-controlling ownership interest in KACALP, which is the general partner of KAFU Holdings, L.P. KACALP is entitled to a percentage of the profits earned by the funds invested in KAFU Holdings, L.P. The address for KAFU Holdings, L.P. is 1800 Avenue of the Stars, 3rd Floor, Los Angeles, California 90067.

(11)
As of August 31, 2016, no units were pledged by PAA's directors or named executive officers.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTIONS TO PAGP AND THE SHAREHOLDERS

        The Transactions are not expected to be taxable to PAGP or the Shareholders.

        Neither PAGP nor PAA has sought a ruling from the U.S. Internal Revenue Service, or "IRS," with respect to any of the tax consequences of the PAA Recapitalization or the Transactions. Instead, in connection with the execution of the Simplification Agreement, PAA and PAGP received the opinion of Vinson & Elkins L.L.P. (the "Tax Opinion") that the PAA Recapitalization should result in no gain or loss recognized by PAA or its partners, other than (i) gain resulting from any decrease in partnership liabilities of an existing PAA Common Unitholder pursuant to Section 752 of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) gain recognized by AAP resulting from (A) PAA's assumption of Non-Contribution Revolver Borrowings (as such term is defined in the Simplification Agreement), or (B) a net decrease in the liabilities allocable to AAP pursuant to Section 752 of the Code. Vinson & Elkins L.L.P. relied on representations made by us and PAA in rendering the Tax Opinion. Opinions of counsel are not binding on the IRS and no assurance can be given that the IRS would not successfully assert a contrary position regarding the U.S. federal income tax consequences of the PAA Recapitalization and this opinion of counsel. To the extent PAGP is required to recognize any income or gain with respect to the PAA Recapitalization as a result of (A) PAA's assumption of Non-Contribution Revolver Borrowings (as such term is defined in the Simplification Agreement), or (B) a net decrease in the liabilities allocable to AAP pursuant to Section 752 of the Code, such gain is not expected to be significant in relation to the net operating losses available to PAGP.

        A termination of PAA under Section 708(b)(1)(B) of the Code could significantly reduce the depreciation and amortization deductions available to us through our interest in AAP. The Transactions have been structured in a manner to reduce, but not eliminate, the risk that any redemptions pursuant to the Redemption Rights during the first 12 months following Closing, combined with public trading of PAA Common Units, will cause a technical tax termination of PAA.

        The exercise of the Redemption Right by holders of AAP units is not expected to cause PAGP to recognize any gain or loss.

        In addition, PAGP does not expect the Transactions to directly result in any material change to PAGP's deferred tax asset. As of June 30, 2016, PAGP had a deferred tax asset of approximately $1.9 billion. Accordingly, assuming that current tax laws remain in effect, we estimate that PAGP will not have any federal income tax liability or current or accumulated earnings and profits for tax purposes for a period of more than five years following the Closing of the Transactions. During this period, none of the distributions paid to our Class A shareholders should be treated as taxable dividend income, but instead should be treated as a return of capital. Distributions not treated as taxable dividends will reduce a Class A shareholder's tax basis, or will be taxable as capital gain to the extent they exceed a Class A shareholder's tax basis.

 SHAREHOLDER PROPOSALS

        Under applicable Delaware law and our partnership agreement, we are not required to hold an annual meeting of Shareholders. Ownership of our Class A or Class B shares does not entitle Shareholders to make proposals at the special meeting. Under our partnership agreement, only our general partner can make a proposal at the meeting. Our partnership agreement establishes a procedure for calling meetings whereby Shareholders owning 20% or more of the outstanding shares of the class for which a meeting is proposed may call a meeting. In any case, Shareholders are not allowed to vote on matters that would cause the limited partners to be deemed to be taking part in the management and control of the business and affairs of PAGP. Doing so would jeopardize the Shareholders' limited liability under the Delaware Act or the law of any other state in which we are qualified to do business.

HOUSEHOLDING MATTERS

        Shareholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any Shareholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a Shareholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements (as applicable), he or she may contact our Corporate Secretary at (713) 646-4100, or write to Plains GP Holdings, L.P., 333 Clay Street, Suite 1600, Houston, Texas 77002, attention: Corporate Secretary. We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a Shareholder of record receiving multiple copies of our proxy statement, you can request householding by contacting us in the same manner. If you own your Shares through a bank, broker or other Shareholder of record, you can request additional copies of this proxy statement or request householding by contacting the Shareholder of record.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

        We file annual, quarterly and current reports and other information with the SEC. You may read and copy any of these documents at the SEC's public reference room at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings also are available to the public at the SEC's website at www.sec.gov. Our Class A shares are listed on the NYSE under the ticker symbol "PAGP." Reports and other information concerning us may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

        The SEC allows us to "incorporate by reference" information into this proxy statement. This means that we may disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that we file later with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement. In addition to such documents specifically incorporated by reference in this proxy statement, we incorporate by reference in this proxy statement each document that PAGP and PAA files under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the special meeting, other than information furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K. We also incorporate by reference into this proxy statement the following documents filed by us and PAA with the SEC under the Exchange Act:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2015, filed on February 25, 2016;

  •
  our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed on May 10, 2016;

  •
  our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed on August 8, 2016;

  •
  our Current Reports on Form 8-K, filed on February 2, 2016, May 18, 2016, July 14, 2016, August 17, 2016 and August 31, 2016;

  •
  PAA's Annual Report on Form 10-K for the year ended December 31, 2015, filed on February 25, 2016;

  •
  PAA's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed on May 10, 2016; and

  •
  PAA's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed on August 8, 2016;

  •
  PAA's Current Reports on Form 8-K, filed on January 19, 2016, February 2, 2016, May 18, 2016, July 14, 2016, August 9, 2016, August 17, 2016 and August 31, 2016.

        You may request a copy of the above filings and our other filings with the SEC by contacting our Corporate Secretary at (713) 646-4100 or by writing to Plains GP Holdings, L.P., 333 Clay Street, Suite 1600, Houston, Texas 77002, attention: Corporate Secretary. Our filings are also available on our website at http://ir.pagp.com/.

        In order to receive timely delivery of the documents in advance of our special meeting, your request should be received no later than [    •    ], 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [    •    ], 2016

The Notice of Special Meeting of Class A and Class B shareholders and the Proxy Statement for the Special Meeting of Class A and Class B shareholders are available on our Internet website at http://ir.pagp.com/ under "Investor Relations."

INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Plains GP Holdings, L.P. Unaudited Pro Forma Condensed Consolidated Financial Statements:
Introduction	P-2
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016	P-3
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended June 30, 2016	P-4
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2016	P-5
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015	P-6
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements	P-7

Introduction

        Plains GP Holdings, L.P. ("PAGP") has entered into a Simplification Agreement (the "Simplification Agreement") by and among Plains All American Pipeline, L.P. ("PAA"), PAA GP Holdings LLC ("PAGP GP"), PAGP, Plains All American GP LLC ("GP LLC"), Plains AAP, L.P. ("AAP") and PAA GP LLC ("PAA GP"). Pursuant to the Simplification Agreement, upon closing, in exchange for the issuance by PAA to AAP of 245,500,000 common units of PAA ("PAA Common Units"), subject to certain adjustments, and the assumption by PAA of AAP's outstanding debt (approximately $593 million as of June 30, 2016), AAP will contribute to PAA the incentive distribution rights it owns in PAA (the "IDRs") and PAA GP's 2% economic general partner interest in PAA will be converted into a non-economic general partner interest in PAA. Following the closing (the "Closing") of the transactions contemplated by the Simplification Agreement (the "Transactions"), both PAA and PAGP will continue to be publicly traded.

        The Transactions will be accounted for as equity transactions and no gain or loss will be recognized as a result of the Transactions. The unaudited pro forma condensed consolidated balance sheet is presented giving effect to the Transactions as if they had occurred on June 30, 2016. The unaudited pro forma condensed consolidated statements of operations for the three and six months ended June 30, 2016 and the year ended December 31, 2015 give effect to the Transactions as if they had occurred on January 1, 2015. The historical consolidated financial information has been adjusted to give effect to pro forma events that are directly attributable to the proposed Transactions and are factually supportable.

        These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical audited consolidated financial information and accompanying notes of PAGP, which have been incorporated by reference into this proxy statement.

        The unaudited pro forma condensed consolidated financial statements are intended for informational purposes. These statements do not necessarily reflect the results of operations or financial position of PAGP that would have resulted had the Transactions been consummated as of the dates indicated, and are not necessarily indicative of the future results of operations or the future financial position of PAGP following completion of the proposed Transactions.

PLAINS GP HOLDINGS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(in millions, except share data)

	As of June 30, 2016
	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$37	$—		$37
Trade accounts receivable and other receivables, net	2,014	—		2,014
Inventory	1,085	—		1,085
Other current assets	469	—		469

Total current assets	3,605	—		3,605

PROPERTY AND EQUIPMENT	15,890	—		15,890
Accumulated depreciation	(2,273)	—		(2,273)

Property and equipment, net	13,617	—		13,617

OTHER ASSETS
Goodwill	2,396	—		2,396
Investments in unconsolidated entities	2,161	—		2,161
Deferred tax asset	1,893	—		1,893
Linefill and base gas	902	—		902
Long-term inventory	184	—		184
Other long-term assets, net	317	—		317

Total assets	$25,075	$—		$25,075

LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$2,334	$—		$2,334
Short-term debt	1,302	—		1,302
Other current liabilities	395	—		395

Total current liabilities	4,031	—		4,031

LONG-TERM LIABILITIES
Senior notes, net of unamortized discounts and debt issuance costs	9,128	—		9,128
Other long-term debt, net of unamortized debt issuance costs	949	13	(a)	962
Other long-term liabilities and deferred credits	678	—		678

Total long-term liabilities	10,755	13		10,768

COMMITMENTS AND CONTINGENCIES
PARTNERS' CAPITAL
Class A Shareholders (267,032,219 and 100,276,165 shares outstanding, respectively)	1,802	(3)	(a)	1,799
Noncontrolling interests	8,487	(10)	(a)	8,477

Total partners' capital	10,289	(13)		10,276

Total liabilities and partners' capital	$25,075	$—		$25,075

PLAINS GP HOLDINGS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share data)

	Three Months Ended June 30, 2016
	Historical	Pro Forma Adjustments		Pro Forma
REVENUES
Supply and Logistics segment revenues	$4,648	$—		$4,648
Transportation segment revenues	170	—		170
Facilities segment revenues	132	—		132

Total revenues	4,950	—		4,950
COSTS AND EXPENSES		—
Purchases and related costs	4,224	—		4,224
Field operating costs	303	—		303
General and administrative expenses	73	—		73
Depreciation and amortization	205	—		205

Total costs and expenses	4,805	—		4,805
OPERATING INCOME	145	—		145
OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	40	—		40
Interest expense (net of capitalized interest of $12)	(118)	—		(118)
Other income/(expense), net	25	—		25

INCOME BEFORE TAX	92	—		92
Current income tax expense	(9)	—		(9)
Deferred income tax (expense)/benefit	(1)	16	(c)	15

NET INCOME	82	16		98
Net income attributable to noncontrolling interests	(40)	(44)	(b)	(84)

NET INCOME ATTRIBUTABLE TO PAGP	$42	$(28)		$14

BASIC NET INCOME PER CLASS A SHARE	$0.16	—		$0.14

DILUTED NET INCOME PER CLASS A SHARE	$0.15			$0.12

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING	267	(167)	(d)	100

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING	624	(390)	(d)	234

PLAINS GP HOLDINGS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Continued)

(in millions, except per share data)

	Six Months Ended June 30, 2016
	Historical	Pro Forma Adjustments		Pro Forma
REVENUES
Supply and Logistics segment revenues	$8,467	$—		$8,467
Transportation segment revenues	323	—		323
Facilities segment revenues	270	—		270

Total revenues	9,060	—		9,060
COSTS AND EXPENSES		—
Purchases and related costs	7,571	—		7,571
Field operating costs	603	—		603
General and administrative expenses	141	—		141
Depreciation and amortization	320	—		320

Total costs and expenses	8,635	—		8,635
OPERATING INCOME	425	—		425
OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	87	—		87
Interest expense (net of capitalized interest of $26)	(233)	—		(233)
Other income/(expense), net	30	—		30

INCOME BEFORE TAX	309	—		309
Current income tax expense	(40)	—		(40)
Deferred income tax (expense)/benefit	(10)	27	(c)	17

NET INCOME	259	27		286
Net income attributable to noncontrolling interests	(181)	(73)	(b)	(254)

NET INCOME ATTRIBUTABLE TO PAGP	$78	$(46)		$32

BASIC NET INCOME PER CLASS A SHARE	$0.30	—		$0.33

DILUTED NET INCOME PER CLASS A SHARE	$0.29			$0.31

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING	260	(162)	(d)	98

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING	652	(418)	(d)	234

PLAINS GP HOLDINGS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Continued)

(in millions, except per share data)

	Year Ended December 31, 2015
	Historical	Pro Forma Adjustments		Pro Forma
REVENUES
Supply and Logistics segment revenues	$21,927	$—		$21,927
Transportation segment revenues	697	—		697
Facilities segment revenues	528	—		528

Total revenues	23,152	—		23,152
COSTS AND EXPENSES
Purchases and related costs	19,726	—		19,726
Field operating costs	1,454	—		1,454
General and administrative expenses	281	—		281
Depreciation and amortization	433	—		433

Total costs and expenses	21,894	—		21,894
OPERATING INCOME	1,258	—		1,258
OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	183	—		183
Interest expense (net of capitalized interest of $57)	(443)	—		(443)
Other income/(expense), net	(7)	—		(7)

INCOME BEFORE TAX	991	—		991
Current income tax expense	(84)	—		(84)
Deferred income tax expense	(98)	32	(c)	(66)

NET INCOME	809	32		841
Net income attributable to noncontrolling interests	(691)	(88)	(b)	(779)

NET INCOME ATTRIBUTABLE TO PAGP	$118	$(56)		$62

BASIC AND DILUTED NET INCOME PER CLASS A SHARE	$0.53			$0.74

BASIC AND DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING	222	(139)	(d)	83

PLAINS GP HOLDINGS, L.P.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation and Background

        These unaudited pro forma condensed consolidated financial statements and underlying pro forma adjustments are based upon currently available information and certain estimates and assumptions made by management; therefore, actual results could materially differ from the pro forma information. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions noted herein. Management believes the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma information.

        As described in the section of this proxy statement entitled "The Transactions and the Transaction Documents," the Transactions include the issuance of 245,500,000 PAA Common Units, subject to certain adjustments, and the assumption of AAP's outstanding debt (as of June 30, 2016, approximately $593 million) in exchange for the contribution by AAP of the IDRs and the conversion of PAA GP's 2% general partner interest in PAA into a non-economic general partner interest in PAA. We refer to these transactions collectively as the "PAA Recapitalization."

        The Transactions are between and among consolidated subsidiaries of PAGP that are considered entities under common control. These equity transactions did not result in a change in the carrying value of the underlying assets and liabilities and the estimated costs incurred to complete the Transactions of approximately $15 million will be charged to partners' capital during the year ending December 31, 2016 of which $2 million had been recognized as of June 30, 2016. In addition, the PAA Recapitalization will result in a modification in the net income allocation by PAA to AAP and by AAP to PAGP resulting in a decrease in net income attributable to PAGP.

        At the closing of the Transactions, (i) AAP will effect a reverse split of the outstanding Class A units ("AAP Units") and Class B Units of AAP, (ii) PAGP will effect a reverse split of the outstanding Class A shares and Class B shares, and (iii) PAGP GP will effect a reverse split of company units in PAGP GP ("PAGP GP Units"), in each case, at a ratio of approximately 1-to-2.663, subject to certain adjustments. These reverse equity splits are designed to ensure that the number of outstanding Class A Shares following the Closing of the Transactions will equal the number of AAP Units owned by PAGP, and will also equal the number of PAA Common Units held by AAP immediately following the PAA Recapitalization that are attributable to PAGP's interest in AAP, along with the corresponding reverse splits to the Class B shares and PAGP GP Units. Following the Closing of the Transactions, each split-adjusted Class A share will represent indirect ownership of one PAA Common Unit.

Note 2. Pro Forma Adjustments

        The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:

  (a)
  Reflects the borrowing for and payment of the estimated transaction costs associated with completing the Transactions, including financial advisory, legal and accounting expenses.

  (b)
  Reflects the decrease in net income attributable to PAGP (and increase in net income attributable to noncontrolling interests) associated with the PAA Recapitalization.

  (c)
  Reflects the decrease in deferred income tax expense associated with the decrease in net income attributable to PAGP and was determined based on an estimated statutory rate of approximately 37%.

  (d)
  Reflects the decrease in the weighted average Class A Shares outstanding resulting from the reverse share split described above and a change in units that have a dilutive effect on net income per Class A Share.

Annex A

Execution Version

SIMPLIFICATION AGREEMENT

BY AND AMONG

PAA GP HOLDINGS LLC,
PLAINS GP HOLDINGS, L.P.,
PLAINS ALL AMERICAN GP LLC,
PLAINS AAP,  L.P.,
PAA GP LLC

AND

PLAINS ALL AMERICAN PIPELINE, L.P.

DATED JULY 11, 2016

A-i

 EXHIBIT AND SCHEDULE INDEX

Exhibits
Exhibit A	Form of A&R PAA Partnership Agreement
Exhibit B	Form of A&R AAP Partnership Agreement
Exhibit C	Form of A&R PAGP Partnership Agreement
Exhibit D	Form of A&R GP LLC Agreement
Exhibit E	Form of A&R PAGP GP LLC Agreement
Exhibit F	Form of Registration Rights Agreement
Exhibit G	Form of Omnibus Agreement
Exhibit H	Form of A&R Administrative Agreement
Exhibit I	Tax Opinion Certificate
Schedules
Schedule 1.1(a)	Existing Owners
Schedule 4.9	Appointees to PAGP GP Board of Directors

A-ii

SIMPLIFICATION AGREEMENT

        This Simplification Agreement (this "Agreement") is entered into as of July 11, 2016 by and among PAA GP Holdings LLC, a Delaware limited liability company ("PAGP GP"), Plains GP Holdings, L.P., a Delaware limited partnership ("PAGP"), Plains All American GP LLC, a Delaware limited liability company ("GP LLC"), Plains AAP, L.P., a Delaware limited partnership ("AAP"), PAA GP LLC, a Delaware limited liability company ("PAA GP"), and Plains All American Pipeline, L.P., a Delaware limited partnership ("PAA"). Each of the parties hereto is sometimes individually referred to herein as a "Party" and are collectively referred to herein as the "Parties."

RECITALS:

        A.    PAA GP is the general partner of PAA and holds a 2.0% General Partner Interest (as defined in the PAA Partnership Agreement) in PAA (the "PAA General Partner Interest").

        B.    AAP is the sole member of PAA GP and a limited partner of PAA and holds (i) 100% of the limited liability company interests in PAA GP (the "PAA GP Membership Interests") and (ii) all of the outstanding Incentive Distribution Rights (as defined in the PAA Partnership Agreement) in PAA (the "PAA IDRs").

        C.    GP LLC is the general partner of AAP and holds a non-economic general partner interest in AAP (the "AAP General Partner Interest").

        D.    PAGP is the sole member of GP LLC, a limited partner of AAP and a member of PAGP GP and holds (i) 100% of the limited liability company interests in GP LLC (the "GP LLC Membership Interests"), (ii) 267,032,219 Class A Units (as defined in the AAP Partnership Agreement) representing limited partner interests in AAP and having the rights and obligations specified in the AAP Partnership Agreement ("AAP Class A Units"), representing approximately 41.7% of the outstanding AAP Class A Units and (iii) 254,037,317 Company Units (as defined in the PAGP GP LLC Agreement) representing limited liability company interests in PAGP GP and having the rights and obligations specified in the PAGP GP LLC Agreement ("PAGP GP Company Units"), representing approximately 41.9% of the outstanding PAGP GP Company Units.

        E.    PAGP GP is the general partner of and holds a non-economic general partner interest in PAGP (the "PAGP General Partner Interest").

        F.     The Parties desire to enter into this Agreement to evidence their agreement to consummate a series of transactions that includes, among other related transactions, the issuance by PAA of PAA Common Units to AAP and the assumption by PAA of the outstanding debt under the AAP Credit Agreement in exchange for (i) AAP's direct interest in the PAA IDRs and (ii) AAP's indirect interest in the economic rights associated with the PAA General Partner Interest.

        G.    The GP LLC Conflicts Committee (as defined below) has approved the Transactions on behalf of PAA pursuant to the terms of the PAA Partnership Agreement.

        H.    The Board of Directors of GP LLC has approved the Transactions on behalf of GP LLC, AAP and PAA GP pursuant to the organizational documents of such entities.

        I.     The Board of Directors of PAGP GP (the "PAGP GP Board") has, subject to receipt of the Required Shareholder Approval, approved the Transactions pursuant to the terms of the PAGP Partnership Agreement.

        J.     Concurrently with the execution of this Agreement, Existing Owners holding a Share Majority (as such term is defined in the PAGP Partnership Agreement) have entered into a Voting Agreement irrevocably obligating such Existing Owners to vote the PAGP Class A Shares and PAGP Class B

Shares held by them in favor of this Agreement and the Transactions, subject to the terms and conditions set forth therein (the "Voting Agreement").

AGREEMENT:

        NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

        1.1    Definitions.    As used in this Agreement, the following terms have the meanings specified or referred to in this Section 1.1.

        "A&R AAP Partnership Agreement" is defined in Section 2.6(b).

        "A&R Administrative Agreement" is defined in Section 2.9(a)(iii).

        "A&R GP LLC Agreement" is defined in Section 2.6(d).

        "A&R PAA Partnership Agreement" is defined in Section 2.5(c).

        "A&R PAGP GP LLC Agreement" is defined in Section 2.6(e).

        "A&R PAGP Partnership Agreement" is defined in Section 2.6(c).

        "AAP" is defined in the Preamble.

        "AAP Assumed Debt" means the AAP debt issued pursuant to the AAP Credit Agreement that is assumed by PAA pursuant to Section 2.5(d).

        "AAP Class A Units" is defined in the Recitals.

        "AAP Class B Units" means Class B Units representing limited partner interests in AAP and having the rights and obligations specified in the AAP Partnership Agreement.

        "AAP Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of September 26, 2013 among AAP, Citibank, N.A. and the lenders party thereto.

        "AAP General Partner Interest" is defined in the Recitals.

        "AAP Partnership Agreement" means the Seventh Amended and Restated Limited Partnership Agreement of AAP, dated as of October 21, 2013, as amended by Amendment No. 1 thereto, dated as of December 31, 2013.

        "AAP Reverse Unit Split" means a reverse split (a) of the outstanding AAP Class A Units such that each holder of outstanding AAP Class A Units will hold following the completion of such reverse split (after taking into account any rounding mechanics utilized in such split), a number of outstanding AAP Class A Units equal to the product of (i) the number of AAP Class A Units held by such holder immediately prior to the split and (ii) the Exchange Ratio, and (b) of the outstanding AAP Class B Units such that each holder of outstanding AAP Class B Units will hold following the completion of such reverse split (after taking into account any rounding mechanics utilized in such split), a number of outstanding AAP Class B Units equal to the product of (i) the number of AAP Class B Units held by such holder immediately prior to the split and (ii) the Exchange Ratio.

        "AAP Revolving Credit Facility" means the revolving credit facility under the AAP Credit Agreement.

        "AAP Term Loan" means the term loan under the AAP Credit Agreement.

        "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with, such specified Person through one or more intermediaries or otherwise.

        "Agreement" is defined in the Preamble.

        "Barclays" is defined in Section 3.1(f).

        "Business Day" means each day of the week except Saturdays, Sundays and days on which banking institutions are authorized or required to close in the State of Texas.

        "Change in Recommendation" is defined in Section 4.1(c).

        "Closing" is defined in Section 2.1.

        "Closing Date" means the date on which Closing occurs.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Commitments" means (a) options, warrants, convertible securities, exchangeable securities, subscription rights, conversion rights, exchange rights or other contracts or agreements that could require a Person to issue any of its Equity Interests or to sell any Equity Interests it owns in another Person; (b) any other securities convertible into, exchangeable or exercisable for, or representing the right to subscribe for any Equity Interest of a Person or owned by a Person; (c) statutory pre-emptive rights or pre-emptive rights granted under a Person's organizational documents; and (d) stock appreciation rights, phantom stock, profit participation or other similar rights with respect to a Person.

        "Common Unit Fungibility" is defined in Section 2.10(c).

        "Contributed AAP Units" is defined in Section 2.3.

        "Control" means, where used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" have correlative meanings.

        "Delaware LLC Act" means the Delaware Limited Liability Company Act.

        "Delaware LP Act" means the Delaware Revised Uniform Limited Partnership Act.

        "Encumbrance" means any mortgage, pledge, lien, encumbrance, charge, or other security interest.

        "Equity Interests" means (a) with respect to a corporation, any and all shares of capital stock and any Commitments with respect thereto, (b) with respect to a partnership, limited liability company, trust or similar Person, any and all units, interests or other partnership/limited liability company interests, and any Commitments with respect thereto, and (c) any other direct or indirect equity ownership or participation in a Person.

        "Exchange Act" means the Securities Exchange Act of 1934.

        "Exchange Ratio" means the quotient resulting from the division of (a) 245,500,000 by (b) 653,758,644 (as such figure may be reduced prior to Closing to account for the forfeiture of any AAP Class B Units during the period between the date hereof and the Closing Date).

        "Existing Owners" means the Persons identified on Schedule 1.1(a).

        "Governmental Authority" means any legislature, agency, bureau, branch, department, division, commission, court, tribunal, magistrate, justice, multi-national organization, quasi-governmental body, or other similar recognized organization or body of any federal, state, county, municipal, local, or foreign government or other similar recognized organization or body exercising similar powers or authority having competent jurisdiction.

        "GP LLC" is defined in the Preamble.

        "GP LLC Agreement" means the Sixth Amended and Restated Limited Liability Company Agreement of GP LLC, dated as of October 21, 2013, as amended by Amendment No. 1 thereto, dated as of January 28, 2016.

        "GP LLC Conflicts Committee" means a committee of the board of directors of GP LLC satisfying the requirements of a "Conflicts Committee" set forth in the PAA Partnership Agreement and in the GP LLC Agreement.

        "GP LLC Membership Interests" is defined in the Recitals.

        "IDR Redemption and Exchange" is defined in Section 2.5(b).

        "Indirect PAA GP Capacity" means the capacity in which GP LLC is acting when it takes action as the general partner of AAP, in AAP's capacity as the sole member of PAA GP, in PAA GP's capacity as the general partner of PAA.

        "Intended Tax Treatment" is defined in Section 2.10(a).

        "Jefferies" is defined in Section 3.5(f).

        "Law" means any law (statutory, common, or otherwise), constitution, treaty, convention, ordinance, equitable principle, code, rule, regulation, executive order, or other similar authority enacted, adopted, promulgated, or applied by any Governmental Authority, each as amended and now and hereinafter in effect.

        "Non-Contribution Revolver Borrowings" means amounts included in the AAP Assumed Debt that are attributable to the outstanding balance of the AAP Revolving Credit Facility to the extent not attributable under Temporary Treasury Regulations Section 1.163-8T solely to capital contributions to PAA to satisfy PAA GP's contribution obligations under the PAA Partnership Agreement.

        "Non-Economic PAA General Partner Interest" is defined in Section 2.5(c).

        "NYSE" means the New York Stock Exchange.

        "Omnibus Agreement" is defined in Section 2.9(a)(ii).

        "Order" means any order, writ, injunction, decree, ruling, compliance or consent order or decree, settlement agreement, schedule and similar binding legal agreement issued by or entered into with a Governmental Authority.

        "Outside Date" is defined in Section 6.1(b)(i).

        "PAA" is defined in the Preamble.

        "PAA Common Unit" means a common unit representing a limited partner interest in PAA and having the rights and obligations specified in the PAA Partnership Agreement.

        "PAA Common Unit Consideration" is defined in Section 2.5(a).

        "PAA General Partner Interest" is defined in the Recitals.

        "PAA General Partner Interest Recapitalization" is defined in Section 2.5(c).

        "PAA GP" is defined in the Preamble.

        "PAA GP LLC Agreement" means the Limited Liability Company Agreement of PAA GP, dated as of December 28, 2007.

        "PAA GP Membership Interests" is defined in the Recitals.

        "PAA IDRs" is defined in the Recitals.

        "PAA Partnership Agreement" means the Fifth Amended and Restated Agreement of Limited Partnership of PAA dated as of January 28, 2016, as amended by Amendment No. 1 thereto, dated as of July 10, 2016.

        "PAA SEC Reports" means the forms, reports, schedules, registration statements and other documents filed with or furnished to the SEC by PAA and PAGP on or after January 1, 2015 and prior to the date of this Agreement.

        "PAA Series A PIK Units" has the meaning given to the term "Series A PIK Units" in the PAA Partnership Agreement.

        "PAA Series A Preferred Unit" means a Series A Preferred Unit representing a limited partner interest in PAA and having the rights and obligations specified in the PAA Partnership Agreement.

        "PAA/AAP Interest Restructuring" means collectively the PAA General Partner Interest Recapitalization, the IDR Redemption and Exchange and the assumption of the AAP Assumed Debt pursuant to Section 2.5(d).

        "PAGP" is defined in the Preamble.

        "PAGP Class A Shares" means Class A Shares representing limited partner interests in PAGP and having the rights and obligations specified in the PAGP Partnership Agreement.

        "PAGP Class B Shares" means Class B Shares representing limited partner interests in PAGP and having the rights and obligations specified in the PAGP Partnership Agreement.

        "PAGP Class C Share Issuance" is defined in Section 2.8.

        "PAGP Class C Shares" is defined in Section 2.8.

        "PAGP General Partner Interest" is defined in the Recitals.

        "PAGP GP" is defined in the Preamble.

        "PAGP GP Board" is defined in the Recitals.

        "PAGP GP Board Recommendation" is defined in Section 4.1(c).

        "PAGP GP Company Units" is defined in the Recitals.

        "PAGP GP LLC Agreement" means the Amended and Restated Limited Liability Company Agreement of PAGP GP, dated as of October 21, 2013, as amended by Amendment No. 1 thereto, dated as of December 31, 2013.

        "PAGP GP Reverse Unit Split" means a reverse split of the outstanding PAGP GP Company Units at a ratio such that, to the greatest extent possible, following the completion of such reverse split (after taking into account any rounding mechanics utilized in such split), the number of outstanding PAGP GP Company Units held by each holder of such units shall equal the product of (i) the number of PAGP GP Company Units held by such holder immediately prior to the split and (ii) the Exchange Ratio.

        "PAGP Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of PAGP, dated as of October 21, 2013.

        "PAGP Reverse Stock Split" means a reverse split of the outstanding PAGP Class A Shares and PAGP Class B Shares at a ratio such that, to the greatest extent possible, following the completion of such reverse split (after taking into account any rounding mechanics utilized in such split), the number of outstanding PAGP Class A Shares or PAGP Class B Shares, as applicable, held by each holder of such partnership interests shall equal the product of (i) the number of PAGP Class A Shares or PAGP Class B Shares, as applicable, held by such holder immediately prior to the split and (ii) the Exchange Ratio.

        "PAGP Reverse Stock Split Effective Time" is defined in Section 2.7(a).

        "Party" and "Parties" is defined in the Preamble.

        "Person" means any individual or entity, including any firm, corporation, partnership (general or limited), limited liability company, trust, joint venture, Governmental Authority or other entity.

        "Proxy Statement" is defined in Section 4.1(a).

        "Q3 Distribution Record Date" is defined in Section 4.10(a).

        "Q3 Distribution True-Up Amount" is defined in Section 4.10(a).

        "Registration Rights Agreement" is defined in Section 2.9(a)(i).

        "Representative" shall mean with respect to a Person, its directors, officers, employees, agents and representatives, including any investment banker, financial advisor, attorney, accountant or other advisor, agent or representative.

        "Required Shareholder Approval" means the affirmative vote of holders of a Share Majority (as such term is defined in the PAGP Partnership Agreement) in favor of the Shareholder Proposal.

        "Rights" shall mean, with respect to any Person, securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, or any options, calls or commitments relating to, Equity Interests of such Person.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933.

        "Series A Conversion Rate" has the meaning given such term in the PAA Partnership Agreement.

        "Shareholder Meeting" is defined in Section 4.1(b).

        "Shareholder Proposal" is defined in Section 4.1(b).

        "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which a majority of the Voting Interests are at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

        "Tax Opinion" is defined in Section 2.10(b).

        "Tax Opinion Certificate" is defined in Section 2.10(b).

        "Transaction Documents" means this Agreement, the Omnibus Agreement, the Registration Rights Agreement, the A&R PAA Partnership Agreement, the A&R AAP Partnership Agreement, the A&R GP LLC Agreement, the A&R PAGP Partnership Agreement, the A&R PAGP GP LLC Agreement, the A&R Administrative Agreement, the Voting Agreement, and each of the other documents and agreements to be delivered by the Parties in connection with the consummation of the Transactions.

        "Transactions" means the transactions contemplated by this Agreement and the other Transaction Documents, including each of the Transactions contemplated by Section 2.3 through Section 2.8.

        "Tudor Pickering" is defined in Section 3.1(f).

        "Voting Agreement" is defined in the Recitals.

        "Voting Interests" of any Person as of any date means (i) the equity interests of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances and are entitled to vote in the election of at least a majority of the board of directors, managers or trustees of such Person (regardless of whether, at the time, equity interests of any other class or classes shall have, or might have, voting power by reason of the occurrence of any contingency) or (ii) with respect to a partnership (whether general or limited), any general partner interest in such partnership.

        1.2    Certain Interpretive Matters.    In this Agreement:

          (a)   Any reference to a statute, regulation or Law will be deemed also to refer to any amendment thereto and all rules and regulations promulgated thereunder, in each case as of the date of such reference but not thereafter, unless the context expressly requires otherwise;

          (b)   Any reference to an agreement, instrument or document will be deemed to refer to that agreement, instrument or document as amended, restated, supplemented and otherwise modified from time to time, unless the context expressly requires otherwise;

          (c)   The words "include," "includes," and "including" will be deemed to be followed by "without limitation";

          (d)   Examples will not be construed to limit, expressly or by implication, the matter they illustrate;

          (e)   Any pronoun will include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs will include the plural and vice versa, unless the context otherwise expressly requires;

          (f)    The words "this Agreement," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited;

          (g)   The term "cost" includes expense and the term "expense" includes cost;

          (h)   The headings and titles herein are for convenience only and will have no significance in the interpretation hereof;

          (i)    Currency amounts referenced herein are in U.S. Dollars;

          (j)    Unless the context otherwise requires, all references to time mean time in Houston, Texas;

          (k)   Whenever this Agreement refers to a number of days, such number refers to calendar days unless Business Days are specified; and

          (l)    If a term is defined as one part of speech (such as a noun), it has a corresponding meaning when used as another part of speech (such as a verb).

ARTICLE II
THE CLOSING; CLOSING TRANSACTIONS

        2.1    The Closing.    Upon the terms and subject to the conditions of this Agreement, the closing of the Transactions (the "Closing") shall take place at 8:30 a.m., Houston, Texas time, on the first Business Day after satisfaction (or waiver in accordance with this Agreement) of the last to occur of the conditions set forth in Article V (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which shall be required to be so satisfied or (to the extent permitted by applicable law and this Agreement) waived on the Closing Date), at the offices of Vinson & Elkins L.L.P., in Houston, Texas, unless another date or place is agreed to in writing by the Parties.

        2.2    Closing Transactions; Order of Closing Transactions.    At the Closing, upon the terms and subject to the conditions of this Agreement, the Transactions shall be consummated as set forth in this Article II. The Transactions provided for in this Article II shall be completed in the order set forth below, with each Transaction in Section 2.3 through Section 2.8 occurring immediately following and conditioned upon the consummation of the prior Transaction (except in the case of the adoption of the governance documents pursuant to Section 2.6, which shall be deemed to have occurred at such time, if any, as is necessary to consummate any earlier Transaction), and the deliveries set forth in Section 2.9 occurring immediately thereafter or, to the extent necessary to consummate any earlier Transaction contemplated by Section 2.3 through Section 2.8, at the time of such earlier Transaction.

        2.3    Contribution of AAP Class A Units from PAGP to GP LLC.    PAGP shall, and effective as of and contingent upon the Closing, hereby does, contribute and assign to GP LLC a number of AAP Class A Units representing 1.0% of all of the AAP Class A Units then held by PAGP (the "Contributed AAP Units"). GP LLC shall, and effective as of and contingent upon the Closing, hereby (a) accepts such Contributed AAP Units as a contribution to the capital of GP LLC, (b) agrees to be bound by the AAP Partnership Agreement as a limited partner of AAP and (c) is admitted as a limited partner of AAP with respect to the Contributed AAP Units.

        2.4    Election to Treat GP LLC as a Corporation for U.S. Federal Income Tax Purposes.    GP LLC shall file a valid election on Internal Revenue Service Form 8832 for GP LLC to be treated for U.S. federal income tax purposes as an entity that is regarded as separate from its owner, to be effective on the Closing Date or as promptly as practicable thereafter.

        2.5    Redemption of PAA IDRs by PAA in Exchange for PAA Common Units; Recapitalization of PAA General Partner Interest.

          (a)   As consideration for the IDR Redemption and Exchange contemplated by Section 2.5(b), the PAA General Partner Interest Recapitalization contemplated by Section 2.5(c) and the performance by the other Parties hereto of their respective obligations hereunder and under the various Transaction Documents, PAA agrees to (i) perform its obligations hereunder and under the various Transaction Documents to which it is a party and (ii) issue to AAP a total of up to 245,500,000 PAA Common Units (the "PAA Common Unit Consideration"). Effective as of and contingent upon the Closing, PAA shall issue to AAP a number of PAA Common Units equal to the PAA Common Unit Consideration less a number of PAA Common Units equal to the number of PAA Common Units that are issuable pursuant to Section 4.2(c)(i) of the Omnibus Agreement (assuming that each AAP Class B Unit issued and outstanding as of the Closing Date that is not an AAP Earned Unit (as defined in the Omnibus Agreement) as of the Closing Date becomes an AAP Earned Unit after the Closing Date).

          (b)   PAA shall, and effective as of and contingent upon the Closing, and concurrently with the issuance of the PAA Common Unit Consideration, hereby does, exchange the PAA IDRs for PAA Common Units by redeeming all of AAP's right, title and interest in and to the PAA IDRs, free and clear of all liens in exchange for the issuance and delivery by PAA of the PAA Common Unit Consideration (together, the "IDR Redemption and Exchange"). Upon the consummation of the IDR Redemption and Exchange, the PAA IDRs shall be automatically and permanently cancelled without any further action by any Party.

          (c)   The PAA General Partner Interest shall, effective as of and contingent upon the Closing, and concurrently with the IDR Redemption and Exchange, be automatically converted into a non-economic general partner interest in PAA (the "Non-Economic PAA General Partner Interest"), as set forth in the Sixth Amended and Restated Agreement of Limited Partnership of PAA (in substantially the form attached as Exhibit A hereto, the "A&R PAA Partnership Agreement") in exchange for the issuance and delivery by PAA of the PAA Common Unit Consideration as contemplated in Section 2.5(a) (such conversion and issuance, together, the "PAA General Partner Interest Recapitalization").

          (d)   Concurrently with the other transactions contemplated by this Section 2.5, (i) AAP shall, after establishing such reserves as may be necessary to satisfy any expenses payable by AAP, PAGP or PAGP GP in connection with the Transactions, apply any remaining cash balances towards the balance then due and payable under the AAP Credit Agreement, and (ii) PAA shall assume all remaining outstanding indebtedness, obligations and liabilities under the AAP Credit Agreement and any related collateral or other agreements and shall cause to be terminated and released all applicable obligations and liabilities of AAP related to the AAP Credit Agreement and such other agreements.

        2.6    Adoption of Amended and Restated Governance Documents.    Effective as of and contingent upon the Closing:

          (a)   PAA GP, as the general partner of PAA, shall execute and deliver, and together with GP LLC, AAP, PAGP and PAGP GP, shall cause to be adopted, the A&R PAA Partnership Agreement, which shall reflect and give effect to, among other things, the PAA General Partner Interest Recapitalization and the cancellation of the PAA IDRs in accordance with Section 2.5.

          (b)   GP LLC, as the general partner of AAP, shall execute and deliver and cause to be adopted the Eighth Amended and Restated Limited Partnership Agreement of AAP, in substantially the form attached hereto as Exhibit B (the "A&R AAP Partnership Agreement").

          (c)   PAGP GP, as the general partner of PAGP, shall execute and deliver and cause to be adopted the Second Amended and Restated Agreement of Limited Partnership of PAGP, in substantially the form attached hereto as Exhibit C (the "A&R PAGP Partnership Agreement").

          (d)   PAGP, as the sole member of GP LLC, shall execute and deliver and cause to be adopted the Seventh Amended and Restated Limited Liability Company Agreement of GP LLC, in substantially the form attached as Exhibit D hereto (the "A&R GP LLC Agreement").

          (e)   PAGP GP shall execute and deliver and cause to be adopted the Second Amended and Restated Limited Liability Company Agreement of PAGP GP, in substantially the form attached hereto as Exhibit E (the "A&R PAGP GP LLC Agreement").

        2.7    Reverse Unit/Stock Splits.    Effective as of and contingent upon the Closing:

          (a)   PAGP GP and PAGP shall take all actions necessary to complete the PAGP Reverse Stock Split, to be effective upon the opening of trading of the PAGP Class A Shares on the NYSE on the Closing Date or as promptly as practicable thereafter (the "PAGP Reverse Stock Split Effective Time").

          (b)   GP LLC and AAP shall take all actions necessary to complete the AAP Reverse Unit Split to be effective at the PAGP Reverse Stock Split Effective Time.

          (c)   The Board of Directors of PAGP GP and PAGP GP shall take all actions necessary to complete the PAGP GP Reverse Unit Split, to be effective at the PAGP Reverse Stock Split Effective Time.

        2.8    Issuance of PAGP Class C Shares.    PAGP shall, and effective as of and contingent upon the Closing hereby does, issue to PAA newly created Class C shares representing limited partner interests in PAGP, having the rights and preferences of "Class C Shares" as contemplated by the A&R PAGP Partnership Agreement (the "PAGP Class C Shares"). The number of PAGP Class C Shares issued at Closing pursuant to this Section 2.8 shall equal the sum of (a) the number of outstanding PAA Common Units at such time (excluding any PAA Common Units constituting part of the PAA Common Unit Consideration) and (b) the number of PAA Common Units issuable as of such time assuming the conversion of all outstanding PAA Series A Preferred Units at the then applicable Series A Conversion Rate (such issuance, the "PAGP Class C Share Issuance"). PAGP GP shall, as the registrar with respect to such PAGP Class C Shares, cause the issuance thereof and the admission of PAA as a limited partner of PAGP with respect to such PAGP Class C Shares to be recorded in the books and records of PAGP and PAGP GP.

        2.9    Closing Deliverables.    At or prior to the Closing, the applicable Parties will deliver or cause to be delivered, the documents as set forth herein.

          (a)   PAA shall deliver:

              (i)  to the other parties thereto, a counterpart of the Registration Rights Agreement, in substantially the form attached as Exhibit F hereto (the "Registration Rights Agreement"), duly executed by PAA;

             (ii)  to the other parties thereto, a counterpart of the Omnibus Agreement, in substantially the form attached as Exhibit G hereto (the "Omnibus Agreement") duly executed by PAA;

            (iii)  to the other parties thereto, a counterpart of the Amended and Restated Administrative Agreement, in substantially the form attached as Exhibit H hereto (the "A&R Administrative Agreement"), duly executed by PAA;

            (iv)  to AAP, evidence reasonably satisfactory to AAP of the book-entry issuance of the portion of the PAA Common Unit Consideration to be issued and delivered at Closing, which book-entry issuances may reflect customary legends or similar notations that such PAA Common Units are subject to trading restrictions under applicable Law;

             (v)  to AAP, evidence reasonably satisfactory to AAP that PAA has assumed AAP's obligations under the AAP Credit Agreement and that AAP's obligations thereunder have been terminated, in each case in accordance with Section 2.5(d); and

            (vi)  to the other Parties, an officer's certificate, dated the Closing Date, to the effect that (i) the representations and warranties of PAA set forth in this Agreement are true and correct in all material respects on the Closing Date as though made at and as of the Closing Date (unless expressly made as of an earlier date, in which case, as of such earlier date) and (ii) PAA has complied in all material respects with each of the covenants in this Agreement required to be complied with by such Party prior to the Closing.

          (b)   PAA GP shall deliver:

              (i)  to the other parties thereto, a counterpart of the Omnibus Agreement, duly executed by PAA GP;

             (ii)  to the other parties thereto, a counterpart of the A&R Administrative Agreement, duly executed by PAA GP;

            (iii)  the A&R PAA Partnership Agreement, duly executed by PAA GP (in its capacity as the general partner of PAA and on behalf of the limited partners of PAA pursuant to powers of attorney granted to PAA GP); and

            (iv)  to the other Parties, an officer's certificate, dated the Closing Date, to the effect that (i) the representations and warranties of PAA GP set forth in this Agreement are true and correct in all material respects on the Closing Date as though made at and as of the Closing Date (unless expressly made as of an earlier date, in which case, as of such earlier date) and (ii) PAA GP has complied in all material respects with each of the covenants in this Agreement required to be complied with by such Party prior to the Closing.

          (c)   AAP shall deliver:

              (i)  to the other parties thereto, a counterpart of the Registration Rights Agreement, duly executed by AAP;

             (ii)  to the other parties thereto, a counterpart of the Omnibus Agreement, duly executed by AAP;

            (iii)  to the other parties thereto, a counterpart of the A&R Administrative Agreement, duly executed by AAP;

            (iv)  to PAA, evidence reasonably satisfactory to PAA that AAP has applied any cash balances towards the repayment of the amount owed by AAP under the AAP Credit Agreement as contemplated by Section 2.5(d) and that, except as disclosed in Section 3.3(f) or as incurred in accordance with Section 4.4(b), there are no outstanding indebtedness, obligations and liabilities under the AAP Credit Agreement; and

             (v)  to the other Parties, an officer's certificate, dated the Closing Date, to the effect that (i) the representations and warranties of AAP set forth in this Agreement are true and correct in all material respects on the Closing Date as though made at and as of the Closing Date (unless expressly made as of an earlier date, in which case, as of such earlier date), (ii) AAP has complied in all material respects with each of the covenants in this Agreement required to be complied with by such Party prior to the Closing and (iii) all of the approvals required under the AAP Credit Agreement in order to consummate the Transactions have been obtained.

          (d)   GP LLC shall deliver:

              (i)  to the other parties thereto, a counterpart of the Omnibus Agreement, duly executed by GP LLC;

             (ii)  to the other parties thereto, a counterpart of the A&R Administrative Agreement, duly executed by GP LLC;

            (iii)  to the other parties thereto, the A&R AAP Partnership Agreement, duly executed by GP LLC; and

            (iv)  to the other Parties, an officer's certificate, dated the Closing Date, to the effect that (i) the representations and warranties of GP LLC set forth in this Agreement are true and correct in all material respects on the Closing Date as though made at and as of the Closing Date (unless expressly made as of an earlier date, in which case, as of such earlier date) and (ii) GP LLC has complied in all material respects with each of the covenants in this Agreement required to be complied with by such Party prior to the Closing.

          (e)   PAGP shall deliver:

              (i)  to the other parties thereto, a counterpart of the Omnibus Agreement, duly executed by PAGP;

             (ii)  to the other parties thereto, a counterpart of the A&R Administrative Agreement, duly executed by PAGP;

            (iii)  the A&R GP LLC Agreement, duly executed by PAGP;

            (iv)  to PAA, evidence reasonably satisfactory to PAA of the book-entry issuance to PAA of the PAGP Class C Shares issuable in the PAGP Class C Share Issuance;

             (v)  to GP LLC, documentation reasonably satisfactory to GP LLC necessary to reflect the contribution of the Contributed AAP Units to GP LLC in accordance with Section 2.3; and

            (vi)  to the other Parties, an officer's certificate, dated the Closing Date, to the effect that (i) the representations and warranties of PAGP set forth in this Agreement are true and correct in all material respects on the Closing Date as though made at and as of the Closing Date (unless expressly made as of an earlier date, in which case, as of such earlier date) and (ii) PAGP has complied in all material respects with each of the covenants in this Agreement required to be complied with by such Party prior to the Closing.

          (f)    PAGP GP shall deliver:

              (i)  to the other parties thereto, a counterpart of the Omnibus Agreement, duly executed by PAGP GP;

             (ii)  to the other parties thereto, a counterpart of the A&R Administrative Agreement, duly executed by PAGP GP;

            (iii)  the A&R PAGP GP LLC Agreement, duly executed by PAGP;

            (iv)  the A&R PAGP Partnership Agreement, duly executed by PAGP GP (in its capacity as the general partner of PAGP); and

             (v)  to the other Parties, an officer's certificate, dated the Closing Date, to the effect that (i) the representations and warranties of PAGP GP set forth in this Agreement are true and correct in all material respects on the Closing Date as though made at and as of the Closing Date (unless expressly made as of an earlier date, in which case, as of such earlier date) and (ii) PAGP GP has complied in all material respects with each of the covenants in this Agreement required to be complied with by such Party prior to the Closing.

        2.10    Intended Tax Treatment, Tax Opinion and Common Unit Fungibility.

          (a)   The Parties intend that the PAA/AAP Interest Restructuring will be treated for U.S. federal income tax purposes as set forth below in this Section 2.10(a) (the "Intended Tax Treatment"). Each Party shall, and shall cause its controlled Affiliates to, file all tax returns and other reports consistent with the Intended Tax Treatment, unless required by Law to do otherwise.

              (i)  The PAA/AAP Interest Restructuring will be treated as either (A) a transaction described in Section 721 of the Code in a manner consistent with Revenue Ruling 84-52, 1984-1 C.B. 157, and the AAP Assumed Debt will be treated as "qualified liabilities" under Treas. Reg. § 1.707-5(a)(6), or (B) a readjustment of partnership items among existing partners of a partnership not involving a sale or exchange. As a result, no gain or loss will be recognized by PAA or its partners except (A) in the case of the existing owners of PAA Common Units, to the extent any gain is recognized as a result of the PAA/AAP Interest Restructuring causing a decrease in their share of PAA liabilities under Section 752 of the Code and (B) in the case of AAP, to the extent (1) any gain results from the assumption of the Non-Contribution Revolver Borrowings, or (2) the AAP Assumed Debt exceeds AAP's basis in its PAA Common Units received in the PAA/AAP Interest Restructuring after taking into account any adjustments resulting from the PAA/AAP Interest Restructuring in its share of PAA liabilities under Section 752 outstanding after the completion of all of the Transactions.

             (ii)  The PAA/AAP Interest Restructuring will result in an adjustment to the capital accounts of PAA's partners and the carrying values of PAA's properties in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f).

            (iii)  Following the Transactions, AAP's aggregate basis in its PAA Common Units and non-economic PAA general partner interest received in the PAA/AAP Interest Restructuring will equal its aggregate basis in the PAA General Partner Interest and PAA IDRs immediately prior to Closing, decreased by the AAP Assumed Debt, increased by its share of PAA liabilities under Section 752 (after taking into account any adjustments resulting from the Transactions), and increased by gain, if any, recognized by AAP as a result of the PAA/AAP Interest Restructuring.

          (b)   PAA and PAGP have received the opinion of Vinson & Elkins LLP dated as of the date hereof (the "Tax Opinion") that the PAA/AAP Interest Restructuring should receive the Intended Tax Treatment. Such opinion is based upon, among other things, the representations set forth in the "Tax Opinion Certificate" attached as Exhibit I hereto.

          (c)   Upon a subsequent transfer in a fully taxable transaction to a transferee that is unrelated to the transferor, it is contemplated that each PAA Common Unit issued pursuant to the PAA/AAP Interest Restructuring should in the hands of such transferee have, as a substantive matter, like intrinsic economic and federal income tax characteristics, in all material respects, to the intrinsic economic and federal income tax characteristics of any other PAA Common Unit the transferee otherwise may have acquired at the same time and at the same price ("Common Unit Fungibility") and PAA GP (i) will exercise its authority and discretion to the maximum extent permitted under the PAA Partnership Agreement in order to ensure Common Unit Fungibility and (ii) upon a subsequent transfer in a fully taxable transaction will treat each PAA Common Unit issued pursuant to the PAA/AAP Interest Restructuring acquired by such transferee as having, as a substantive matter, like intrinsic economic and federal income tax characteristics, in all material respects, to the intrinsic economic and federal income tax characteristics of any other PAA Common Unit the transferee otherwise may have acquired at the same time and at the same price.

          (d)   Each Party represents that neither it nor any of its Subsidiaries is aware of any fact that is in existence on the date hereof or may reasonably be expected to occur on or prior to the Closing, or has taken or agreed to take any action, that would reasonably be expected to prevent or impede (i) the PAA/AAP Interest Restructuring from qualifying for the Intended Tax Treatment, (ii) the representation in the Tax Opinion Certificate from being true and correct on the date hereof or on the Closing Date, or (iii) the achievement of Common Unit Fungibility.

          (e)   Each Party agrees to use its reasonable best efforts to cause the representations in the Tax Opinion Certificate to continue to be true and correct at Closing, including by not taking or failing to take any action which action or failure to act such party knows is reasonably likely to prevent the representations in the Tax Opinion Certificate to continue to be true and correct at Closing.

          (f)    Each Party agrees to use its reasonable best efforts to (i) cause the PAA/AAP Interest Restructuring to qualify for the Intended Tax Treatment, and (ii) cause the achievement of Common Unit Fungibility, including by not taking or failing to take any action which action or failure to act such party knows is reasonably likely to prevent such qualification or achievement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of PAA.    PAA hereby represents and warrants to the other Parties hereto as follows:

          (a)    Organization, Standing and Authority.    PAA (i) is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted, (ii) is duly qualified to do business, and is in good standing, in each of the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and (iii) has in effect all federal, state, local and foreign governmental authorizations and permits necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted; except, in the instance of clauses (ii) through (iii) above, where the failure to be so qualified or in good standing, or to have in effect all such governmental authorizations and permits would not, individually or in the aggregate, be material to PAA and its Subsidiaries, taken as a whole.

          (b)    Capitalization.    As of the date hereof, there are 397,736,728 PAA Common Units (excluding 2,769,764 unvested phantom units issued under PAA's long-term incentive plan), 61,888,566 PAA Series A Preferred Units, the PAA IDRs, and the PAA General Partner Interest issued and outstanding, which collectively constitute all of the issued and outstanding Equity Interests of PAA. The limited partner interests represented by the PAA Common Units and the PAA Series A Preferred Units have been duly authorized and validly issued in accordance with the PAA Partnership Agreement and are fully paid (to the extent required under the PAA Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607, and 17-804 of the Delaware LP Act). The general partner interest represented by the PAA General Partner Interest has been duly authorized and validly issued in accordance with the PAA Partnership Agreement. Except as expressly contemplated by this Agreement, otherwise disclosed in the PAA SEC Reports or pursuant to PAA's long-term incentive plan, employee benefit plans, qualified stock option plans or employee compensation plans, there are no issued or outstanding Commitments of PAA GP or PAA with respect to any equity securities of PAA and neither PAA GP nor PAA has any commitment to authorize, issue or sell any such equity securities or Commitments.

          (c)    Subsidiaries.    Each of PAA's Subsidiaries has the entity power and authority to carry on its business as it is now being conducted and to own all its properties and assets, except as would not (individually or in the aggregate) reasonably be expected to be material to PAA and its Subsidiaries, taken as a whole.

          (d)    Authority.    Assuming the accuracy of the representations and warranties set forth in Section 3.2(d), Section 3.3(d), Section 3.4(d), Section 3.5(d) and Section 3.6(d) , this Agreement and the matters contemplated hereby, including, to the extent applicable, the Transactions and the Transaction Documents, have been authorized by all necessary limited partnership action by PAA, and this Agreement has been, and each other Transaction Document to be executed or delivered by PAA will be at the time it is delivered, duly executed and delivered and is or, when delivered will be, a legal, valid and binding agreement of PAA, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles).

          (e)    No Defaults.    Subject to required filings under federal and state securities Laws and compliance with the rules and regulations of the NYSE, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the entrance by PAA into the Transaction Documents to which it is a party, do not and will not (i) constitute a breach or violation of, or result in a default (or an event that, with notice or lapse of time or both, would become a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, any note, bond, mortgage, indenture, deed of trust, license, franchise, lease, contract, agreement, joint venture or other instrument or obligation to which PAA or any of its Subsidiaries is a party or by which PAA or any of its Subsidiaries or properties is subject or bound that is material to PAA and its Subsidiaries, taken as a whole, (ii) constitute a breach or violation of, or a default under the PAA Partnership Agreement, (iii) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to PAA or any of its Subsidiaries, or (iv) result in the creation of any Encumbrance on any of PAA's (or any of its Subsidiaries') assets.

          (f)    No Brokers.    Except for the fees payable by PAA to Tudor Pickering Holt & Co LLC ("Tudor Pickering") and to Barclays Capital Inc. ("Barclays"), no action has been taken by or on behalf of PAA that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the matters contemplated hereby.

          (g)    Regulatory Approvals.    There are no material approvals of any Governmental Authority required to be obtained by PAA to consummate the matters contemplated by this Agreement (other than filings with and approvals by the SEC and the NYSE).

          (h)    Issuances of Common Units.    All PAA Common Units issued pursuant to this Agreement, including the PAA Common Unit Consideration, when so issued as provided in this Agreement or the Omnibus Agreement, will be duly authorized, validly issued, fully paid (to the extent required by the PAA Partnership Agreement or, upon its adoption, the A&R PAA Partnership Agreement, as applicable) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607, and 17-804 of the Delaware LP Act) and free of preemptive rights (except as provided in Section 5.9 of the PAA Partnership Agreement or, upon its adoption, the A&R PAA Partnership Agreement, as applicable) and will entitle such recipient thereof to all of the rights of a holder of PAA Common Units in accordance with the PAA Partnership Agreement (and, upon its adoption, the A&R PAA Partnership Agreement) and the Delaware LP Act.

        3.2    Representations and Warranties of PAA GP.    PAA GP hereby represents and warrants to the other Parties hereto as follows:

          (a)    Organization, Standing and Authority.    PAA GP (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted, (ii) is duly qualified to do business, and is in good standing, in each of the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and (iii) has in effect all federal, state, local and foreign governmental authorizations and permits necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted; except, in the instance of clauses (ii) through (iii) above, where the failure to be so qualified or in good standing, or to have in effect all such governmental authorizations and permits would not, individually or in the aggregate, be material to PAA GP.

          (b)    Capitalization.    The only Equity Interests of PAA GP issued and outstanding are the PAA GP Membership Interests. There are no issued or outstanding Commitments of PAA GP with respect to any equity securities of PAA GP and PAA GP does not have any commitment to authorize, issue or sell any such equity securities or Commitments. The limited liability company interests represented by the PAA GP Membership Interests have been duly authorized and validly issued in accordance with the PAA GP LLC Agreement and are fully paid (to the extent required under the PAA GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

          (c)    Ownership.    PAA GP owns beneficially and of record the PAA General Partner Interest, free and clear of all Encumbrances. Upon the consummation of the PAA General Partner Interest Recapitalization in accordance with the terms of this Agreement, PAA GP will own beneficially and of record the Non-Economic PAA General Partner Interest free and clear of all Encumbrances.

          (d)    Authority.    Assuming the accuracy of the representations and warranties set forth in Section 3.1(d), Section 3.3(d), Section 3.4(d), Section 3.5(d) and Section 3.6(d), this Agreement and the matters contemplated hereby, including, to the extent applicable, the Transactions and the Transaction Documents, have been authorized by all necessary limited liability company action by

  PAA GP, and this Agreement has been, and each other Transaction Document to be executed or delivered by PAA GP will be at the time it is delivered, duly executed and delivered and is or, when delivered, will be a legal, valid and binding agreement of PAA GP, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles).

          (e)    No Defaults.    Subject to required filings under federal and state securities Laws and compliance with the rules and regulations of the NYSE, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the entrance by PAA GP into the Transaction Documents to which it is a party, do not and will not (i) constitute a breach or violation of, or result in a default (or an event that, with notice or lapse of time or both, would become a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, any note, bond, mortgage, indenture, deed of trust, license, franchise, lease, contract, agreement, joint venture or other instrument or obligation to which PAA GP is a party or by which PAA GP is subject or bound that is material to PAA GP, (ii) constitute a breach or violation of, or a default under the PAA GP LLC Agreement, (iii) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to PAA or PAA GP or any of their respective Subsidiaries, or (iv) result in the creation of any Encumbrance on any of PAA GP's assets.

          (f)    No Brokers.    Excluding fees payable by any of the other Parties, no action has been taken by or on behalf of PAA GP that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the matters contemplated hereby.

          (g)    Regulatory Approvals.    There are no material approvals of any Governmental Authority required to be obtained by PAA GP to consummate the matters contemplated by this Agreement (other than filings with and approvals by the SEC and the NYSE).

          (h)    Private Placement.    PAA GP is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act. PAA has made available and PAA GP has reviewed such information as PAA GP considers necessary or appropriate to evaluate the risks and merits of an investment in PAA Common Units or other securities of PAA and the consummation of the Transactions. Any securities of PAA acquired by PAA GP pursuant to the Transactions are, except as contemplated by the Transactions, being acquired for PAA GP's own account, not as a nominee or agent, and with no intention of distributing such securities or any part thereof, and PAA GP has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any State.

        3.3    Representations and Warranties of AAP.    AAP hereby represents and warrants to the other Parties hereto as follows:

          (a)    Organization, Standing and Authority.    AAP (i) is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted, (ii) is duly qualified to do business, and is in good standing, in each of the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and (iii) has in effect all federal, state, local and foreign governmental authorizations and permits necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted; except, in the instance of clauses (ii) through (iii) above, where the failure to be so qualified or in good standing, or to have in effect all such governmental authorizations and permits would not, individually or in the aggregate, be material to AAP.

          (b)    Capitalization.    The only Equity Interests of AAP issued and outstanding are 640,730,181 AAP Class A Units, 13,840,461 AAP Class B Units and the AAP General Partner Interest, which collectively constitute all of the issued and outstanding Equity Interests of AAP. The limited partner interests represented by the AAP Class A Units and the AAP Class B Units have been duly authorized and validly issued in accordance with the AAP Partnership Agreement and are fully paid (to the extent required under the AAP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607, and 17-804 of the Delaware LP Act). The general partner interest represented by the AAP General Partner Interest has been duly authorized and validly issued in accordance with the AAP Partnership Agreement. Except as expressly contemplated by this Agreement, otherwise disclosed in the PAA SEC Reports or pursuant to employee benefit plans, qualified stock option plans or employee compensation plans, there are no issued or outstanding Commitments of AAP with respect to any equity securities of AAP and AAP has no commitment to authorize, issue or sell any equity securities or Commitments.

          (c)    Ownership.    AAP owns beneficially and of record all of the PAA IDRs, free and clear of all Encumbrances, other than Encumbrances under the AAP Credit Agreement which shall be eliminated immediately prior to Closing and Encumbrances provided for under the PAA Partnership Agreement. AAP owns beneficially and of record all of the PAA GP Membership Interests, free and clear of all Encumbrances, other than Encumbrances under the AAP Credit Agreement which shall be eliminated at Closing and Encumbrances provided for under the PAA GP LLC Agreement. Upon the consummation of the IDR Redemption and Exchange and the PAA General Partner Interest Recapitalization in accordance with the terms of this Agreement, AAP will own beneficially and of record the portion of the PAA Common Unit Consideration to be issued and delivered to AAP at Closing, free and clear of all Encumbrances (other than Encumbrances provided for under the PAA Partnership Agreement).

          (d)    Authority.    Assuming the accuracy of the representations and warranties set forth in Section 3.1(d), Section 3.2(d), Section 3.4(d), Section 3.5(d) and Section 3.6(d) , this Agreement and the matters contemplated hereby, including, to the extent applicable, the Transactions and the Transaction Documents, have been authorized by all necessary limited partnership action by AAP, and this Agreement has been, and each other Transaction Document to be executed or delivered by AAP will be at the time it is delivered, duly executed and delivered and is or, when delivered, will be a legal, valid and binding agreement of AAP, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles). To the extent required in connection with the consummation of the Transactions, all approvals required to be obtained from the limited partners of AAP have been obtained.

          (e)    No Defaults.    Subject to required filings under federal and state securities Laws, required approvals under the AAP Credit Agreement and compliance with the rules and regulations of the NYSE, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the entrance by AAP into the Transaction Documents to which it is a party, do not and will not (i) constitute a breach or violation of, or result in a default (or an event that, with notice or lapse of time or both, would become a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, any note, bond, mortgage, indenture, deed of trust, license, franchise, lease, contract, agreement, joint venture or other instrument or obligation to which AAP is a party or by which AAP or its properties is subject or bound that is material to AAP, (ii) constitute a breach or violation of, or a default under the AAP Partnership Agreement, (iii) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to AAP, or (iv) result in the creation of any Encumbrance on any of AAP's assets.

          (f)    AAP Credit Agreement.    As of the date of this Agreement, the amount of indebtedness outstanding under the AAP Term Loan is $550 million and the AAP Revolving Credit Facility is $43 million. Except as set forth in the previous sentence and with respect to any indebtedness incurred in accordance with Section 4.4(b) or Section 4.10, AAP is not liable for any other indebtedness, obligations or liabilities under the AAP Credit Agreement or any related collateral or other agreements.

          (g)    No Brokers.    Excluding fees payable by any of the other Parties, no action has been taken by or on behalf of AAP that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the matters contemplated hereby.

          (h)    Regulatory Approvals.    There are no material approvals of any Governmental Authority required to be obtained by AAP to consummate the matters contemplated by this Agreement (other than filings with and approvals by the SEC and the NYSE).

          (i)    Private Placement.    AAP is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act. PAA has made available and AAP has reviewed such information as AAP considers necessary or appropriate to evaluate the risks and merits of an investment in PAA Common Units or other securities of PAA and the consummation of the Transactions. Any securities of PAA acquired by AAP pursuant to the Transactions are, except as contemplated by the Transactions, being acquired for AAP's own account, not as a nominee or agent, and with no intention of distributing such securities or any part thereof, and AAP has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any State.

        3.4    Representations and Warranties of GP LLC.    GP LLC hereby represents and warrants to the other Parties hereto as follows:

          (a)    Organization, Standing and Authority.    GP LLC (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted, (ii) is duly qualified to do business, and is in good standing, in each of the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and (iii) has in effect all federal, state, local and foreign governmental authorizations and permits necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted; except, in the instance of clauses (ii) through (iii) above, where the failure to be so qualified or in good standing, or to have in effect all such governmental authorizations and permits would not, individually or in the aggregate, be material to GP LLC.

          (b)    Capitalization.    The only Equity Interests of GP LLC issued and outstanding are the GP LLC Membership Interests. Except as expressly contemplated by this Agreement, otherwise disclosed in the PAA SEC Reports or pursuant to employee benefit plans, qualified stock option plans or employee compensation plans, there are no issued or outstanding Commitments of GP LLC with respect to any equity securities of GP LLC and GP LLC does not have any commitment to authorize, issue or sell any equity securities or Commitments. The limited liability company interests represented by the GP LLC Membership Interests have been duly authorized and validly issued in accordance with the GP LLC Agreement and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

          (c)    Ownership.    GP LLC owns beneficially and of record the AAP General Partner Interest, free and clear of all Encumbrances (other than Encumbrances provided for under the AAP Partnership Agreement). Upon the consummation of the Transaction set forth in Section 2.3, GP LLC will own beneficially and of record the Contributed AAP Units, free and clear of all Encumbrances (other than Encumbrances provided for under the AAP Partnership Agreement).

          (d)    Authority.    Assuming the accuracy of the representations and warranties set forth in Section 3.1(d), Section 3.2(d), Section 3.3(d), Section 3.5(d) and Section 3.6(d) , this Agreement and the matters contemplated hereby, including, to the extent applicable, the Transactions and the Transaction Documents, have been authorized by all necessary limited liability company action by GP LLC (including, to the extent applicable, in its capacity as the general partner of AAP and in its Indirect PAA GP Capacity), and this Agreement has been, and each other Transaction Document to be executed or delivered by GP LLC will be at the time it is delivered, duly executed and delivered and is or, when delivered, will be a legal, valid and binding agreement of GP LLC, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles).

          (e)    No Defaults.    Subject to required filings under federal and state securities Laws and compliance with the rules and regulations of the NYSE, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the entrance by GP LLC into the Transaction Documents to which it is a party, do not and will not (i) constitute a breach or violation of, or result in a default (or an event that, with notice or lapse of time or both, would become a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, any note, bond, mortgage, indenture, deed of trust, license, franchise, lease, contract, agreement, joint venture or other instrument or obligation to which GP LLC is a party or by which GP LLC or its properties is subject or bound that is material to GP LLC, (ii) constitute a breach or violation of, or a default under the GP LLC Agreement, (iii) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to GP LLC, or (iv) result in the creation of any Encumbrance on any of GP LLC's assets.

          (f)    No Brokers.    Other than the fees owed by PAA or GP LLC to Tudor Pickering, as advisor to the GP LLC Conflicts Committee, and to Barclays, no action has been taken by or on behalf of GP LLC that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the matters contemplated hereby.

          (g)    Regulatory Approvals.    There are no material approvals of any Governmental Authority required to be obtained by GP LLC to consummate the matters contemplated by this Agreement (other than filings with and approvals by the SEC and the NYSE).

        3.5    Representations and Warranties of PAGP.    PAGP hereby represents and warrants to the other Parties hereto as follows:

          (a)    Organization, Standing and Authority.    PAGP (i) is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted, (ii) is duly qualified to do business, and is in good standing, in each of the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and (iii) has in effect all federal, state, local and foreign governmental authorizations and permits necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted; except, in the instance of clauses (ii) through (iii) above, where the failure to be so qualified or in good standing, or to have in effect all such governmental authorizations and permits would not, individually or in the aggregate, be material to PAGP.

          (b)    Capitalization.    As of the date hereof, the only Equity Interests of PAGP issued and outstanding are 267,032,219 PAGP Class A Shares (excluding 83,200 PAGP unvested phantom Class A Shares issued under PAGP's long-term incentive plan), 373,697,962 PAGP Class B Shares and the PAGP General Partner Interest, which collectively constitute all of the issued and outstanding Equity Interests of PAGP. The limited partner interests represented by the PAGP Class A Shares and the PAGP Class B Shares have been duly authorized and validly issued in accordance with the PAGP Partnership Agreement and are fully paid (to the extent required under the PAGP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607, and 17-804 of the Delaware LP Act). The general partner interest represented by the PAGP General Partner Interest has been duly authorized and validly issued in accordance with the PAGP Partnership Agreement. Except as expressly contemplated by this Agreement, otherwise disclosed in the PAA SEC Reports or pursuant to PAGP's long-term incentive plan, employee benefit plans, qualified stock option plans or employee compensation plans, there are no issued or outstanding Commitments of PAGP with respect to any equity securities PAGP and PAGP has no commitment to authorize, issue or sell any equity securities or Commitments.

          (c)    Ownership.    PAGP owns beneficially and of record 267,032,219 AAP Class A Units, free and clear of all Encumbrances (other than Encumbrances provided for under the AAP Partnership Agreement). PAGP owns beneficially and of record 254,037,317 PAGP GP Company Units, free and clear of all Encumbrances (other than Encumbrances provided for under the PAGP GP LLC Agreement). PAGP owns beneficially and of record all of the GP LLC Membership Interests, free and clear of all Encumbrances (other than Encumbrances provided for under the GP LLC Agreement).

          (d)    Authority.    Assuming the accuracy of the representations and warranties set forth in Section 3.1(d), Section 3.2(d), Section 3.3(d), Section 3.4(d) and Section 3.6(d), this Agreement and the matters contemplated hereby, including, to the extent applicable, the Transactions and the Transaction Documents have, subject to receipt of the Required Shareholder Approval, been authorized by all necessary limited partnership action by PAGP, and this Agreement has been, and each other Transaction Document to be executed or delivered by PAGP will be at the time it is delivered, duly executed and delivered and is or, when delivered, will be a legal, valid and binding agreement of PAGP, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles). Prior to the execution of this Agreement, limited partners of PAGP holding, in the aggregate, interests constituting a Share Majority (as such term is defined in the PAGP Partnership Agreement), have executed and delivered the Voting Agreement with respect to this Agreement and the Transactions.

          (e)    No Defaults.    Subject to required filings under federal and state securities Laws and compliance with the rules and regulations of the NYSE, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the entrance by PAGP into the Transaction Documents to which it is a party, do not and will not (i) constitute a breach or violation of, or result in a default (or an event that, with notice or lapse of time or both, would become a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, any note, bond, mortgage, indenture, deed of trust, license, franchise, lease, contract, agreement, joint venture or other instrument or obligation to which PAGP is a party or by which PAGP or its properties is subject or bound that is material to PAGP, (ii) constitute a breach or violation of, or a default under the PAGP Partnership Agreement, (iii) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to PAGP, or (iv) result in the creation of any Encumbrance on any of PAGP's assets.

          (f)    No Brokers.    Except for the fees payable to Jefferies LLC ("Jefferies") and Barclays, no action has been taken by or on behalf of PAGP that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the matters contemplated hereby.

          (g)    Regulatory Approvals.    There are no material approvals of any Governmental Authority required to be obtained by PAGP to consummate the matters contemplated by this Agreement (other than filings with and approvals by the SEC and the NYSE).

          (h)    Private Placement.    PAGP is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act. PAA has made available and PAGP has reviewed such information as PAGP considers necessary or appropriate to evaluate the risks and merits of an investment in PAA Common Units or other securities of PAA and the consummation of the Transactions. Any securities of PAA acquired by PAGP pursuant to the Transactions are, except as contemplated by the Transactions, being acquired for PAGP's own account, not as a nominee or agent, and with no intention of distributing such securities or any part thereof, and PAGP has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any State.

          (i)    Issuances of Class C Shares.    The PAGP Class C Shares issued pursuant to this Agreement, when so issued as provided in this Agreement, will be duly authorized, validly issued, fully paid (to the extent required by the PAGP Partnership Agreement or, upon its adoption, the A&R PAGP Partnership Agreement, as applicable) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607, and 17-804 of the Delaware LP Act) and free of preemptive rights and will entitle such recipient thereof to all of the rights of a holder of PAGP Class C Shares in accordance with the PAGP Partnership Agreement (or, upon its adoption, the A&R PAGP Partnership Agreement) and the Delaware LP Act.

          (j)    Proxy Statement.    The Proxy Statement will, when definitively filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. At the time the Proxy Statement and any amendments or supplements thereto are first mailed to the holders of PAGP Class A Shares and PAGP Class B Shares and at the time the Shareholder Proposal is submitted to such holders, the Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 3.5(j) will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by the other Parties or any of their respective representatives or advisors specifically for use or incorporation by reference therein.

        3.6    Representations and Warranties of PAGP GP.    PAGP GP hereby represents and warrants to the other Parties hereto as follows:

          (a)    Organization, Standing and Authority.    PAGP GP (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite entity power and authority to own, operate and lease its properties and to carry on its business as now conducted, (ii) is duly qualified to do business, and is in good standing, in each of the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and (iii) has in effect all federal, state, local and foreign governmental authorizations and permits necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted; except, in the instance of clauses (ii) through (iii) above, where the failure to be so qualified or in good standing, or to have in effect all such governmental authorizations and permits would not, individually or in the aggregate, be material to PAGP GP.

          (b)    Capitalization.    The only Equity Interests of PAGP GP issued and outstanding are 605,845,150 PAGP GP Company Units. Except as expressly contemplated by this Agreement, otherwise disclosed in the PAA SEC Reports or pursuant to employee benefit plans, qualified stock option plans or employee compensation plans, there are no issued or outstanding Commitments of PAGP GP with respect to any equity securities of PAGP GP and PAGP GP does not have any commitment to authorize, issue or sell any equity securities or Commitments. The limited liability company interests represented by the PAGP GP Company Units have been duly authorized and validly issued in accordance with the PAGP GP LLC Agreement and are fully paid (to the extent required under the PAGP GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act).

          (c)    Ownership.    PAGP GP owns beneficially and of record the PAGP General Partner Interest, free and clear of all Encumbrances (other than Encumbrances provided for under the PAGP Partnership Agreement).

          (d)    Authority.    Assuming the accuracy of the representations and warranties set forth in Section 3.1(d), Section 3.2(d), Section 3.3(d), Section 3.4(d) and Section 3.5(d) , this Agreement and the matters contemplated hereby, including, to the extent applicable, the Transactions and the Transaction Documents, have been authorized by all necessary limited liability company action by PAGP GP (including, to the extent applicable, in its capacity as the general partner of PAGP), and this Agreement has been, and each other Transaction Document to be executed or delivered by PAGP GP will be at the time it is delivered, duly executed and delivered and is or, when delivered, will be a legal, valid and binding agreement of PAGP GP, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles). The amendments to the provisions of PAGP GP LLC Agreement set forth in Article IV thereof contemplated by the A&R PAGP GP LLC Agreement have been approved by a majority of the Independent Directors (as such term is defined in the PAGP GP LLC Agreement) of PAGP GP. To the extent required in connection with the consummation of the Transactions, all approvals required to be obtained from the members of PAGP GP have been obtained.

          (e)    No Defaults.    Subject to required filings under federal and state securities Laws and compliance with the rules and regulations of the NYSE, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the entrance by PAGP GP into the Transaction Documents to which it is a party, do not and will not (i) constitute a breach or violation of, or result in a default (or an event that, with notice or lapse of time or both, would become a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, any note, bond, mortgage, indenture, deed of trust, license, franchise, lease, contract, agreement, joint venture or other instrument or obligation to which PAGP GP is a party or by which PAGP GP or its properties is subject or bound that is material to PAGP GP, (ii) constitute a breach or violation of, or a default under the PAGP GP LLC Agreement, (iii) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to PAGP GP, or (iv) result in the creation of any Encumbrance on any of PAGP GP's assets.

          (f)    No Brokers.    Other than the fees owed by PAGP to Jefferies as advisor to the PAGP GP Board, and to Barclays, no action has been taken by or on behalf of PAGP GP that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the matters contemplated hereby.

ARTICLE IV
COVENANTS AND AGREEMENTS

        4.1    The Proxy Statement and the Shareholder Meeting.

          (a)   As promptly as reasonably practicable after the date hereof (and in any event within 20 Business Days after the date hereof), PAGP will prepare and file with the SEC a proxy statement containing the information specified in Schedule 14A of the Exchange Act with respect to the Transactions (the "Proxy Statement") in preliminary form. Unless the PAGP GP Board has made a Change of Recommendation in accordance with the provisions of this Agreement, the PAGP GP Board Recommendation shall be included in the Proxy Statement. The Parties will cooperate with each other in the preparation of the Proxy Statement, including with respect to any additional proxy soliciting materials of PAGP; without limiting the generality of the foregoing, the other Parties will furnish to PAGP the information relating to the other Parties required by the Exchange Act to be set forth in the Proxy Statement and such other information concerning such Party as may be reasonably requested by PAGP in connection with the preparation, filing and distribution of the Proxy Statement, and such Parties and their counsel will be given the opportunity to review and comment on the Proxy Statement (or any amendment or supplement thereto) prior to the filing thereof with the SEC. The Parties will each use their reasonable best efforts, after consultation with the other Parties, to respond promptly to any comments made by the SEC with respect to the Proxy Statement, and PAGP (i) shall provide the other Parties a reasonable opportunity to review and comment on such response and (ii) shall include in such response all comments reasonably proposed by the other Parties. PAGP will cause the Proxy Statement to be transmitted to the holders of PAGP Class A Shares and PAGP Class B Shares as promptly as practicable following the date on which the SEC confirms it has no further comments on the Proxy Statement.

          (b)   PAGP will advise the other Parties promptly after it receives notice of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the date of the Shareholder Meeting, any information relating to the Parties, or any of their respective affiliates, officers or directors, should be discovered by any Party that should be set forth in an amendment or supplement to the Proxy Statement, so that any of such documents would not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information will promptly notify the other Parties and an appropriate amendment or supplement describing such information will be promptly filed with the SEC and, to the extent required by Law, disseminated to the holders of PAGP Class A Shares and PAGP Class B Shares. PAGP will not mail any Proxy Statement, or any amendment or supplement thereto, with respect to which any Party reasonably objects to disclosure therein specifically regarding such Party or any Representative of such Party. Once the Shareholder Meeting has been called and noticed, PAGP will not postpone or adjourn the Shareholder Meeting without the consent of the other Parties, which consent will not be unreasonably withheld, conditioned or delayed, other than (i) for the absence of a quorum, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that PAGP has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated to and reviewed by the holders of PAGP Class A Shares and PAGP Class B Shares prior to the Shareholder Meeting, (iii) in the event PAGP has delivered any notice contemplated by Section 4.1(d) and the time periods contemplated by Section 4.1(d) have not expired or (iv) an adjournment or postponement of up to 10 Business Days to solicit additional proxies from holders of PAGP Class A Shares and PAGP Class B Shares; provided that in no event may the Shareholder Meeting be delayed to a date after the date that is two Business Days prior to the Outside Date.

          (c)   PAGP GP, as general partner of PAGP, will take, in accordance with applicable Law, NYSE rules and the PAGP Partnership Agreement, all action necessary to call, hold and convene an appropriate meeting of the holders of PAGP Class A Shares and PAGP Class B Shares (including any adjournment or postponement, the "Shareholder Meeting") to consider and vote upon a proposal to approve this Agreement and the Transactions and any other matters required to be approved by them for consummation of the matters contemplated hereby or thereby (the "Shareholder Proposal") as promptly as reasonably practicable after the filing of the Proxy Statement in definitive form with the SEC. Subject to any adjournment in accordance with Section 4.1(b), PAGP will convene and hold the Shareholder Meeting not later than 20 Business Days following the mailing of the Proxy Statement to the holders of PAGP Class A Shares and PAGP Class B Shares. Subject to Section 4.1(d), PAGP will take all reasonable lawful action to solicit approval of the Shareholder Proposal by the holders of PAGP Class A Shares and PAGP Class B Shares.

          (d)   The PAGP GP Board will recommend that the holders of PAGP Class A Shares and PAGP Class B Shares approve the Shareholder Proposal (the "PAGP GP Board Recommendation"). Notwithstanding the foregoing, at any time prior to obtaining the Required Shareholder Approval at the Shareholder Meeting, the PAGP GP Board may withdraw, modify or qualify in any manner adverse to PAA or any other Party the PAGP GP Board Recommendation (any such action a "Change in Recommendation") if the PAGP GP Board shall have concluded in good faith, after consultation with its outside legal advisors and financial advisors, that a Change in Recommendation is necessary to comply with its duties under the PAGP Partnership Agreement or that the failure to make a Change in Recommendation would otherwise result in a material violation of applicable Law; provided, however, that the PAGP GP Board shall not be entitled to exercise its rights to make a Change in Recommendation pursuant to this sentence unless PAGP has provided to PAA five Business Days' prior written notice advising PAA that the PAGP GP Board intends to take such action and specifying the reasons therefor in reasonable detail. For the avoidance of doubt, any Change in Recommendation will not (i) change the approval of this Agreement and the Transactions or any other approval of the PAGP GP Board or (ii) relieve PAGP GP or PAGP of any of its obligations under this Agreement (including under Section 4.1(a) or Section 4.1(b)), including their respective obligations to hold the Shareholder Meeting.

        4.2    Further Assurances.    Subject to the terms and conditions of this Agreement, each Party will use commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, desirable or advisable under applicable Laws, so as to enable consummation of the matters contemplated hereby, including obtaining any third party approval that is required to be obtained by the Party in connection with the Transactions and the other matters contemplated by this Agreement and the Transaction Documents (including, without limitation, obtaining any required approvals under the AAP Credit Agreement), and using commercially reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the matters contemplated hereby, and using commercially reasonable efforts to defend any litigation seeking to enjoin, prevent or delay the consummation of the matters contemplated hereby or seeking material damages, and each Party will cooperate fully with the other Parties to that end, and will furnish to the other Parties copies of all correspondence, filings and communications between it and its Affiliates, on the one hand, and any Governmental Authority, on the other hand, with respect to the matters contemplated hereby.

        4.3    Press Releases.    No Party will, without the prior approval of the other Parties, issue any press release or written statement for general circulation relating to the matters contemplated hereby, except as otherwise required by applicable Law or regulation or the rules of the NYSE, in which case it will consult with the other applicable Party before issuing any such press release or written statement.

        4.4    Certain Business Activities.    From the date hereof until the Closing and except as contemplated by the Transactions or as required by applicable Law, without the prior written consent of the other Parties hereto, each of the Parties shall not, and shall not take any action to cause any other Party to:

          (a)   take any action that would be reasonably likely to result in a material adverse effect on its ability to perform any of its obligations under this Agreement, including, without limitation, in the case of PAA GP, transferring the PAA General Partner Interest and, in the case of AAP, transferring the PAA GP Membership Interests or the PAA IDRs;

          (b)   in the case of AAP, except (i) as provided by Section 4.10, (ii) to fund capital contributions by PAA GP to PAA in accordance with Section 5.2(b) of the PAA Partnership Agreement, or (iii) to fund out-of-pocket fees and expenses incurred by or on behalf of AAP, PAGP GP or PAGP in connection with the Transactions, incur any additional indebtedness, obligations or liabilities under the AAP Credit Agreement or any related collateral or other agreement; provided, however, that any incurrence of indebtedness under clause (iii) shall only be permitted to fund out-of-pocket fees and expenses that do not exceed $10 million (less any cash balances reserved for expenses payable by AAP, PAGP or PAGP GP for Transaction expenses pursuant to Section 2.5(d));

          (c)   in the case of PAA, (i) issue, sell or otherwise permit to become outstanding, or authorize the creation of any additional Equity Interests, any appreciation rights or any Rights or (ii) enter into any agreement with respect to the foregoing, without the prior written consent of PAGP, such consent not to be unreasonably withheld conditioned or delayed; provided, however, that notwithstanding the restrictions set forth in (i) or (ii), PAA may issue (A) up to $600 million of Equity Interests or Rights in PAA, (B) any PAA Series A PIK Units pursuant to the terms of the PAA Partnership Agreement or (C) Equity Interests or Rights under PAA's long-term incentive plans;

          (d)   split, combine or reclassify any of its Equity Interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for its Equity Interests;

          (e)   repurchase, redeem or otherwise acquire any of its Equity Interests (other than pursuant to employee benefit plans, qualified stock option plans or employee compensation plans); or

          (f)    take any action that would be reasonably likely to result in the material delay in or failure of any condition to Closing set forth herein to be satisfied.

        4.5    Notification of Certain Matters.    Each Party will give prompt notice to the other Parties of any fact, event or circumstance known to them that would, or is reasonably likely to, cause or constitute a material breach of any of their representations, warranties, covenants or agreements contained herein.

        4.6    Listing of PAA Common Units.    PAA GP and PAA shall use their respective reasonable best efforts to cause the PAA Common Units to be issued in the Transactions to be admitted for listing on the NYSE as promptly as practicable after the Closing.

        4.7    AAP Reverse Unit Split; PAGP Reverse Stock Split; PAGP GP Reverse Unit Split.    It is the intention of the Parties that, immediately following the completion of the AAP Reverse Unit Split, the PAGP Reverse Stock Split and the PAGP GP Reverse Unit Split, the number of outstanding PAGP Class A Shares shall equal the number of AAP Class A Units owned of record by PAGP, which shall also equal the number of PAA Common Units owned by AAP that are attributable to PAGP's ownership interest in AAP, in each case, to the fullest extent reasonably possible. It is also the intention of the Parties that, immediately following the completion of the AAP Reverse Unit Split, the PAGP

Reverse Stock Split and the PAGP GP Reverse Unit Split, (a) the number of outstanding PAGP GP Company Units shall equal the number of AAP Class A Units held by the Existing Owners (excluding any Existing Owners who became holders of AAP Class A Units by virtue of the conversion of AAP Class B Units), which shall also equal the number of PAA Common Units owned by AAP that are attributable to such Existing Owners and (b) the number of outstanding AAP Class A Units and PAGP Class B Shares held by the Existing Owners shall be equal to the number of PAA Common Units owned by AAP that are attributable to the Existing Owners' ownership interest in AAP. The Parties shall use their respective reasonable best efforts to cooperate and take all necessary actions to cause the AAP Reverse Unit Split, the PAGP Reverse Stock Split and the PAGP GP Reverse Unit Split to be completed at Closing in a manner consistent with the foregoing. Consistent with the foregoing, in connection with the PAGP Reverse Stock Split, PAGP shall provide that holders of PAGP Class A Shares that would otherwise be entitled to fractional PAGP Class A Shares as a result of the PAGP Reverse Stock Split will instead be entitled to cash in lieu of fractional shares. In addition, in connection with the PAGP Reverse Stock Split, the AAP Reverse Unit Split and the PAGP GP Reverse Unit Split, fractional shares and/or units shall be handled in a manner that is consistent with the immediately preceding sentence and the expressions of intent otherwise set forth in this Section 4.7.

        4.8    Shelf Registration Statement.    Prior to the Closing Date, PAA shall use its reasonable best efforts to prepare for filing the shelf registration statement contemplated to be filed by PAA as promptly as practicable following Closing in accordance with the Registration Rights Agreement.

        4.9    PAGP GP Board of Directors.    Prior to the Closing Date, PAGP GP shall take all action necessary to cause the individuals set forth on Schedule 4.9 to be appointed to the Board of Directors of PAGP GP, effective as of the Closing.

        4.10    Certain AAP Borrowings.    In the event that (a) the Closing has not occurred prior to the record date for determining the holders of PAA Common Units entitled to receive distributions with respect to the quarter ending September 30, 2016 (the "Q3 Distribution Record Date"), and (b) the distribution to be paid by PAA with respect to the PAA Common Units for such quarter is less than the current quarterly distribution of $0.70 per Common Unit, AAP shall, as promptly as is reasonably practicable following the Q3 Distribution Record Date but in any event prior to the date that is the earlier of the Closing and the date of such distribution, borrow an amount of cash equal to the Q3 Distribution True-Up Amount under the AAP Credit Agreement and distribute such proceeds to its unitholders in accordance with the AAP Partnership Agreement. As used herein, "Q3 Distribution True-Up Amount" means an amount in cash equal to the excess, if any, of (i) the product of (x) the distribution declared per PAA Common Unit with respect to the quarter ending September 30, 2016 and (y) the total number of PAA Common Units to be issued by PAA to AAP at Closing pursuant to Section 2.5(a) over (ii) the aggregate amount of distributions to be paid by PAA to AAP and PAA GP for the quarter ending September 30, 2016, with respect to the PAA IDRs and PAA General Partner Interest, respectively, as reduced by cash reserves as determined in the ordinary course and calculated in a manner consistent with historical practice.

        4.11    Certain Consents.    By execution of this Agreement, each of the Parties provides its irrevocable written consent to the entry into and performance of this Agreement and the Transactions by each other Party, in each case, to the fullest extent required by the organizational documents of each such other Party.

ARTICLE V
CONDITIONS

        5.1    Mutual Conditions.    The respective obligations of each Party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a Party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

          (a)   the Required Shareholder Approval shall have been obtained;

          (b)   the Parties shall have taken all actions and obtained all approvals reasonably necessary such that the AAP Reverse Unit Split, the PAGP Reverse Share Split and the PAGP GP Reverse Unit Split will be completed at the Closing (it being acknowledged by the Parties that no approvals of any member or limited partner of AAP, PAGP or PAGP GP that have not already been obtained are necessary);

          (c)   no Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that seeks to or does temporarily, preliminarily or permanently restrain, preclude, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement, makes any of the Transactions illegal or materially alters the conclusions in the Tax Opinion;

          (d)   (i) in the case of PAA, each Party other than PAA and, to the extent it is acting in the Indirect PAA GP Capacity, GP LLC, shall have performed or complied in all material respects with the covenants and agreements contained in this Agreement that are required to be performed and complied with by such Party on or prior to the Closing Date and (ii) in the case of each Party other than PAA, each of PAA and, to the extent it is acting in the Indirect PAA GP Capacity, GP LLC, shall have performed or complied in all material respects with the covenants and agreements contained in this Agreement that are required to be performed and complied with by such Party on or prior to the Closing Date;

          (e)   (i) in the case of PAA, the representations and warranties of each other Party other than GP LLC, to the extent it is acting in the Indirect PAA GP Capacity, set forth in this Agreement and the representations set forth in the Tax Opinion Certificate shall be true and correct in all material respects on the Closing Date as though made at and as of the Closing Date (unless expressly made as of an earlier date, in which case, as of such earlier date) and (ii) in the case of each Party other than PAA, the representations and warranties of PAA and GP LLC, to the extent it is acting in the Indirect PAA GP Capacity, set forth in this Agreement and the representations set forth in the Tax Opinion Certificate shall be true and correct in all material respects on the Closing Date as though made at and as of the Closing Date (unless expressly made as of an earlier date, in which case, as of such earlier date); and

          (f)    each other Party shall have delivered or caused to be delivered the closing deliverables set forth in Section 2.9.

        5.2    Additional Conditions to Obligations of PAA and PAGP.    The respective obligations of PAA and PAGP to consummate the transactions contemplated by this Agreement shall also be subject to the receipt by PAA and PAGP of an opinion of Vinson & Elkins L.L.P. or another nationally recognized law firm experienced in Investment Company Act of 1940 matters, dated as of the Closing, and based on facts, representations, assumptions and exclusions set forth or referred to in such opinion, to the effect that, after giving effect to the Transactions, none of PAGP, AAP or PAA will be an "investment company" as such term is defined in the Investment Company Act of 1940. In rendering such opinion, Vinson & Elkins L.L.P. or such other nationally recognized law firm may require and rely upon reasonable and customary representations, warranties and covenants, including those contained in certificates of officers of the Parties.

        5.3    Additional Conditions to Obligations of AAP and PAGP.    The respective obligations of AAP and PAGP to consummate the transactions contemplated by this Agreement shall also be subject to the PAA Common Units to be issued in the Transactions being approved for listing on the NYSE, subject only to official notice of issuance thereof.

ARTICLE VI
TERMINATION; SURVIVAL

        6.1    Termination.    Notwithstanding anything herein to the contrary, this Agreement may be terminated and the Transactions abandoned at any time prior to the Closing:

          (a)   By the mutual consent of all of the Parties in a written instrument;

          (b)   By any of the Parties, if:

              (i)  Closing has not occurred by January 15, 2017 (the "Outside Date");

             (ii)  any Governmental Authority has issued a Law or Order or regulation or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the consummation of any of the Transactions or making any of the Transactions illegal and such Law or Order or other action has become final and nonappealable; or

            (iii)  the Required Shareholder Approval is not obtained after a vote thereon is taken at the Shareholder Meeting; provided that PAGP shall have no right to terminate this Agreement pursuant to this Section 6.1(b)(iii) if PAGP or PAGP GP has materially breached any of its obligations under Section 4.1;

          (c)   by PAA, if:

              (i)  there has been a material breach of or any inaccuracy in any of the representations or warranties set forth in this Agreement on the part of another Party other than GP LLC to the extent it is acting in the Indirect PAA GP Capacity, which breach is not cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Outside Date (provided in any such case that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein); or

             (ii)  there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of any other Party other than GP LLC, to the extent it is acting in the Indirect PAA GP Capacity, which breach has not been cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Outside Date (provided in any such case that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein); or

          (d)   by PAGP or AAP, if:

              (i)  there has been a material breach of or any inaccuracy in any of the representations or warranties set forth in this Agreement on the part of PAA or, to the extent it is acting in the Indirect PAA GP Capacity, GP LLC, which breach is not cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Outside Date (provided in any such case that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein); or

             (ii)  there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of PAA or, to the extent it is acting in the Indirect PAA GP Capacity, GP LLC, which breach has not been cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Outside Date (provided in any such case that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein).

        6.2    Effect of Termination.    If this Agreement is terminated as provided in Section 6.1, the terminating Party will promptly give written notice thereof to the other Parties specifying the provision of this Agreement pursuant to which such termination is made, and this Agreement will be null and void and, except as provided in Sections 6.2 and 7.1 or as otherwise expressly provided herein, no Party will have any rights or obligations under this Agreement, except that no such termination will relieve any Party from liability for damages for any willful and material breach of any agreement or covenant contained herein.

        6.3    Survival.    All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement for one year after the Closing Date.

ARTICLE VII
MISCELLANEOUS

        7.1    Fees and Expenses.    Whether or not any or all of the Transactions are consummated, each Party shall bear its own costs and expenses incurred in connection with this Agreement and the Transactions contemplated hereby, including reasonable attorneys' fees. This Section 7.1 will survive any termination of this Agreement.

        7.2    Entire Agreement; No Third Party Beneficiaries.    This Agreement and the exhibits and schedules hereto and the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the Parties in respect of its subject matters and supersedes all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. There are no third party beneficiaries having rights under or with respect to this Agreement.

        7.3    Successors.    All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors.

        7.4    Assignments.    No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of all of the other Parties.

        7.5    Notices.    All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder will be deemed duly given if (and then three Business Days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to PAA, to:

  Plains All American Pipeline, L.P.
  c/o Plains All American GP LLC
  333 Clay Street, Suite 1600
  Houston, TX 77002
  Facsimile: 713-646-4313

  Attn: General Counsel and Chairman, Conflicts Committee

  With a copy, that shall not constitute notice, to:

  Vinson & Elkins L.L.P.
  1001 Fannin Street, Suite 2500
  Houston, TX 77002
  Facsimile: 713-615-5861
  Attn: David Oelman and Alan Beck

  Richards Layton & Finger, P.A.
  920 N. King Street
  Wilmington, DE 19801
  Facsimile: 302-498-7701
  Attn: Srinivas Raju and Gregory Ladner

If to PAA GP, to:

  PAA GP LLC
  c/o Plains All American GP LLC
  333 Clay Street, Suite 1600
  Houston, TX 77002
  Facsimile: 713-646-4313
  Attn: General Counsel

  With a copy, that shall not constitute notice, to:

  Vinson & Elkins L.L.P.
  1001 Fannin Street, Suite 2500
  Houston, TX 77002
  Facsimile: 713-615-5861
  Attn: David Oelman and Alan Beck

If to AAP, to:

  Plains AAP, L.P.
  c/o Plains All American GP LLC
  333 Clay Street, Suite 1600
  Houston, TX 77002
  Facsimile: 713-646-4313
  Attn: General Counsel

  With a copy, that shall not constitute notice, to:

  Vinson & Elkins L.L.P.
  1001 Fannin Street, Suite 2500
  Houston, TX 77002
  Facsimile: 713-615-5861
  Attn: David Oelman and Alan Beck

If to GP LLC, to:

  Plains All American GP LLC
  333 Clay Street, Suite 1600
  Houston, TX 77002
  Facsimile: 713-646-4313
  Attn: General Counsel

  With a copy, that shall not constitute notice, to:

  Vinson & Elkins L.L.P.
  1001 Fannin Street, Suite 2500
  Houston, TX 77002
  Facsimile: 713-615-5861
  Attn: David Oelman and Alan Beck

If to PAGP, to:

  Plains GP Holdings, L.P.
  c/o PAA GP Holdings LLC
  333 Clay Street, Suite 1600
  Houston, TX 77002
  Facsimile: 713-646-4313
  Attn: General Counsel

  With a copy, that shall not constitute notice, to:

  Vinson & Elkins L.L.P.
  1001 Fannin Street, Suite 2500
  Houston, TX 77002
  Facsimile: 713-615-5861
  Attn: David Oelman and Alan Beck

  Baker Botts L.L.P.
  910 Louisiana Street
  Houston, TX 77002
  Facsimile: 713.229.2727
  Attn: Joshua Davidson and Jason Rocha

If to PAGP GP, to:

  PAA GP Holdings LLC
  333 Clay Street, Suite 1600
  Houston, TX 77002
  Facsimile: 713-646-4313
  Attn: General Counsel

  With a copy, that shall not constitute notice, to:

  Vinson & Elkins L.L.P.
  1001 Fannin Street, Suite 2500
  Houston, TX 77002
  Facsimile: 713-615-5861
  Attn: David Oelman and Alan Beck

  Baker Botts L.L.P.
  910 Louisiana Street
  Houston, TX 77002
  Facsimile: 713.229.2727
  Attn: Joshua Davidson and Jason Rocha

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, facsimile, ordinary mail, or electronic mail). Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

        7.6    Construction.    The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached will not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

        7.7    Time.    Time is of the essence in the performance of this Agreement.

        7.8    Counterparts.    This Agreement may be executed in multiple counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

        7.9    Amendments and Waivers.    No amendment, modification, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same will be in writing and signed by all of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Notwithstanding the foregoing, (a) no amendment to this Agreement may be made after the Shareholder Meeting, if such amendment would require further approval of the PAGP Shareholders (as defined in the PAGP Partnership Agreement) under applicable Law and (b) whenever a determination, decision, approval or consent of PAA is required pursuant to this Agreement that could reasonably be expected to have a material effect on PAA or the holders of PAA Common Units, such determination, decision, approval or consent must be authorized by the GP LLC Conflicts Committee.

        7.10    Headings.    The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

        7.11    Governing Law.    This Agreement and the performance of the transactions contemplated hereby and obligations of the Parties hereunder will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of Law principles. Each of the Parties agrees that this Agreement (i) involves at least $100,000.00 and (ii) has been entered into by the Parties in express reliance on 6 Del. C., § 2708. Each of the parties hereto irrevocably and unconditionally confirms and agrees that it is and shall continue to be (a) subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) subject to service of process in the State of Delaware. Each party hereto hereby irrevocably and unconditionally (x) consents and submits to the exclusive personal jurisdiction and venue of the Delaware Court of Chancery (or, if the Delaware Court of Chancery lacks jurisdiction, any federal or state court located in the State of Delaware) (the "Delaware Courts") for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated by this Agreement (and agrees not to commence any litigation relating thereto except in such courts), (y) waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum, and (z) acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising or relating to this Agreement or the transactions contemplated by this Agreement. Each of the Parties hereby irrevocably and unconditionally agrees, to the extent such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party's agent for acceptance of legal process and notify the other Parties of the name and address of such agent, and (1) that service of process may, to the fullest extent permitted by law, also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to this Section 7.11 shall, to the fullest extent permitted by law, have the same legal force and effect as if served upon such Party personally within the State of Delaware.

        7.12    Severability.    The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof, if both the economic and legal substance of the transactions contemplated by this Agreement are not affected in any manner adverse to any Party.

        7.13    Incorporation of Exhibits.    The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

        7.14    Remedies.

          (a)   Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations, or remedies otherwise available at Law or in equity. Nothing herein will be considered an election of remedies.

          (b)   The Parties acknowledge and agree that the Parties would be damaged irreparably in the event that the obligations to consummate the transactions contemplated hereby are not performed in accordance with their specific terms or this Agreement is otherwise breached, and that in addition to remedies, other than injunctive relief and specific performance, that the Parties may have under law or equity, the Parties shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

(The remainder of this page is intentionally left blank; the next page is the signature page.)

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized representatives effective as of the date first written in the preamble to this Agreement.

PARTIES:
PAA GP HOLDINGS LLC
By:	/s/ AL SWANSON Al Swanson Executive Vice President and Chief Financial Officer
PLAINS GP HOLDINGS, L.P.
By:	PAA GP Holdings LLC, its general partner
By:	/s/ AL SWANSON Al Swanson Executive Vice President and Chief Financial Officer
PLAINS ALL AMERICAN GP LLC
By:	/s/ RICHARD K. MCGEE Richard K. McGee Executive Vice President, General Counsel
PLAINS AAP, L.P.
By:	Plains All American GP LLC, its general partner
By:	/s/ RICHARD K. MCGEE Richard K. McGee Executive Vice President, General Counsel
PAA GP LLC
By:	/s/ RICHARD K. MCGEE Richard K. McGee Executive Vice President, General Counsel

Signature Page to Simplification Agreement

PLAINS ALL AMERICAN PIPELINE, L.P.
By:	PAA GP LLC, its general partner
By:	Plains AAP, L.P., its sole member
By:	Plains All American GP LLC, its general partner
By:	/s/ RICHARD K. MCGEE Richard K. McGee Executive Vice President, General Counsel

Signature Page to Simplification Agreement

Annex B

July 11, 2016

The Board of Directors
PAA GP Holdings LLC
333 Clay Street, Suite 1600
Houston, Texas 77002

Members of the Board of Directors:

        We understand that PAA GP Holdings LLC ("PAGP GP"), Plains GP Holdings, L.P. ("PAGP"), Plains All American GP LLC ("GP LLC"), Plains AAP, L.P. ("AAP"), PAA GP LLC ("PAA GP") and Plains All American Pipeline, L.P. ("PAA") propose to enter into a Simplification Agreement (the "Simplification Agreement") pursuant to which, among other things, (i) the incentive distribution rights in PAA held by AAP (the "IDRs") will be redeemed by PAA and (ii) the 2.0% economic general partner interest in PAA held by PAA GP will be converted into a non-economic general partner interest in PAA (the "Converted GP Interest"), items (i) and (ii) being in consideration for, among other things, the issuance by PAA to AAP of a total of up to 245,500,000 PAA common units representing limited partner interests in PAA (the "PAA Common Consideration" and such transactions, the "Simplification"). The terms and conditions of the Simplification are more fully set forth in the Simplification Agreement. In connection with the Simplification, (i) PAGP will contribute to GP LLC 1% of all of the AAP Class A Units then held by PAGP, (ii) GP LLC will file an election to be treated as a corporation for U.S. federal income tax purposes, (iii) each of PAA, AAP, GP LLC, PAGP and PAGP GP will adopt certain amendments to their governing documents, (iv) each of the holders of AAP Class A Units (other than PAGP) will receive (a) certain redemption rights pursuant to which such holders may, subject to certain limitations, redeem such AAP Class A Units in exchange for PAA Common Units held by AAP and (b) certain registration rights in respect of the PAA Common Units that would be received pursuant to such redemption rights, (v) PAGP, PAA and AAP will enter into an omnibus agreement to achieve certain economic alignments among the equityholders of such entities, and (vi) the governance of PAGP and PAA will be aligned by (a) the implementation of a unified board structure whereby the PAGP GP board of directors will govern both PAGP and PAA and (b) the issuance by PAGP to PAA of a certain number of voting shares that will have the effect of allowing holders of PAA's common units to vote for the election of PAGP GP's board of directors (the actions described in the foregoing clauses (i) to (vi) of this sentence, the "Ancillary Actions"), and we express no opinion as to the Ancillary Actions.

        You have asked for our opinion as to whether the PAA Common Consideration to be paid pursuant to the Simplification is fair, from a financial point of view, to each of PAGP, the holders of PAGP Class A Shares other than PAGP GP and such holders who are also holders of PAGP Class B Shares (the "PAGP Public Class A Holders") and the holders of AAP Class A Units (the "AAP Class A Holders").

        In arriving at our opinion, we have, among other things:

  (i)
  reviewed a draft dated July 11, 2016 of the Simplification Agreement;

  (ii)
  reviewed a draft dated July 11, 2016 of the form Sixth Amended and Restated Agreement of Limited Partnership of PAA, to be entered into at the closing of the Simplification (the "Closing");

  (iii)
  reviewed a draft dated July 11, 2016 of the form Eighth Amended and Restated Limited Partnership Agreement of AAP, to be entered into at the Closing;

  (iv)
  reviewed a draft dated July 11, 2016 of the form Second Amended and Restated Agreement of Limited Partnership of PAGP, to be entered into at the Closing;

  (v)
  reviewed a draft dated July 11, 2016 of the form Seventh Amended and Restated Limited Liability Company Agreement of GP LLC, to be entered into at the Closing;

  (vi)
  reviewed a draft dated July 11, 2016 of the form Second Amended and Restated Limited Liability Company Agreement of PAGP GP, to be entered into at the Closing;

  (vii)
  reviewed a draft dated July 11, 2016 of the form Registration Rights Agreement, to be entered into at the Closing;

  (viii)
  reviewed a draft dated July 11, 2016 of the form Omnibus Agreement, to be entered into at the Closing;

  (ix)
  reviewed a draft dated July 11, 2016 of the form of Amended and Restated Administrative Agreement, to be entered into at the Closing;

  (x)
  reviewed a draft dated July 11, 2016 of the Voting Agreement, to be entered into concurrently with the Simplification Agreement (the documents referenced in the foregoing items (i) to (x), the "Agreements");

  (xi)
  reviewed certain publicly available financial and other information relating to PAGP, PAA and AAP;

  (xii)
  reviewed certain information furnished to us by the management of PAA and PAGP relating to the business, operations and prospects of PAGP, PAA and AAP;

  (xiii)
  held discussions with members of senior management of PAA and PAGP and their financial advisors concerning the matters described in items (x) and (xi);

  (xiv)
  reviewed the relative trading performance of the listed equity securities of PAGP and PAA over time;

  (xv)
  reviewed the share or unit (as applicable) trading price history and valuation multiples for certain other publicly traded companies that we deemed relevant;

  (xvi)
  analyzed the pro forma ownership of PAGP and PAA on a post-Simplification basis, and analyzed the relative contributions of PAGP and PAA;

  (xvii)
  analyzed certain economic aspects of the PAA Common Consideration and the IDRs;

  (xviii)
  considered the capital structure of PAGP and PAA on both a pre-Simplification and a post-Simplification basis, including the assumption of AAP debt by PAA as part of the Simplification;

  (xix)
  analyzed the discounted cash flows of PAGP and PAA under various cases;

  (xx)
  compared the proposed financial terms of the Simplification Agreement with the financial terms of certain other transactions that we deemed relevant;

  (xxi)
  considered the potential pro forma impact to PAGP of the Simplification;

  (xxii)
  reviewed financial forecasts prepared by various market analysts; and

  (xxiii)
  conducted such other financial studies and analyses as we deemed appropriate.

        In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by PAGP management and PAA management and their financial advisors or that was publicly available to us (including, without limitation, the information described above), or that was otherwise reviewed by us. We have relied on assurances of PAA management that they are not aware of any facts or circumstances that would make such information inaccurate or misleading or of any relevant information that has been omitted or that remains undisclosed to us. In our review, we did not perform or obtain any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of, nor did we conduct a physical inspection of any of the properties or facilities of, PAGP, PAA or AAP, nor have we been furnished with any such evaluations or appraisals of such properties or facilities, nor do we assume any responsibility to obtain any such evaluations, appraisals or physical inspections.

        With respect to the financial forecasts provided to and, at your direction, examined by us, we note that projecting future results of any business is inherently subject to uncertainty. We have assumed that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates. We express no opinion as to these financial forecasts or the assumptions on which they are made.

        Our opinion is based on economic, monetary, regulatory, market and other conditions existing and that can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof.

        We have made no independent investigation of any legal, accounting or tax matters affecting the IDRs, the Converted GP Interest, the PAA Common Units, any class of PAGP equity interests or any of the Ancillary Actions, and we have assumed the correctness in all respects material to our analysis of all legal, accounting and tax advice given to PAGP, including, without limitation, advice as to the legal, accounting and tax consequences of the terms of, and transactions contemplated by, the Agreements to PAGP and the PAGP Public Class A Holders and the AAP Class A Holders, and to the other participants in the Simplification. In addition, in preparing this opinion, we have not taken into account, and express no view with regards to, any tax consequences of the transactions to any PAGP Public Class A Holders, any AAP Class A Holders or to other participants in the Simplification. We have assumed that the final form of the Agreements will be substantially similar to the last drafts reviewed by us in all respects material to our analyses and opinion. We have assumed that the representations and warranties of each party in the Simplification Agreement and in all related documents and instruments referred to in the Simplification Agreement are true and correct, and that each party to the Simplification Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents. We have also assumed that the Simplification will be consummated in accordance with its terms or as otherwise described to us by representatives of PAGP and PAA without waiver, modification or amendment of any term, condition or agreement that would be material in any respect to our analyses or opinion and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Simplification, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on PAGP, PAA or AAP or the contemplated benefits of the Simplification in any respect material to our opinion.

        It is understood that our opinion is for the use and benefit of the Board of Directors of PAGP GP (the "Board") in its consideration of the Simplification. Further, it is understood that our opinion does not address the relative merits of the transactions contemplated by the Agreements as compared to any alternative transaction or opportunity that might be available to PAGP or PAA, nor does it address the underlying business decisions by PAGP and PAA to engage in the Simplification. It is understood that we were not engaged by you to contact third parties regarding potential transactions alternative to the Simplification. In addition, you have not asked us to address, and this opinion does not address, the fairness to, or any other consideration involving, the holders of any class of securities, creditors or other constituencies of PAGP or PAA, other than the PAGP Public Class A Holders and the AAP Class A Holders as set forth herein. We express no opinion as to the price at which the equity interests of PAGP or PAA will trade at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to, or to be received by, any officer, employer or director of any party to the Simplification, or any class of such persons, in connection with the Simplification relative to the compensation to the PAGP Public Class A Holders or the AAP Class A Holders. Our opinion has been authorized by the Fairness Committee of Jefferies LLC.

        We have been engaged by the Board to act as financial advisor to the Board in connection with the Simplification and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of which is payable contingent upon consummation of the Simplification. We also will be reimbursed for certain expenses reasonably incurred. PAGP has agreed to indemnify us against certain liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement. In the past two years, we have received compensation from PAA in connection with a transaction unrelated to the Simplification. We have from time to time in the past maintained a market in the securities of PAGP and PAA and may do so in the future, and in the ordinary course of our business, we and our affiliates may trade or hold securities of PAGP and PAA for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, in the future, we may seek to provide financial advisory and financing services to PAA, PAA GP, GP LLC, AAP and PAGP GP, or entities that are affiliated therewith or with PAGP, for which we would expect to receive compensation.

        Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the PAA Common Consideration to be paid pursuant to the Simplification is fair, from a financial point of view, to each of PAGP, the PAGP Public Class A Holders and the AAP Class A Holders.

Very truly yours,

/s/ JEFFERIES LLC

JEFFERIES LLC

Annex C

Final Form

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

PAA GP HOLDINGS LLC

dated as of [    •    ], 2016

C-i

C-ii

SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
PAA GP HOLDINGS LLC

        THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement") of PAA GP Holdings LLC, a Delaware limited liability company (the "Company"), is made and entered into as of the [    •    ] day of [    •    ], 2016, by the Company and is binding on the Persons listed on Schedule 2 attached hereto (such Persons together with such other Persons that may hereafter become members as provided herein, referred to collectively as the "Members" or, individually, as a "Member").

        WHEREAS, the Company was formed on July 17, 2013 as a limited liability company under the Act (as defined below) by the filing of a certificate of formation of the Company with the Delaware Secretary of State; and

        WHEREAS, the Board has approved this Agreement and authorized the Company to amend and restate the Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC dated as of October 21, 2013 (as amended, the "Original Agreement") in its entirety with the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties agree as follows:

ARTICLE 1
DEFINITIONS

        As used herein, the following terms shall have the following meanings, unless the context otherwise requires:

        "AAP" means Plains AAP, L.P., a Delaware limited partnership.

        "AAP Class A Units" means the Class A Units of AAP, having the rights and obligations specified in the AAP Partnership Agreement.

        "AAP Class B Units" means the Class B Units of AAP, having the rights and obligations specified in the AAP Partnership Agreement.

        "AAP Partnership Agreement" means the Eighth Amended and Restated Limited Partnership Agreement, dated as of the date hereof, as such may be further amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "AAP Redemption" means a redemption in accordance with Section 7.11 of the AAP Partnership Agreement.

        "Act" means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101, et seq., as amended from time to time.

        "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided that the determination as to whether a Person, directly or indirectly through one or more intermediaries, controls, is controlled by or under common control with another Person shall be made taking into account, at the time of such determination, the context and circumstances surrounding such determination, including any known agreements or understandings that may impact such Person's possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such other Person. For purposes of the foregoing:

          (a)   any individual who is an officer or director of the Company or any Group Member (excluding the Chief Executive Officer and Chairman of the Board) shall not be considered to be an Affiliate of the Company or any Group Member by virtue of such Person's status as an officer or director and the possession of the powers that are within the scope of the designated or delegated authority of such officer or director;

          (b)   any Person that, alone or together with any Affiliate Group of which such Person is a part, owns less than 50% of the total number of outstanding Company Units shall not be considered to be an Affiliate of the Company or any Group Member by virtue of the ownership by such Person (and Affiliate Group, if applicable) of such Company Units; and

          (c)   any Person that, alone or together with any Affiliate Group of which such Person is a part, owns less than 50% of the total "Partnership Interests" (as such term is defined in the AAP Partnership Agreement) held by all partners of AAP, shall not be considered to be an Affiliate of the Company or any Group Member by virtue of the ownership by such Person (and Affiliate Group, if applicable) of such interests.

        For the avoidance of doubt, for purposes of this Agreement, as of the date hereof (but subject to redetermination upon changed circumstances) (i) each of KAFU Holdings, L.P., KAFU Holdings (QP), L.P., Kayne Anderson MLP Investment Company, Kayne Anderson Energy Development Company, Kayne Anderson Midstream/Energy Fund, Inc. and KAFU Holdings II, L.P. is an Affiliate of each other, and (ii) each of EMG Investment, LLC and Lynx Holdings I, LLC is an Affiliate of the other.

        "Affiliate Group" means a Person that with or through any of its Affiliates has any agreement, arrangement, understanding or relationship for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more Persons), exercising investment power or disposing of any Company Units or "Partnership Interests" (as that term is defined in the AAP Partnership Agreement) with any other Person that beneficially owns, or whose Affiliates beneficially own, directly or indirectly, Company Units.

        "Agreement" has the meaning set forth in the preamble hereof, as such may be amended, supplemented or restated from time to time.

        "Audit Committee" has the meaning set forth in Section 6.6(c).

        "Authorized Representative" has the meaning set forth in Section 5.3.

        "Board" means the Board of Directors of the Company.

        "Business Day" means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the States of New York or Texas shall not be regarded as a Business Day.

        "Cause" means (i) with respect to any Director, gross misconduct or neglect, false or fraudulent misrepresentation regarding such director's qualifications or credentials, unauthorized disclosure of material confidential information concerning the Company and its Subsidiaries, conversion of corporate funds, acts involving moral turpitude, material violation of any code of conduct adopted by the Company or PAGP or similar acts detrimental to the Company or (ii) with respect to any Independent Director, the occurrence of an event or a change in circumstances that causes such Independent Director to fail to satisfy the applicable "bright-line" independence requirements (i.e., those resulting in automatic disqualification) of the Commission and any National Securities Exchange on which the PAGP Class A Shares or MLP Common Units are listed or admitted for trading, provided that such failure results in the Company ceasing to have the minimum number of Independent Directors required under applicable rules, laws or restrictions of the Commission and any National Securities Exchange on which the PAGP Class A Shares or MLP Common Units are listed or admitted for trading.

        "Certificate" means the Certificate of Formation of the Company filed with the Secretary of State of Delaware, as amended or restated from time to time.

        "Class" has the meaning set forth in Section 6.2(a).

        "Code" means the United States Internal Revenue Code of 1986, as amended.

        "Commission" means the United States Securities and Exchange Commission.

        "Company" has the meaning set forth in the preamble hereof.

        "Company Group" means the Company and its Subsidiaries treated as a single consolidated entity, but excluding the MLP and its Subsidiaries.

        "Company Unit" means a fractional part of the Membership Interest having the rights and preferences specified with respect to the Membership Interest.

        "Competitor" has the meaning set forth in Section 6.1(c).

        "Conflicts Committee" has the meaning set forth in Section 6.6(b).

        "Designating Members" means the Initial Designating Members and any Subsequent Designating Members, in each case until a Designation Loss Event with respect to such Member.

        "Designation Loss Event" has the meaning set forth in Section 6.1(a)(iv).

        "Designation Right Termination Event" has the meaning set forth in Section 6.1(e).

        "Directors" has the meaning set forth in Section 6.1(a).

        "Eligible Directors" means any Director that is not (a) designated by a Designating Member, (b) the Chief Executive Officer of the Company or (c) a Series A Designated Director.

        "EMG" shall have the meaning set forth in Section 11.1.

        "Employees" has the meaning set forth in Section 11.2.

        "Encumbrance" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, any defect or imperfection in title, preferential arrangement or restriction, right to purchase, right of first refusal or other burden or encumbrance of any kind, other than those imposed by this Agreement.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Existing Owners" means the Original Members listed on Schedule 1 attached hereto, excluding PAGP.

        "Group Member" means a member of the Company Group.

        "IDM Observer" has the meaning set forth in Section 6.1(b).

        "Indemnitee" means (a) any Existing Owner or any Qualifying Interest Holder, (b) any Person who is or was an Affiliate of the Company, any Existing Owner or any Qualifying Interest Holder, (c) any Person who is or was a managing member, manager, general partner, shareholder, director, officer, fiduciary, agent or trustee of the Company, any Existing Owner or any Qualifying Interest Holder or any Affiliate of the Company, any Existing Owner or any Qualifying Interest Holder, (d) any Person

who is or was serving at the request of the Company, any Existing Owner or any Qualifying Interest Holder or any Affiliate of the Company, any Existing Owner or any Qualifying Interest Holder as a member, manager, partner, director, officer, fiduciary, agent or trustee of another Person in furtherance of the business or affairs of any Group Member; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services, and (e) any Person the Board designates an "Indemnitee" for purposes of this Agreement.

        "Independent Director" means a Director who is eligible to serve on the Board's Audit Committee (in accordance with the applicable requirements of the Commission and any National Securities Exchange on which the PAGP Class A Shares or MLP Common Units are listed or admitted for trading).

        "Initial Designating Members" means KAFU Holdings, L.P., Oxy and EMG Investment, LLC.

        "Initial Offering" means the initial offering and sale of the PAGP Class A Shares to the public, as described in the Registration Statement.

        "Institutional Investments" has the meaning set forth in Section 11.1.

        "Kayne Anderson" has the meaning set forth in Section 11.1.

        "Majority in Interest" means, with respect to the Members, Members owning more than fifty percent (50%) of the outstanding Company Units.

        "Member" or "Members" has the meaning set forth in the preamble hereof.

        "Membership Interest" means a Member's limited liability company interest in the Company which refers to all of a Member's rights and interests in the Company in such Member's capacity as a Member, all as provided in this Agreement and the Act.

        "Membership Transfer" has the meaning set forth in Section 8.1(a).

        "MLP" means Plains All American Pipeline, L.P., a Delaware limited partnership.

        "MLP Common Units" has the meaning given to "Common Units" in the MLP Partnership Agreement.

        "MLP Partnership Agreement" means the Sixth Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P., dated as of the date hereof, as such may be further amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "MLP Redemption Units" means MLP Common Units received by a Member upon an AAP Redemption.

        "National Securities Exchange" means an exchange registered with the Commission under Section 6(a) of the Securities Exchange Act or any successor to such statute.

        "Notice" means a writing, containing the information required by this Agreement to be communicated to a party, and shall be deemed to have been received (a) when personally delivered or sent by facsimile, (b) one day following delivery by overnight delivery courier, with all delivery charges pre-paid, or (c) on the third Business Day following the date on which it was sent by United States mail, postage prepaid, to such party at the address or fax number, as the case may be, of such party as shown on the records of the Company.

        "Officer" has the meaning set forth in Section 6.9.

        "Original Agreement" has the meaning set forth in the recitals hereto.

        "Original Members" means each of the owners of limited liability company interests in the Company as of the date of the Original Agreement as set forth in Schedule 1 attached hereto.

        "Oxy" has the meaning set forth in Section 11.1.

        "PAA GP LLC Agreement" means the Seventh Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC, dated as of the date hereof, as such may be further amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "PAGP" means Plains GP Holdings, L.P., a Delaware limited partnership.

        "PAGP Class A Shares" means the Class A shares in PAGP, having the rights and obligations specified in the PAGP Partnership Agreement.

        "PAGP Class B Shares" means the Class B shares in PAGP, having the rights and obligations specified in the PAGP Partnership Agreement.

        "PAGP Class C Shares" means the Class C shares in PAGP, having the rights and obligations specified in the PAGP Partnership Agreement.

        "PAGP Limited Partners" means the Limited Partners of PAGP as such term is given meaning in the PAGP Partnership Agreement.

        "PAGP Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of PAGP, dated as of the date hereof, as such may be further amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "PAGP Reverse Stock Split" has the meaning set forth in that certain Simplification Agreement, dated as of July 11, 2016, by and among the Company, PAGP, AAP, the MLP, PAA GP LLC and Plains All American GP LLC.

        "Permitted Transfer" has the meaning set forth in Section 8.1(a).

        "Permitted Transferee" means any Person who shall have acquired and who shall hold a Company Unit pursuant to a Permitted Transfer.

        "Person" means any individual, partnership, corporation, limited liability company, trust, incorporated or unincorporated organization or other legal entity of any kind.

        "Property" means all assets, real or intangible, that the Company may own or otherwise have an interest in from time to time.

        "Qualifying Interest" means a direct or indirect ownership interest in the issued and outstanding limited partner interests of AAP represented by AAP Class A Units (i.e., excluding any AAP Class B Units) and, solely with respect to the Initial Designating Members, (a) including for this purpose any indirect ownership of such AAP Class A Units through the ownership of issued and outstanding PAGP Class A Shares and (b) treating any MLP Common Units held by an Initial Designating Member that were issued to such Initial Designating Member in connection with an AAP Redemption as an equivalent number of AAP Class A Units.

        "Qualifying Interest Holder" means a Person holding a 10% or greater Qualifying Interest.

        "Registration Statement" means the Registration Statement on Form S-1 (Registration No. 333-190227) as it has been or as it may be amended or supplemented from time to time, filed by PAGP with the Commission under the Securities Act to register the offering and sale of the PAGP Class A Shares in the Initial Offering.

        "Representatives" has the meaning set forth in Section 10.4.

        "Securities Act" means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

        "Series A Designated Director" has the meaning set forth in Section 6.1(c).

        "Subsequent Designating Member" has the meaning set forth in Section 6.1(a)(iii).

        "Subsidiary" means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general partner of such partnership, but only if such Person, directly or by one or more Subsidiaries of such Person, or a combination thereof, controls such partnership on the date of determination or (c) any other Person in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

        "Transfer" or "Transferred" means to give, sell, exchange, assign, transfer, pledge, hypothecate, bequeath, devise or otherwise dispose of or encumber, voluntarily or involuntarily, by operation of law or otherwise. When referring to a Company Unit, "Transfer" shall mean the Transfer of such Company Unit whether of record, beneficially, by participation or otherwise.

ARTICLE 2
GENERAL

        2.1    Formation.    The name of the Company is PAA GP Holdings LLC. The rights and liabilities of the Members shall be as provided in the Act for Members except as provided herein. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be under applicable law in the absence of such provision, to the extent permitted by the Act, this Agreement shall control.

        2.2    Principal Office.    The principal office of the Company shall be located at 333 Clay Street, Suite 1600, Houston, Texas 77002 or at such other place(s) as the Board may determine from time to time.

        2.3    Registered Office and Registered Agent.    The location of the registered office and the name of the registered agent of the Company in the State of Delaware shall be as stated in the Certificate or as determined from time to time by the Board.

        2.4    Purpose of the Company.    The Company's purposes, and the nature of the business to be conducted and promoted by the Company, are (a) to act as the general partner of PAGP in accordance with the terms of the PAGP Partnership Agreement and (b) to engage in any and all activities necessary, advisable, convenient or incidental to the foregoing.

        2.5    Date of Dissolution.    The Company shall have perpetual existence unless the Company is dissolved pursuant to Article 9 hereof. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate in the manner required by the Act.

        2.6    Qualification.    The President, Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary of the Company is hereby authorized to qualify the Company to do business as a foreign limited liability company in any jurisdiction in which the Company may wish to conduct business and each is hereby designated as an authorized person, within the meaning of the Act (or as a "manager" for such limited purposes only, if signature of a manager is required under relevant state regulations) to execute, deliver and file any amendments or restatements of the Certificate and any other certificates and any amendments or restatements thereof necessary for the Company to so qualify to do business in any such state or territory.

        2.7    Members.

          (a)    Powers of Members.    Except to the extent waived or limited in a separate written agreement executed by a Member, the Members shall have the power to exercise any and all rights or powers granted to the Members pursuant to the express terms of this Agreement. Except as expressly provided herein, the Members shall have no power to bind the Company and no authority to act on behalf of the Company.

          (b)    Resignation.    Except upon a Transfer of all of its Company Units in accordance with this Agreement, a Member may not resign from the Company prior to the dissolution and winding up of the Company. A Member ceases to be a Member only upon such Member holding no Company Units following: (i) a Permitted Transfer of all of such Member's Company Units (other than a "Permitted Transfer" pursuant to clause (a) of the definition of such term in the AAP Partnership Agreement) and the transferee's admission as a substitute Member, all in accordance with the terms of this Agreement or (ii) completion of dissolution and winding up of the Company pursuant to Article 9.

          (c)    Ownership.    Each Company Unit shall correspond to a "limited liability company interest" as is provided in the Act. The Company shall be the owner of the Property. No Member shall have any ownership interest or right in any Property, including any Property conveyed by a Member to the Company, except indirectly by virtue of a Member's ownership of a Company Unit.

        2.8    Reliance by Third Parties.    Persons dealing with the Company shall be entitled to rely conclusively upon the power and authority of an Officer.

ARTICLE 3
CAPITALIZATION OF THE COMPANY

        3.1    Capital Contributions.    No capital was contributed to the Company in connection with its formation. The number of each current Member's initial Company Units is set forth on Schedule 2 attached hereto.

        3.2    Additional Capital Contributions.    No Member shall be required to make any capital contribution to the Company.

        3.3    Splits.    Any distribution, subdivision or combination of the Company Units shall be accompanied by a simultaneous and proportionate distribution, subdivision or combination of the AAP Class A Units and AAP Class B Units pursuant to the AAP Partnership Agreement and the PAGP Class A Shares, PAGP Class B Shares and PAGP Class C Shares pursuant to the PAGP LP Agreement, and vice versa. This provision shall not be amended unless corresponding changes are made to the AAP Partnership Agreement and the PAGP LP Agreement.

ARTICLE 4
DISTRIBUTIONS

        4.1    Distributions.    The Board shall have sole discretion to determine the timing, amount and manner of any distribution of cash or property of the Company. Any distribution declared by the Board shall be paid to the Members in proportion to their Company Units.

        4.2    Persons Entitled to Distributions.    Any distributions to Members pursuant to Section 4.1 shall be made to the Members shown on the records of the Company to be entitled thereto as of the record date for any such distributions established by the Board. Notwithstanding any provision of this Agreement to the contrary, no distribution hereunder shall be permitted if such distribution would violate Section 18-607 of the Act or other applicable law.

ARTICLE 5
MEMBERS' MEETINGS

        5.1    Meetings of Members.    Meetings of the Members may be held on an annual basis or as otherwise determined by a Majority in Interest. Special meetings of the Members may be held for any purpose or purposes, unless otherwise prohibited by law, and may be called by the Board or by a Majority in Interest. All meetings of the Members shall be held within or outside the State of Delaware as designated from time to time by the Board or by a Majority in Interest and stated in the Notice of the meeting or in a duly executed waiver of the Notice thereof. Members and Authorized Representatives may participate in a meeting of the Members by means of conference telephone or other similar communication equipment whereby all Members or Authorized Representatives participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting, except when a Member or Authorized Representative participates for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

        5.2    Quorum; Voting Requirement.    The presence, in person or by proxy, of a Majority in Interest of the Members shall constitute a quorum for the transaction of business by the Members. The affirmative vote of a Majority in Interest shall constitute a valid decision of the Members, except where a different vote is required by the Act or this Agreement.

        5.3    Proxies.    Any Member entitled to vote but expecting to be absent from a meeting shall be entitled to designate in writing (or orally; provided, that such oral designation is later confirmed in writing) a proxy (an "Authorized Representative") to act on behalf of such Member with respect to such meeting (to the same extent and with the same force and effect as the Member who has designated such Authorized Representative). Such Authorized Representative shall have full power and authority to act and take actions or refrain from taking actions as the Member by whom such Authorized Representative has been designated.

        5.4    Action Without Meeting.    Any action required or permitted to be taken at any meeting of Members of the Company may be taken without a meeting, without prior Notice and without a vote if a consent in writing setting forth the action so taken is signed by a Majority in Interest, except where a different vote is required by the Act or this Agreement, in which case such consent must be signed by the Members as would be necessary to authorize or take such action at a meeting of the Members. Prompt Notice of the taking of any action taken pursuant to this Section 5.4 by less than the unanimous written consent of the Members shall be given to those Members who have not consented in writing. A consent transmitted by electronic transmission by a Member shall be deemed to be written and signed.

        5.5    Notice.    Notice stating the place, day and hour of the meeting of Members and the purpose for which the meeting is called shall be delivered personally or sent by mail or by facsimile or email not less than one Business Day nor more than 60 days before the date of the meeting by or at the direction of the Board or a representative of a Majority in Interest calling the meeting, to each Member entitled to vote at such meeting.

        5.6    Waiver of Notice.    When any Notice is required to be given to any Member hereunder, a waiver thereof in writing signed by the Member or its Authorized Representative, whether before, at or after the time stated therein, shall be equivalent to the giving of such Notice. Attendance at a meeting will be deemed a waiver of Notice, except when a Member or Authorized Representative participates for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

ARTICLE 6
MANAGEMENT AND CONTROL

        6.1    Board of Directors.

          (a)   Except as otherwise provided hereunder, the business and affairs of the Company shall be managed by or under the direction of the Board, which shall, subject to this Section 6.1(a), Section 6.2(b) and Section 6.2(c), consist of ten (plus up to two additional Directors, one of which may be appointed by the Series A Preferred Unitholders pursuant to Section 6.1(c), and the other of which may be appointed by a majority of the Directors at any time) individuals designated as directors of the Company (the "Directors"). Except as otherwise expressly provided herein, the power and authority granted to the Board hereunder shall include all those necessary or convenient for the furtherance of the purposes of the Company and shall include the power to make or delegate to Officers all decisions with regard to the management, operations, assets, financing and capitalization of the Company. The Board will be composed in accordance with the following provisions subject, where applicable, to Section 6.2:

              (i)  The Chief Executive Officer of the Company as of the date hereof shall be a Director and shall serve as Chairman of the Board. Subject to Section 6.1(a)(iii) and (iv)  and Section 6.2, each Initial Designating Member shall be entitled to designate one Director. Unless otherwise required pursuant to the Exchange Act and the rules and regulations of the Commission thereunder and by the principal National Securities Exchange on which the PAGP Class A Shares or MLP Common Units are listed, the Board shall include at least three Independent Directors; provided, however, that if at any time there shall be fewer than the required number of Independent Directors, the Board shall take such actions as may be necessary to cause the Board to re-establish the required number of Independent Directors; provided, further, that if at any time there shall be fewer than two Independent Directors to serve on the Conflicts Committee of Plains All American GP LLC, the Board may take such actions as may be necessary to cause the Board to have at least two Independent Directors to serve on such Conflicts Committee of Plains All American GP LLC. In connection therewith, the Board may exercise its Director removal and appointment rights hereunder and may, to the extent required, increase the size of the Board and appoint one or more new Independent Directors to fill the resulting vacancies. The Directors of the Company as of the date hereof are set forth on Schedule 3 to this Agreement. Each Director shall hold office until his or her successor is elected pursuant to this Article 6 or until his or her earlier death, resignation or removal.

             (ii)  Subject to Section 6.1(a)(iv), any individual designated by a Designating Member as a Director may only be removed by such Designating Member, which removal may be effected at any time, with or without Cause; provided, however, that such designated Director may also be removed by majority vote of the remaining Directors if such removal is for Cause. Subject to Section 6.1(a)(iv), in the event of the death, resignation or removal of a Director designated by a Designating Member, such Designating Member may designate a replacement Director. In the event of the death, resignation or removal of or any vacancy relating to a Director (other than a Director designated by a Designating Member), a majority of the remaining Directors may designate a replacement Independent Director. In the event the individual serving as Chief Executive Officer of the Company no longer holds such office for any reason, such individual shall be automatically removed as a Director and the successor to such individual as Chief Executive Officer of the Company shall, by virtue of such appointment, be designated to replace such individual as a Director and shall, unless the Board otherwise determines by a majority vote of the other Directors, serve as Chairman of the Board.

            (iii)  Each Initial Designating Member shall have the right to designate a Director pursuant to Section 6.1(a)(i) so long as such Initial Designating Member owns at least a 10% Qualifying Interest. If any Member who is not otherwise entitled to designate a Director acquires a 20% or greater Qualifying Interest (a "Subsequent Designating Member") in accordance with the provisions of this Agreement, such Subsequent Designating Member shall have the right to designate a Director, and such Director shall be treated as a Director designated by a Designating Member for purposes of Section 6.1(a)(ii) until such time as such Subsequent Designating Member ceases to own at least a 20% Qualifying Interest; provided, however, that at all times there shall be no more than three Directors designated by the Designating Members. Accordingly, if a Member becomes a Subsequent Designating Member at a time when there are already three Directors designated by other Designating Members, such Subsequent Designating Member's right to designate a Director shall be deferred until the next Designation Loss Event, whereupon the replacement Director shall be determined as provided in Section 6.1(a)(iv) below.

            (iv)  In the event an Initial Designating Member ceases to maintain ownership of at least a 10% Qualifying Interest or a Subsequent Designating Member ceases to maintain ownership of at least a 20% Qualifying Interest (a "Designation Loss Event"), the Director designated by such Designating Member shall be automatically removed as a Director, and any Subsequent Designating Member whose right to designate a Director has been deferred in accordance with Section 6.1(a)(iii) shall be entitled to designate a Director, or, if there is no such remaining Subsequent Designating Member, a majority of the remaining Directors shall elect a replacement Director; provided, however, in the event that there is more than one remaining Subsequent Designating Member whose right to designate a Director has been deferred, the Subsequent Designating Member who first accumulated ownership of at least a 20% Qualifying Interest shall be entitled to designate the Director.

             (v)  If any Designating Member fails to exercise its right to designate a Director and a vacancy on the Board remains unfilled for at least sixty (60) days, the Board may fill that vacancy upon the vote of a majority of the remaining Directors. If the Board exercises its right to fill a vacancy pursuant to this Section 6.1(a)(v), such Designating Member's designation right shall be suspended for a period to be determined by the Board, which period shall not exceed one hundred eighty (180) days. Following the end of any such suspension period and provided that a Designation Loss Event has not occurred with respect to such Designating Member, such Designating Member will be entitled to designate a Director in accordance with the terms of this Agreement. Any Director designated by such Designating Member shall immediately replace the Director appointed by the Board pursuant to this Section 6.1(a)(v); provided, however, that the Board may, by majority vote of the Directors elect to increase the size of the Board by one Director and fill the resulting vacancy with the Director that was appointed by the Board to fill the initial vacancy as provided in the first sentence of this Section 6.1(a)(v); provided further, however, that if, following any such increase or increases in the size of the Board, there shall be any subsequent vacancy on the Board, the Board shall not fill such vacancy and shall reduce the size of the Board by one (but not below ten members) unless either (1) any Designating Member shall be entitled to fill such vacancy or (2) the failure to fill such vacancy would cause the Board to fail to consist of the required number of Independent Directors pursuant to Section 6.1(a).

          (b)   Subject to the terms and conditions set forth below, following the occurrence of a Designation Loss Event with respect to any Initial Designating Member and so long as such Initial Designating Member continues to own at least a 5% Qualifying Interest, (A) such Initial Designating Member shall have the right to designate an individual (who shall be a senior representative of such Initial Designating Member's management team and acceptable to the

  Board) (each, an "IDM Observer") to receive notice of and attend meetings of the Board in an observer capacity and (B) until such Initial Designating Member's right to designate an IDM Observer terminates or the Initial Designating Member rescinds its request to receive such information in writing, each IDM Observer shall be entitled to receive copies of information routinely provided to the Directors; provided, that the failure to give any such notice or documents or information shall not affect the validity of any action taken by the Board. The terms and conditions of the foregoing provisions are as follows:

              (i)  the applicable Initial Designating Member agrees to treat any and all such information, whether written or oral, as confidential information subject to Section 10.4.

             (ii)  In recognition that an Initial Designating Member or one or more of its Affiliates are currently, or may become, engaged in certain aspects of the midstream crude oil, refined products, natural gas and liquefied petroleum gas or other current or future energy infrastructure-related activities that may be deemed to be competitive with the MLP, (1) written materials may be redacted or withheld from any Initial Designating Member or any IDM Observer pursuant to (iii) below, and (2) the IDM Observer may be excluded from relevant portions of the Board meetings or committee meetings pursuant to (iv) below.

            (iii)  Written materials may be redacted or withheld from any Initial Designating Member or any IDM Observer if the Board, the Chairman, the Chief Executive Officer or the general counsel of the Company reasonably believe that (1) providing such information (a) would result in a potential breach of confidentiality agreements between third parties and the Company Group or the MLP and its Subsidiaries; (b) may otherwise disadvantage the Company Group, the MLP or any of its Subsidiaries in ongoing commercial dealings with such Initial Designating Member or any of its affiliates; or (c) could result in the competitive positioning of the Company Group or the MLP or its Subsidiaries being compromised; or (2) such redaction or withholding is necessary or advisable for the protection and retention of any attorney-client privilege.

            (iv)  At the discretion of a majority of the Directors (or any committee of the Board) then in attendance, any IDM Observer may be excluded from relevant portions of the Board meetings or committee meetings if such majority reasonably believes that (1) such IDM Observer's attendance (a) would result in a potential breach of confidentiality agreements between third parties and the Company Group or the MLP and its Subsidiaries; (b) may otherwise disadvantage the Company Group, the MLP or any of its Subsidiaries in ongoing commercial dealings with any Initial Designating Member or any of its affiliates; or (c) could result in the competitive positioning of the Company Group or the MLP or its Subsidiaries being compromised; or (2) such exclusion is necessary or advisable for the protection and retention of any attorney-client privilege.

             (v)  Any Initial Designating Member may eliminate the foregoing restrictions in clauses (ii), (iii) and (iv) above by requesting information or requesting that its IDM Observer not be excluded and, if applicable, agreeing in writing to be bound by any applicable confidentiality agreements that would permit disclosure of the information being redacted or withheld, unless such disclosure or presence of such IDM Observer would (1) adversely affect the retention of any attorney-client privilege or (2) disadvantage the Company Group, the MLP or any of its Subsidiaries in ongoing commercial dealings with the applicable Initial Designating Member or any of its affiliates.

            (vi)  Notwithstanding Section 10.4 or Section 11.1, with respect to materials provided to any Initial Designating Member pursuant to Section 6.1(b)(ii) or otherwise provided by the Company Group without solicitation by such Initial Designating Member, such Initial Designating Member shall not be presumed to have misused such information solely because its IDM Observer may have retained a mental impression of such information in connection with such Initial Designating Member's participation in activities competitive with the Company Group or the MLP and its Subsidiaries. This Section 6.1(b)(vi) shall not apply with respect to information provided to any Initial Designating Member pursuant to Section 6.2(b)(v) or otherwise provided upon an Initial Designating Member's request.

           (vii)  No IDM Observer shall have any voting rights. No consent or approval of any IDM Observer shall be required for any action taken by the Board. The attendance or participation of any IDM Observer at a meeting shall not be required for action by the Board.

          (c)   If a Series A Trigger Event (as such term is defined in the MLP Partnership Agreement) occurs, then the Series A Preferred Unitholders (as such term is defined in the MLP Partnership Agreement) shall have the right, upon written notice, to appoint one representative to the Board, as set forth in the MLP Partnership Agreement, but such right shall be subject to the terms set forth in this Agreement. The Board representative identified in the notice delivered by the Series A Preferred Unitholders shall be referred to herein as the "Series A Designated Director." The Series A Designated Director must, in the reasonable judgment of the Board, (i) have the requisite skill and experience to serve as a director of a public company in the energy sector, (ii) not be prohibited from serving as a director pursuant to any rule or regulation of the Commission or any national securities exchange on which the PAGP Class A Shares or MLP Common Units are listed or admitted to trading, and (iii) not be an employee or a director of any Competitor (as defined below); provided, that an individual employed by a financial institution, fund or investment vehicle, who serves as a director of a portfolio company of such institution, which portfolio company is a Competitor, shall not be excluded from serving as a Series A Designated Director solely by virtue of such role as a director of such portfolio company. For purposes of the immediately preceding sentence the term "Competitor" shall mean any entity that (a) is an operating company (and not a financial institution) and (b) competes with the MLP in the transportation, storage, terminaling or marketing of crude oil, natural gas liquids or natural gas in the United States or Canada. If the Series A Preferred Unitholders exercise their right to appoint a Series A Designated Director, such Series A Designated Director shall be a member of the Board until such Series A Designated Director is removed pursuant to Section 6.1(d) or Section 6.1(e). Any Series A Designated Director shall have all the rights and duties of a Director otherwise serving hereunder.

          (d)   Prior to a Designation Right Termination Event (as defined below), the Series A Designated Director may be removed or replaced by the Series A Purchasers (as defined in the MLP Partnership Agreement) at any time for any reason or by majority vote of the other Directors for "cause" (as defined below); and any vacancy occurring by reason of the death, disability, resignation, removal or other cessation of a person serving as a Series A Designated Director shall be filled by a vote of the Series A Preferred Unitholders holding a majority of the then outstanding Series A Preferred Units and the subsequent delivery of written notice to the Company. As used herein, "cause" means that the Series A Designated Director (i) is prohibited from serving as a director under any rule or regulation of the Commission or any national securities exchange on which the PAGP Class A Shares or MLP Common Units are listed; (ii) while serving as the Series A Designated Director, is convicted by a court of competent jurisdiction of a felony; (iii) a court of competent jurisdiction has entered a final, non-appealable judgment finding the Series A Designated Director liable for actual fraud or willful misconduct against PAGP or the MLP (including, but not limited to, intentionally or willfully failing to observe any obligations of confidentiality to PAGP or the MLP); (iv) is determined to have acted intentionally or in bad faith in a manner that results in a material detriment to the assets, business or prospects of PAGP or the MLP; or (v) is terminated, removed or resigns for any reason from his or her position, if any, with any such Series A Preferred Unitholder at which the Series A

  Designated Director was employed at the time of his or her appointment as the Series A Designated Director. Any action by the Series A Preferred Unitholders to designate, remove or replace a Series A Designated Director shall be evidenced in writing furnished to the Company, shall include a statement that the action has been approved by a vote of the Series A Preferred Unitholders holding a majority of the then outstanding Series A Preferred Units and shall be executed by or on behalf of the Series A Unitholders.

          (e)   Upon payment by the MLP to the Series A Preferred Unitholders of all accrued but unpaid distributions on the Series A Preferred Units then outstanding following a Series A Trigger Event (a "Designation Right Termination Event"), the right of the Series A Preferred Unitholders to designate a Series A Designated Director shall automatically terminate (unless and until another Series A Trigger Event shall have occurred) and the Series A Designated Director then serving as a member of the Board shall, promptly upon (and in any event within two (2) Business Days following) receipt of a written request from the Board, resign as a member of the Board. If the Series A Designated Director does not resign upon such request, then a majority of the other Directors then serving on the Board may remove the Series A Designated Director as a member of the Board.

          (f)    Notwithstanding any other provision of this Agreement, Director designation rights are not separately transferable and in no event shall both a Member and its Permitted Transferee be entitled to designate a Director, unless the transferee otherwise satisfies the criteria of a Subsequent Designating Member.

          (g)   For the purpose of calculating the 10%, 20% and 5% Qualifying Interest thresholds referenced in Section 6.1(a)(iii), Section 6.1(a)(iv) and Section 6.1(b), Qualifying Interests owned by an Affiliate of an Initial Designating Member or a Subsequent Designating Member, as applicable, shall be attributed to such Initial Designating Member or Subsequent Designating Member, as applicable, for purposes of determining whether the applicable Qualifying Interest threshold has been satisfied.

          (h)   Notwithstanding anything herein to the contrary, while a Conflicts Committee of Plains All American GP LLC is empaneled, each Independent Director serving on such conflicts committee shall abstain from all decision-making activities of the Board with respect to matters being considered by, or that have been assigned to, such conflicts committee.

        6.2    Classification of the Board.

          (a)   The Directors, other than the Chief Executive Officer of the Company and any Series A Designated Director, shall as of the date hereof be divided into three classes as follows: (i) the classes shall be denominated Class I, Class II and Class III (each being referred to herein as a "Class"); and (ii) each Class shall initially be composed of three Directors, with each Class having two Independent Directors and one Director designated by a Designating Member. If the size of the Board is increased in accordance with the terms of this Agreement, the Board shall place the additional Directors into the Class or Classes such that Directors are as evenly distributed among Classes as possible. The Classes of the Directors as of the date hereof are set forth on Schedule 3 to this Agreement.

          (b)   The Chief Executive Officer of the Company shall continue to be a Director until his removal or replacement in accordance with Section 6.1(a)(ii). Each Director that has been designated by a Designating Member shall continue to be a Director until such Director's removal or replacement in accordance with Section 6.1(a). Any Series A Designated Director shall continue to be a Director until his removal or replacement in accordance with Section 6.1(d) or Section 6.1(e). Each Eligible Director shall serve for a term ending as follows, subject to earlier death, resignation or removal as provided herein: (i) the Directors designated to Class III shall serve for an initial term that expires at the first annual meeting of PAGP Limited Partners following the date hereof; (ii) the Directors designated to Class II shall serve for an initial term that expires at the second annual meeting of PAGP Limited Partners following the date hereof; and (iii) and the Directors designated to Class I shall serve for an initial term that expires at the third annual meeting of PAGP Limited Partners following the date hereof. At each annual meeting of PAGP Limited Partners, successors to the class of Directors whose term expires at that annual meeting shall be elected or designated for a three-year term. The first annual meeting after the date hereof shall be held during the calendar year commencing on January 1, 2018.

          (c)   At each annual meeting of the PAGP Limited Partners held after the date hereof, any Designating Member for which the term of its designated Director shall expire at such annual meeting shall designate a Director to hold office until the third succeeding annual meeting. Each such designated Director shall hold office for such term or until such Director's earlier death, resignation or removal.

          (d)   An Eligible Director may be removed with or without Cause upon a vote of a majority of the remaining Directors then in office; provided, however, that any Director who is elected by the holders of PAGP Class A Shares, PAGP Class B Shares and PAGP Class C Shares pursuant to the terms of the PAGP Partnership Agreement may only be removed for Cause upon a vote of a majority of the remaining Directors then in office.

          (e)   After the date hereof, individuals shall be nominated for election as Eligible Directors, and the election of Eligible Directors shall be conducted, in accordance with the provisions of the PAGP Partnership Agreement.

        6.3    Meetings of the Board.    The Board may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be called by the Chief Executive Officer or two or more of the Directors upon delivery of written Notice to the remainder of the Board at least five days prior to the date of such meeting. Special meetings of the Board may be called at the request of the Chief Executive Officer or any two or more of the Directors upon delivery of written Notice sent to each other Director by the means most likely to reach such Director as may be determined by the Secretary in his best judgment so as to be received at least 24 hours prior to the time of such meeting. Notwithstanding anything contained herein to the contrary, such Notice may be telephonic if no other reasonable means are available. Such Notices shall be accompanied by a proposed agenda or general statement of purpose. Advance notice of a meeting may be waived and attendance or participation in a meeting shall be deemed to constitute waiver of any advance notice requirement for such meeting, unless the reason for such participation or attendance is for the express purpose of objecting to the transaction of any business on the basis that the meeting was not lawfully called or convened.

        6.4    Quorum and Acts of the Board.    A majority of the Directors shall constitute a quorum for the transaction of business at all meetings of the Board, and, except as otherwise provided in this Agreement, the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing (including by electronic transmission), and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        6.5    Communications.    Members of the Board, or any committee designated by the Board, may participate in a meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment through which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting, except when a Director participates for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

        6.6    Committees of Directors.

          (a)   The Board, by unanimous resolution of all Directors present and voting at a duly constituted meeting of the Board or by unanimous written consent, may designate one or more committees, each committee to consist of one (1) or more of the Directors. In the event of the disqualification, resignation or removal of a committee member, the Board may appoint another member of the Board to fill such vacancy. Any such committee, to the extent provided in the Board's resolution, shall have and may exercise all the powers and authority of the Board in the management of the Company's business and affairs subject to any limitations contained herein or in the Act. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

          (b)   In addition to any other committees established by the Board pursuant to Section 6.6(a), the Board may, as necessary, convene a "Conflicts Committee," which shall be composed of at least two Directors, each of whom shall meet the requirements set forth in the PAGP Partnership Agreement. The Conflicts Committee shall be responsible for (A) approving or disapproving, as the case may be, any matters regarding the business and affairs of the Company, PAGP or AAP submitted to such Conflicts Committee by the Board and (B) performing such other functions as the Board may assign from time to time or as may be specified in a specific delegation to the Conflicts Committee.

          (c)   In addition to any other committees established by the Board pursuant to Section 6.6(a), the Board shall maintain an "Audit Committee," which shall be composed of at least three Independent Directors at all times, subject to Section 6.1(a)(i). The Audit Committee shall be responsible for such matters as the Board may assign from time to time or as may be specified in a written charter for the Audit Committee adopted by the Board.

        6.7    Compensation of Directors.    Each Director shall be entitled to reimbursement from the Company for all reasonable direct out-of-pocket expenses incurred by such Director in connection with attending Board meetings and such other compensation as may be approved by the Board.

        6.8    Directors as Agents.    The Board, acting as a body pursuant to this Agreement, shall constitute a "manager" for purposes of the Act. No Director, in such capacity, acting singly or with any other Director, shall have any authority or right to act on behalf of or bind the Company other than by exercising the Director's voting power as a member of the Board, unless specifically authorized by the Board in each instance.

        6.9    Officers; Agents.    The Board shall have the power to appoint any Person or Persons as the Company's officers (the "Officers") to act for the Company and to delegate to such Officers such of the powers as are granted to the Board hereunder. Any decision or act of an Officer within the scope of the Officer's designated or delegated authority shall control and shall bind the Company (and any business entity for which the Company exercises direct or indirect executory authority). The Officers may have such titles as the Board shall deem appropriate, which may include (but need not be limited to) Chairman of the Board, President, Chief Executive Officer, Executive Vice President, Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer, Controller or Secretary. A Director may be an Officer. Unless the authority of an Officer is limited by the Board, any Officer so appointed shall have the same authority to act for the Company as a corresponding officer of a Delaware corporation would have to act for a Delaware corporation in the absence of a specific delegation of authority. The Officers shall hold office until their respective successors are chosen and qualify or until their earlier death, resignation or removal. Any Officer elected or appointed by the Board may be removed at any time by the affirmative vote of a majority of the Board. Any vacancy occurring in any office of the Company shall be filled by the affirmative vote of a majority of the Board.

        6.10    Actions Requiring Consent of Oxy.    Until Oxy and its Affiliates (a) do not have a Qualifying Interest of at least 5% and (b) beneficially own less than 5% of the outstanding Shares (as such term is defined in the PAGP Partnership Agreement), without the prior written consent of Oxy, the Company shall not, and shall not permit or cause any of its Subsidiaries (including the MLP) to, become a "retailer" (as defined under Section 613A(d)(2) of the Code) or a "refiner" (as defined under Section 613A(d)(4) of the Code).

        6.11    Amendments to the PAGP Partnership Agreement.    The Company shall not propose any amendment to the PAGP Partnership Agreement that, directly or indirectly, would accomplish the effect of the matters prohibited by the provisions of Section 12.2(a)(iii) without the consent of the affected Designating Member or Designating Members, as applicable.

ARTICLE 7
LIABILITY AND INDEMNIFICATION

        7.1    Limitation on Liability of Members, Directors and Officers.

          (a)   Subject to, and as limited by, the provisions of this Agreement, the Members and Directors, in the performance of their duties as such, shall not, to the maximum extent permitted by the Act or other applicable law, owe any duties (including fiduciary duties) as a Member or Director of the Company, notwithstanding anything to the contrary in existing law, in equity or otherwise; provided, however, that for the avoidance of doubt nothing set forth herein shall be deemed to limit the obligations of the "General Partner" under the PAGP Partnership Agreement. Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Company, the Members or any other Persons who have acquired Membership Interests, for losses sustained or liabilities incurred as a result of any act or omission of an Indemnitee in connection with the conduct of the business or affairs of the Company unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee's conduct was criminal. To the fullest extent permitted by Section 18-1101(c) of the Act, a Director designated by a Designating Member, in performing his or her obligations under this Agreement, shall be entitled to act or omit to act at the direction of the Member who designated such Director, considering only such factors, including the separate interests of the designating Member, as such Director or the designating Member chooses to consider, and any action of a Director or failure to act, taken or omitted in good faith reliance on the foregoing provisions of this Section 7.1 shall not constitute a breach of any duty including any fiduciary duty on the part of the Director or designating Member to the Company or any other Member or Director. Except as required by the Act, the Company's debts, obligations, and liabilities, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Indemnitee shall be personally responsible for any such debt, obligation or liability of the Company solely by reason of being an Indemnitee. No Member shall be responsible for any debts, obligations or liabilities, whether arising in contract, tort or otherwise, of any other Member. The provisions of this Agreement, to the extent that they restrict, eliminate or otherwise modify the duties and liabilities, including fiduciary duties, of any Indemnitee otherwise existing at law or in equity, are agreed by the Members to replace such duties and liabilities of such Indemnitee. To the fullest extent permitted by law, in connection with any action or inaction of, or determination made by, any Indemnitee with respect to any matter relating to the Company, it shall be presumed that the Indemnitee acted in a manner that satisfied the contractual standards set forth in this Agreement, and in any proceeding brought by any Member or by or on behalf of such Member or any other Member or the Company challenging any such action or inaction of, or determination made by, any Indemnitee, the Person bringing or prosecuting such proceeding shall have the burden of overcoming such presumption.

          (b)   Any Indemnitee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (c)   No amendment, modification or repeal of this Section 7.1 or any provision hereof shall in any manner terminate, reduce or impair the waiver or limitation on liability with respect to any past, present or future Indemnitee under and in accordance with the provisions of this Section 7.1 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

        7.2    Indemnification.

          (a)   Notwithstanding anything to the contrary set forth in this Agreement and except as required by the Act, to the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, the Company shall indemnify and hold harmless the Indemnitees (when not acting in violation of this Agreement or applicable law) from and against any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including reasonable attorneys' fees and disbursements), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which an Indemnitee may be involved, or threatened to be involved, as a party or otherwise, by reason of his, her or its status as an Indemnitee, if such Indemnitee acted in good faith and in a manner he or she subjectively believed to be in, or not opposed to, the interests of the Company and with respect to any criminal proceeding, had no reason to believe his, her or its conduct was unlawful.

          (b)   Expenses incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding subject to Section 7.2(a) shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Indemnitee to repay such amounts if it is ultimately determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 7.2.

          (c)   The indemnification provided by this Section 7.2 shall be in addition to any other rights to which an Indemnitee may be entitled pursuant to any approval of the Board, as a matter of law or equity, or otherwise, and shall continue as to an Indemnitee who has ceased to hold the status with respect to which it was an Indemnitee and shall inure to the benefit of the heirs, successors, assigns, and administrators of such Indemnitee; provided, however, that in the event such Indemnitee is also an Affiliate of a Member who is a Designating Member, the vote of the Director designated by such Designating Member shall be disregarded for purposes of the Board's vote pursuant to this Section 7.2(c). The Company shall not be required to indemnify any Member in connection with any losses, claims, demands, actions, disputes, suits or proceedings, of any Member against any other Member.

          (d)   The Company may purchase and maintain directors and officers insurance or similar coverage for its Directors and Officers in such amounts and with such deductibles or self-insured retentions as determined by the Board.

          (e)   Any indemnification hereunder shall be satisfied only out of the assets of the Company, and the Members shall not be subject to personal liability by reason of the indemnification provisions under this Section 7.2.

          (f)    An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.2 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement and all material facts relating to such Indemnitee's interest were adequately disclosed to the Board at the time the transaction was consummated.

          (g)   Subject to Section 7.2(c), the provisions of this Section 7.2 are for the benefit of the Indemnitees and the heirs, successors, assigns and administrators of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Persons.

          (h)   No amendment, modification or repeal of this Section 7.2 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Company or any Affiliate of the Company, nor the obligations of the Company or such Affiliate to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.2 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

ARTICLE 8
TRANSFERS OF UNITS

        8.1    General Restrictions.

          (a)   Except for Transfers that are necessary in order to give effect to (i) an exchange of such Member's AAP Class A Units and PAGP Class B Shares for PAGP Class A Shares in accordance with Section 7.9 of the AAP Partnership Agreement; or (ii) a redemption of such Member's AAP Class A Units for MLP Redemption Units in accordance with Section 7.11 of the AAP Partnership Agreement, a Member shall be prohibited from Transferring any of its Company Units (a "Membership Transfer") unless such Member simultaneously Transfers to the transferee of such Company Units a corresponding number of AAP Class A Units and PAGP Class B Shares in accordance with the applicable terms of the AAP Partnership Agreement, including in compliance with any transfer restriction or right of first refusal provisions contained therein. A transfer in compliance with such terms is referred to herein as a "Permitted Transfer." If for any reason the transfer of such AAP Class A Units or PAGP Class B Shares does not occur simultaneously and proportionately with the Membership Transfer, then the Membership Transfer shall be null and void and of no force and effect.

          (b)   Notwithstanding any other provision of this Agreement, no Member may pledge, mortgage or otherwise subject its Company Units to any Encumbrance.

        8.2    Substitute Members.

          (a)   Unless and until admitted as a substitute Member pursuant to this Section 8.2, a transferee of a Member's Company Units shall be an assignee with respect to such Transferred Company Units and shall not be entitled to participate in the management of the business and affairs of the Company or to become, or to exercise the rights of, a Member, including the right to appoint Directors, the right to vote, the right to require any information or accounting of the

  Company's business, or the right to inspect the Company's books and records. Such transferee shall only be entitled to receive, to the extent of the Company Units Transferred to such transferee, the share of distributions and profits, if any, to which the transferor would otherwise be entitled with respect to the Transferred Company Units. The transferor shall have the right to vote such Transferred Company Units until the transferee is admitted to the Company as a substitute Member with respect to the Transferred Company Units.

          (b)   No transferee of all or any of a Member's Company Units shall become a substitute Member in place of the transferor unless and until:

              (i)  Such Transfer is in compliance with the terms of Section 8.1;

             (ii)  the transferee has executed an instrument in form and substance reasonably satisfactory to the Board accepting and adopting, and agreeing to be bound by, the terms and provisions of the Certificate and this Agreement; and

            (iii)  the transferee has caused to be paid all reasonable expenses of the Company in connection with the admission of the transferee as a substitute Member.

  Upon satisfaction of all the foregoing conditions with respect to a particular transferee, the books and records of the Company shall be adjusted to reflect the admission of the transferee as a substitute Member to the extent of the Transferred Company Units held by such transferee.

        8.3    Effect of Admission as a Substitute Member.    Unless otherwise provided hereunder, a transferee who has become a substitute Member has, to the extent of the Transferred Company Units, all the rights, powers and benefits of, and is subject to the obligations, restrictions and liabilities of a Member under, the Certificate, this Agreement and the Act. Upon admission of a transferee as a substitute Member, the transferor of the Company Units so held by the substitute Member shall cease to be a Member of the Company to the extent of such Transferred Company Units.

        8.4    Consent.    Each Member hereby agrees that upon satisfaction of the terms and conditions of this Article 8 with respect to any proposed Transfer, the transferee may be admitted as a Member without any further action by a Member hereunder.

        8.5    No Dissolution.    If a Member Transfers all of its Company Units pursuant to this Article 8 and the transferee of such Company Units is admitted as a Member pursuant to Section 8.2, such Person shall be admitted to the Company as a Member effective on the effective date of the Transfer and the Company shall not dissolve pursuant to Section 9.1.

        8.6    Additional Members.    Any Person acceptable to the Board may become an additional Member of the Company on terms and conditions as the Board shall determine, provided that such additional Member complies with all the requirements of a transferee under Section 8.2(b)(ii) and (b)(iii).

ARTICLE 9
DISSOLUTION AND TERMINATION

        9.1    Events Causing Dissolution.

          (a)   The Company shall be dissolved and its affairs wound up upon the first to occur of the following events:

              (i)  the consent of at least two-thirds of the members of the Board;

             (ii)  at any time there are no Members, unless the Company is continued in accordance with the Act or this Agreement; or

            (iii)  the entry of a decree of judicial dissolution pursuant to Section 18-802 of the Act.

          (b)   The withdrawal, death, retirement, resignation, expulsion, bankruptcy or dissolution of any Member or the occurrence of any other event that terminates the continued membership of any Member in the Company shall not, in and of itself, cause the Company's dissolution.

        9.2    Final Accounting.    Upon dissolution and winding up of the Company, an accounting will be made of the accounts of the Company and each Member and of the Company's assets, liabilities and operations from the date of the last previous accounting to the date of such dissolution.

        9.3    Distributions Following Dissolution and Termination.    Upon dissolution and liquidation of the Company, the assets of the Company shall be applied and distributed in the following order of priority:

          (a)   to the payment of debts and liabilities of the Company (including to the Members to the extent otherwise permitted by law) and the expenses of liquidation;

          (b)   next, to the setting up of such reserves as the Person required or authorized by law to wind up the Company's affairs may reasonably deem necessary or appropriate for any disputed, contingent or unforeseen liabilities or obligations of the Company, provided that any such reserves shall be paid over by such Person to an escrow agent appointed by the Board, to be held by such agent or its successor for such period as such Person shall deem advisable for the purpose of applying such reserves to the payment of such liabilities or obligations and, at the expiration of such period, the balance of such reserves, if any, shall be distributed as hereinafter provided; and

          (c)   the remainder to the Members in proportion to their relative ownership of Company Units.

        The provisions of this Agreement, including, without limitation, this Section 9.3, are intended solely to benefit the Members and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company, and no such creditor of the Company shall be a third-party beneficiary of this Agreement, and no Member or Director shall have any duty or obligation to any creditor of the Company to issue any call for capital pursuant to this Agreement.

        9.4    Termination of the Company.    The Company shall terminate when all assets of the Company, after payment or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Article 9, and the Certificate of Formation of the Company shall have been canceled in the manner required by the Act.

        9.5    No Action for Dissolution.    The Members acknowledge that irreparable damage would be done to the goodwill and reputation of the Company if any Member should bring an action in court to dissolve the Company under circumstances where dissolution is not required by Section 9.1. Accordingly, except where the Board has failed to cause the liquidation of the Company as required by Section 9.1 and except as specifically provided in Section 18-802 of the Act, each Member hereby to the fullest extent permitted by law waives and renounces his right to initiate legal action to seek dissolution of the Company or to seek the appointment of a receiver or trustee to wind up the affairs of the Company, except in the cases of fraud, violation of law, bad faith, willful misconduct or willful violation of this Agreement.

ARTICLE 10
ACCOUNTING; BOOKS AND RECORDS

        10.1    Fiscal Year and Accounting Method.    The fiscal year and taxable year of the Company shall be the calendar year. The Company shall use an accrual method of accounting.

        10.2    Books and Records.    The Company shall maintain at its principal office, or such other office as may be determined by the Board, all the following:

          (a)   a current list of the full name and last known business or residence address of each Member, and of each member of the Board;

          (b)   a copy of the Certificate and this Agreement, including any and all amendments to either thereof, together with executed copies of any powers of attorney pursuant to which the Certificate, this Agreement, or any amendments have been executed; and

          (c)   the Company's books and records.

        10.3    Delivery to Members; Inspection.    Upon the request of any Member, for any purpose reasonably related to such Member's interest as a member of the Company, the Board shall cause to be made available to the requesting Member the information required to be maintained by clauses (a) through (c) of Section 10.2 and such other information regarding the business and affairs and financial condition of the Company as any Member may reasonably request.

        10.4    Non-Disclosure.    Each Member (other than PAGP) agrees that, except as otherwise consented to by the Company in writing, all non-public and confidential information furnished to it pursuant to this Agreement will be kept confidential and will not be disclosed by such Member, or by any of its agents, representatives, or employees, in any manner whatsoever (other than to the Company, another Member or any Person designated by the Company), in whole or in part, except that (a) each Member shall be permitted to disclose such information to those of its agents, representatives, and employees who need to be familiar with such information in connection with such Member's investment in the Company (collectively, "Representatives") and are apprised of the confidential nature of such information, (b) each Member shall be permitted to disclose information to the extent required by law, legal process or regulatory requirements, so long as such Member shall have used its reasonable efforts to first afford the Company with a reasonable opportunity to contest the necessity of disclosing such information, (c) each Member shall be permitted to disclose such information to possible purchasers of all or a portion of the Member's Company Units, provided that such prospective purchaser shall execute a suitable confidentiality agreement in a form approved by the Company containing terms not less restrictive than the terms set forth herein, (d) each Member shall be permitted to disclose information to the extent necessary for the enforcement of any right of such Member arising under this Agreement and (e) each Member shall be permitted to report to its shareholders, limited partners, members or other owners, as applicable, regarding the general status of its investment in the Company (without disclosing specific Confidential Information); provided, however, that information shall not be deemed to be confidential information for purposes of this Section 10.4 or Section 11.1, where such information (i) is already known to such Member (or its Representatives), having been disclosed to such Member (or its Representatives) by a third Person without such third Person having an obligation of confidentiality to the Company (ii) is or becomes publicly known through no wrongful act of such Member (or its Representatives) or (iii) is independently developed by such Member (or its Representatives) without reference to any confidential information disclosed to such Member under this Agreement. Each Member shall be responsible for any breach of this Section 10.4 by its Representatives.

ARTICLE 11
NON-COMPETITION AND NON-SOLICITATION

        11.1    Non-Competition.    Each of the Members (other than PAGP) hereby acknowledges that the Company and its Subsidiaries operate in a competitive business and compete with other Persons operating in the midstream segment of the oil and gas industry for acquisition opportunities. Each of the Members agrees that during the period that it is a Member, it shall not, directly or indirectly, use any of the confidential information it receives as a Member or which its designee receives as a Director of the Company or as an IDM Observer to compete with, or engage in or become interested financially in as a principal, employee, partner, shareholder, agent, manager, owner, advisor, lender, guarantor of any Person that competes in North America with, the business conducted by the Company and its Subsidiaries; provided, however, that when a Member engages in such activities, there shall be no presumption of misuse of such confidential information solely because a Representative or Director designee of such Member or IDM Observer may retain a mental impression of any such confidential information. The Company and the Members acknowledge that a Member may have in conception or development technology or business opportunities which may be very similar or even identical to the Company's confidential information and, so long as such Member abides by Section 10.4, neither such Member nor its designee Director or observer shall have any other restriction on such technology or business opportunities and the Company and the other Members shall have no rights in such technology or business opportunities. The Company and each of the Members also acknowledge and agree that (i) Kayne Anderson Capital Advisors L.P. and its Affiliates ("Kayne Anderson") and EMG Investment, LLC and its Affiliates ("EMG") manage investments in the energy industry in the ordinary course of business (such investments referred to as "Institutional Investments") and that Kayne Anderson and EMG may make Institutional Investments, even if such Institutional Investments are competitive with the Partnership's and its Subsidiaries' business; (ii) Oxy Holding Company (Pipeline), Inc. ("Oxy") and its Affiliates engage in business that includes activities and business or strategic interests or investments that are related to, complement or compete with the businesses of the Company and its Subsidiaries and that Oxy and its Affiliates may engage in such activities or business; and (iii) Kayne Anderson, EMG, Oxy and their respective Affiliates (A) shall not be prohibited, by virtue of its status as a Member or its designation of a Director or an observer, from pursuing or engaging in such Institutional Investments described in clause (i) above or activities or interests described in clause (ii) above, as applicable; (B) shall not be obligated, or have a duty, to inform or present to the Company or any of its Subsidiaries, of any opportunity, relationship or investment (and no other Member will acquire or be entitled to any interest or participation in any such opportunity, relationship or investment) and shall not be bound by the doctrine of corporate opportunity (or any analogous doctrine); and (C) shall not be deemed to have a conflict of interest with, or to have breached this Section 11.1 or any duty (if any), whether express or implied by law, to, the Company or its Affiliates or any other Member by reason of such Member's (or any of its Representative's or equity holder's) involvement in such activities or interests; provided, that in all cases, such Institutional Investments are not in violation of the provisions of Section 10.4 or the second sentence of this Section 11.1. Each of the Members confirms that the restrictions in this Section 11.1 are reasonable and valid and all defenses to the strict enforcement thereof are hereby waived by each of the Members.

        11.2    Non-Solicitation.    Each of the Members (other than PAGP) undertakes toward the Company and is obligated (absent the prior written consent of the Company), during the period that it is a Member and for a period of one year thereafter, not to solicit or hire, directly or indirectly, in any manner whatsoever (except in response to a general solicitation or a non-directed executive search), in the capacity of employee, consultant or in any other capacity whatsoever, one or more of the employees, directors or officers or other Persons (hereinafter collectively referred to as "Employees") who at the time of solicitation or hire, or in the 90-day period prior thereto, are working full-time or part-time for the Company or any of its Subsidiaries and not to endeavor, directly or indirectly, in any manner whatsoever, to encourage any of said Employees to leave his or her job with the Company or any of its Subsidiaries and not to endeavor, directly or indirectly, and in any manner whatsoever, to incite or induce any client of the Company or any of its Subsidiaries to terminate, in whole or in part, its business relations with the Company or any of its Subsidiaries.

        11.3    Damages.    Each of the Members acknowledges that damages may not be an adequate compensation for the losses which may be suffered by the Company as a result of the breach by such Member of the covenants contained in this Article 11 and that the Company shall be entitled to seek injunctive relief with respect to any such breach in lieu of or in addition to any recourse in damages without the posting of a bond or other security.

        11.4    Limitations.    In the event that a court of competent jurisdiction decides that the limitations set forth in Section 11.1 hereof are too broad, such limitations shall be reduced to those limitations that such court deems reasonable.

ARTICLE 12
MISCELLANEOUS

        12.1    Waiver of Default.    No consent or waiver, express or implied, by the Company or a Member with respect to any breach or default by the Company or a Member hereunder shall be deemed or construed to be a consent or waiver with respect to any other breach or default by any party of the same provision or any other provision of this Agreement. Failure on the part of the Company or a Member to complain of any act or failure to act of the Company or a Member or to declare such party in default shall not be deemed or constitute a waiver by the Company or the Member of any rights hereunder.

        12.2    Amendment.

          (a)   Except as otherwise expressly provided elsewhere in this Agreement, this Agreement shall not be altered, modified or changed except by an amendment approved by the Board; provided, however, that

              (i)  no amendment of the terms of this Agreement that (A) increases or extends any financial obligation or liability of a Member, (B) adversely affects a Member's ability to designate Directors or (C) otherwise adversely affects the obligations or rights of a Member (as a Member under this Agreement) in a manner different than a Majority in Interest shall be effective without the prior written consent of such Member;

             (ii)  no amendment of Sections 6.1, 6.2, 6.3, 6.4, 6.10, 6.11 or 11.1 or this Section 12.2 that adversely affects the obligations or rights of a Member shall be effective as to any Member without the prior written consent of that Member;

            (iii)  no amendment of this Agreement that would (A) except as expressly provided for hereunder, increase the size of the Board, (B) grant any Person the right to designate more than one Director, (C) improve the designation right of a Designating Member disproportionately with respect to any or all of the other Designating Members or (D) reduce the power and authority of the Board, shall be effective without the prior written consent of the affected Designating Member or Designating Members, as applicable;

            (iv)  no amendment of Article 6 that would adversely affect the director election rights of holders of PAGP Class A Shares in any material respect shall be effective without the approval of a majority of the Company's Independent Directors; and

             (v)  no amendment to Section 6.1(c), Section 6.1(d), Section 6.1(e) or this Section 12.2(a)(v) shall be effective without the consent of the Series A Preferred Unitholders holding a majority of the then outstanding Series A Preferred Units.

          (b)   In addition to any amendments otherwise authorized herein, the Board may make any amendments to any of the Schedules to this Agreement from time to time to reflect transfers of Company Units and issuances of additional Company Units. Copies of such amendments shall be delivered to the Members promptly following execution thereof.

          (c)   The Board shall cause to be prepared and filed any amendment to the Certificate that may be required to be filed under the Act as a consequence of any amendment to this Agreement.

          (d)   Any modification or amendment to this Agreement or the Certificate made in accordance with this Section 12.2 shall be binding on all Members and the Board.

        12.3    No Third Party Rights.    Except for the rights provided to the Initial Designating Members in Section 6.1(a), the rights provided to the Series A Preferred Unitholders in Sections 6.1(c), (d) and (e), and as provided in Article 7, none of the provisions contained in this Agreement shall be for the benefit of or enforceable by any third parties, including creditors of the Company.

        12.4    Severability.    In the event any provision of this Agreement is held to be illegal, invalid or unenforceable to any extent, the legality, validity and enforceability of the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect and shall be enforced to the greatest extent permitted by law.

        12.5    Nature of Interest in the Company.    A Member's Company Units shall be personal property for all purposes.

        12.6    Binding Agreement.    Subject to the restrictions on the disposition of Company Units herein contained, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

        12.7    Headings.    The headings of the sections of this Agreement are for convenience only and shall not be considered in construing or interpreting any of the terms or provisions hereof.

        12.8    Word Meanings.    The words "herein," "hereinafter," "hereof", and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and vice versa, unless the context otherwise requires. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." When verbs are used as nouns, the nouns correspond to such verbs and vice versa.

        12.9    Counterparts.    This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

        12.10    Entire Agreement.    This Agreement contains the entire agreement between the parties hereto and thereto and supersedes all prior writings or agreements with respect to the subject matter hereof.

        12.11    Partition.    The Members agree that the Property is not and will not be suitable for partition. Accordingly, each of the Members hereby irrevocably waives any and all right such Member may have to maintain any action for partition of any of the Property. No Member shall have any right to any specific assets of the Company upon the liquidation of, or any distribution from, the Company.

        12.12    Governing Law; Consent to Jurisdiction and Venue.    This Agreement shall be construed according to and governed by the laws of the State of Delaware without regard to principles of conflict of laws. The parties hereby submit to the exclusive jurisdiction and venue of the state courts of Harris County, Texas or to the Court of Chancery of the State of Delaware and the United States District Court for the Southern District of Texas and of the United States District Court for the District of Delaware, as the case may be, and agree that the Company or Members may, at their option, enforce their rights hereunder in such courts.

[Signature pages follow]

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first written above.

PAA GP HOLDINGS LLC
By:
Name:
Title:

SIGNATURE PAGE FOR SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

Annex D

Final Form

SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP

OF

PLAINS GP HOLDINGS, L.P.

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
D-i

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
D-ii

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
D-iii

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
D-iv

SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF

PLAINS GP HOLDINGS, L.P.

        This SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PLAINS GP HOLDINGS, L.P. dated as of [    •    ], 2016, is entered into by and among PAA GP Holdings LLC, a Delaware limited liability company, as the General Partner, together with any other Persons who are or become Partners in the Partnership or parties hereto as provided herein.

        WHEREAS, the General Partner and the other parties thereto entered into that certain Amended and Restated Agreement of Limited Partnership dated as of October 21, 2013 (the "Original Agreement");

        WHEREAS, the General Partner desires to amend and restate the Original Agreement, to reflect the amendments set forth herein;

        WHEREAS, Shareholders holding a Share Majority have approved each of the amendments set forth herein; and

        WHEREAS, the General Partner has determined that each of the amendments set forth herein either (i) does not adversely affect the Limited Partners (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) in any material respect (taking into account the overall net impact of the proposed change or amendment), (ii) is necessary or appropriate in connection with the authorization of issuance of the Class C Shares, which constitute a class or series of Partnership Interests authorized and issued pursuant to Section 5.5 or (iii) is required to effect the intent expressed in the Registration Statement or the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement.

        In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.1    Definitions.    The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

        "AAP" means Plains AAP, L.P., a Delaware limited partnership.

        "AAP Agreement" means the Eighth Amended and Restated Limited Partnership Agreement of AAP, dated as of the date hereof, as such may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "AAP Class A Units" means Class A Units representing limited partner interests in AAP.

        "AAP Class B Units" means Class B Units representing limited partner interests in AAP.

        "AAP Exchange" has the meaning ascribed to the term "Exchange" in the AAP Agreement.

        "AAP Redemption" means a redemption of AAP Class A Units in accordance with Section 7.11 of the AAP Agreement.

        "AAP Units" means limited partnership interests in AAP, including AAP Class A Units and AAP Class B Units.

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
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        "Administrative Agreement" means that certain Amended and Restated Administrative Agreement, dated as of the date hereof, among the General Partner, the Partnership and certain other parties, as such may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise; provided that the determination as to whether a Person, directly or indirectly through one or more intermediaries, controls, is controlled by or under common control with another Person shall be made taking into account, at the time of such determination, the context and circumstances surrounding such determination, including any known agreements or understandings that may impact such Person's possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such other Person.

        For purposes of the foregoing:

          (a)   any individual who is an officer or director of the General Partner or any Group Member (excluding the Chief Executive Officer and Chairman of the Board of the General Partner) shall not be considered to be an Affiliate of the General Partner, a Departing General Partner or any Group Member by virtue of such Person's status as an officer or director and the possession of the powers that are within the scope of the designated or delegated authority of such officer or director;

          (b)   any individual who is an officer or director of the MLP Managing General Partner or any of its Affiliates other than the General Partner and the Group Members (excluding the Chief Executive Officer and Chairman of the Board of the MLP Managing General Partner) shall not be considered to be an Affiliate of the General Partner, a Departing General Partner, any Group Member, the MLP Managing General Partner or the MLP by virtue of such Person's status as an officer or director and the possession of the powers that are within the scope of the designated or delegated authority of such officer or director;

          (c)   any Person that, alone or together with any Affiliate Group of which such Person is a part, owns less than 50% of the total number of outstanding General Partner Units of the General Partner, shall not be considered to be an Affiliate of the General Partner, a Departing General Partner or any Group Member by virtue of the ownership by such Person (and Affiliate Group, if applicable) of such General Partner Units; and

          (d)   any Person that, alone or together with any Affiliate Group of which such Person is a part, owns less than 50% of the total "Partnership Interests" (as such term is defined in the AAP Agreement) held by all partners of AAP, shall not be considered to be an Affiliate of the General Partner, a Departing General Partner, any Group Member, or the MLP by virtue of the ownership by such Person (and Affiliate Group, if applicable) of such interests.

        "Affiliate Group" means a Person that with or through any of its Affiliates has any agreement, arrangement, understanding or relationship for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more Persons), exercising investment power or disposing of any General Partner Units or Partnership Interests with any other Person that beneficially owns, or whose Affiliates beneficially own, directly or indirectly, Partnership Interests.

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        "Agreement" means this Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P., as it may be amended, modified, supplemented or restated from time to time in accordance with the terms hereof.

        "Associate" means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a director, officer, manager, general partner or managing member or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

        "Available Cash" means, with respect to any Quarter ending prior to the Liquidation Date,

          (a)   the sum, without duplication, of (i) all cash and cash equivalents of the Partnership Group (or the Partnership Group's proportionate share of cash and cash equivalents in the case of Subsidiaries of Group Members that are not wholly owned) on hand at the end of such Quarter, (ii) all cash and cash equivalents expected to be received by the Partnership from AAP (including any amounts expected to be received by the Partnership from AAP in respect of distributions declared by the MLP but not yet paid) or any other Group Member in respect of such Quarter and (iii) if the General Partner so determines, all or any portion of any additional cash and cash equivalents of the Partnership Group (or the Partnership Group's proportionate share of cash and cash equivalents in the case of Subsidiaries of Group Members that are not wholly owned) on hand on the date of determination of Available Cash with respect to such Quarter, less

          (b)   the amount of any cash reserves established by the General Partner (or the Partnership Group's proportionate share of cash reserves in the case of Subsidiaries of Group Members that are not wholly owned) to (i) comply with applicable law, (ii) comply with any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject, (iii) provide funds for future distributions to the Shareholders under Section 6.3, (iv) provide for future capital expenditures, debt service and other credit needs and any federal, state, provincial or other income tax that may affect the Partnership in the future, (v) provide for the Partnership's general, administrative and other expenses, or (vi) otherwise provide for the proper conduct of the business of the Partnership Group subsequent to such Quarter;

  provided, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such Quarter, but on or before the date of determination of Available Cash with respect to such Quarter, shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the General Partner so determines.

          Notwithstanding the foregoing, "Available Cash" with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

        "Board Classification Date" means the date of this Agreement.

        "Board of Directors" means, the board of directors of the General Partner, or any of its successors and permitted assigns (or if such successor or permitted assign is a limited partnership, the board of directors of its general partner) that may be admitted to the Partnership as general partner of the Partnership (except as the context otherwise requires).

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        "Business Day" means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the States of New York or Texas shall not be regarded as a Business Day.

        "Capital Contribution" means any cash, cash equivalents or the fair market value of Property that a Partner contributes to the Partnership or that is contributed or deemed contributed to the Partnership on behalf of a Partner (including, in the case of an underwritten offering of Shares, the amount of any underwriting discounts or commissions).

        "Cause" means a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner is liable to the Partnership or any Limited Partner for actual fraud or willful misconduct in its capacity as a general partner of the Partnership.

        "Certificate" means a certificate in such form (including in global form if permitted by applicable rules and regulations) as may be adopted by the General Partner, issued by the Partnership evidencing ownership of one or more Partnership Interests.

        "Certificate of Limited Partnership" means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 2.1, as such Certificate of Limited Partnership may be amended, modified, supplemented or restated from time to time.

        "Citizenship Assignee" means a Non-citizen Assignee or a Person to whom one or more Limited Partner Interests have been transferred in a manner permitted under this Agreement who has not been admitted as a Substituted Limited Partner.

        "Class A Share" means a Partnership Interest representing a fractional part of the Partnership Interests of all Limited Partners, and having the rights and obligations specified with respect to Class A Shares in this Agreement.

        "Class A Shareholders" means the holders of Class A Shares.

        "Class B Share" means a Partnership Interest representing a fractional part of the Partnership Interests of all Limited Partners, and having the rights and obligations specified with respect to Class B Shares in this Agreement. The Class B Shares are non-economic interests that do not include any rights to receive distributions from operations or upon the liquidation or winding-up of the Partnership.

        "Class B Shareholders" means the holders of Class B Shares.

        "Class B Transfer" has the meaning assigned to such term in Section 4.5(e).

        "Class C Share" means a Partnership Interest representing a fractional part of the Partnership Interests of all Limited Partners, and having the rights and obligations specified with respect to Class C Shares in this Agreement. The Class C Shares are non-economic interests that (i) do not include any rights to receive distributions from operations or upon the liquidation or winding-up of the Partnership, and (ii) have limited voting and amendment approval rights as described in Section 13.13.

        "Class C Shareholders" means the holders of Class C Shares.

        "Closing Date" means the first date on which Class A Shares were sold by the Partnership to the Underwriters pursuant to the provisions of the Underwriting Agreement.

        "Closing Price" has the meaning assigned to such term in Section 15.1(a).

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        "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

        "Combined Interest" has the meaning assigned to such term in Section 11.3(a).

        "Commission" means the United States Securities and Exchange Commission.

        "Conflicts Committee" means a committee of the Board of Directors composed entirely of two or more Directors, each of whom (a) is not an officer or employee of the General Partner, (b) is not the holder of any ownership interest in the General Partner, its Affiliates or the Partnership Group (other than (i) Class A Shares or (ii) other awards of Partnership Interests that are granted to such Director under a long-term incentive plan) or MLP Group (except that a Director shall not be precluded from serving on such committee due to the ownership of common units of the MLP or indirect interests in the General Partner unless the Board of Directors determines, after taking into account the totality of the specific circumstances involving such Director, that such ownership will likely have an adverse impact on the ability of such Director to act in an independent manner with respect to the matter submitted to the Conflicts Committee), (c) is not an officer, director, general partner, managing member or employee of any Existing Owner, any Affiliate of an Existing Owner or the General Partner or any Associate of any such Affiliate and (d) is determined by the Board of Directors to be independent under the independence standards for directors who serve on an audit committee of a board of directors established by the Securities Exchange Act and the rules and regulations of the Commission thereunder and by the National Securities Exchange on which any class of Partnership Interests is listed or admitted to trading (or, if no Partnership Interests are listed or admitted for trading on a National Securities Exchange, the New York Stock Exchange).

        "Contribution Agreement" means the Contribution Agreement, dated as of October 21, 2013, among the General Partner, the Partnership and certain other parties, together with the additional conveyance documents and instruments contemplated or referenced thereunder, as such may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "Current Market Price" has the meaning assigned to such term in Section 15.1(a).

        "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Section 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

        "Departing General Partner" means a former General Partner from and after the effective date of any withdrawal or removal of such former General Partner pursuant to Section 11.1 or 11.2.

        "Designated Directors" means the Directors appointed by the Existing Owners or their permitted transferees pursuant to Sections 6.1 and 6.2 of the Holdings GP LLC Agreement.

        "Directors" shall mean the members of the Board of Directors.

        "Eligible Directors" shall have the meaning given such term in the Holdings GP LLC Agreement.

        "Eligibility Certificate" means a properly competed certificate in such form as may be specified by the General Partner by which a Citizenship Assignee or a Limited Partner certifies that he (and if he is a nominee holding for the account of another Person, that to the best of his knowledge such other Person) is an Eligible Citizen.

        "Eligible Citizen" means a Person qualified to own interests in real property in jurisdictions in which any Group Member does business or proposes to do business from time to time, and whose

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status as a Limited Partner does not or would not subject such Group Member to a significant risk of cancellation or forfeiture of any of its real properties or interests therein.

        "Event of Withdrawal" has the meaning assigned to such term in Section 11.1(a).

        "Existing Owners" means each of the owners of General Partner Units as of the date of the Original Agreement, in each case for so long as they continue to own General Partner Units.

        "General Partner" means PAA GP Holdings LLC, a Delaware limited liability company, and its successors and permitted assigns that are admitted to the Partnership as general partner of the Partnership (except as the context otherwise requires).

        "General Partner Interest" means the management interest of the General Partner in the Partnership (in its capacity as a general partner without reference to any Limited Partner Interest held by it), and includes any and all benefits to which a General Partner is entitled as provided in this Agreement, together with all obligations of a General Partner to comply with the terms and provisions of this Agreement. The General Partner Interest does not include any rights to receive distributions from operations or upon the liquidation or winding-up of the Partnership.

        "General Partner Unit" means a fractional part of the membership interest of the General Partner.

        "Group" means a Person that with or through any of its Affiliates or Associates has any agreement, arrangement, understanding or relationship for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more Persons), exercising investment power or disposing of any Partnership Interests with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Partnership Interests.

        "Group Member" means a member of the Partnership Group.

        "Group Member Agreement" means the partnership agreement of any Group Member, other than the Partnership, that is a limited or general partnership, the limited liability company agreement of any Group Member that is a limited liability company, the certificate of incorporation and bylaws or similar organizational documents of any Group Member that is a corporation, the joint venture agreement or similar governing document of any Group Member that is a joint venture and the governing or organizational or similar documents of any other Group Member that is a Person other than a limited or general partnership, limited liability company, corporation or joint venture, as such may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "Holdings GP LLC Agreement" means that certain Second Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC dated as of the date hereof, as such may be amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "Indemnitee" means (a) the General Partner, (b) any Departing General Partner, (c) any Existing Owner, (d) any Qualifying Interest Holder, (e) any Person who is or was an Affiliate of the General Partner, any Departing General Partner, any Existing Owner or any Qualifying Interest Holder, (f) any Person who is or was a managing member, manager, general partner, director, officer, fiduciary, agent or trustee of any Group Member, the General Partner, any Departing General Partner, any Existing Owner or any Qualifying Interest Holder or any Affiliate of any Group Member, the General Partner, any Departing General Partner, any Existing Owner or any Qualifying Interest Holder, (f) any Person who is or was serving at the request of the General Partner, any Departing General Partner, any Existing Owner or any Qualifying Interest Holder or any Affiliate of the General Partner, any Departing General Partner, any Existing Owner or any Qualifying Interest Holder as a member, manager, partner, director, officer, fiduciary, agent or trustee of another Person in furtherance of the

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business of any Group Member; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services, and (g) any Person the General Partner designates as an "Indemnitee" for purposes of this Agreement.

        "Ineligible Holder" has the meaning assigned to such term in Section 4.8(a).

        "Initial Class A Shares" means the Class A Shares sold in the Initial Offering.

        "Initial Limited Partners" means the Existing Owners (with respect to the Class B Shares received by them as described in Section 5.2) upon being admitted to the Partnership in accordance with Section 10.1.

        "Initial Offering" means the initial offering and sale of Class A Shares to the public, as described in the Registration Statement.

        "Issue Price" means the price at which an Initial Class A Share is purchased from the Partnership net of any sales commission or underwriting discount charged to the Partnership.

        "Limited Partner" means, unless the context otherwise requires, each Initial Limited Partner, each Class A Shareholder, each Class B Shareholder, each Class C Shareholder, each additional Person that becomes a Limited Partner in accordance with the terms of this Agreement and any Departing General Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 11.3, in each case, in such Person's capacity as a limited partner of the Partnership.

        "Limited Partner Interest" means the ownership interest of a Limited Partner in the Partnership, which may be evidenced by Class A Shares, Class B Shares, Class C Shares, or other Partnership Interests or a combination thereof or interest therein, and includes any and all benefits to which such Limited Partner is entitled as provided in this Agreement, together with all obligations of such Limited Partner to comply with the terms and provisions of this Agreement.

        "Liquidation Date" means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 12.2, the date on which the applicable time period during which the holders of Outstanding Shares have the right to elect to continue the business of the Partnership has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

        "Liquidator" means one or more Persons selected by the General Partner to perform the functions described in Section 12.3 as liquidating trustee of the Partnership within the meaning of the Delaware Act.

        "Merger Agreement" has the meaning assigned to such term in Section 14.1.

        "MLP" means Plains All American Pipeline, L.P., a Delaware limited partnership, and any successors thereto.

        "MLP Agreement" means the Sixth Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P., dated as of the date hereof, as such may be further amended, modified, supplemented or restated from time to time in accordance with the terms thereof.

        "MLP General Partner" means PAA GP LLC, a Delaware limited liability company and the general partner of the MLP, and any successors thereto.

        "MLP Group" means the MLP and its Subsidiaries.

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        "MLP Managing General Partner" means Plains All American GP LLC, a Delaware limited liability company.

        "National Securities Exchange" means an exchange registered with the Commission under the Securities Exchange Act or any successor to such statute.

        "Non-citizen Assignee" means a Person whom the General Partner has determined in accordance with Section 4.8(a) does not constitute an Eligible Citizen and as to whose Partnership Interest the General Partner has become the Substituted Limited Partner, pursuant to Section 4.9.

        "Notice of Election to Purchase" has the meaning assigned to such term in Section 15.1(b).

        "Omnibus Agreement" means the Omnibus Agreement, by and among the MLP, PAA GP LLC, a Delaware limited liability company, AAP, the MLP Managing General Partner, the Partnership and PAA GP Holdings LLC, a Delaware limited liability company, dated as of the date hereof.

        "Opinion of Counsel" means a written opinion of counsel (who may be regular counsel to the Partnership or the General Partner or any of its Affiliates) in a form acceptable to the General Partner.

        "Option Closing Date" means the date or dates on which any Class A Shares are sold by the Partnership to the Underwriters upon exercise of the Over-Allotment Option.

        "Organizational Limited Partner" means PAA Management, L.P., in its capacity as the organizational limited partner of the Partnership pursuant to this Agreement.

        "Original Agreement" has the meaning assigned to such term in the Preamble.

        "Outstanding" means, with respect to Partnership Interests, all Partnership Interests that are issued by the Partnership and reflected as outstanding on the Partnership's books and records as of the date of determination; provided, however, that if at any time any Person or Group (other than the General Partner, any of the Existing Owners and their permitted transferees or their respective Affiliates) beneficially owns 20% or more of the Outstanding Partnership Interests of any class then Outstanding, none of the Partnership Interests owned by such Person or Group shall be voted on any matter and shall not be considered to be Outstanding when sending notices of a meeting of Limited Partners to vote on any matter (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes under this Agreement (such Class A Shares shall not, however, be treated as a separate class of Partnership Interests for purposes of this Agreement or the Delaware Act); provided, further, that the foregoing limitation shall not apply to (i) any Person or Group who acquired 20% or more of the Outstanding Partnership Interests of any class then Outstanding directly from the Partnership, the General Partner, any of the Existing Owners, any Qualifying Interest Holder or their respective Affiliates, (ii) any Person or Group who acquired 20% or more of the Outstanding Partnership Interests of any class then Outstanding directly or indirectly from a Person or Group described in clause (i) provided that the General Partner shall have notified such Person or Group in writing that such limitation shall not apply or (iii) any Person or Group who acquired 20% or more of any Partnership Interests with the prior approval of the Board of Directors; provided, further, that if any time any Person or Group (other than the General Partner, any of the Existing Owners and their permitted transferees or their respective Affiliates) beneficially owns 20% or more of the Outstanding Partnership Interests of any class then Outstanding, taken together as a single class, all of the Partnership Interests owned by such Person or Group shall be deemed Outstanding solely for purposes of nominating persons for election as Eligible Directors in accordance with Section 13.4(c)(ii) and the Partnership Interests held by such Person or Group constituting up to 19.9% of the Class A Shares, Class B Shares and Class C Shares, taken together as a single class, shall be considered Outstanding with respect to voting on the election of persons to serve as Eligible Directors

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in accordance with Section 13.4 and be considered to be Outstanding when sending notices of a meeting of Limited Partners to vote on such matters, calculating required votes with respect to such matters, determining the presence of a quorum for meetings at which such matters are to be acted upon or for other similar purposes under this Agreement.

        "Over-Allotment Option" means the over-allotment option granted to the Underwriters by the Partnership pursuant to the Underwriting Agreement.

        "Partners" means the General Partner and the Limited Partners.

        "Partnership" means Plains GP Holdings, L.P., a Delaware limited partnership.

        "Partnership Group" means the Partnership and its Subsidiaries treated as a single consolidated entity, but excluding the MLP Group.

        "Partnership Interest" means any class or series of equity interest in the Partnership (but excluding any options to purchase, rights, warrants or appreciation rights or phantom or tracking interests relating to an equity interest in the Partnership), including Class A Shares, Class B Shares and Class C Shares.

        "Percentage Interest" means, as of any date of determination, as to any Shareholder, with respect to a class or classes of Shares, as applicable, the quotient obtained by dividing (i) the number of applicable Shares held by such Shareholder by (ii) the total number of all applicable Outstanding Shares. The Percentage Interests with respect to the General Partner Interest and the Class C Shares shall at all times be zero.

        "Person" means an individual or a corporation, firm, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

        "Plan of Conversion" has the meaning assigned to such term in Section 14.1.

        "Pro Rata" means (a) when used with respect to Shares or any class thereof, apportioned among all designated Shares in accordance with their relative Percentage Interests, and (b) when used with respect to Partners or Record Holders, apportioned among all Partners or Record Holders in accordance with their relative Percentage Interests.

        "Purchase Date" means the date determined by the General Partner as the date for purchase of all Outstanding Limited Partner Interests of a certain class (other than Limited Partner Interests owned by the General Partner and its Affiliates) pursuant to Article XV.

        "Qualifying Interest Holder" means a Person holding a 10% or greater Qualifying Interest (as such term is defined in the Holdings GP LLC Agreement).

        "Quarter" means, unless the context requires otherwise, a fiscal quarter of the Partnership, or with respect to the fiscal quarter of the Partnership in which the Closing Date occurs, the portion of such fiscal quarter after the Closing Date.

        "Record Date" means the date established by the General Partner or otherwise in accordance with this Agreement for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners or (b) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.

        "Record Holder" means (a) with respect to Partnership Interests of any class for which a Transfer Agent has been appointed, the Person in whose name a Partnership Interest of such class is registered

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on the books of the Transfer Agent as of the opening of business on a particular Business Day, or (b) with respect to other classes of Partnership Interests, the Person in whose name any such other Partnership Interest is registered on the books that the General Partner has caused to be kept as of the opening of business on such Business Day.

        "Redeemable Interests" means any Partnership Interests for which a redemption notice has been given, and has not been withdrawn, pursuant to Section 4.9.

        "Registration Statement" means the Registration Statement on Form S-1 (Registration No. 333-190227) as it has been or as it may be amended or supplemented from time to time, filed by the Partnership with the Commission under the Securities Act to register the offering and sale of the Class A Shares in the Initial Offering.

        "SEC" means the Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

        "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute.

        "Share" means a Partnership Interest that is designated as a "Share" and shall include Class A Shares and Class B Shares, but shall not include Class C Shares.

        "Share Majority" means at least a majority of the Outstanding Shares, voting together as a single class.

        "Shareholders" means the holders of Shares. For the avoidance of doubt, Shareholders shall not include Class C Shareholders.

        "Simplification" means the transactions contemplated by the Simplification Agreement.

        "Simplification Agreement" means the Simplification Agreement, by and among, the Partnership, PAA GP Holdings LLC, a Delaware limited liability company, AAP, the MLP Managing General Partner, the MLP General Partner and the MLP, dated as of July 11, 2016.

        "Special Approval" means approval by a majority of the members of the Conflicts Committee after due inquiry (as defined herein), based on a subjective belief that the course of action or determination that is the subject of such approval is fair and reasonable to the Partnership.

        "Subsidiary" means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general partner of such partnership, but only if such Person, directly or by one or more Subsidiaries of such Person, or a combination thereof, controls such partnership on the date of determination or (c) any other Person in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person. For purposes of this Agreement, with respect to the Partnership Group, none of the members of the MLP Group shall be a Subsidiary of any member of the Partnership Group.

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        "Substituted Limited Partner" means the General Partner, in its capacity as the holder of Limited Partner Interests on behalf of a Non-citizen Assignee, in accordance with the provisions of Section 4.8.

        "Surviving Business Entity" has the meaning assigned to such term in Section 14.2(b)(ii).

        "Trading Day" has the meaning assigned to such term in Section 15.1(a)(iii).

        "transfer" has the meaning assigned to such term in Section 4.4(a).

        "Transfer Agent" means such bank, trust company or other Person (including the General Partner or one of its Affiliates) as shall be appointed from time to time by the General Partner to act as registrar and transfer agent for Partnership Interests; provided that if no Transfer Agent is specifically designated for any Partnership Interests other than the Class A Shares, the General Partner shall act in such capacity with respect to such Partnership Interests.

        "Underwriter" means each Person named as an underwriter in Schedule I to the Underwriting Agreement who purchased Class A Shares pursuant thereto.

        "Underwriting Agreement" means that certain Underwriting Agreement dated October 15, 2013 among the Underwriters, the Partnership and certain other parties, providing for the purchase of Class A Shares by the Underwriters.

        "U.S. GAAP" means United States generally accepted accounting principles consistently applied.

        "Withdrawal Opinion of Counsel" means an Opinion of Counsel to the effect that the withdrawal as General Partner by the General Partner (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or any Group Member.

        Section 1.2    Construction.    Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; (c) the terms "include," "includes" or "including" or words of like import shall be deemed to be followed by the words "without limitation;" and (d) the terms "hereof," "herein" or "hereunder" refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II
ORGANIZATION

        Section 2.1    Formation.    The Partnership was formed on July 17, 2013 pursuant to the Certificate of Limited Partnership as filed with the Secretary of State of the State of Delaware pursuant to the provisions of the Delaware Act. This Agreement amends and restates the Original Agreement in its entirety. Except as expressly provided to the contrary in this Agreement, the rights, duties (including fiduciary duties), liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes.

        Section 2.2    Name.    The name of the Partnership shall be "Plains GP Holdings, L.P." The Partnership's business may be conducted under any other name or names as determined by the General Partner, including the name of the General Partner. The words "Limited Partnership," "LP," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The General Partner may change the name

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of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

        Section 2.3    Registered Office; Registered Agent; Principal Office; Other Offices.    Unless and until changed by the General Partner, the registered office of the Partnership in the State of Delaware shall be located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be Corporation Service Company. The principal office of the Partnership shall be located at 333 Clay Street, Suite 1600, Houston, Texas 77002 or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner determines to be necessary or appropriate. The address of the General Partner shall be 333 Clay Street, Suite 1600, Houston, Texas 77002 or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

        Section 2.4    Purpose and Business.    The purpose and nature of the business to be conducted by the Partnership shall be to (a) engage directly in, or enter into or form, hold and dispose of any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity; and (b) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member or a member of the MLP Group. The General Partner shall have no duty or obligation to propose or approve, and may decline to propose or approve, the conduct by the Partnership of any business free of any fiduciary duty or obligation whatsoever to the Partnership or any Limited Partner and, in declining to so propose or approve, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity.

        Section 2.5    Powers.    The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Partnership.

        Section 2.6    Term.    The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the dissolution of the Partnership in accordance with the provisions of Article XII. The existence of the Partnership as a separate legal entity shall continue until the cancellation of the Certificate of Limited Partnership as provided in the Delaware Act.

        Section 2.7    Title to Partnership Assets.    Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, one or more of its Affiliates or one or more nominees, as the General Partner may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more of its Affiliates or one or more nominees shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record

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title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided, further, that, prior to the withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer to the Partnership of record title to all Partnership assets held by the General Partner or its Affiliates and, prior to any such transfer, will provide for the use of such assets in a manner satisfactory to the General Partner. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

ARTICLE III
RIGHTS OF LIMITED PARTNERS

        Section 3.1    Limitation of Liability.    The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or required under the Delaware Act.

        Section 3.2    Management of Business.    No Limited Partner, in its capacity as such, shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Any action taken by any Affiliate of the General Partner or any officer, director, employee, manager, member, general partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, director, employee, manager, member, general partner, agent or trustee of a Group Member or a member of the MLP Group, in its capacity as such, shall not be deemed to be participation in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Act) and shall not affect, impair or eliminate the limitations on the liability of the Limited Partners under this Agreement.

        Section 3.3    Outside Activities of the Limited Partners.    Subject to the provisions of Section 7.5, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners, any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group or the MLP Group. Neither the Partnership nor any of the other Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner.

        Section 3.4    Rights of Limited Partners.

          (a)   In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 3.4(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a Limited Partner in the Partnership, upon reasonable written demand stating the purpose of such demand and at such Limited Partner's own expense:

              (i)  to obtain true and full information regarding the status of the business and financial condition of the Partnership (provided that the requirements of this Section 3.4(a)(i) shall be satisfied to the extent the Limited Partner is furnished the Partnership's most recent annual report and any subsequent quarterly or periodic reports required to be filed with the Commission pursuant to Section 13 of the Securities Exchange Act);

             (ii)  to obtain a current list of the name and last known business, residence or mailing address of each Partner; and

            (iii)  to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto.

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          (b)   The rights to information granted the Limited Partners pursuant to Section 3.4(a) replace in their entirety any rights to information provided for in Section 17-305(a) of the Delaware Act and each of the Partners and each other Person or Group who acquires an interest in Partnership Interests hereby agrees to the fullest extent permitted by law that their rights as Partners to receive any information either pursuant to Sections 17-305(a) of the Delaware Act or otherwise is restricted solely to the information identified in Section 3.4(a).

          (c)   Notwithstanding any other provision of this Agreement, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines, (i) any information that the General Partner reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the General Partner believes (A) is not in the best interests of the Partnership Group or the MLP Group, (B) could damage the Partnership Group or the MLP Group or either of their consolidated businesses or (C) that any Group Member is required by law or by agreement with any third party to keep confidential.

          (d)   Notwithstanding any other provision of this Agreement or Section 17-305 of the Delaware Act, each of the Partners, each other Person who acquires an interest in a Partnership Interest and each other Person bound by this Agreement hereby agrees to the fullest extent permitted by law that they do not have rights to receive information from the Partnership or any Indemnitee for the purpose of determining whether to pursue litigation or assist in pending litigation against the Partnership or any Indemnitee relating to the affairs of the Partnership except pursuant to the applicable rules of discovery relating to litigation commenced by such Person.

ARTICLE IV
CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS;
REDEMPTION OF PARTNERSHIP INTERESTS

        Section 4.1    Certificates.    The General Partner may cause some or all of any or all classes of Partnership Interests to be evidenced by certificates. Certificates that may be issued shall be executed on behalf of the Partnership by the Chairman of the Board, Chief Executive Officer, President or any Executive Vice President or Vice President and the Chief Financial Officer or the Secretary or any Assistant Secretary of the General Partner. No Certificate for a class of Partnership Interests shall be valid for any purpose until it has been countersigned by the Transfer Agent for such class of Partnership Interests; provided, however, that if the General Partner elects to cause the Partnership to issue Partnership Interests of such class in global form, the Certificate shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Partnership Interests have been duly registered in accordance with the directions of the Partnership.

        Section 4.2    Mutilated, Destroyed, Lost or Stolen Certificates.

          (a)   If any mutilated Certificate is surrendered to the Transfer Agent, the appropriate officers of the General Partner on behalf of the Partnership shall execute, and the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate, or shall deliver other evidence of the issuance of uncertificated Shares or other Partnership Interests, evidencing the same number and type of Partnership Interests as the Certificate so surrendered.

          (b)   The appropriate officers of the General Partner on behalf of the Partnership shall execute and deliver, and the Transfer Agent shall countersign a new Certificate, or shall deliver other

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  evidence of the issuance of uncertificated Shares or other Partnership Interests, in place of any Certificate previously issued if the Record Holder of the Certificate:

              (i)  makes proof by affidavit, in form and substance satisfactory to the General Partner, that a previously issued Certificate has been lost, destroyed or stolen;

             (ii)  requests the issuance of a new Certificate before the General Partner has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim (as such term is construed under the Uniform Commercial Code of the State of Delaware);

            (iii)  if requested by the General Partner, delivers to the General Partner a bond, in form and substance satisfactory to the General Partner, with surety or sureties and with fixed or open penalty as the General Partner may direct to indemnify the Partnership, the Partners, the General Partner and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

            (iv)  satisfies any other reasonable requirements imposed by the General Partner.

          (c)   If a Limited Partner fails to notify the General Partner within a reasonable period of time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Limited Partner Interests represented by the Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, the Limited Partner shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate, or other evidence of the issuance of uncertificated Shares or other Partnership Interests.

          (d)   As a condition to the issuance of any new Certificate, or other evidence of the issuance of uncertificated Shares or other Partnership Interests, under this Section 4.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

        Section 4.3    Record Holders.    The Partnership shall be entitled to recognize the Record Holder as the Limited Partner with respect to any Partnership Interest and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Partnership Interest on the part of any other Person, regardless of whether the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Partnership Interests are listed or admitted to trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Partnership Interests, as between the Partnership on the one hand, and such other Persons on the other, such representative Person shall be (a) the Record Holder of such Partnership Interest and (b) bound by this Agreement and shall have the rights and obligations of a Partner hereunder and as, and to the extent, provided for herein.

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        Section 4.4    Transfer Generally.

          (a)   The term "transfer," when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction (i) by which the General Partner assigns its General Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange, or any other disposition by law or otherwise, (ii) by which the holder of a Class A Share assigns such Class A Share to another Person who is or becomes a Class A Shareholder, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage, (iii) by which the holder of a Class B Share assigns such Class B Share to another Person who is or becomes a Class B Shareholder, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or other disposition by law or otherwise or (iv) by which the holder of a Class C Share assigns such Class C Share to another Person who is or becomes a Class C Shareholder, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or other disposition by law or otherwise.

          (b)   No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article IV shall be, to the fullest extent permitted by law, null and void.

          (c)   Nothing contained in this Agreement shall be construed to prevent a disposition by any stockholder, member, partner or other owner of the General Partner of any or all of the issued and outstanding equity interests or other ownership interests in the General Partner, including through a merger or consolidation of the General Partner.

        Section 4.5    Registration and Transfer of Limited Partner Interests.

          (a)   The General Partner shall keep or cause to be kept on behalf of the Partnership a register in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 4.5(b), the Partnership will provide for the registration and transfer of Limited Partner Interests. The Partnership shall not recognize transfers of Certificates evidencing Limited Partner Interests unless such transfers are effected in the manner described in this Section 4.5. Upon surrender of a Certificate for registration of transfer of any Limited Partner Interests evidenced by a Certificate, and subject to the provisions of Section 4.5(b), the appropriate officers of the General Partner on behalf of the Partnership shall execute and deliver, and in the case of Class A Shares, the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Certificates, or shall deliver other evidence of the issuance of uncertificated Shares, evidencing the same aggregate number and type of Limited Partner Interests as was evidenced by the Certificate so surrendered.

          (b)   Except as otherwise provided in Section 4.8, the General Partner shall not recognize any transfer of Limited Partner Interests until the Certificates evidencing such Limited Partner Interests, or other evidence of the issuance of uncertificated Shares or other Partnership Interests, are surrendered for registration of transfer. No charge shall be imposed by the General Partner for such transfer; provided, that as a condition to the issuance of any new Certificate under this Section 4.5, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

          (c)   By acceptance of the transfer of any Limited Partner Interests in accordance with this Section 4.5 and except as provided in Section 4.8, each transferee of a Limited Partner Interest

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  (including any nominee holder or an agent or representative acquiring such Limited Partner Interests for the account of another Person) (i) shall be admitted to the Partnership as a Limited Partner with respect to the Limited Partner Interests so transferred to such other Person when any such transfer or admission is reflected in the books and records of the Partnership, with or without execution of this Agreement, (ii) shall be deemed to agree to be bound by the terms of, and shall be deemed to have executed, this Agreement, (iii) shall become the Record Holder of the Limited Partner Interests so transferred, (iv) represents that the transferee has the capacity, power and authority to enter into this Agreement and (v) makes the consents and waivers contained in this Agreement. The transfer of any Limited Partner interests and the admission of any new Limited Partner shall not constitute an amendment to this Agreement.

          (d)   Subject to (i) the provisions of this Section 4.5, (ii) Section 4.3, (iii) Section 4.7, (iv) with respect to any class or series of Limited Partner Interests, the provisions of any statement of designations or amendment to this Agreement establishing such series, (v) any contractual provisions binding on any Limited Partner and (vi) provisions of applicable law including the Securities Act, Limited Partner Interests shall be freely transferable.

          (e)   Except for transfers that are necessary in order to give effect to an AAP Exchange, a Limited Partner shall be prohibited from transferring any of its Class B Shares (a "Class B Transfer") unless such Limited Partner simultaneously transfers to the transferee of such Class B Shares the same number of shares of AAP Class A Units in accordance with the applicable terms of the AAP Agreement, including compliance with any transfer restriction or right of first refusal provisions, and, except to the extent not required pursuant to the terms of the AAP Agreement, a proportionate number of General Partner Units in accordance with the applicable terms of the Holdings GP LLC Agreement. If for any reason the transfer of such AAP Class A Units or General Partner Units, as applicable, does not occur simultaneously with the Class B Transfer, then the Class B Transfer shall be null and void and of no force and effect.

          (f)    Except for transfers that are approved in writing by the General Partner, a Limited Partner shall be prohibited from transferring any of its Class C Shares.

        Section 4.6    Transfer of the General Partner Interest.

          (a)   Subject to Section 4.6(b) below, the General Partner shall be free to transfer all or any part of its General Partner Interest to another Person at any time.

          (b)   Notwithstanding anything herein to the contrary, no transfer by the General Partner of all or any part of its General Partner Interest to another Person shall be permitted unless (i) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and to be bound by the provisions of this Agreement, (ii) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner under the Delaware Act and (iii) such transferee also agrees to purchase all (or the appropriate portion thereof, if applicable) of the partnership or membership or limited liability company interest of the General Partner as the general partner or managing member, if any, of each other Group Member. In the case of a transfer pursuant to and in compliance with this Section 4.6, the transferee or successor (as the case may be) shall, subject to compliance with the terms of Section 10.3, be admitted to the Partnership as the General Partner effective immediately prior to the transfer of the General Partner Interest, and the business of the Partnership shall continue without dissolution.

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        Section 4.7    Restrictions on Transfers.

          (a)   Notwithstanding the other provisions of this Article IV, no transfer of any Partnership Interests shall be made if such transfer would (i) violate the then applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer or (ii) terminate the existence or qualification of the Partnership under the laws of the jurisdiction of its formation.

          (b)   Nothing contained in this Article IV, or elsewhere in this Agreement, shall preclude the settlement of any transactions involving Partnership Interests entered into through the facilities of any National Securities Exchange on which such Partnership Interests are listed or admitted to trading.

        Section 4.8    Eligibility Certificates; Ineligible Holders.

          (a)   If any Group Member is or becomes subject to any federal, state or local law or regulation that, in the reasonable determination of the General Partner, creates a substantial risk of cancellation or forfeiture of any property in which the Group Member has an interest based on the nationality, citizenship or other related status of a Limited Partner or Citizenship Assignee, the General Partner may request any Limited Partner or Citizenship Assignee to furnish to the General Partner, within 30 days after receipt of such request, an executed Eligibility Certificate or such proof of the nationality, citizenship or other related status (or, if the Limited Partner or Citizenship Assignee is a nominee holding for the account of another Person, the nationality, citizenship or other related status of such Person) as the General Partner may request. If a Limited Partner or Citizenship Assignee fails to furnish to the General Partner within the aforementioned 30-day period such Eligibility Certificate or other requested information or if upon receipt of such Eligibility Certificate or other requested information the General Partner determines, with the advice of counsel, that a Limited Partner or Citizenship Assignee is not an Eligible Citizen (an "Ineligible Holder"), the Partnership Interests owned by such Ineligible Holder shall be subject to redemption in accordance with the provisions of Section 4.9. In addition, the General Partner may require that the status of any such Ineligible Holder be changed to that of a Non-citizen Assignee and, thereupon, the General Partner shall be substituted for such Non-citizen Assignee as the Limited Partner in respect of such Limited Partner's Limited Partner Interests.

          (b)   The General Partner shall, in exercising voting rights in respect of Limited Partner Interests held by it on behalf of Non-citizen Assignees, distribute the votes in the same ratios as the votes of Partners (including the General Partner) in respect of Limited Partner Interests other than those of Non-citizen Assignees are cast, either for, against or abstaining as to the matter.

          (c)   Upon dissolution of the Partnership, a Non-citizen Assignee shall have no right to receive a distribution in kind pursuant to Section 12.4 but shall be entitled to the cash equivalent thereof, and the Partnership shall provide cash in exchange for an assignment of the Non-citizen Assignee's share of any distribution in kind. Such payment and assignment shall be treated for Partnership purposes as a purchase by the Partnership from the Non-citizen Assignee of his Limited Partner Interest (representing his right to receive his share of such distribution in kind).

          (d)   At any time after a Non-citizen Assignee can and does certify that such Non-citizen Assignee has become an Eligible Citizen, such Non-citizen Assignee may, upon application to the General Partner, request admission as a Substituted Limited Partner with respect to any Limited Partner Interests of such Non-citizen Assignee not redeemed pursuant to Section 4.9 and upon such Non-citizen Assignee's admission pursuant to Section 12.4, the General Partner shall cease to

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  be deemed to be the Limited Partner in respect of the Non-citizen Assignee's Limited Partner Interests.

        Section 4.9    Redemption of Partnership Interests of Ineligible Holders.

          (a)   If at any time a Limited Partner or Citizenship Assignee fails to furnish an Eligibility Certificate or other information requested within the 30-day period specified in Section 4.8(a), or if upon receipt of such Eligibility Certificate or other information the General Partner determines, with the advice of counsel, that a Limited Partner or Citizenship Assignee is not an Eligible Citizen, the Partnership may, unless the Limited Partner or Citizenship Assignee establishes to the satisfaction of the General Partner that such Limited Partner or Citizenship Assignee is an Eligible Citizen or has transferred his Partnership Interests to a Person who is an Eligible Citizen and who furnishes an Eligibility Certificate to the General Partner prior to the date fixed for redemption as provided below, redeem the Partnership Interest of such Limited Partner or Citizenship Assignee as follows:

              (i)  The General Partner shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner or Citizenship Assignee, at his last address designated on the records of the Partnership or the Transfer Agent, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Redeemable Interests, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Certificate evidencing the Redeemable Interests or other evidence of the issuance of uncertificated Limited Partnership Interests and that on and after the date fixed for redemption no further allocations or distributions to which the Limited Partner or Citizenship Assignee would otherwise be entitled in respect of the Redeemable Interests will accrue or be made.

             (ii)  The aggregate redemption price for Redeemable Interests shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Limited Partner Interests of the class to be so redeemed multiplied by the number of Limited Partner Interests of each such class included among the Redeemable Interests. The redemption price shall be paid, in the discretion of the General Partner, in cash or by delivery of a promissory note of the Partnership in the principal amount of the redemption price, bearing interest at the rate of 10% annually and payable in three equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

            (iii)  Upon surrender by or on behalf of the Limited Partner or Citizenship Assignee, at the place specified in the notice of redemption, of the Certificate evidencing the Redeemable Interests, duly endorsed in blank or accompanied by an assignment duly executed in blank, or other evidence of the issuance of uncertificated Limited Partnership Interests, the Limited Partner or Citizenship Assignee or his duly authorized representative shall be entitled to receive the payment therefor.

            (iv)  After the redemption date, Redeemable Interests shall no longer constitute issued and Outstanding Limited Partner Interests.

          (b)   The provisions of this Section 4.9 shall also be applicable to Limited Partner Interests held by a Limited Partner or Citizenship Assignee as nominee of a Person determined to be other than an Eligible Citizen.

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          (c)   Nothing in this Section 4.9 shall prevent the recipient of a notice of redemption from transferring his Limited Partner Interest before the redemption date if such transfer is otherwise permitted under this Agreement. Upon receipt of notice of such a transfer, the General Partner shall withdraw the notice of redemption, provided the transferee of such Limited Partner Interest certifies to the satisfaction of the General Partner in an Eligibility Certificate that he is an Eligible Citizen. If the transferee fails to make such certification, such redemption shall be effected from the transferee on the original redemption date.

ARTICLE V
CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

        Section 5.1    Organizational Issuances.    In connection with the formation of the Partnership under the Delaware Act, the General Partner received a non-economic General Partner Interest in the Partnership, and has been admitted as the General Partner of the Partnership, and the Organizational Limited Partner received a Limited Partner Interest in the Partnership equal to a one-hundred percent Percentage Interest and has been admitted as a Limited Partner of the Partnership. As of the Closing Date and effective with the admission of another Limited Partner to the Partnership, the interests of the Organizational Limited Partner were cancelled as provided in the Contribution Agreement.

        Section 5.2    Contributions by Limited Partners.

          (a)   On the Closing Date, the General Partner and the Existing Owners made the contributions contemplated by the Contribution Agreement in exchange for the interests provided for therein, including the Class B Shares.

          (b)   At the closing of the Simplification, the Class C Shares were issued to the MLP in accordance with the Simplification Agreement.

        Section 5.3    Contributions by the Underwriters.

          (a)   On the Closing Date and pursuant to the Underwriting Agreement, each Underwriter contributed to the Partnership cash in an amount equal to the Issue Price per Initial Class A Share multiplied by the number of Class A Shares specified in the Underwriting Agreement to be purchased by such Underwriter at the Closing Date. In exchange for such Capital Contributions by the Underwriters, the Partnership issued Class A Shares to each Underwriter on whose behalf such Capital Contribution is made in an amount equal to the quotient obtained by dividing (i) the cash contribution to the Partnership by or on behalf of such Underwriter by (ii) the Issue Price per Initial Class A Share. The Partnership used the proceeds from such Capital Contributions to purchase AAP Class A Units and General Partner Units as provided in the Contribution Agreement.

          (b)   Upon the exercise of the Over-Allotment Option, each Underwriter contributed to the Partnership cash in an amount equal to the Issue Price per Initial Class A Share, multiplied by the number of Class A Shares to be purchased by such Underwriter at the Option Closing Date. In exchange for such Capital Contributions by the Underwriters, the Partnership issued Class A Shares to each Underwriter on whose behalf such Capital Contribution is made in an amount equal to the quotient obtained by dividing (i) the cash contributions to the Partnership by or on behalf of such Underwriter by (ii) the Issue Price per Initial Class A Share. The Partnership used the proceeds from such Capital Contributions to purchase a number of Class B Shares, AAP Class A Units and General Partner Units as provided in the Contribution Agreement.

        Section 5.4    Interest and Withdrawal.    No interest on Capital Contributions shall be paid by the Partnership. No Partner shall be entitled to the withdrawal or return of its Capital Contribution, except

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to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Partner shall have priority over any other Partner either as to the return of Capital Contributions or as to profits, losses or distributions.

        Section 5.5    Issuances of Additional Partnership Interests.

          (a)   The Partnership may issue additional Partnership Interests and options, rights, warrants and appreciation rights relating to the Partnership Interests (including pursuant to Section 7.4(c), but subject to Article XIV) for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as the General Partner shall determine, all without the approval of any Limited Partners.

          (b)   Each additional Partnership Interest authorized to be issued by the Partnership pursuant to Section 5.5(a) or security authorized to be issued pursuant to Section 7.4(c) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Interests), as shall be fixed by the General Partner, including (i) the right to share in Partnership distributions; (ii) the rights upon dissolution and liquidation of the Partnership; (iii) whether, and the terms and conditions upon which, the Partnership may or shall be required to redeem the Partnership Interest (including sinking fund provisions) or other security; (iv) whether such Partnership Interest is issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (v) the terms and conditions upon which each Partnership Interest or other security will be issued, evidenced by certificates and assigned or transferred; (vi) the method for determining the Percentage Interest as to such Partnership Interest; and (vii) the right, if any, of each such Partnership Interest to vote on Partnership matters, including matters relating to the relative preferences, rights, powers and duties of such Partnership Interest.

          (c)   The General Partner shall take all actions that it determines to be necessary or appropriate in connection with (i) each issuance of Partnership Interests and options, rights, warrants and appreciation rights relating to Partnership Interests pursuant to this Section 5.5 or Section 7.4(c), (ii) the admission of additional Limited Partners and (iii) all additional issuances of Partnership Interests. The General Partner shall (aa) determine the relative preferences, rights, powers and duties of the holders of the Shares or other Partnership Interests being so issued and (bb) reflect the admission of such additional Limited Partners in the books and records of the Partnership as the Record Holder of such Limited Partner Interest. The General Partner shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things that it determines to be necessary or appropriate in connection with any future issuance of Partnership Interests, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any, National Securities Exchange on which the Shares or other Partnership Interests are listed or admitted to trading.

          (d)   No fractional Shares or fractional Partnership Interests shall be issued by the Partnership.

        Section 5.6    AAP Exchanges and Redemptions.

          (a)   Upon any exchange of AAP Class B Units for AAP Class A Units pursuant to the AAP Agreement, the Partnership shall issue to the exchanging holder of such AAP Class B Units a number of Class B Shares equal to the number of AAP Class A Units issued in connection with such exchange.

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          (b)   Upon any AAP Exchange, the Partnership shall issue to AAP (or, if the Call Right (as defined in the AAP Agreement) is exercised, the party exchanging AAP Class A Units) a number of Class A Shares equal to the number of AAP Class A Units being exchanged. Simultaneous with the consummation of such exchange, the Class B Shares involved in such exchange shall automatically be cancelled and shall cease to be outstanding.

          (c)   Upon any AAP Redemption by a Limited Partner, a number of Class B Shares held by such Limited Partner equal to the number of AAP Class A Units redeemed by such Limited Partner shall automatically be cancelled and shall cease to be outstanding with no consideration owing therefor.

        Section 5.7    No Preemptive Right.    No Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Interest, whether unissued, held in the treasury or hereafter created.

        Section 5.8    Splits and Combinations.

          (a)   Subject to Section 5.8(d), the Partnership may make a Pro Rata distribution of Partnership Interests to all Record Holders or may effect a subdivision or combination of Partnership Interests so long as, after any such event, each Partner shall have the same Percentage Interest in the Partnership as before such event, and any amounts calculated on a per Share basis or stated as a number of Shares are proportionately adjusted. Any such distribution, subdivision or combination of the Class A Shares shall be accompanied by a simultaneous and proportionate distribution, subdivision or combination of the Class B Shares and Class C Shares (notwithstanding the fact that the Percentage Interest of the Class C Shares is zero) pursuant to this Agreement, General Partner Units pursuant to the Holdings GP LLC Agreement, and the AAP Class A Units or AAP Class B Units, respectively, pursuant to the AAP Agreement, and vice versa. This provision shall not be amended unless corresponding changes are made to the Holdings GP LLC Agreement and the AAP Agreement.

          (b)   Whenever such a distribution, subdivision or combination of Partnership Interests is declared, the General Partner shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of a date not less than 10 days prior to the date of such notice. The General Partner also may cause a firm of independent public accountants selected by it to calculate the number of Partnership Interests to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The General Partner shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

          (c)   Promptly following any such distribution, subdivision or combination, the Partnership may issue Certificates, or other evidence of the issuance of uncertificated Shares or other Partnership Interests, to the Record Holders of Partnership Interests as of the applicable Record Date representing the new number of Partnership Interests held by such Record Holders, or the General Partner may adopt such other procedures that it determines to be necessary or appropriate to reflect such changes. If any such combination results in a smaller total number of Partnership Interests Outstanding, the Partnership shall require, as a condition to the delivery to a Record Holder of such new Certificate, or other evidence of the issuance of uncertificated Shares or other Partnership Interests, the surrender of any Certificate, or other evidence of the issuance of uncertificated Shares or other Partnership Interests, held by such Record Holder immediately prior to such Record Date.

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          (d)   The Partnership shall not issue fractional Shares or other Partnership Interests upon any distribution, subdivision or combination of Shares or other Partnership Interests. If a distribution, subdivision or combination of Shares or other Partnership Interests would result in the issuance of fractional Shares or other Partnership Interests but for the provisions of this Section 5.8(d), each fractional Share or other Partnership Interest shall be rounded to the nearest whole Share or other Partnership Interest (and a 0.5 Share shall be rounded to the next higher Share or other Partnership Interest).

        Section 5.9    Fully Paid and Non-Assessable Nature of Limited Partner Interests.    All Limited Partner Interests issued pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Limited Partner Interests in the Partnership, except as such non assessability may be affected by Section 17-607 of the Delaware Act.

ARTICLE VI
DISTRIBUTIONS

        Section 6.1    Requirement and Characterization of Distributions; Distributions to Record Holders.

          (a)   Within 55 days following the end of each Quarter commencing with the Quarter ending on December 31, 2013, an amount equal to 100% of Available Cash with respect to such Quarter shall, subject to Section 17-607 of the Delaware Act, be distributed in accordance with this Article VI by the Partnership to the Partners as of the Record Date selected by the General Partner. All distributions required to be made under this Agreement shall be made subject to Section 17-607 and 17-804 of the Delaware Act.

          (b)   Notwithstanding Section 6.1(a), in the event of the dissolution and liquidation of the Partnership, all cash received during or after the Quarter in which the Liquidation Date occurs shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

          (c)   Each distribution in respect of a Partnership Interest shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Partnership Interest as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Partnership's liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

          (d)   For the avoidance of doubt, no holder of Class A Shares issued in connection with an AAP Exchange shall be entitled to receive, in respect of the same Quarter, distributions or dividends both on such Class A Shares and the AAP Class A Units that were conveyed to the Partnership as part of such AAP Exchange.

        Section 6.2    Distributions of Available Cash.    Available Cash shall, subject to Section 17-607 of the Delaware Act, be distributed, except as otherwise contemplated by Section 5.5 in respect of other Partnership Interests issued pursuant thereto, 100% to the Class A Shareholders Pro Rata.

ARTICLE VII
MANAGEMENT AND OPERATION OF BUSINESS

        Section 7.1    Management.

          (a)   The General Partner shall conduct, direct and manage all activities of the Partnership. Except as otherwise expressly provided in this Agreement or required by law, all management

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  powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner shall have any management power over the business and affairs or property of the Partnership. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3, shall have full power and authority to do all things and on such terms as it determines to be necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

              (i)  the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into Partnership Interests, and the incurring of any other obligations;

             (ii)  the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

            (iii)  the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 7.3 and Article XIV);

            (iv)  the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of the Partnership, its Subsidiaries and the MLP Group, the lending of funds to other Persons; the repayment or guarantee of obligations of the Partnership, its Subsidiaries and the MLP Group; and the making of capital contributions to any member of the Partnership, its Subsidiaries and the MLP Group;

             (v)  the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if such lack of recourse results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

            (vi)  the distribution of Partnership cash;

           (vii)  the selection and dismissal of employees (including employees having titles such as "president," "vice president," "secretary" and "treasurer") and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

          (viii)  the maintenance of insurance for the benefit of the Partnership, the Partners and Indemnitees;

            (ix)  the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, limited liability companies, corporations or other relationships (including the acquisition of interests in, and the contributions of property to, the MLP and its Subsidiaries from time to time);

             (x)  the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in

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    the conduct of litigation, arbitration or mediation and the incurring of legal expense and the settlement of claims and litigation;

            (xi)  the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

           (xii)  the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Limited Partner Interests from, or requesting that trading be suspended on, any such exchange;

          (xiii)  the purchase, sale or other acquisition or disposition of Partnership Interests, or the issuance of options, rights, warrants and appreciation rights relating to Partnership Interests; and

          (xiv)  the undertaking of any action in connection with the Partnership's participation and management of the MLP through its ownership of the MLP Managing General Partner, including the approval or disapproval on behalf of the Partnership in its capacity as the sole member of the MLP Managing General Partner, of any proposed actions that may not be effected or authorized without the prior written consent of the Partnership pursuant to the terms of the limited liability company agreement of the MLP Managing General Partner, including any modification, amendment, waiver or other action affecting the general partner interest provided for in the MLP Agreement.

          (b)   Notwithstanding any other provision of this Agreement, any Group Member Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Partners and each other Person who may acquire an interest in Partnership Interests or is otherwise bound by the provisions of this Agreement hereby (i) approves, ratifies and confirms the execution, delivery and performance by the parties thereto of this Agreement and the Group Member Agreement of each other Group Member, the Underwriting Agreement, the Administrative Agreement, the Contribution Agreement, and the other agreements described in or filed as exhibits to the Registration Statement that are related to the transactions contemplated by the Registration Statement (which approval, ratification and confirmation shall not, with respect to each such agreement, be considered to cover or include any amendments or supplements thereof entered into after the date such Person becomes bound by the provisions of this Agreement, except for amendments or supplements made to this Agreement in accordance with the provisions hereof) and the Omnibus Agreement (which approval, ratification and confirmation shall not, with respect to each such agreement, be considered to cover or include any amendments or supplements thereof entered into after the date of this Agreement, except for amendments or supplements made to this Agreement in accordance with the provisions hereof); (ii) agrees that the General Partner (on its own behalf or through any officer of the Partnership) is authorized to execute, deliver and perform the agreements referred to in clause (i) of this sentence and the other agreements, acts, transactions and matters described in or contemplated by the Registration Statement on behalf of the Partnership without any further act, approval or vote of the Partners or the other Persons who may acquire an interest in Partnership Interests or are otherwise bound by the provisions of this Agreement; and (iii) agrees that the execution, delivery or performance by the General Partner, any Group Member or any Affiliate of any of them of this Agreement or any agreement authorized or permitted under this Agreement and any amendment of such agreements in accordance with the terms thereof (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XV) shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or

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  the Limited Partners or any other Persons under this Agreement (or any other agreements) or of any duty otherwise existing at law, in equity or otherwise.

        Section 7.2    Certificate of Limited Partnership.    The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents that the General Partner determines to be necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent the General Partner determines such action to be necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership or other entity in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 3.4(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner.

        Section 7.3    Restrictions on General Partner's Authority.    Except as provided in Articles XII and XIV, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the assets of the Partnership Group, taken as a whole, in a single transaction or a series of related transactions without the approval of holders of a Share Majority; provided, however, that this provision shall not preclude or limit the General Partner's ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership Group and shall not apply to any forced sale of any or all of the assets of the Partnership Group pursuant to the foreclosure of, or other realization upon, any such encumbrance.

        Section 7.4    Reimbursement of the General Partner.

          (a)   Except as provided in this Section 7.4 and elsewhere in this Agreement, the General Partner shall not be compensated for its services as general a partner or managing member of any Group Member.

          (b)   The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership Group (including salary, bonus, incentive compensation, directors fees and other amounts paid to any Person, including Affiliates of the General Partner to perform services for the Partnership Group or for the General Partner in the discharge of its duties to the Partnership Group), and (ii) all other expenses allocable to the Partnership Group or otherwise incurred by the General Partner in connection with operating the Partnership Group's business (including expenses allocated to the General Partner by its Affiliates). The General Partner shall determine the expenses that are allocable to the Partnership Group. Reimbursements pursuant to this Section 7.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7.

          (c)   The General Partner, without the approval of the Limited Partners (who shall have no right to vote in respect thereof), may propose and adopt on behalf of the Partnership Group employee benefit plans, employee programs and employee practices (including plans, programs and practices involving the issuance of Partnership Interests or options to purchase or rights, warrants or appreciation rights or phantom or tracking interests relating to Partnership Interests), or cause the Partnership to issue Partnership Interests in connection with, or pursuant to, any employee benefit plan, employee program or employee practice maintained or sponsored by the General

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  Partner or any one of its Affiliates, in each case for the benefit of employees and directors of the General Partner, any Group Member or any Affiliate, or any of them, in respect of services performed, directly or indirectly, for the benefit of the Partnership Group or the MLP Group. The Partnership agrees to issue to the General Partner, any Group Member or any of their Affiliates any Partnership Interests that the General Partner or such Affiliates are obligated to provide to any employees and directors pursuant to any such employee benefit plans, employee programs or employee practices. Expenses incurred by the General Partner in connection with any such plans, programs and practices (including the net cost to the General Partner or such Affiliates of Partnership Interests purchased by the General Partner or such Affiliates from the Partnership to fulfill options or awards under such plans, programs and practices) shall be reimbursed in accordance with Section 7.4(b). Any and all obligations of the General Partner under any employee benefit plans, employee programs or employee practices adopted by the General Partner as permitted by this Section 7.4(c) shall constitute obligations of the General Partner hereunder and shall be assumed by any successor General Partner approved pursuant to Section 11.1 or 11.2 or the transferee of or successor to all of the General Partner's General Partner Interest.

        Section 7.5    Outside Activities.

          (a)   The General Partner, for so long as it is the general partner of the Partnership, shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (i) its performance as general partner or managing member of one or more Group Members or as described in or contemplated by the Registration Statement or (ii) the acquiring, owning or disposing of debt or equity securities in any Group Member.

          (b)   Each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Group Member or any member of the MLP Group, independently or with others, including business interests and activities in direct competition with the business and activities of any Group Member or any member of the MLP Group, and none of the same shall constitute a breach of this Agreement or any duty expressed or implied by law to any Group Member, any member of the MLP Group or any Partner. None of any Group Member, any Limited Partner or any other Person shall have any rights by virtue of this Agreement, the constituent documents of any Group Member, the MLP Agreement or the partnership relationship established hereby or thereby in any business ventures of any Group Member or Indemnitee.

          (c)   Notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Indemnitee (other than the General Partner) in accordance with the provisions of this Section 7.5 is hereby approved by the Partnership and all Partners, (ii) it shall be deemed not to be a breach of any duty (including any fiduciary duty) or any other obligation of any type whatsoever of any Indemnitee (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of the Partnership Group or the members of the MLP Group and the Indemnitee shall have no obligation hereunder or as a result of any duty otherwise existing at law, in equity or otherwise, to present business opportunities to the Partnership. The doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Indemnitee. No Indemnitee who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Partnership, shall have any duty to communicate or offer such opportunity to the Partnership, and, except as otherwise provided in Section 7.5(a) or Section 7.5(b), such Indemnitee shall not be liable to the Partnership, to any Limited Partner or any other Person for breach of duty (including

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  any fiduciary duty) or any other obligation by reason of the fact that such Indemnitee pursues or acquires for itself, directs such opportunity to another Person or does not communicate such opportunity or information to the Partnership; provided such Indemnitee does not engage in such business or activity using confidential or proprietary information provided by or on behalf of the Partnership to Indemnitee; provided further, however, that when an Indemnitee engages in such activities, there shall be no presumption of misuse of such confidential information solely because a Person associated with the Indemnitee may retain a mental impression of any such confidential information.

          (d)   The General Partner, Existing Owners and each of their respective Affiliates may acquire Shares or other Partnership Interests in addition to those acquired on the Closing Date and, except as otherwise provided in this Agreement, shall be entitled to exercise all rights of a General Partner or Limited Partner, as applicable, relating to such Shares or Partnership Interests. The term "Affiliates," when used in this Section 7.5(d) with respect to the General Partner, shall not include any Group Member or any Subsidiary of the Group Member.

          (e)   Notwithstanding anything to the contrary in this Agreement, to the extent that any provision of this Agreement purports or is interpreted (i) to have the effect of modifying, limiting or restricting the duties that might otherwise, as a result of Delaware or other applicable law, be owed by the General Partner to the Partnership and its Limited Partners, or (ii) to constitute a waiver or consent by the Limited Partners to any such modification, limitation or restriction, such provisions shall be deemed to have been approved by the Partners and to replace such duties of the General Partner; provided, however, that nothing in this Section 7.5 shall limit or otherwise affect the effectiveness of any Group Member Agreement, the Holdings GP LLC Agreement or any separate contractual obligations of any Person (including any Indemnitee) to the Partnership or any of its Affiliates pursuant to agreements entered into following the date of the Original Agreement.

        Section 7.6    Loans from the General Partner; Loans or Contributions from the Partnership.

          (a)   The General Partner or any of its Affiliates may lend to any Group Member or a member of the MLP Group, and any Group Member or a member of the MLP Group may borrow from the General Partner or any of its Affiliates, funds needed or desired by the Group Member or member of the MLP Group for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable to the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arm's-length basis (without reference to the lending party's financial abilities or guarantees) all as determined by the General Partner. The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 7.6(a) and Section 7.6(b), the term "Group Member" shall include any Affiliate of a Group Member that is controlled by the Group Member and the term "member of the MLP Group" shall include any Affiliate of a member of the MLP Group that is controlled by a member of the MLP Group.

          (b)   The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions determined by the General Partner.

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        Section 7.7    Indemnification.

          (a)   Notwithstanding anything to the contrary set forth in this Agreement, to the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee; provided, that the Indemnitee shall be indemnified and held harmless unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 7.7, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct, or in the case of a criminal matter, acted with knowledge that the Indemnitee's conduct was unlawful; provided, further, no indemnification pursuant to this Section 7.7 shall be available to any Indemnitee (other than a Group Member or an individual Person) with respect to its or their obligations incurred pursuant to the Underwriting Agreement, the Administrative Agreement, the Contribution Agreement, the Registration Rights Agreement or the Holdings GP LLC Agreement (other than obligations incurred by the General Partner on behalf of the Partnership). Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

          (b)   To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 7.7(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 7.7, the Indemnitee is not entitled to be indemnified upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be ultimately determined that the Indemnitee is not entitled to be indemnified as authorized by this Section 7.7.

          (c)   The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding Limited Partner Interests, any vote by the Board of Directors, as a matter of law or otherwise, both as to actions in the Indemnitee's status as an Indemnitee and as to actions in any other capacity (including any capacity under the Underwriting Agreement), and shall continue as to an Indemnitee who has ceased to hold the status with respect to which it was Indemnitee and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee; provided, that if an Indemnitee is also an Affiliate of a voting Person, the vote of such Person will be disregarded in the vote.

          (d)   The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner, its Affiliates and such other Persons as the General Partner shall determine, including the purchase and maintenance of insurance pursuant to the terms of the Administrative Agreement, against any liability that may be asserted against, or expense that may be incurred by, such Person in connection with the activities of the Group Member or its Affiliates or such Person's activities on behalf of the Group Member or its Affiliates, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

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          (e)   For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute "fines" within the meaning of Section 7.7(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the best interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is in the best interests of the Partnership.

          (f)    In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement or have any obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

          (g)   An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

          (h)   The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

          (i)    No amendment, modification or repeal of this Section 7.7 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the any Group Member or any Affiliate of a Group Member, nor the obligations of the Group Member or such Affiliate to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or-in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

        Section 7.8    Liability of Indemnitees.

          (a)   Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners or any other Persons who have acquired interests in the Partnership Interests, for losses sustained solely due to the fact that the Indemnitee holds the status which respect to which it is an Indemnitee or liabilities incurred as a result of any act or omission of an Indemnitee unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee's conduct was criminal.

          (b)   Subject to its obligations and duties as General Partner set forth in Section 7.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

          (c)   To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to a Group Member, the MLP or any of its Subsidiaries, the Partners or any other Indemnitee acting in connection with the business or affairs of the Group Member or the MLP and its Subsidiaries, such Indemnitee shall not be liable to the Group

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  Member or the MLP or its Subsidiaries or to any Partner or other Indemnitee for its reliance in good faith on the provisions of this Agreement.

          (d)   Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Indemnitees under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

        Section 7.9    Resolution of Conflicts of Interest; Standards of Conduct and Modification of Duties.

          (a)   Unless otherwise expressly provided in this Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, any Existing Owner or any of their respective Affiliates or any Affiliate of the Partnership that may "control" (as that term is defined in the definition of "Affiliate" hereunder) the Partnership, on the one hand, and the Partnership, any Group Member or any Partner, on the other, any resolution or course of action by the General Partner or its Affiliates in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, or of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action in respect of such conflict of interest is (i) approved by Special Approval, (ii) approved by the vote of a Share Majority (excluding Shares owned by the General Partner and its Affiliates), (iii) determined by the General Partner (after due inquiry) to be on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iv) approved by the General Partner (after due inquiry) based on a subjective belief that the course of action or determination that is the subject of such approval is fair and reasonable to the Partnership, which may include taking into account the circumstances and the relationships among the parties involved (including the short-term or long-term interests of the Partnership and other arrangements or relationships that could be considered favorable or advantageous to the Partnership), including (A) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (B) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (C) any applicable generally accepted accounting practices or principles; and (D) such additional factors as the General Partner (including the Conflicts Committee) determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the General Partner (including the Conflicts Committee) to consider the interests of any Person other than the Partnership. The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of such resolution, and the General Partner may also adopt a resolution or course of action that has not received Special Approval. In making any determination under this Section 7.9(a), it shall be presumed that the Conflicts Committee, the General Partner and the Board of Directors (as applicable) have satisfied the contractual standards set forth in this Agreement and any Person challenging such determination shall have the burden of overcoming such presumption as provided in Section 7.9(e). Notwithstanding anything to the contrary in this Agreement or any duty otherwise existing at law or equity, the existence of the conflicts of interest described in the Registration Statement are hereby approved by all Partners and shall not constitute a breach of this Agreement or any duty otherwise existing at law, in equity or otherwise.

          (b)   Whenever the General Partner makes a determination or takes or declines to take any other action, or any of its Affiliates causes it to do so, in its capacity as the general partner of the

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  Partnership as opposed to in its individual capacity, whether under this Agreement, or any other agreement contemplated hereby or otherwise, then unless another express standard is provided for in this Agreement or such other agreement, the General Partner, or such Affiliates causing it to do so, shall make such determination or take or decline to take such other action in good faith and shall not be subject to any other or different standards (including fiduciary standards) imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. In order for a determination or other action to be in "good faith" for purposes of this Agreement, the Person or Persons making such determination or taking or declining to take such other action must subjectively believe that the determination, other action or anticipated result thereof is in, or not opposed to, the best interests of the Partnership, and in connection therewith such Person or Persons may take into account the circumstances and relationships involved (including the short-term or long-term interests of the Partnership and other arrangements or relationships that could be considered favorable or advantageous to the Partnership).

          (c)   Whenever the General Partner makes a determination or takes or declines to take any other action, or any of its Affiliates causes it to do so, in its individual capacity as opposed to in its capacity as the general partner of the Partnership, whether under this Agreement, any Group Member Agreement or any other agreement contemplated hereby or otherwise, then the General Partner, or such Affiliates causing it to do so, are entitled, to the fullest extent permitted by law, to make such determination or to take or decline to take such other action free of any duty (including any fiduciary duty) or obligation whatsoever to the Partnership, any Limited Partner, and any other Person bound by this Agreement, and the General Partner, or such Affiliates causing it to do so, shall not, to the fullest extent permitted by law, be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. By way of illustration and not of limitation, whenever the phrase, "at the option of the General Partner," or some variation of that phrase, is used in this Agreement, it indicates that the General Partner is acting in its individual capacity. For the avoidance of doubt, whenever the General Partner votes or transfers its Partnership Interests, or refrains from voting or transferring its Partnership Interests, it shall be acting in its individual capacity.

          (d)   Notwithstanding anything to the contrary in this Agreement, the General Partner and its Affiliates shall have no duty or obligation, express or implied, to (i) sell or otherwise dispose of any asset of the Partnership Group other than in the ordinary course of business or (ii) permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use. Any determination by the General Partner or any of its Affiliates to enter into such contracts shall be at its option.

          (e)   Except as expressly set forth in this Agreement or required by the Delaware Act, to the maximum extent permitted by the Delaware Act or other applicable law, neither the General Partner nor any other Indemnitee shall have any duties or liabilities, including fiduciary duties, to the Partnership or any Limited Partner notwithstanding anything to the contrary in existing law, in equity or otherwise; and the provisions of this Agreement, to the extent that they restrict, eliminate or otherwise modify the duties and liabilities, including fiduciary duties, of the General Partner or any other Indemnitee otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of the General Partner or such other Indemnitee. To the fullest extent permitted by law, in connection with any action or inaction of, or determination made by,

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  the General Partner or any other Indemnitee with respect to any matter relating to the Partnership, it shall be presumed that the General Partner and other Indemnitees acted in a manner that satisfied the contractual standards set forth in this Agreement, and in any proceeding brought by any Limited Partner or by or on behalf of such Limited Partner or any other Limited Partner or the Partnership challenging any such action or inaction of, or determination made by, of the General Partner or any other Indemnitee, the Person bringing or prosecuting such proceeding shall have the burden of overcoming such presumption.

          (f)    The Shareholders and the Class C Shareholders hereby authorize the General Partner, on behalf of the Partnership as a partner or member of a Group Member, to approve of actions by the general partner or managing member of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 7.9.

          (g)   Where a determination requires "due inquiry," the Person or Persons making such determination or taking or declining to take such action must subjectively believe that such Person or Persons had available adequate information to make such determination or to take or decline to take such action in accordance with the applicable contractual standard.

        Section 7.10    Other Matters Concerning the General Partner.

          (a)   The General Partner and any Indemnitee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (b)   The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon and in accordance with the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith.

          (c)   The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized officers or agents of the Partnership or any Group Member.

        Section 7.11    Purchase or Sale of Partnership Interests.    The General Partner may cause the Partnership to purchase or otherwise acquire Partnership Interests. As long as Partnership Interests are held by any Group Member, such Partnership Interests shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or any Affiliate of the General Partner may also purchase or otherwise acquire and sell or otherwise dispose of Partnership Interests for its own account, subject to the provisions of this Section 7.11 and Articles IV and X.

        Section 7.12    Reliance by Third Parties.    Notwithstanding anything to the contrary in this Agreement, any Person (other than the General Partner and its Affiliates) dealing with the Partnership shall be entitled to assume that the General Partner and any officer of the General Partner authorized by the General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any authorized contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or any such officer as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives, to the fullest extent permitted by law, any and all defenses or other remedies that may be available against such Person to contest,

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negate or disaffirm any action of the General Partner or any such officer in connection with any such dealing. In no event shall any Person (other than the General Partner or its Affiliates) dealing with the General Partner or any such officer or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or any such officer or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or any such officer or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VIII
BOOKS, RECORDS, ACCOUNTING AND REPORTS

        Section 8.1    Records and Accounting.    The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including all books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.4(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the record of the Record Holders of Shares or other Partnership Interests, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, photographs, micrographics or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP.

        Section 8.2    Fiscal Year.    The fiscal year of the Partnership shall be the calendar year ending December 31.

        Section 8.3    Reports.

          (a)   As soon as practicable, but in no event later than 120 days after the close of each fiscal year of the Partnership, the General Partner shall cause to be furnished or made available, by any reasonable means (including posting on or accessible through the Partnership's or the SEC's website), to each Record Holder of a Share as of a date selected by the General Partner, an annual report containing financial statements of the Partnership for such fiscal year of the Partnership, presented in accordance with U.S. GAAP, including a balance sheet and statements of operations, Partnership equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the General Partner.

          (b)   As soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each fiscal year, the General Partner shall cause to be furnished or made available, by any reasonable means (including posting on or accessible through the Partnership's or the SEC's website), to each Record Holder of a Share, as of a date selected by the General Partner, a report containing unaudited financial statements of the Partnership and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Shares are listed or admitted to trading, or as the General Partner determines to be necessary or appropriate.

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ARTICLE IX
TAX MATTERS

        Section 9.1    Tax Elections and Information.

          (a)   The Partnership is authorized and has elected to be treated as an association taxable as a corporation for U.S. federal income tax purposes.

          (b)   Except as otherwise provided herein, the General Partner shall determine whether the Partnership should make any other elections permitted by the Code.

          (c)   The tax information reasonably required by Record Holders for U.S. federal income tax reporting purposes shall be furnished to Record Holders on or before the date required under the Code and treasury regulations thereunder, but in any event no later than 90 days after the close of each calendar year.

        Section 9.2    Withholding.    Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that may be required to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount with respect to a distribution or payment to or for the benefit of any Partner, the General Partner may treat the amount withheld as a distribution of cash pursuant to Section 6.2 in the amount of such withholding from such Partner.

ARTICLE X
ADMISSION OF PARTNERS

        Section 10.1    Admission of Limited Partners.

          (a)   Upon the issuance by the Partnership of Class B Shares to the Initial Limited Partners as described in Article V, such parties were automatically admitted to the Partnership as Initial Limited Partners in respect of the Class B Shares issued to them.

          (b)   Upon the issuance by the Partnership of Class A Shares to the Underwriters as described in Article V in connection with the Initial Offering, such parties were automatically admitted to the Partnership as Limited Partners in respect of the Class A Shares issued to them.

          (c)   Upon the issuance by the Partnership of Class C Shares to the MLP as described in Article V in connection with the Simplification, the MLP was automatically admitted to the Partnership as a Limited Partner in respect of the Class C Shares issued to it.

          (d)   By acceptance of the transfer of any Limited Partner Interests in accordance with Article IV or the acceptance of any Limited Partner Interests issued pursuant to Article V or pursuant to a merger or consolidation pursuant to Article XIV, and except as provided in Section 4.9, each transferee of, or such other Person acquiring, a Limited Partner Interest (including any nominee holder or an agent or representative acquiring such Limited Partner Interest for the account of another Person) (i) shall be admitted to the Partnership as a Limited Partner with respect to the Limited Partner Interests so transferred or issued to such Person when any such transfer, issuance or admission is reflected in the books and records of the Partnership and such Limited Partner becomes the Record Holder of the Limited Partner Interests so transferred, (ii) shall become bound by the terms of this Agreement, (iii) represents that the transferee has the capacity, power and authority to enter into this Agreement and (iv) makes the consents and waivers contained in this Agreement, all with or without execution of this Agreement by such Person. The transfer of any Limited Partner Interests and the admission of any new

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  Limited Partner shall not constitute an amendment to this Agreement. A Person may become a Limited Partner or Record Holder of a Limited Partner Interest without the consent or approval of any of the Partners. A Person may not become a Limited Partner without acquiring a Limited Partner Interest and until such Person is reflected in the books and records of the Partnership as the Record Holder of such Limited Partner Interest. The rights and obligations of a Person who is an Ineligible Holder shall be determined in accordance with Section 4.9 hereof.

          (e)   The name and mailing address of each Limited Partner shall be listed on the books and records of the Partnership maintained for such purpose by the Partnership or the Transfer Agent. The General Partner shall update the books and records of the Partnership from time to time as necessary to reflect accurately the information therein (or shall cause the Transfer Agent to do so, as applicable). A Limited Partner Interest may be represented by a Certificate, as provided in Section 4.1 hereof.

          (f)    Any transfer of a Limited Partner Interest shall not entitle the transferee to distributions or to any other rights to which the transferor was entitled until the transferee becomes a Limited Partner pursuant to Section 10.1(c).

        Section 10.2    Admission of Successor General Partner.    A successor General Partner approved pursuant to Section 11.1 or 11.2 or the transferee of or successor to all of the General Partner Interest pursuant to Section 4.6 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner effective immediately prior to the withdrawal or removal of the predecessor or transferring General Partner pursuant to Section 11.1 or 11.2 or the transfer of the General Partner Interest pursuant to Section 4.6; provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.6 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor shall, subject to the terms hereof, carry on the business of the Partnership without dissolution.

        Section 10.3    Amendment of Agreement and Certificate of Limited Partnership.    To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary or appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership.

ARTICLE XI
WITHDRAWAL OR REMOVAL OF PARTNERS

        Section 11.1    Withdrawal of the General Partner.

          (a)   The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an "Event of Withdrawal"):

              (i)  the General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners;

             (ii)  the General Partner transfers all of its General Partner Interest pursuant to Section 4.6;

            (iii)  the General Partner is removed pursuant to Section 11.2;

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            (iv)  the General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 11.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor-in-possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

             (v)  a final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner; or

            (vi)  (A) in the event the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation; (B) in the event the General Partner is a partnership or a limited liability company, the dissolution and commencement of winding up of the General Partner; (C) in the event the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; (D) in the event the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise in the event of the termination of the General Partner.

        If an Event of Withdrawal specified in Section 11.1(a)(iv), (v) or 11.1(a)(vi)(A), (B), (C) or (E) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

          (b)   Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) at any time, the General Partner voluntarily withdraws by giving at least 90 days' advance notice to the Shareholders, such withdrawal to take effect on the date specified in such notice or (ii) at any time that the General Partner ceases to be the General Partner pursuant to Section 11.1(a)(ii) or is removed pursuant to Section 11.2. The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner or managing member, to the extent applicable, of the other Group Members. If the General Partner gives a notice of withdrawal pursuant to Section 11.1(a)(i), the holders of a Share Majority, may, prior to the effective date of such withdrawal, elect a successor General Partner. The Person so elected as successor General Partner shall automatically become the successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member, and is hereby authorized to, and shall, continue the business of the Partnership, and, to the extent applicable, the other Group Members, without dissolution. If, prior to the effective date of the General Partner's withdrawal pursuant to Section 11.1(a)(i), a successor is not selected by the Shareholders as provided herein or the Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with and subject to Section 12.1. Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section 10.3.

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        Section 11.2    Removal of the General Partner.    The General Partner may be removed if such removal is approved by the Shareholders holding at least 66 2/3% of the Outstanding Shares (including Shares held by the General Partner, the Existing Owners and their permitted transferees and their respective Affiliates) voting as a single class. Any such action by such holders for removal of the General Partner must also provide for the election of a successor General Partner by the Shareholders holding a Share Majority (including Shares held by the General Partner, the Existing Owners and their permitted transferees and their respective Affiliates). Such removal shall be effective immediately following the admission of a successor General Partner pursuant to Section 10.3. The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. If a Person is elected as a successor General Partner in accordance with the terms of this Section 11.2, such Person shall, upon admission pursuant to Section 10.3, automatically become a successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member and is hereby authorized to, and shall, continue the business of the Partnership, and, to the extent applicable, the other Group Members, without dissolution. The right of the holders of Outstanding Shares to remove the General Partner shall not exist or be exercised unless the Partnership has received an opinion opining as to the matters covered by a Withdrawal Opinion of Counsel. Any successor General Partner elected in accordance with the terms of this Section 11.2 shall be subject to the provisions of Section 10.3.

        Section 11.3    Interest of Departing General Partner and Successor General Partner.

          (a)   In the event of (i) withdrawal of the General Partner under circumstances where such withdrawal does not violate this Agreement or (ii) removal of the General Partner by the holders of Outstanding Shares under circumstances where Cause does not exist, if the successor General Partner is elected in accordance with the terms of Section 11.1 or 11.2, the Departing General Partner shall have the option exercisable prior to the effective date of the withdrawal or removal of such Departing General Partner to require its successor to purchase (x) its General Partner Interest and (y) its general partner interest (or equivalent interest), if any, in the other Group Members ((x) and (y) collectively, the "Combined Interest") in exchange for an amount in cash equal to the fair market value of such Combined Interest, such amount to be determined and payable as of the effective date of its withdrawal or removal. If the General Partner is removed by the Shareholders under circumstances where Cause exists or if the General Partner withdraws under circumstances where such withdrawal violates this Agreement, and if a successor General Partner is elected in accordance with the terms of Section 11.1 or 11.2 (or if the business of the Partnership is continued pursuant to Section 12.2 and the successor General Partner is not the former General Partner), such successor shall have the option, exercisable prior to the effective date of the withdrawal or removal of such Departing General Partner (or, in the event the business of the Partnership is continued, prior to the date the business of the Partnership is continued), to purchase the Combined Interest for such fair market value of such Combined Interest. In either event, the Departing General Partner shall be entitled to receive (y) all reimbursements due such Departing General Partner pursuant to Section 7.4, including any employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by the Departing General Partner or its Affiliates (other than any Group Member) for the benefit of the Partnership or the other Group Members and (z) any other out-of-pocket expenses or liabilities directly or indirectly relating to the withdrawal or removal of the General Partner.

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        For purposes of this Section 11.3(a), the fair market value of the Departing General Partner's Combined Interest shall be determined by agreement between the Departing General Partner and its successor or, failing agreement within 30 days after the effective date of such Departing General Partner's withdrawal or removal, by an independent investment banking firm or other independent expert selected by the Departing General Partner and its successor, which, in turn, may rely on other experts, and the determination of which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such departure, then the Departing General Partner shall designate an independent investment banking firm or other independent expert, the Departing General Partner's successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which third independent investment banking firm or other independent expert shall determine the fair market value of the Combined Interest of the Departing General Partner. In making its determination, such third independent investment banking firm or other independent expert may consider the then current trading price of Shares on any National Securities Exchange on which Shares are then listed or admitted to trading, the value of the Partnership's assets, the rights and obligations of the Departing General Partner and other factors it may deem relevant.

          (b)   If the Combined Interest is not purchased in the manner set forth in Section 11.3(a), the Departing General Partner (or its transferee) shall become a Limited Partner and its Combined Interest shall be converted into Class A Shares pursuant to a valuation made by an investment banking firm or other independent expert selected pursuant to Section 11.3(a), without reduction in such Partnership Interest (but subject to proportionate dilution by reason of the admission of its successor). Any successor General Partner shall indemnify the Departing General Partner (or its transferee) as to all debts and liabilities of the Partnership arising on or after the date on which the Departing General Partner (or its transferee) becomes a Limited Partner. For purposes of this Agreement, conversion of the Combined Interest of the Departing General Partner to Class A Shares will be characterized as if the Departing General Partner (or its transferee) contributed its Combined Interest to the Partnership in exchange for the newly issued Class A Shares.

          (c)   If a successor General Partner is elected in accordance with the terms of Section 11.1 or Section 11.2 (or if the business of the Partnership is continued pursuant to Section 12.2 and the successor General Partner is not the former General Partner) and the option described in Section 11.3(a) is not exercised by the party entitled to do so, the successor General Partner shall, at the effective date of its admission to the Partnership, be issued the General Partner Interest.

        Section 11.4    Withdrawal of Limited Partners.    No Limited Partner shall have any right to withdraw from the Partnership; provided, however, that when a transferee of a Limited Partner's Limited Partner Interest becomes a Record Holder of the Limited Partner Interest so transferred, such transferring Limited Partner shall cease to be a Limited Partner with respect to the Limited Partner Interest so transferred.

ARTICLE XII
DISSOLUTION AND LIQUIDATION

        Section 12.1    Dissolution.    The Partnership shall not be dissolved by the admission of additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 10.3, 11.1, 11.2 or 12.2, the Partnership shall not be dissolved and such successor General Partner is hereby authorized to, and shall, continue the business of the

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Partnership. Subject to Section 12.2, the Partnership shall dissolve, and its affairs shall be wound up, upon:

          (a)   an Event of Withdrawal of the General Partner as provided in Section 11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected and such successor is admitted to the Partnership in accordance with this Agreement;

          (b)   an election to dissolve the Partnership by the General Partner that is approved by the holders of a Share Majority;

          (c)   the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act; or

          (d)   at any time there are no Limited Partners, unless the Partnership is continued without dissolution in accordance with the Delaware Act.

        Section 12.2    Continuation of the Business of the Partnership After Dissolution.    Upon an Event of Withdrawal caused by (a) the withdrawal or removal of the General Partner as provided in Section 11.1(a)(i) or 11.1(a)(iii) and the failure of the Partners to select a successor to such Departing General Partner pursuant to Section 11.1 or 11.2, then within 90 days thereafter, or (b) an event constituting an Event of Withdrawal as defined in Section 11.1(a)(iv), 11.1(a)(iv) or 11.1(a)(vi), then, to the maximum extent permitted by law, within 180 days thereafter, the holders of a Share Majority may elect to continue the business of the Partnership on the same terms and conditions set forth in this Agreement by appointing as a successor General Partner a Person approved by the holders of a Share Majority. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

            (i)  the Partnership shall continue without dissolution unless earlier dissolved in accordance with this Article XII;

           (ii)  if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be treated in the manner provided in Section 11.3; and

          (iii)  the successor General Partner shall be admitted to the Partnership as General Partner, effective as of the Event of Withdrawal, by agreeing in writing to be bound by this Agreement; provided, that the right of the holders of a Share Majority to approve a successor General Partner and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that the exercise of the right would not result in the loss of limited liability of any Limited Partner.

        Section 12.3    Liquidator.    Upon dissolution of the Partnership, unless the business of the Partnership is continued pursuant to Section 12.2, the General Partner shall select one or more Persons to act as Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by holders of at least a majority of the Outstanding Class A Shares. The Liquidator (if other than the General Partner) shall agree not to resign at any time without 15 days' prior notice and may be removed at any time, with or without cause, by notice of removal approved by holders of at least a majority of the Outstanding Class A Shares. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by holders of at least a Share Majority. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly

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provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.3) necessary or appropriate to carry out the duties and functions of the Liquidator hereunder for and during the period of time required to complete the winding up and liquidation of the Partnership as provided for herein.

        Section 12.4    Liquidation.    The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as determined by the Liquidator, subject to Section 17-804 of the Delaware Act and the following:

          (a)    Disposition of Assets.    The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. The Liquidator may defer liquidation or distribution of the Partnership's assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Partnership's assets would be impractical or would cause undue loss to the Partners. The Liquidator may distribute the Partnership's assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

          (b)    Discharge of Liabilities.    Liabilities of the Partnership include amounts owed to the Liquidator as compensation for serving in such capacity (subject to the terms of Section 12.3) and amounts to Partners otherwise than in respect of their distribution rights under Article VI. With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

          (c)    Liquidation Distributions.    All property and all cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed 100% to the Class A Shareholders Pro Rata.

        Section 12.5    Cancellation of Certificate of Limited Partnership.    Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

        Section 12.6    Return of Contributions.    The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners or Shareholders, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

        Section 12.7    Waiver of Partition.    To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

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ARTICLE XIII
AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

        Section 13.1    Amendments to be Adopted Solely by the General Partner.    Each Partner agrees that the General Partner, without the approval of any Partner, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

          (a)   a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

          (b)   the admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

          (c)   a change that the General Partner determines to be necessary or appropriate to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state;

          (d)   a change that the General Partner determines: (i) does not adversely affect the Limited Partners (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) in any material respect (such determination to be made taking into account the overall net impact of the proposed change or amendment); (ii) to be necessary or appropriate to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of the Shares or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Shares are or will be listed or admitted to trading; (iii) to be necessary or appropriate in connection with action taken by the General Partner pursuant to Section 5.8; (iv) is necessary or appropriate, in the sole discretion of the General Partner, to properly effect or clarify the changes in governance procedures contemplated hereunder or under the Holdings GP LLC Agreement, including arrangements regarding the division of the Directors into classes, the nomination of Eligible Directors and the election of Eligible Directors; or (v) is required to effect the intent expressed in the Registration Statement or the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

          (e)   a change in the fiscal year or taxable year of the Partnership and any other changes that the General Partner determines to be necessary or appropriate as a result of a change in the fiscal year or taxable year of the Partnership including, if the General Partner shall so determine, a change in the definition of "Quarter" and the dates on which distributions are to be made by the Partnership;

          (f)    an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership, or the General Partner or its directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

          (g)   an amendment that the General Partner determines to be necessary or appropriate in connection with the authorization of issuance of any class or series of Partnership Interests or rights to acquire Partnership Interests pursuant to Section 5.5;

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          (h)   any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

          (i)    an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

          (j)    an amendment that the General Partner determines to be necessary or appropriate to reflect and account for the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4 or 7.1(a);

          (k)   a merger, conveyance or conversion pursuant to Section 14.3(d);

          (l)    any amendment effected, necessitated or contemplated by an amendment to the MLP Agreement that requires the MLP's unitholders to provide a statement, certificate or other proof of evidence to the MLP regarding whether such unitholder is subject to United States federal income tax on the income generated by the MLP; or

          (m)  any other amendments substantially similar to the foregoing.

        Section 13.2    Amendment Procedures.    Except as provided in Sections 13.1 and 13.3, all amendments to this Agreement shall be made in accordance with the requirements of this Section 13.2. Amendments to this Agreement may be proposed only by the General Partner; provided, however, that the General Partner shall have no duty or obligation to propose any amendment to this Agreement and may decline to do so free of any duty (including any fiduciary duty) or obligation whatsoever to the Partnership, any Limited Partner or any other Person bound by this Agreement and, in declining to propose an amendment to the fullest extent permitted by law, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. A proposed amendment shall be effective upon its approval by the General Partner and the holders of a Share Majority, unless a greater or different percentage is required under this Agreement or by Delaware law; provided, however, that in addition to the foregoing, and except as provided in Sections 13.1 and 13.3, any proposed amendment that would have a material adverse effect on the rights or preferences of Class C Shareholders shall be effective only upon its approval by the holders of a majority of the Outstanding Class C Shares, voting as a single class. Each proposed amendment that requires the approval of the holders of a specified percentage of Outstanding Shares shall be set forth in a writing that contains the text of the proposed amendment. If such an amendment is proposed, the General Partner shall seek the written approval of the requisite percentage of Outstanding Shares or call a meeting of the Shareholders to consider and vote on such proposed amendment, in each case in accordance with the other provisions of this Article XIII. The General Partner shall notify all Record Holders upon final adoption of any such proposed amendments.

        Section 13.3    Amendment Requirements.

          (a)   Notwithstanding the provisions of Sections 13.1 (other than Section 13.1(d)(v)) and Section 13.2, and in addition to any other approvals required hereby, no provision of this Agreement that establishes a percentage of Outstanding Shares (including Shares deemed owned by the General Partner and its Affiliates) required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of (i) in the case of any provision of this Agreement other than Section 11.2 or Section 13.4, reducing such percentage or (ii) in the case of Section 11.2 or Section 13.4, increasing such percentage, unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding Shares whose

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  aggregate Outstanding Shares constitute not less than the percentage of Outstanding Shares required to take such action sought to be reduced or increased, as applicable.

          (b)   Notwithstanding the provisions of Sections 13.1 and 13.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent (including, for the avoidance of doubt, any Class C Shareholder), unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 13.3(c), or (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to the General Partner or any of its Affiliates without the General Partner's consent, which consent may be given or withheld at its option.

          (c)   Except as provided in Section 14.3, and without limitation of the General Partner's authority to adopt amendments to this Agreement without the approval of any Partners as contemplated in Section 13.1, any amendment that would have a material adverse effect on the rights or preferences of any class of Partnership Interests (including, for the avoidance of doubt, the Class C Shares) in relation to other classes of Partnership Interests must be approved by the holders of not less than a majority of the Outstanding Partnership Interests of the class adversely affected.

          (d)   Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 13.1 and except as otherwise provided by Section 14.3(b), no amendments shall become effective without the approval of the holders of at least 90% of the Outstanding Shares voting as a single class unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner under applicable partnership law of the state under whose laws the Partnership is organized.

          (e)   Except as provided in Section 13.1, this Section 13.3 shall only be amended with the approval of the holders of at least 90% of the Outstanding Shares.

        Section 13.4    Meetings.

          (a)   All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XIII. At any meeting of the Limited Partners pursuant to this Agreement, subject to eligibility criteria and voting rights as provided hereunder or under applicable law, each Limited Partner shall be entitled to one vote for each Share, and each Class C Share with respect to each Class C Shareholder voting in accordance with Section 13.4(c) or otherwise, that is registered in the name of such Limited Partner on the record date for such meeting.

          (b)   Special meetings of the Limited Partners may be called by the General Partner or by Limited Partners owning 20% or more of the Outstanding Shares or other Partnership Interests of the class or classes for which a meeting is proposed. Limited Partners shall call a special meeting by delivering to the General Partner one or more requests in writing stating that the signing Limited Partners wish to call a special meeting and indicating the general or specific purposes for which the special meeting is to be called. Within 60 days after receipt of such a call from Limited Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing, agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the General Partner shall send a notice of the meeting to the Limited Partners either directly or indirectly through the Transfer Agent.

          (c)   An annual meeting of the Limited Partners for the election of Eligible Directors and such other matters as the Board of Directors shall submit to a vote of the Limited Partners shall be

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  held on such date and at such time as may be fixed from time to time by the General Partner at such place within or without the State of Delaware as may be fixed from time to time by the General Partner and all as stated in the notice of the meeting. Notice of such annual meeting shall be given in accordance with Section 16.1 not less than 10 days nor more than 60 days prior to the date of such meeting; provided, however, that the first such annual meeting shall be held in the calendar year commencing on January 1, 2018.

              (i)  The Limited Partners entitled to vote shall have the right to vote for the election of Eligible Directors whose term is expiring at each annual meeting. The holders of Class A Shares, Class B Shares and Class C Shares, acting as a single class, shall elect by a plurality of the votes cast at such meeting (not counting abstentions) persons to serve as Eligible Directors on the Board of Directors who are nominated in accordance with the provisions of this Section 13.4(c).

             (ii)  (A) (1) Nominations of persons for election as Eligible Directors may be made at an annual meeting of the Limited Partners only (a) by or at the direction of the Directors (other than the Eligible Directors subject to election at the meeting) or any committee thereof or (b) by any Limited Partner (other than a Limited Partner who has the right to designate a Designated Director) who was a Record Holder of at least 10% of the Outstanding Shares and Class C Shares, taken together as a single class, at the time the notice provided for in this Section 13.4(c)(ii) is delivered to the General Partner, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 13.4(c)(ii); provided, that any such Limited Partner (other than the MLP) who is entitled to nominate as provided in clause (b) immediately preceding shall only be entitled to nominate a single person for election as an Eligible Director. The MLP shall be entitled to nominate persons for election as Eligible Directors as necessary to enable the MLP to make any nominations it is directed to make by the MLP General Partner pursuant to Section 13.13 of the MLP Agreement.

              (2)   For any nomination brought before an annual meeting by a Limited Partner pursuant to clause (b) of paragraph (A)(1) of this Section 13.4(c)(ii) the Limited Partner must have given timely notice thereof in writing to the General Partner. To be timely, a Limited Partner's notice must be delivered to the General Partner not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the Limited Partner must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if the first public announcement of the date of such meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Partnership or the General Partner). Notwithstanding the foregoing, for purposes of the first annual meeting following the Board Classification Date, the Board of Directors shall determine, and make a public announcement of, the time period within which a Limited Partner's notice must be delivered to the General Partner in order to comply with this Section 13.4(c)(ii). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Limited Partner's notice as described above.

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              (3)   Such Limited Partner's notice shall set forth: (a) as to the person whom the Limited Partner proposes to nominate for election as an Eligible Director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as an Eligible Director if elected; and (b) as to the Limited Partner giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such Limited Partner, as they appear on the Partnership's books and records, and of such beneficial owner, (ii) the number of Shares or other Partnership Interests which are owned beneficially and of record by such Limited Partner and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Limited Partner and such beneficial owner, any of their respective Affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares or other Partnership Interests) that has been entered into as of the date of the Limited Partner's notice by, or on behalf of, such Limited Partner and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of Share or other Partnership Interest price changes for, or increase or decrease the voting power of, such Limited Partner and such beneficial owner, with respect to Shares or other Partnership Interests, (v) a representation that the Limited Partner is a Record Holder entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, and (vi) a representation whether the Limited Partner or the beneficial owner, if any, intends or is part of a group which intends (AA) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Partnership's Shares or other Partnership Interests required to elect the nominee and/or (BB) otherwise to solicit proxies from Limited Partners in support of such nomination. The General Partner may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an Eligible Director.

            (B)  Nominations of persons for election as Eligible Directors may be made at a special meeting of Limited Partners at which Eligible Directors are to be elected pursuant to the General Partner's notice of meeting (1) by or at the direction of the Directors (other than Eligible Directors subject to election at the meeting) or (2) by any Limited Partner who is the Record Holder of at least 10% of the Outstanding Shares and Class C Shares, taken together as a single class, at the time the notice provided for in this Section 13.4(c)(ii) is delivered to the General Partner, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 13.4(c)(ii)(B). In the event the General Partner calls a special meeting of Limited Partners for the purpose of electing one or more Eligible Directors, any Limited Partner who is eligible as provided in clause (2) of the immediately preceding sentence may nominate a single person for election as specified in the General Partner's notice of meeting, if the Limited Partner's notice, which must satisfy the requirements set forth in paragraph (A)(3) of this Section 13.4(c)(ii) with respect to nominations brought before an annual meeting, shall be delivered to the General Partner not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th)

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    day prior to such special meeting or, if the first public announcement of the date of such meeting is less than one hundred (100) days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Limited Partner's notice as described above.

            (C)  (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13.4(c)(ii) shall be eligible to be elected at an annual or special meeting of Limited Partners to serve as Eligible Directors. Except as otherwise provided by law, the chairman designated by the General Partner pursuant to Section 13.10 shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 13.4(c)(ii) (including whether the Limited Partner or beneficial owner, if any, on whose behalf the nomination is made or solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such Limited Partner's nominee in compliance with such Limited Partner's representation as required by clause (A)(3)(b)(vi) of this Section 13.4(c)(ii)) and (b) if any proposed nomination was not made in compliance with this Section 13.4(c)(ii), to declare that such nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 13.4(c)(ii) unless otherwise required by law, if the Limited Partner (or a qualified representative of the Limited Partner) does not appear at the annual or special meeting of Limited Partners to present a nomination, such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the General Partner or the Partnership. For purposes of this Section 13.4(c)(ii), to be considered a qualified representative of the Limited Partner, a person must be a duly authorized officer, manager or partner of such Limited Partner or must be authorized by a writing executed by such Limited Partner or an electronic transmission delivered by such Limited Partner to act for such Limited Partner as proxy at the meeting of Limited Partners and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Limited Partners.

              (2)   For purposes of this Section 13.4(c)(ii), "public announcement" shall include disclosure in a press release reported by a national news service or in a document publicly filed by the Partnership or the General Partner with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act and the rules and regulations thereunder.

              (3)   Notwithstanding the foregoing provisions of this Section 13.4(c)(ii), a Limited Partner shall also comply with all applicable requirements of the Securities Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 13.4(c)(ii); provided however, that any references in this Agreement to the Securities Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations pursuant to this Section 13.4(c)(ii) (including paragraphs (A) and (B) hereof), and compliance with paragraphs (A) and (B) of this Section 13.4(c)(ii) shall be the exclusive means for a Limited Partner to make nominations.

            (iii)  This Section 13.4(c) shall not be deemed in any way to limit or impair the ability of the Board of Directors to adopt a "poison pill" or shareholder or other similar rights plan with respect to the Partnership, whether such poison pill or plan contains "dead hand"

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    provisions, "no hand" provisions or other provisions relating to the redemption of the poison pill or plan, in each case as such terms are used under Delaware common law.

            (iv)  The General Partner shall use commercially reasonable efforts to take such action as shall be necessary or appropriate to give effect to and implement the provisions of this Section 13.4(c), including, without limitation, amending the Holdings GP LLC Agreement such that at all times the Holdings GP LLC Agreement shall provide that the Eligible Directors shall be nominated and elected in accordance with the terms of this Agreement.

             (v)  If the General Partner delegates to an existing or newly formed wholly-owned subsidiary the power and authority to manage and control the business and affairs of the Partnership Group, the foregoing provisions of this Section 13.4(c) shall be applicable with respect to the board of directors or other governing body of such subsidiary.

          (d)   Any meeting of Limited Partners shall be held at a time and place determined by the General Partner on a date not less than 10 days nor more than 60 days after the time notice of the meeting is given as provided in Section 16.1.

          (e)   The exercise by a Limited Partner of the right to vote in an election of the Eligible Directors and any other rights afforded to a Limited Partner under this Article XIII shall be taken in such Limited Partner's capacity as a limited partner of the Partnership and shall not cause a Limited Partner to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize such Limited Partner's limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business.

        Section 13.5    Notice of a Meeting.    Notice of a meeting called pursuant to Section 13.4 shall be given to the Record Holders of the class or classes of Shares or other Partnership Interests for which a meeting is proposed in writing by mail or other means of written communication in accordance with Section 16.1. The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication.

        Section 13.6    Record Date.    For purposes of determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 13.11 the General Partner may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Shares or other Partnership Interests are listed or admitted to trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the General Partner to give such approvals. If the General Partner does not set a Record Date, then (i) the Record Date for determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners shall be the close of business on the day immediately preceding the day on which notice is given, and (ii) the Record Date for determining the Limited Partners entitled to give approvals without a meeting shall be the date the first written approval is deposited with the Partnership in care of the General Partner in accordance with Section 13.11.

        Section 13.7    Adjournment.    When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XIII.

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        Section 13.8    Waiver of Notice; Approval of Meeting; Approval of Minutes.    The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if it had occurred at a meeting duly held after regular call and notice, if a quorum is present, either in person or by proxy. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Limited Partner attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

        Section 13.9    Quorum.    The holders of a majority of the Outstanding Shares (or other Partnership Interests) of the class or classes for which a meeting has been called (including Shares (or other Partnership Interests) deemed owned by the General Partner), taken together as a class, represented, in person or by proxy, shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by holders of a greater percentage of such Shares or other Partnership Interests, in which case the quorum shall be such greater percentage. With respect to each action at any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Shares or other Partnership Interests that in the aggregate represent a majority of the Outstanding Shares or other Partnership Interests entitled to vote on such action and present, in person or by proxy, at such meeting shall be deemed to constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Shares or other Partnership Interests that in the aggregate represent at least such greater or different percentage shall be required. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Shares or other Partnership Interests specified in this Agreement (including Outstanding Shares or other Partnership Interests deemed owned by the General Partner). In the absence of a quorum any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of holders of at least a majority of the Outstanding Shares or other Partnership Interests entitled to vote at such meeting (including Outstanding Shares or other Partnership Interests deemed owned by the General Partner) represented either in person or by proxy, but no other business may be transacted, except as provided in Section 13.7. For the avoidance of doubt, holders of a class of Shares or other Partnership Interests shall not be deemed to have the right to vote on any action at a meeting due to such class of Shares or Partnership Interests being counted towards the existence of a quorum at such meeting.

        Section 13.10    Conduct of a Meeting.    The General Partner shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 13.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partner shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Partnership maintained by the General Partner. The General Partner may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of

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inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of approvals, proxies and votes in writing.

        Section 13.11    Action Without a Meeting.    If authorized by the General Partner, any action that may be taken at a meeting of the Limited Partners (other than the election of Eligible Directors) may be taken without a meeting, without a vote and without prior notice, if an approval in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the Outstanding Shares or other Partnership Interests (including Shares or other Partnership Interests deemed owned by the General Partner) that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted (unless such provision conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Shares or other Partnership Interests are listed or admitted to trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern). Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. The General Partner may specify that any written ballot, if any, submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the General Partner. If a ballot returned to the Partnership does not vote all of the Shares or other Partnership Interests held by the Limited Partners, the Partnership shall be deemed to have failed to receive a ballot for the Shares or other Partnership Interests that were not voted. If approval of the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the written approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership and (c) an Opinion of Counsel is delivered to the General Partner to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners' limited liability, and (ii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners. Nothing contained in this Section 13.11 shall be deemed to require the General Partner to solicit all Limited Partners in connection with a matter approved by the holders of the requisite percentage of Shares acting by written consent without a meeting.

        Section 13.12    Voting and Other Rights.

          (a)   Only those Record Holders of the Outstanding Shares or other Partnership Interests on the Record Date set pursuant to Section 13.6 (and also subject to the limitations contained in the definition of "Outstanding") shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Shares or other Partnership Interests have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Shares or other Partnership Interests shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Shares or other Partnership Interests.

          (b)   With respect to Shares or other Partnership Interests that are held for a Person's account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Shares or other Partnership Interests are registered, such other Person shall, in exercising the voting rights in respect of such Shares or other Partnership Interests on any matter, and unless the arrangement between such Persons provides otherwise, vote such Shares or other Partnership Interests in favor of, and at the direction of, the Person who is the beneficial owner, and the Partnership shall be entitled to assume it is so

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
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  acting without further inquiry. The provisions of this Section 13.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 4.3.

        Section 13.13    Class C Shares.    For the avoidance of doubt, other than any right to consent to amendments to this Agreement in accordance with Section 13.3(b) or Section 13.3(c) and the right to vote in the election of Eligible Directors in accordance with Section 13.4(c), the Class C Shareholders have no voting or consent rights under this Agreement.

ARTICLE XIV
MERGER, CONSOLIDATION OR CONVERSION

        Section 14.1    Authority.    The Partnership may merge or consolidate with or into one or more corporations, limited liability companies, statutory trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a partnership (whether general or limited (including a limited liability partnership)) or convert into any such entity, whether such entity is formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written plan of merger or consolidation ("Merger Agreement") or a written plan of conversion ("Plan of Conversion"), as the case may be, in accordance with this Article XIV.

        Section 14.2    Procedure for Merger, Consolidation or Conversion.

          (a)   Merger, consolidation or conversion of the Partnership pursuant to this Article XIV requires the prior consent of the General Partner, provided, however, that the General Partner shall have no duty or obligation to consent to any merger, consolidation or conversion of the Partnership and may decline to do so free of any duty (including any fiduciary duty) or obligation whatsoever to the Partnership, any Limited Partner and, in declining to consent to a merger, consolidation or conversion to the fullest extent permitted by law, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity.

          (b)   If the General Partner shall determine to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

              (i)  the names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

             (ii)  the name and jurisdiction of formation or organization of the business entity that is to survive the proposed merger or consolidation (the "Surviving Business Entity");

            (iii)  the terms and conditions of the proposed merger or consolidation;

            (iv)  the manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or interests, rights, securities or obligations of the Surviving Business Entity; and (A) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or interests, rights, securities or obligations of any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their interests, securities or rights, and (B) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of

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    the Surviving Business Entity or any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

             (v)  a statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership, operating agreement or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

            (vi)  the effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of such certificate of merger, the effective time shall be fixed at a date or time certain at or prior to the time of the filing of such certificate of merger and stated therein); and

           (vii)  such other provisions with respect to the proposed merger or consolidation that the General Partner determines to be necessary or appropriate.

          (c)   If the General Partner shall determine to consent to the conversion, the General Partner shall approve the Plan of Conversion, which shall set forth:

              (i)  the name of the converting entity and the converted entity;

             (ii)  a statement that the Partnership is continuing its existence in the organizational form of the converted entity;

            (iii)  a statement as to the type of entity that the converted entity is to be and the state or country under the laws of which the converted entity is to be incorporated, formed or organized;

            (iv)  the manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or interests, rights, securities or obligations of the converted entity or another entity, or for the cancellation of such equity securities;

             (v)  in an attachment or exhibit, the certificate of limited partnership of the Partnership; and

            (vi)  in an attachment or exhibit, the certificate of limited partnership, articles of incorporation, or other organizational documents of the converted entity;

           (vii)  the effective time of the conversion, which may be the date of the filing of the articles of conversion or a later date specified in or determinable in accordance with the Plan of Conversion (provided, that if the effective time of the conversion is to be later than the date of the filing of such articles of conversion, the effective time shall be fixed at a date or time certain at or prior to the time of the filing of such articles of conversion and stated therein); and

          (viii)  such other provisions with respect to the proposed conversion that the General Partner determines to be necessary or appropriate.

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
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        Section 14.3    Approval by Limited Partners.

          (a)   Except as provided in Section 14.3(d), the General Partner, upon its approval of the Merger Agreement or Plan of Conversion, as the case may be, shall direct that the Merger Agreement or the Plan of Conversion and the merger, consolidation or conversion contemplated thereby, as applicable, be submitted to a vote of Limited Partners, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article XIII. A copy or a summary of the Merger Agreement or the Plan of Conversion, as the case may be, shall be included in or enclosed with the notice of a special meeting or the written consent.

          (b)   Except as provided in Section 14.3(d) and Section 14.3(e), the Merger Agreement or the Plan of Conversion, as the case may be, shall be approved upon receiving the affirmative vote or consent of the holders of a Share Majority; provided, that in the case of a Merger Agreement or Plan of Conversion, as the case may be, containing any provision that, if contained in an amendment to this Agreement, the provisions of this Agreement or the Delaware Act would require for its approval the vote or consent of a greater percentage of the Outstanding Shares or of any class of Limited Partners, such greater percentage vote or consent shall be required for approval of the Merger Agreement or the Plan of Conversion, as the case may be.

          (c)   Except as provided in Section 14.3(d) and Section 14.3(e), after such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger or a certificate of conversion pursuant to Section 14.4, the merger, consolidation or conversion may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement or the Plan of Conversion, as the case may be.

          (d)   Notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted without Limited Partner approval, to convert the Partnership or any Group Member into a new limited liability entity, to merge the Partnership or any Group Member into, or convey all of the Partnership's assets to, another limited liability entity that shall be newly formed and shall have no assets, liabilities or operations at the time of such conversion, merger or conveyance other than those it receives from the Partnership or other Group Member if (i) the General Partner has received an Opinion of Counsel that the conversion, merger or conveyance, as the case may be, would not result in the loss of the limited liability of any Limited Partner under the Delaware Act, (ii) the sole purpose of such conversion, merger or conveyance is to effect a mere change in the legal form of the Partnership into another limited liability entity and (iii) the governing instruments of the new entity provide the Limited Partners and the General Partner with the same rights and obligations as are herein contained.

          (e)   Additionally, notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted, without Limited Partner approval, to merge or consolidate the Partnership with or into another entity if (i) the General Partner has received an Opinion of Counsel that the merger or consolidation, as the case may be, would not result in the loss of the limited liability of any Limited Partner under the Delaware Act, (ii) the merger or consolidation would not result in an amendment to this Agreement, other than any amendments that could be adopted pursuant to Section 13.1, (iii) the Partnership is the Surviving Business Entity in such merger or consolidation, (iv) each Share or other Partnership Interest outstanding immediately prior to the effective date of the merger or consolidation is to be an identical Share or other Partnership Interest of the Partnership after the effective date of the merger or consolidation, and (v) the number of Partnership Interests to be issued by the Partnership in such merger or consolidation does not exceed 20% of the Partnership Interests Outstanding immediately prior to the effective date of such merger or consolidation.

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
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        Section 14.4    Certificate of Merger.    Upon the required approval by the General Partner and the Shareholders of a Merger Agreement or a Plan of Conversion, as the case may be, a certificate of merger or certificate of conversion, as applicable, shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

        Section 14.5    Effect of Merger, Consolidation or Conversion.

          (a)   At the effective time of the certificate of merger:

              (i)  all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

             (ii)  the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

            (iii)  all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

            (iv)  all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

          (b)   At the effective time of the certificate of conversion, for all purposes of the laws of the State of Delaware:

              (i)  the Partnership shall continue to exist, without interruption, but in the organizational form of the converted entity rather than in its prior organizational form;

             (ii)  all rights, title, and interests to all real estate and other property owned by the Partnership shall remain vested in the converted entity in its new organizational form without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens or other encumbrances thereon;

            (iii)  all liabilities and obligations of the Partnership shall continue to be liabilities and obligations of the converted entity in its new organizational form without impairment or diminution by reason of the conversion;

            (iv)  all rights of creditors or other parties with respect to or against the prior interest holders or other owners of the Partnership in their capacities as such in existence as of the effective time of the conversion will continue in existence as to those liabilities and obligations are enforceable against the converted entity by such creditors and obligees to the same extent as if the liabilities and obligations had originally been incurred or contracted by the converted entity; and

             (v)  the Partnership Interests that are to be converted into partnership interests, shares, evidences of ownership, or other rights or securities in the converted entity or cash as provided in the Plan of Conversion or certificate of conversion shall be so converted, and Partners shall be entitled only to the rights provided in the Plan of Conversion or certificate of conversion.

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
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          (c)   A merger, consolidation or conversion effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another.

        Section 14.6    Amendment of Partnership Agreement.    Pursuant to Section 17-211(g) of the Delaware Act, an agreement of merger or consolidation approved in accordance with Section 17-211(b) of the Delaware Act may (a) effect any amendment to this Agreement or (b) effect the adoption of a new partnership agreement for a limited partnership if it is the Surviving Business Entity. Any such amendment or adoption made pursuant to this Section 14.6 shall be effective at the effective time or date of the merger or consolidation.

ARTICLE XV
RIGHT TO ACQUIRE LIMITED PARTNER INTERESTS

        Section 15.1    Right to Acquire Limited Partner Interests.

          (a)   Notwithstanding any other provision of this Agreement, if at any time the General Partner, the Existing Owners and their permitted transferees and their respective Affiliates hold more than 80% of the total Limited Partner Interests of any class then Outstanding (and treating the Class A Shares and Class B Shares as a single class of Limited Partner Interest), the General Partner shall then have the right, which right it may assign and transfer in whole or in part to the Partnership or any other designee, exercisable at its option, to purchase all, but not less than all, of such Limited Partner Interests of such class (treating the Class A Shares and Class B Shares as a single class of Limited Partner Interest) then Outstanding held by Persons other than the General Partner, the Existing Owners and their permitted transferees and their respective Affiliates, at the greater of (x) the Current Market Price as of the date three days prior to the date that the notice described in Section 15.1(b) is mailed and (y) the highest price paid by the General Partner, the Existing Owners or any of their respective Affiliates for any such Limited Partner Interest of such class purchased during the 90-day period preceding the date that the notice described in Section 15.1(b) is mailed. As used in this Agreement, (i) "Current Market Price" as of any date of any class of Limited Partner Interests means the average of the daily Closing Prices (as hereinafter defined) per Limited Partner Interest of such class for the 20 consecutive Trading Days (as hereinafter defined) immediately prior to such date; (ii) "Closing Price" for any day means the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal National Securities Exchange on which such Limited Partner Interests are listed or admitted to trading or, if such Limited Partner Interests of such class are not listed or admitted to trading on any National Securities Exchange, the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by any quotation system then in use with respect to such Limited Partner interests, or, if on any such day such Limited Partner Interests of such class are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in such Limited Partner Interests of such class selected by the General Partner, or if on any such day no market maker is making a market in such Limited Partner Interests of such class, the fair value of such Limited Partner Interests on such day as determined by the General Partner; and (iii) "Trading Day" means a day on which the principal National Securities Exchange on which such Limited Partner Interests of any class are listed or admitted to trading is open for the transaction of business or, if Limited Partner Interests of a class are not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
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          (b)   If the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise the right to purchase Limited Partner Interests granted pursuant to Section 15.1(a), the General Partner shall deliver to the Transfer Agent notice of such election to purchase (the "Notice of Election to Purchase") and shall cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of Limited Partner Interests of such class (as of a Record Date selected by the General Partner) at least 10, but not more than 60, days prior to the Purchase Date. Such Notice of Election to Purchase shall also be published for a period of at least three consecutive days in at least two daily newspapers of general circulation printed in the English language and published in the Borough of Manhattan, New York. The Notice of Election to Purchase shall specify the Purchase Date and the price (determined in accordance with Section 15.1(a)) at which Limited Partner Interests will be purchased and state that the General Partner, its Affiliate or the Partnership, as the case may be, elects to purchase such Limited Partner Interests, upon surrender of Certificates representing such Limited Partner Interests, or other evidence of the issuance of uncertificated Shares, in exchange for payment, at such office or offices of the Transfer Agent as the Transfer Agent may specify, or as may be required by any National Securities Exchange on which such Limited Partner Interests are listed or admitted to trading. Any such Notice of Election to Purchase mailed to a Record Holder of Limited Partner Interests at his address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given regardless of whether the owner receives such notice. On or prior to the Purchase Date, the General Partner, its Affiliate or the Partnership, as the case may be, shall deposit with the Transfer Agent cash in an amount sufficient to pay the aggregate purchase price of all of such Limited Partner Interests to be purchased in accordance with this Section 15.1. If the Notice of Election to Purchase shall have been duly given as aforesaid at least 10 days prior to the Purchase Date, and if on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the holders of Limited Partner Interests subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate, or other evidence of the issuance of uncertificated Shares, shall not have been surrendered for purchase, all rights of the holders of such Limited Partner Interests (including any rights pursuant to Articles III, IV, V, VI, and XII) shall thereupon cease, except the right to receive the purchase price (determined in accordance with Section 15.1(a)) for Limited Partner Interests therefor, without interest, upon surrender to the Transfer Agent of the Certificates representing such Limited Partner Interests, or other evidence of the issuance of uncertificated Shares, and such Limited Partner Interests shall thereupon be deemed to be transferred to the General Partner, its Affiliate or the Partnership, as the case may be, on the record books of the Transfer Agent and the Partnership, and the General Partner or any Affiliate of the General Partner, or the Partnership, as the case may be, shall be deemed to be the owner of all such Limited Partner Interests from and after the Purchase Date and shall have all rights as the owner of such Limited Partner Interests (including all rights as owner of such Limited Partner Interests pursuant to Articles III, IV, V, VI and XII).

          (c)   At any time from and after the Purchase Date, a holder of an Outstanding Limited Partner Interest subject to purchase as provided in this Section 15.1 may surrender his Certificate evidencing such Limited Partner Interest, or other evidence of the issuance of uncertificated Shares, to the Transfer Agent in exchange for payment of the amount described in Section 15.1(a), therefor, without interest thereon.

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
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ARTICLE XVI
GENERAL PROVISIONS

        Section 16.1    Addresses and Notices.    Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner at the address described below. Any notice, payment or report to be given or made to a Partner hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Partnership Interests at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Partnership, regardless of any claim of any Person who may have an interest in such Partnership Interests by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 16.1 executed by the General Partner, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Transfer Agent or the Partnership is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 2.3. The General Partner may rely and shall be protected in relying on any notice or other document from a Partner or other Person if believed by it to be genuine.

        Section 16.2    Further Action.    The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

        Section 16.3    Binding Effect.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

        Section 16.4    Integration.    This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

        Section 16.5    Creditors.    None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

        Section 16.6    Waiver.    No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

        Section 16.7    Third-Party Beneficiaries.    Each Partner agrees that any Indemnitee shall be entitled to assert rights and remedies hereunder as a third-party beneficiary hereto with respect to those provisions of this Agreement affording a right, benefit or privilege to such Indemnitee.

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
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        Section 16.8    Counterparts.    This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Limited Partner Interest pursuant to Section 10.1 without execution hereof.

        Section 16.9    Applicable Law; Forum; Venue and Jurisdiction; Waiver of Trial by Jury.

          (a)   This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

          (b)   Each of the Partners and each Person holding any beneficial interest in the Partnership (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise):

              (i)  irrevocably agrees that any claims, suits, actions or proceedings (A) arising out of or relating in any way to this Agreement (including any claims, suits or actions to interpret, apply or enforce the provisions of this Agreement or the duties, obligations or liabilities among Partners or of Partners to the Partnership, or the rights or powers of, or restrictions on, the Partners or the Partnership), (B) brought in a derivative manner on behalf of the Partnership, (C) asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Partnership or the General Partner, or owed by the General Partner, to the Partnership or the Partners, (D) asserting a claim arising pursuant to any provision of the Delaware Act or (E) asserting a claim governed by the internal affairs doctrine shall be exclusively brought in the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction), in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims;

             (ii)  irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction) in connection with any such claim, suit, action or proceeding;

            (iii)  agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings in the Court of Chancery of the State of Delaware may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper;

            (iv)  expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; and

             (v)  consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

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        Section 16.10    Invalidity of Provisions.    If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

        Section 16.11    Consent of Partners.    Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

        Section 16.12    Facsimile Signatures.    The use of facsimile signatures affixed in the name and on behalf of the transfer agent and registrar of the Partnership on certificates representing Class A Shares is expressly permitted by this Agreement.

[Signature page follows.]

Second Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P.
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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above:

GENERAL PARTNER:
PAA GP HOLDINGS LLC
By:
	Name:	Richard McGee
	Title:	Executive Vice President General Counsel and Secretary

Signature Page to
Second Amended and Restated Agreement of Limited Partnership
of Plains GP Holdings, L.P.

PLAINS GP HOLDINGS, L.P.

[•], 2016

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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